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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-05151
                                  ---------------------------------------------

                          J.P. Morgan Mutual Fund Group
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          522 Fifth Avenue, New York,                          NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:   December 31, 2003
                        --------------------------------------------------------
Date of reporting period:  January 1, 2003 through June 30, 2003
                         -------------------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

JPMORGAN FUNDS

SEMI-ANNUAL REPORT JUNE 30, 2003 (UNAUDITED)

U.S. EQUITY MID/SMALL CAP FUNDS

DYNAMIC SMALL CAP FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

CONTENTS

President's Letter                                   1

Fund Commentaries:                                   3

Dynamic Small Cap Fund                               3

Mid Cap Equity Fund                                  6

Mid Cap Growth Fund                                  9

Mid Cap Value Fund                                  12

Small Cap Equity Fund                               15

Small Cap Growth Fund                               18

Trust Small Cap Equity                              21

U.S. Small Company Fund                             24

U.S. Small Company Opportunities Fund               27

Portfolios of Investments                           30

Financial Statements                                62

Notes to Financial Statements                       79

Financial Highlights                               100

HIGHLIGHTS

-  Quicker than expected war sparks relief rally

-  Liquidity and positive Q1 earnings support investor sentiment

-  Economic data remains mixed

-  Small stocks attractive versus large

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. MID AND SMALL CAP EQUITY FUNDS

PRESIDENT'S LETTER AUGUST 4, 2003

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan U.S. Mid- and Small-Cap Equity Funds for the six months ended June 30, 2003.

THE "BAGHDAD BOUNCE" TRIGGERS A LIQUIDITY DRIVEN RALLY

Despite the uncertainty of the first few months of 2003, equity markets found direction once it became clear that allied troops would cross the border into Iraq in mid-March. Prior to that, wrangling in the United Nations regarding the legitimacy of war dogged market sentiment. However, the combination of action, followed by a quicker than expected war, led to a relief-rally -- the "Baghdad Bounce".

This then acquired momentum thanks to utterances by the Fed confirming its determination to avoid deflation and to nurture growth, a weaker dollar, and Congress's approval of a $350 billion package of tax cuts by the Bush administration, in an attempt to boost consumer demand. The combination of liquidity and the lack of any major negative earnings surprises supported investor sentiment. By June 30th, the S&P 500 Index of blue chip U.S. Small Cap had risen 11.77% year to date, while the S&P 600 Index of small company stocks was up 12.92%.

While stock market sentiment improved, economic data was mixed with the labor market sluggish, but deteriorating less rapidly, and core CPI -- the benchmark measure of inflation -- falling to its lowest level in 40 years, +1.5%. However, there was some positive leading indicator data towards the end of the period, prompting the Fed to comment in its Beige Book that: "the unwinding of war-related concerns appears to have provided some lift to business and consumer confidence, but most reports suggested that the effect had not been dramatic".

OUTLOOK

From an economic perspective, we expect the accomodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004. This should provide further support to equities through improved earnings, while undermining bonds. The extent to which improving earnings will be reflected in stock prices is open to question, however, as price/earning valuation multiples are still not cheap relative to history. In the meantime, equities may be stuck in a trading range due to profit taking and concern about the recovery. In terms of capitalization, we believe that the prospects for small stocks are more attractive than those for large.

[SIDENOTE]

[PHOTO OF GEORGE C.W. GATCH]

From an economic perspective, we expect the accomodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004.

FUND FAMILY NEWS

Effective July 31, 2003, JPMorgan U.S. Small Company Opportunities Fund's portfolio management team is led by Eytan Shapiro and Timothy Parton. Your Fund's investment objective will remain the same. In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by highly motivated and talented management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

We would like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.


Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

                                 JPMORGAN FUNDS

JPMORGAN DYNAMIC SMALL CAP FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                     5/19/1997
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                         $150.3
Primary Benchmark                          S&P SMALL CAP 600
                                          BARRA GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term, rose 12.60% (A shares, net of fees) in the six months ended June 30, 2003. This compares with a rise of 12.73% for the S&P SmallCap 600 Barra Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the rise in small capitalization U.S. growth stocks, although it trailed the S&P SmallCap 600 Barra Growth Index by a small margin.

   Stock selection in the consumer cyclical, Pharmaceutical and Energy sectors had the largest positive impact on relative performance. In consumer cyclical, two post-secondary education companies, Career Education Corp, and Education Management Corp, benefited from strong enrollment and tuition growth. Additionally, Coach Inc , which is among America's leading luxury accessory brands, reported strong third quarter sales and operating margins. Within pharmaceuticals, biotechnology companies, Scios and Celgene, were leading performers. Scios was acquired by Johnson & Johnson in February at a premium to the market price. Celgene, which makes drugs to treat cancer and immunological diseases, reported 45% 2002 revenue growth and forecast 40-50% 2003 revenue growth for its cancer treatment, Thalomid. In energy, Pride International, an oil & gas drilling contractor, benefited as drilling activity picked up in the Gulf of Mexico.

   Semiconductors and retail were the weakest sectors compared with the benchmark. In semiconductors, the Fund suffered from being less exposed to the lower quality, non-earning stocks that outperformed. Semiconductor capital equipment holding, Rudolph Technologies, underperformed due to concerns regarding increased competition in the market for semiconductor copper connection measurement and testing. Within retail, Too Inc and California Pizza Kitchen performed poorly. Too Inc, the girls' fashion retailer, reported a drop in first quarter profits after it misjudged spring fashion trends. California Pizza Kitchen experienced decelerating average weekly restaurant sales.

Q: HOW WAS THE FUND MANAGED?

A: In the absence of any clear, sustainable industry leadership coming out of the recession, the Fund has maintained broad diversification across the small-cap growth universe. The largest overweights were in the energy and pharmaceutical sectors. The largest underweights have been in finance and basic materials. We continue to look for ideas in the healthcare technology, pharmaceutical, software, and industrial cyclical areas that should deliver upside during the recovery.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services              26.8%
Technology                             21.1%
Industrial Products & Services         13.6%
Health Services & Systems              12.8%
Energy                                  9.0%
Finance & Insurance                     7.7%
Pharmaceuticals                         6.9%
Utilities                               0.7%
Short-Term Investments                  0.7%
REITs                                   0.5%
Telecommunications                      0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Career Education Corp.              2.1%
 2. Odyssey Healthcare, Inc.            2.0%
 3. Mid Atlantic Medical Servives       1.9%
 4. Fair Isaac Corp.                    1.6%
 5. Ansys, Inc.                         1.6%
 6. P.F. Chang's China Bistro, Inc.     1.6%
 7. Advanced Neuromodulation Systems    1.5%
 8. Heartland Express, Inc.             1.5%
 9. Education Management Corp.          1.4%
10. Cabot Microelectronics Corp.        1.4%

Top 10 equity holdings comprised 16.6% of the Portfolio's market value of investments ($25,354 in thousands). As of June 30, 2003 the Fund held 106 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                                 SINCE
                                                                             INCEPTION
                                          1 YEAR      3 YEARS     5 YEARS    (5/19/97)
                                        ----------------------------------------------
CLASS A SHARES
               Without Sales Charge      (5.53%)     (12.78%)       1.47%        8.41%
                 With Sales Charge*     (10.94%)     (14.48%)       0.28%        7.36%
                                        ----------------------------------------------
CLASS B SHARES
                       Without CDSC      (6.11%)     (13.32%)       0.80%        7.69%
                        With CDSC**     (10.81%)     (14.05%)       0.46%        7.69%
                                        ----------------------------------------------
CLASS C SHARES
                       Without CDSC      (6.12%)     (13.32%)       0.80%        7.68%
                       With CDSC***      (7.06%)     (13.32%)       0.80%        7.68%
                                        ----------------------------------------------
SELECT SHARES                            (5.18%)     (12.40%)       1.79%        8.69%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 06/30/03)

             JPMORGAN DYNAMIC SMALL CAP FUND   S&P SMALLCAP 600/BARRA   LIPPER SMALL-CAP
             (CLASS A SHARES)                  GROWTH INDEX             GROWTH FUNDS INDEX
May-1997                            $  9,425                 $ 10,000             $ 10,000
May-1997                            $  9,925                 $ 10,000             $ 10,000
Jun-1997                            $ 10,962                 $ 10,357             $ 10,535
Jul-1997                            $ 12,083                 $ 10,977             $ 11,169
Aug-1997                            $ 12,497                 $ 11,317             $ 11,347
Sep-1997                            $ 13,384                 $ 12,036             $ 12,302
Oct-1997                            $ 13,054                 $ 11,372             $ 11,674
Nov-1997                            $ 12,545                 $ 11,157             $ 11,410
Dec-1997                            $ 12,602                 $ 11,289             $ 11,258
Jan-1998                            $ 12,442                 $ 11,083             $ 11,091
Feb-1998                            $ 13,676                 $ 12,177             $ 11,988
Mar-1998                            $ 14,778                 $ 12,500             $ 12,529
Apr-1998                            $ 14,938                 $ 12,565             $ 12,621
May-1998                            $ 13,892                 $ 11,779             $ 11,727
Jun-1998                            $ 14,353                 $ 11,856             $ 12,071
Jul-1998                            $ 13,468                 $ 11,132             $ 11,163
Aug-1998                            $ 10,490                 $  8,847             $  8,725
Sep-1998                            $ 11,630                 $  9,463             $  9,192
Oct-1998                            $ 12,055                 $  9,929             $  9,554
Nov-1998                            $ 12,950                 $ 10,621             $ 10,331
Dec-1998                            $ 14,299                 $ 11,546             $ 11,366
Jan-1999                            $ 14,148                 $ 11,389             $ 11,641
Feb-1999                            $ 12,905                 $ 10,269             $ 10,521
Mar-1999                            $ 13,216                 $ 10,565             $ 10,997
Apr-1999                            $ 13,706                 $ 11,049             $ 11,426
May-1999                            $ 13,640                 $ 11,146             $ 11,488
Jun-1999                            $ 15,082                 $ 11,739             $ 12,564
Jul-1999                            $ 15,102                 $ 11,711             $ 12,520
Aug-1999                            $ 14,828                 $ 11,174             $ 12,345
Sep-1999                            $ 15,008                 $ 11,438             $ 12,793
Oct-1999                            $ 15,065                 $ 11,611             $ 13,538
Nov-1999                            $ 16,366                 $ 12,281             $ 15,247
Dec-1999                            $ 18,610                 $ 13,806             $ 18,321
Jan-2000                            $ 18,327                 $ 13,616             $ 18,130
Feb-2000                            $ 22,673                 $ 16,456             $ 23,442
Mar-2000                            $ 22,144                 $ 14,955             $ 21,602
Apr-2000                            $ 22,249                 $ 14,385             $ 18,932
May-2000                            $ 20,411                 $ 13,770             $ 17,383
Jun-2000                            $ 23,276                 $ 15,021             $ 20,445
Jul-2000                            $ 21,919                 $ 13,994             $ 19,114
Aug-2000                            $ 25,021                 $ 15,680             $ 21,169
Sep-2000                            $ 23,757                 $ 14,846             $ 20,121
Oct-2000                            $ 23,135                 $ 14,962             $ 18,612
Nov-2000                            $ 19,637                 $ 12,718             $ 15,442
Dec-2000                            $ 20,735                 $ 13,886             $ 16,807
Jan-2001                            $ 20,679                 $ 13,897             $ 17,320
Feb-2001                            $ 18,148                 $ 12,718             $ 15,103
Mar-2001                            $ 16,418                 $ 12,061             $ 13,636
Apr-2001                            $ 17,751                 $ 13,231             $ 15,109
May-2001                            $ 18,350                 $ 13,382             $ 15,519
Jun-2001                            $ 18,689                 $ 13,812             $ 15,910
Jul-2001                            $ 18,136                 $ 13,477             $ 15,023
Aug-2001                            $ 17,311                 $ 13,076             $ 14,134
Sep-2001                            $ 15,242                 $ 11,416             $ 11,928
Oct-2001                            $ 16,056                 $ 12,111             $ 12,802
Nov-2001                            $ 16,778                 $ 12,910             $ 13,794
Dec-2001                            $ 17,762                 $ 13,722             $ 14,630
Jan-2002                            $ 17,479                 $ 13,703             $ 14,188
Feb-2002                            $ 17,186                 $ 13,279             $ 13,330
Mar-2002                            $ 18,169                 $ 14,214             $ 14,420
Apr-2002                            $ 18,338                 $ 14,419             $ 14,040
May-2002                            $ 17,604                 $ 13,761             $ 13,477
Jun-2002                            $ 16,351                 $ 12,943             $ 12,475
Jul-2002                            $ 14,328                 $ 11,395             $ 10,706
Aug-2002                            $ 14,294                 $ 11,622             $ 10,690
Sep-2002                            $ 13,423                 $ 11,048             $ 10,042
Oct-2002                            $ 13,955                 $ 11,528             $ 10,471
Nov-2002                            $ 14,452                 $ 12,107             $ 11,349
Dec-2002                            $ 13,717                 $ 11,615             $ 10,591
Jan-2003                            $ 13,266                 $ 11,297             $ 10,311
Feb-2003                            $ 12,984                 $ 10,991             $  9,989
Mar-2003                            $ 13,198                 $ 11,201             $ 10,195
Apr-2003                            $ 14,147                 $ 12,001             $ 11,037
May-2003                            $ 15,085                 $ 12,813             $ 12,163
Jun-2003                            $ 15,443                 $ 13,093             $ 12,575

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 5/19/97.

Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to June 30, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP EQUITY FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                      1/1/1997
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                         $158.7
Primary Benchmark                                RUSSELL MID
                                                   CAP INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Mid Cap Equity Fund (formerly JPMorgan Select Mid Cap Equity Fund), which seeks to provide long term capital growth from a portfolio of mid cap stocks, rose 13.65% (Select Shares) during the six-months ended June 30, 2003. This compares with a gain of 15.47% for the Russell Mid Cap Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Though the Fund participated in the market's climb, results trailed the benchmark. In a period where all sectors of the Fund and benchmark registered gains, it was the more aggressive, high beta stocks that led the benchmark higher. Stock selection, combined with a relative underweight in the technology sector, hindered performance relative to the index. Additionally, the Fund's healthcare holdings, which rose sharply during the period, under-performed their benchmark peer group.

   The portfolio's top detractors were Jones Apparel, a leading manufacturer of brand name clothing and accessories, and Brinker International, operator of Chili's Grill & Bar and other restaurant chains. Shares of Jones Apparel declined after management announced in January that they were in discussions regarding a possible restructuring of its license agreements with Polo Ralph Lauren. We sold our position in the company due to the uncertainty over how the issue will be resolved, and the potential financial impact of the resolution. Shares of Brinker International declined as investor sentiment turned negative due to rising industry costs and adverse weather conditions earlier in the year.

   The portfolio's top contributor was T. Rowe Price Group, a leading provider of no-load mutual funds. Investors overlooked disappointing 1Q 03 operating results as equity mutual fund inflows turned strongly positive, reversing a trend in which investors had pulled money out of equity funds for the last three-quarters. Increased fund inflows, plus the appreciation of existing fund assets, will have a direct, positive impact on T. Rowe's revenues, which are tied to the overall level of assets under management.

Q: HOW WAS THE FUND MANAGED?

A: Despite the Fund's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that have been the driving force behind the recent rally. However, our focus on quality companies works to smooth out portfolio performance at sharp inflection points in the market such as the one just experienced.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services              23.2%
Technology                             17.1%
Finance & Insurance                    16.0%
Health Services & Systems               9.2%
Industrial Products & Services          8.7%
Energy                                  6.6%
Utilities                               5.0%
REITs                                   4.9%
Pharmaceuticals                         3.7%
Telecommunications                      3.1%
Short-Term Investments                  2.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Deluxe Corp.                       1.7%
 2. T. Rowe Price Group, Inc.          1.6%
 3. Outback Steakhouse, Inc.           1.6%
 4. The E.W Scripps Co.                1.5%
 5. Devon Energy Corp.                 1.5%
 6. Republic Services, Inc.            1.2%
 7. Gannett Co., Inc.                  1.2%
 8. Florida Rock Industries, Inc.      1.2%
 9. Kinder Morgan, Inc.                1.1%
10. Golden West Financial Corp.        1.1%

Top 10 equity holdings comprised 13.7% of the Portfolio's market value of investments ($21,851 in thousands). As of June 30, 2003 the Fund held 187 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------
SELECT SHARES        4.54%      0.55%      5.99%       9.98%

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/93 TO 06/30/03)

        JPMORGAN MID CAP EQUITY FUND    RUSSELL MID-CAP INDEX   LIPPER MID-CAP CORE FUNDS INDEX
Jun-1993                $  5,000,000             $  5,000,000                      $  5,000,000
Jul-1993                $  5,028,000             $  5,024,000                      $  5,034,500
Aug-1993                $  5,306,048             $  5,247,568                      $  5,270,618
Sep-1993                $  5,392,537             $  5,267,509                      $  5,460,887
Oct-1993                $  5,422,196             $  5,271,723                      $  5,566,829
Nov-1993                $  5,222,117             $  5,149,419                      $  5,372,546
Dec-1993                $  5,434,135             $  5,335,828                      $  5,616,997
Jan-1994                $  5,625,960             $  5,483,097                      $  5,772,026
Feb-1994                $  5,635,524             $  5,408,526                      $  5,731,045
Mar-1994                $  5,364,455             $  5,178,123                      $  5,431,884
Apr-1994                $  5,345,680             $  5,213,852                      $  5,459,044
May-1994                $  5,271,375             $  5,221,152                      $  5,388,076
Jun-1994                $  5,126,412             $  5,066,606                      $  5,171,476
Jul-1994                $  5,232,529             $  5,240,390                      $  5,290,419
Aug-1994                $  5,467,469             $  5,488,785                      $  5,594,619
Sep-1994                $  5,496,994             $  5,354,858                      $  5,601,332
Oct-1994                $  5,477,754             $  5,395,555                      $  5,664,067
Nov-1994                $  5,280,007             $  5,157,611                      $  5,455,063
Dec-1994                $  5,330,167             $  5,224,660                      $  5,578,893
Jan-1995                $  5,261,408             $  5,331,766                      $  5,505,809
Feb-1995                $  5,475,021             $  5,607,951                      $  5,718,884
Mar-1995                $  5,723,040             $  5,768,339                      $  5,837,265
Apr-1995                $  5,746,504             $  5,855,441                      $  5,833,763
May-1995                $  5,915,451             $  6,048,085                      $  5,917,186
Jun-1995                $  6,085,816             $  6,251,300                      $  6,281,684
Jul-1995                $  6,497,826             $  6,554,488                      $  6,681,827
Aug-1995                $  6,560,205             $  6,654,772                      $  6,771,364
Sep-1995                $  6,705,842             $  6,805,170                      $  6,934,554
Oct-1995                $  6,385,973             $  6,652,734                      $  6,711,261
Nov-1995                $  6,605,651             $  6,983,375                      $  6,915,284
Dec-1995                $  6,643,963             $  7,023,878                      $  6,994,118
Jan-1996                $  6,653,929             $  7,172,082                      $  7,070,354
Feb-1996                $  6,778,358             $  7,340,626                      $  7,348,926
Mar-1996                $  6,833,940             $  7,447,065                      $  7,433,438
Apr-1996                $  7,046,476             $  7,657,817                      $  7,843,021
May-1996                $  7,188,815             $  7,773,450                      $  8,043,802
Jun-1996                $  6,983,215             $  7,656,848                      $  7,764,682
Jul-1996                $  6,342,155             $  7,182,890                      $  7,180,778
Aug-1996                $  6,852,699             $  7,524,795                      $  7,568,540
Sep-1996                $  7,445,457             $  7,896,520                      $  7,965,131
Oct-1996                $  7,121,580             $  7,959,692                      $  7,881,498
Nov-1996                $  7,189,235             $  8,444,437                      $  8,226,707
Dec-1996                $  7,135,316             $  8,358,304                      $  8,246,451
Jan-1997                $  7,327,256             $  8,670,905                      $  8,507,864
Feb-1997                $  7,018,046             $  8,657,898                      $  8,274,748
Mar-1997                $  6,473,445             $  8,289,938                      $  7,883,353
Apr-1997                $  6,507,755             $  8,496,357                      $  7,934,595
May-1997                $  7,258,749             $  9,116,591                      $  8,753,445
Jun-1997                $  7,621,687             $  9,414,704                      $  9,070,319
Jul-1997                $  8,088,134             $ 10,199,890                      $  9,707,056
Aug-1997                $  7,924,754             $ 10,088,711                      $  9,732,294
Sep-1997                $  8,479,487             $ 10,664,777                      $ 10,392,144
Oct-1997                $  8,127,588             $ 10,249,917                      $  9,974,380
Nov-1997                $  8,055,252             $ 10,493,865                      $  9,961,413
Dec-1997                $  8,205,886             $ 10,782,446                      $ 10,078,957
Jan-1998                $  8,235,427             $ 10,579,736                      $  9,901,568
Feb-1998                $  9,091,911             $ 11,407,071                      $ 10,745,181
Mar-1998                $  9,616,514             $ 11,947,767                      $ 11,268,472
Apr-1998                $  9,855,966             $ 11,977,636                      $ 11,398,059
May-1998                $  9,213,357             $ 11,607,527                      $ 10,811,059
Jun-1998                $  9,668,496             $ 11,767,711                      $ 10,934,305
Jul-1998                $  9,078,718             $ 11,206,391                      $ 10,312,143
Aug-1998                $  7,075,045             $  9,414,489                      $  8,210,528
Sep-1998                $  7,786,087             $ 10,023,607                      $  8,926,487
Oct-1998                $  8,071,058             $ 10,707,217                      $  9,434,404
Nov-1998                $  8,590,027             $ 11,214,739                      $  9,908,011
Dec-1998                $  9,538,366             $ 11,873,044                      $ 10,861,161
Jan-1999                $  9,693,841             $ 11,852,860                      $ 10,810,114
Feb-1999                $  8,912,518             $ 11,458,159                      $ 10,048,001
Mar-1999                $  9,277,040             $ 11,816,800                      $ 10,340,398
Apr-1999                $  9,669,458             $ 12,690,061                      $ 10,933,936
May-1999                $  9,566,962             $ 12,653,260                      $ 11,064,050
Jun-1999                $ 10,370,587             $ 13,099,920                      $ 11,667,041
Jul-1999                $ 10,119,619             $ 12,740,982                      $ 11,439,534
Aug-1999                $  9,952,645             $ 12,410,991                      $ 11,123,803
Sep-1999                $ 10,088,001             $ 11,974,124                      $ 10,915,788
Oct-1999                $ 10,464,283             $ 12,541,698                      $ 11,457,211
Nov-1999                $ 11,015,751             $ 12,902,899                      $ 12,317,647
Dec-1999                $ 11,928,957             $ 14,038,354                      $ 13,925,100
Jan-2000                $ 11,401,697             $ 13,573,684                      $ 13,777,494
Feb-2000                $ 12,195,255             $ 14,617,500                      $ 16,067,313
Mar-2000                $ 13,068,435             $ 15,455,083                      $ 15,943,595
Apr-2000                $ 12,931,217             $ 14,724,058                      $ 14,859,431
May-2000                $ 12,389,399             $ 14,333,870                      $ 14,248,708
Jun-2000                $ 12,725,152             $ 14,758,153                      $ 15,408,553
Jul-2000                $ 12,685,704             $ 14,592,861                      $ 14,966,327
Aug-2000                $ 14,098,891             $ 15,990,858                      $ 16,427,041
Sep-2000                $ 13,814,093             $ 15,762,188                      $ 15,990,082
Oct-2000                $ 13,702,199             $ 15,519,451                      $ 15,422,434
Nov-2000                $ 12,601,913             $ 14,122,700                      $ 13,716,713
Dec-2000                $ 13,684,417             $ 15,197,438                      $ 14,794,846
Jan-2001                $ 13,785,682             $ 15,442,116                      $ 15,231,294
Feb-2001                $ 13,096,398             $ 14,501,691                      $ 14,035,638
Mar-2001                $ 12,135,122             $ 13,602,587                      $ 13,099,461
Apr-2001                $ 13,136,270             $ 14,765,608                      $ 14,366,178
May-2001                $ 13,384,545             $ 15,040,248                      $ 14,706,657
Jun-2001                $ 13,277,469             $ 14,898,870                      $ 14,744,894
Jul-2001                $ 13,059,718             $ 14,472,762                      $ 14,280,430
Aug-2001                $ 12,647,031             $ 13,915,561                      $ 13,664,943
Sep-2001                $ 11,233,093             $ 12,237,344                      $ 11,918,564
Oct-2001                $ 11,610,525             $ 12,721,943                      $ 12,514,492
Nov-2001                $ 12,360,565             $ 13,788,042                      $ 13,460,587
Dec-2001                $ 13,144,225             $ 14,342,321                      $ 14,067,660
Jan-2002                $ 12,890,541             $ 14,256,267                      $ 13,907,289
Feb-2002                $ 12,649,488             $ 14,105,151                      $ 13,666,693
Mar-2002                $ 13,361,654             $ 14,951,460                      $ 14,589,194
Apr-2002                $ 13,344,284             $ 14,661,401                      $ 14,348,473
May-2002                $ 13,237,530             $ 14,495,727                      $ 14,057,199
Jun-2002                $ 12,375,767             $ 13,524,514                      $ 13,040,863
Jul-2002                $ 11,381,993             $ 12,204,521                      $ 11,718,520
Aug-2002                $ 11,485,569             $ 12,271,646                      $ 11,852,111
Sep-2002                $ 10,709,144             $ 11,138,973                      $ 10,906,312
Oct-2002                $ 11,256,381             $ 11,701,491                      $ 11,418,909
Nov-2002                $ 11,731,401             $ 12,513,575                      $ 12,195,395
Dec-2002                $ 11,384,151             $ 12,020,540                      $ 11,624,650
Jan-2003                $ 11,225,912             $ 11,777,725                      $ 11,394,482
Feb-2003                $ 11,020,477             $ 11,622,259                      $ 11,154,059
Mar-2003                $ 11,223,254             $ 11,737,319                      $ 11,181,944
Apr-2003                $ 11,910,117             $ 12,589,449                      $ 12,026,181
May-2003                $ 12,816,477             $ 13,741,383                      $ 13,036,380
Jun-2003                $ 12,942,231             $ 13,880,171                      $ 13,265,820

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $5,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell MidCap Index, and Lipper Mid-Cap Core Funds Index from June 30, 1993 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP GROWTH FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                    10/29/1999
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                          $58.8
Primary Benchmark                            RUSSELL MID CAP
                                                GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Mid Cap Growth Fund, which seeks to provide long-term growth through a portfolio of mid-capitalization stocks, rose 16.25% (A shares, without sales charge) during the six months ended June 30, 2003. This compares with a gain of 18.74% for the Russell Mid Cap Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund posted a solid gain for the period, but modestly trailed its market benchmark. All sectors posted positive returns in the period, with particularly strong stock selection in the producer durable and auto & transportation sectors. Weaker stock selection in the consumer discretionary and technology sectors, however, offset the stronger results in other sectors and led to the Fund's underperformance.

   The portfolio's top detractors were Pepsi Cola Bottling, a manufacturer and distributor of Pepsi-Cola beverages, and Brinker International, operator of Chili's Grill & Bar and other restaurant chains. Shares of Pepsi Cola Bottling declined after management cut its 2003 earnings forecast, as severe weather earlier in the year negatively impacted sales. Following this announcement we eliminated our position in the company. Shares of Brinker International declined as investor sentiment turned negative due to rising industry costs and adverse weather conditions earlier in the year.

   The portfolio's top contributor for the period was Expedia, the provider of online travel services. USA Interactive announced in March that it would buy the remaining stake in Expedia. The deal comes five months after USA Interactive dropped an earlier effort to take full control of the company.

Q: HOW WAS THE FUND MANAGED?

A: Given the range of events the market has encountered so far in 2003, the portfolio manager has sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends. The portfolio manager's focus remains on stock selection, believing that quality growth companies -- regardless of their economic sector -- will perform well even in a challenging economic environment.

   During the period we did increase the Fund's weighting in the technology sector, where we added names such as Lucent Technologies, Corning and Juniper Networks. To fund these new names we reduced the portfolio's exposure in the consumer discretionary sector, by eliminating retail stocks that had disappointed such as TJX, Circuit City, Office Depot and Costco Wholesale.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                      33.8%
Consumer Goods & Services       23.9%
Health Services & Systems       18.2%
Pharmaceuticals                  9.8%
Finance & Insurance              5.3%
Energy                           3.8%
Industrial Products & Services   3.3%
Short-Term Investments           1.0%
Telecommunications               0.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Omnicare, Inc.              2.6%
 2. CBRL Group, Inc.            1.8%
 3. Anthem, Inc.                1.8%
 4. T.Rowe Price Group, Inc.    1.8%
 5. Staples, Inc.               1.7%
 6. Caremark Rx, Inc.           1.7%
 7. MedImmune, Inc.             1.6%
 8. CDW Corp.                   1.6%
 9. Electronic Arts, Inc.       1.5%
10. KLA - Tencor Corp.          1.4%

Top 10 equity holdings comprised 17.5% of the Portfolio's market value of investments ($10,318 in thousands). As of June 30, 2003 the Fund held 105 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                           SINCE
                                                                       INCEPTION
                                              1 YEAR     3 YEARS      (10/29/99)
                                       -----------------------------------------
CLASS A SHARES
               Without Sales Charge           0.97%     (31.77%)        (20.81%)
                 With Sales Charge*          (4.82%)    (33.12%)        (22.08%)
                                       -----------------------------------------
CLASS B SHARES
                       Without CDSC           0.25%     (32.23%)        (21.34%)
                        With CDSC**          (4.75%)    (32.90%)        (21.98%)

 * Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 3% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 06/30/03)

          JPMORGAN MID CAP GROWTH FUND   RUSSELL MIDCAP    LIPPER MID-CAP
          (CLASS A SHARES)                 GROWTH INDEX    GROWTH FUNDS INDEX
Oct-1999                      $  9,425         $ 10,000              $ 10,000
Oct-1999                      $  9,434         $ 10,000              $ 10,000
Nov-1999                      $ 11,669         $ 11,036              $ 11,254
Dec-1999                      $ 13,367         $ 12,947              $ 13,602
Jan-2000                      $ 13,631         $ 12,945              $ 13,368
Feb-2000                      $ 18,344         $ 15,666              $ 16,718
Mar-2000                      $ 15,206         $ 15,682              $ 15,541
Apr-2000                      $ 11,284         $ 14,159              $ 13,491
May-2000                      $  9,502         $ 13,127              $ 12,278
Jun-2000                      $ 12,594         $ 14,519              $ 14,186
Jul-2000                      $ 11,746         $ 13,600              $ 13,597
Aug-2000                      $ 12,952         $ 15,651              $ 15,376
Sep-2000                      $ 11,793         $ 14,886              $ 14,636
Oct-2000                      $  9,493         $ 13,868              $ 13,452
Nov-2000                      $  6,430         $ 10,854              $ 10,639
Dec-2000                      $  6,802         $ 11,426              $ 11,406
Jan-2001                      $  7,103         $ 12,079              $ 11,562
Feb-2001                      $  5,609         $  9,989              $  9,827
Mar-2001                      $  5,098         $  8,560              $  8,785
Apr-2001                      $  5,667         $  9,987              $  9,942
May-2001                      $  5,782         $  9,940              $ 10,024
Jun-2001                      $  5,522         $  9,945              $  9,985
Jul-2001                      $  5,117         $  9,274              $  9,460
Aug-2001                      $  4,771         $  8,602              $  8,826
Sep-2001                      $  4,115         $  7,180              $  7,553
Oct-2001                      $  4,385         $  7,935              $  7,974
Nov-2001                      $  4,693         $  8,789              $  8,629
Dec-2001                      $  4,876         $  9,123              $  9,003
Jan-2002                      $  4,732         $  8,827              $  8,659
Feb-2002                      $  4,395         $  8,326              $  8,229
Mar-2002                      $  4,703         $  8,962              $  8,747
Apr-2002                      $  4,530         $  8,487              $  8,457
May-2002                      $  4,366         $  8,235              $  8,174
Jun-2002                      $  3,961         $  7,325              $  7,440
Jul-2002                      $  3,575         $  6,613              $  6,638
Aug-2002                      $  3,498         $  6,590              $  6,559
Sep-2002                      $  3,267         $  6,066              $  6,152
Oct-2002                      $  3,469         $  6,536              $  6,462
Nov-2002                      $  3,633         $  7,048              $  6,846
Dec-2002                      $  3,440         $  6,623              $  6,441
Jan-2003                      $  3,392         $  6,558              $  6,346
Feb-2003                      $  3,315         $  6,501              $  6,248
Mar-2003                      $  3,411         $  6,622              $  6,337
Apr-2003                      $  3,604         $  7,072              $  6,782
May-2003                      $  3,922         $  7,753              $  7,343
Jun-2003                      $  4,000         $  7,864              $  7,458

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The JPMorgan MidCap Growth Fund (formerly J.P. Morgan H&Q IPO & Emerging Company
Fund) commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and assumes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP VALUE FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                    11/13/1997
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                         $313.2
Primary Benchmark                            RUSSELL MID CAP
                                                 VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, rose 12.12% (A shares, without sales charge) during the six months ended June 30, 2003. This compares with a gain of 13.10% for the Russell Mid Cap Value Index.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A: Though the Fund participated in the market's climb, results trailed the benchmark. In a period where all sectors of the Fund and benchmark registered gains, it was the more aggressive, high beta stocks that led the benchmark higher. The Fund's underweight position in the technology sector was a drag on performance. Additionally, the Fund's utility holdings, which rose sharply during the period, under-performed their benchmark peer group.

   The top detractor in the Fund was VF Corp, which sagged after the world's largest apparel supplier, with a stable of brands including Lee, Wrangler, and North Face, warned it would miss previously disclosed earnings expectations due to difficult retail conditions. The company saw a drop in year-over-year EPS after previously forecasting a flat to down 5% performance in the June quarter. The company also said it was still pursuing options for its Playwear children's clothing division and that a decision could come shortly. VF left its outlook for the second half of 2003 intact. In early July, VF announced its acquisition of designer Nautica, in order to expand its apparel brands.

   Natural gas pipeline operator Kinder Morgan, was the top contributor during the period. The company announced it was nearly doubling its dividend to take advantage of the recently enacted tax cut that reduced the double taxation of corporate dividends.

Q: HOW WAS THE FUND MANAGED?

A: Despite the Fund's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that have been the driving force behind the recent rally. As is often the case, our overriding focus on quality and value -- which generally avoids investments in highly cyclical and leveraged companies -- works to smooth out portfolio performance at sharp inflection points in the market such as the one just experienced.

   During the period we increased our financial and consumer staple exposure while we reduced our consumer discretionary and utilities weights.

   Going forward, we will remain steadfast to the disciplined investment process and philosophy that has guided the portfolio since its inception.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               25.0%
Finance & Insurance                     23.5%
Industrial Products & Services           9.9%
Short-Term Investments                   9.8%
Energy                                   8.1%
Technology                               6.3%
Telecommunications                       5.3%
REITs                                    4.6%
Health Services & Systems                3.9%
Utilities                                3.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Outback Steakhouse, Inc.             2.6%
 2. North Fork Bancorporation, Inc.      2.5%
 3. Devon Energy Corp.                   2.4%
 4. VF Corp.                             2.3%
 5. Kinder Morgan                        2.3%
 6. AutoZone, Inc.                       2.2%
 7. Deluxe Corp.                         2.1%
 8. Gannett Co., Inc.                    2.0%
 9. TCF Financial Corp.                  2.0%
10. MGIC Investment Corp.                1.8%

Top 10 equity holdings comprised 22.2% of the Portfolio's market value of investments ($70,099 in thousands). As of June 30, 2003 the Fund held 88 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                          SINCE
                                                                      INCEPTION
                                         1 YEAR   3 YEARS   5 YEARS   (11/13/97)
                                       -----------------------------------------
CLASS A SHARES
               Without Sales Charge      10.28%    15.92%    15.30%       17.17%
                 With Sales Charge*       3.93%    13.64%    13.94%       15.95%
                                       -----------------------------------------
CLASS B SHARES
                       Without CDSC       9.47%    15.31%    14.93%       16.84%
                        With CDSC**       4.47%    14.55%    14.70%       16.75%
                                       -----------------------------------------
CLASS C SHARES
                       Without CDSC       9.52%    15.39%    14.98%       16.89%
                       With CDSC***       8.52%    15.39%    14.98%       16.89%
                                       -----------------------------------------
INSTITUTIONAL SHARES                     10.85%    16.37%    15.56%       17.41%
                                       -----------------------------------------
SELECT SHARES                            10.62%    16.20%    15.46%       17.32%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 06/30/03)

          JPMORGAN MID CAP VALUE FUND    RUSSELL MID CAP     S&P MIDCAP 400/BARRA     LIPPER MID-CAP
          (INSTITUTIONAL SHARES)         VALUE INDEX         VALUE INDEX              VALUE FUNDS INDEX
Nov-1997                 $  3,000,000       $  3,000,000             $  3,000,000          $  3,000,000
Nov-1997                 $  3,060,000       $  3,000,000             $  3,000,000          $  3,000,000
Dec-1997                 $  3,146,904       $  3,114,900             $  3,180,000          $  3,031,200
Jan-1998                 $  3,170,820       $  3,054,471             $  3,107,178          $  2,992,098
Feb-1998                 $  3,321,117       $  3,258,510             $  3,337,109          $  3,200,048
Mar-1998                 $  3,579,832       $  3,426,323             $  3,493,286          $  3,333,810
Apr-1998                 $  3,597,732       $  3,407,135             $  3,515,643          $  3,372,149
May-1998                 $  3,555,638       $  3,327,408             $  3,373,611          $  3,240,973
Jun-1998                 $  3,591,906       $  3,338,056             $  3,348,646          $  3,228,009
Jul-1998                 $  3,408,359       $  3,168,817             $  3,202,980          $  3,045,949
Aug-1998                 $  3,050,482       $  2,723,281             $  2,678,332          $  2,536,057
Sep-1998                 $  3,194,769       $  2,882,048             $  2,886,706          $  2,608,588
Oct-1998                 $  3,423,515       $  3,068,805             $  3,114,467          $  2,764,843
Nov-1998                 $  3,637,142       $  3,176,520             $  3,187,034          $  2,866,865
Dec-1998                 $  3,768,807       $  3,273,086             $  3,329,176          $  2,978,673
Jan-1999                 $  3,699,084       $  3,196,823             $  3,155,060          $  2,958,716
Feb-1999                 $  3,683,917       $  3,126,493             $  3,004,564          $  2,804,567
Mar-1999                 $  3,701,969       $  3,171,202             $  3,061,050          $  2,860,378
Apr-1999                 $  4,002,198       $  3,471,515             $  3,357,359          $  3,081,199
May-1999                 $  4,226,722       $  3,486,095             $  3,412,084          $  3,107,389
Jun-1999                 $  4,366,203       $  3,525,837             $  3,518,200          $  3,227,334
Jul-1999                 $  4,461,387       $  3,437,691             $  3,471,408          $  3,167,952
Aug-1999                 $  4,243,225       $  3,318,747             $  3,339,842          $  3,060,241
Sep-1999                 $  4,166,423       $  3,150,818             $  3,175,521          $  2,990,162
Oct-1999                 $  4,316,830       $  3,243,767             $  3,239,032          $  3,018,867
Nov-1999                 $  4,299,131       $  3,184,406             $  3,304,136          $  3,127,245
Dec-1999                 $  4,291,393       $  3,269,749             $  3,406,565          $  3,333,330
Jan-2000                 $  4,204,707       $  3,074,218             $  3,259,401          $  3,158,997
Feb-2000                 $  3,944,015       $  2,945,715             $  3,139,781          $  3,247,133
Mar-2000                 $  4,540,350       $  3,302,736             $  3,620,167          $  3,470,536
Apr-2000                 $  4,500,849       $  3,315,947             $  3,587,224          $  3,415,701
May-2000                 $  4,737,594       $  3,372,981             $  3,690,536          $  3,390,766
Jun-2000                 $  4,698,272       $  3,247,169             $  3,523,724          $  3,398,904
Jul-2000                 $  4,844,388       $  3,323,153             $  3,663,263          $  3,422,697
Aug-2000                 $  5,010,066       $  3,526,862             $  3,925,187          $  3,642,434
Sep-2000                 $  5,156,360       $  3,560,720             $  3,983,279          $  3,610,745
Oct-2000                 $  5,377,568       $  3,628,374             $  3,945,438          $  3,584,386
Nov-2000                 $  5,389,398       $  3,581,205             $  3,950,567          $  3,391,188
Dec-2000                 $  5,805,999       $  3,897,067             $  4,354,315          $  3,686,560
Jan-2001                 $  5,878,574       $  3,883,038             $  4,548,518          $  3,815,590
Feb-2001                 $  5,925,602       $  3,866,729             $  4,397,962          $  3,683,570
Mar-2001                 $  5,755,538       $  3,759,620             $  4,204,451          $  3,544,331
Apr-2001                 $  6,049,070       $  3,966,400             $  4,584,954          $  3,776,840
May-2001                 $  6,214,815       $  4,079,045             $  4,675,736          $  3,882,213
Jun-2001                 $  6,299,958       $  4,024,794             $  4,683,218          $  3,914,048
Jul-2001                 $  6,385,007       $  4,008,695             $  4,683,686          $  3,900,348
Aug-2001                 $  6,231,767       $  3,935,336             $  4,588,607          $  3,809,860
Sep-2001                 $  5,733,849       $  3,559,905             $  4,073,765          $  3,433,065
Oct-2001                 $  5,737,862       $  3,578,772             $  4,137,723          $  3,499,323
Nov-2001                 $  6,061,478       $  3,829,286             $  4,389,297          $  3,762,122
Dec-2001                 $  6,381,524       $  3,988,202             $  4,665,823          $  3,934,804
Jan-2002                 $  6,385,991       $  4,028,482             $  4,664,890          $  3,918,671
Feb-2002                 $  6,566,714       $  4,093,744             $  4,775,447          $  3,933,170
Mar-2002                 $  6,841,860       $  4,302,934             $  5,128,831          $  4,180,173
Apr-2002                 $  6,963,645       $  4,299,922             $  5,205,763          $  4,168,887
May-2002                 $  7,045,119       $  4,293,472             $  5,115,183          $  4,107,604
Jun-2002                 $  6,679,478       $  4,101,983             $  4,827,709          $  3,817,197
Jul-2002                 $  6,278,709       $  3,700,399             $  4,327,076          $  3,443,111
Aug-2002                 $  6,455,141       $  3,743,324             $  4,365,154          $  3,452,752
Sep-2002                 $  6,089,134       $  3,365,248             $  3,935,623          $  3,150,982
Oct-2002                 $  6,459,354       $  3,472,263             $  4,093,048          $  3,257,800
Nov-2002                 $  6,703,517       $  3,691,016             $  4,355,822          $  3,520,378
Dec-2002                 $  6,587,546       $  3,603,169             $  4,194,221          $  3,358,441
Jan-2003                 $  6,492,027       $  3,503,362             $  4,049,101          $  3,276,831
Feb-2003                 $  6,414,772       $  3,445,206             $  3,963,665          $  3,203,758
Mar-2003                 $  6,510,352       $  3,456,920             $  3,950,981          $  3,216,573
Apr-2003                 $  6,923,108       $  3,719,645             $  4,271,801          $  3,463,284
May-2003                 $  7,367,572       $  4,046,974             $  4,689,156          $  3,774,633
Jun-2003                 $  7,404,217       $  4,075,303             $  4,708,850          $  3,833,140

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SMALL CAP EQUITY FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                    12/20/1994
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                         $624.1
Primary Benchmark                              S&P SMALL CAP
                                                   600 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, rose 10.80% (A shares, without sales charge) in the six months ended June 30, 2003. This compares with a rise of 12.92% for the S&P Small Cap 600 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund captured the majority of the rise in small capitalization U.S.
   equities, although it trailed its benchmark, the S&P Small Cap 600 Index. While delivering strong absolute returns for the period, the portfolio's bias toward owning high quality, profitable, and relatively larger small cap companies with longer track records hurt relative performance. The Fund was less exposed to the non-earning, low quality, low market cap, and low absolute stock price companies that rallied during April and May.

   Stock selection in the Finance and Retail sectors had the largest negative impact on relative performance. In Finance, mid-Atlantic based regional bank holding company, Commerce Bancorp, declined on concerns regarding slow balance sheet growth and deteriorating balance sheet quality. Some of the Fund's regional bank stocks underperformed the index. Additionally, it suffered from being underweight the Finance sector.

   Within Retail, the greatest detractor from performance was AFC Enterprises, the franchiser and operator of quick-service restaurant brands such as Popeye's Chicken & Biscuits, where financial control issues forced management to restate earnings. In addition, casual-dining chain, Cheesecake Factory, negatively impacted Fund performance during the period, due to weak bakery sales and falling same store sales. We have sold both stocks.

   The Fund's best performing sectors relative to the benchmark were Health Services & Systems and Pharmaceuticals. In Health Services & Systems, managed care provider, Coventry Health Care, has delivered better than expected EPS results, driven by double-digit membership and pricing growth, continued acquisitions, and margin expansion. In addition, contact lens maker, Cooper Companies, is benefiting from better than expected contact lens sales and a new contact lens product launch in Japan.

   In Pharmaceuticals, biotechnology company, Scios, significantly added to performance after Johnson & Johnson agreed in February to acquire Scios for $45 per share, a 29% premium to the market price.

Q: HOW WAS THE FUND MANAGED?

A: In the absence of any clear, sustainable industry leadership coming out of the recession, the Fund has maintained broad diversification across the small-cap universe, with the exception of two sector underweights, Finance and Basic Materials. We continue to look for ideas in the healthcare technology, pharmaceutical, software, and industrial cyclical areas that should deliver upside during the recovery.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                  29.7%
Industrial Products & Services             18.1%
Technology                                 15.1%
Finance & Insurance                        11.6%
Health Services & Systems                  11.3%
Energy                                      6.7%
Utilities                                   3.3%
REITs                                       1.6%
Pharmaceuticals                             1.3%
Telecommunications                          1.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Cooper Companies, Inc.                  1.8%
 2. Integrated Circuit Systems, Inc.        1.7%
 3. Alliant Techsystems, Inc.               1.5%
 4. Pride International, Inc.               1.5%
 5. UCBH Holdings Inc.                      1.5%
 6. East-West Bancorp., Inc.                1.5%
 7. Markel Corp.                            1.5%
 8. CACI International, Inc., Class A       1.5%
 9. Harman International Industries, Inc.   1.4%
10. Coventry Health Care, Inc.              1.3%

Top 10 equity holdings comprised 15.2% of the Portfolio's market value of investments ($95,408 in thousands). As of June 30, 2003 the Fund held 110 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                           SINCE
                                                                       INCEPTION
                                       1 YEAR    3 YEARS    5 YEARS    (12/20/94)
                                     --------------------------------------------
CLASS A SHARES
               Without Sales Charge    (6.01%)    (4.65%)     1.00%        12.83%
                 With Sales Charge*   (11.41%)    (6.51%)    (0.19%)       12.05%
                                     --------------------------------------------
CLASS B SHARES
                       Without CDSC    (6.67%)    (5.38%)     0.25%        12.05%
                        With CDSC**   (11.30%)    (6.18%)    (0.05%)       12.05%
                                     --------------------------------------------
SELECT SHARES                          (5.52%)    (4.14%)     1.54%        13.28%

 * Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/20/94 TO 06/30/03)

           JPMORGAN SMALL CAP EQUITY FUND    S&P SMALCAP   LIPPER SMALL-CAP CORE
           (CLASS A SHARES)                  600 INDEX     FUNDS INDEX
Dec-1994                         $  9,425       $ 10,000                $ 10,000
Dec-1994                         $  9,791       $ 10,000                $ 10,000
Jan-1995                         $  9,489       $  9,858                $ 10,103
Feb-1995                         $ 10,045       $ 10,264                $ 10,505
Mar-1995                         $ 10,838       $ 10,471                $ 10,728
Apr-1995                         $ 11,225       $ 10,705                $ 10,908
May-1995                         $ 11,583       $ 10,872                $ 11,040
Jun-1995                         $ 12,449       $ 11,469                $ 11,479
Jul-1995                         $ 13,424       $ 12,346                $ 12,114
Aug-1995                         $ 13,906       $ 12,614                $ 12,518
Sep-1995                         $ 14,322       $ 12,936                $ 12,732
Oct-1995                         $ 14,256       $ 12,297                $ 12,281
Nov-1995                         $ 14,653       $ 12,739                $ 12,648
Dec-1995                         $ 15,081       $ 12,950                $ 13,073
Jan-1996                         $ 15,149       $ 12,978                $ 13,169
Feb-1996                         $ 15,714       $ 13,403                $ 13,635
Mar-1996                         $ 16,165       $ 13,689                $ 13,976
Apr-1996                         $ 17,699       $ 14,475                $ 14,940
May-1996                         $ 18,466       $ 14,989                $ 15,614
Jun-1996                         $ 18,283       $ 14,401                $ 14,905
Jul-1996                         $ 16,692       $ 13,411                $ 13,695
Aug-1996                         $ 17,909       $ 14,239                $ 14,393
Sep-1996                         $ 18,733       $ 14,864                $ 14,998
Oct-1996                         $ 18,398       $ 14,762                $ 14,717
Nov-1996                         $ 18,867       $ 15,528                $ 15,248
Dec-1996                         $ 19,423       $ 15,710                $ 15,518
Jan-1997                         $ 20,035       $ 15,971                $ 15,864
Feb-1997                         $ 19,228       $ 15,627                $ 15,449
Mar-1997                         $ 18,061       $ 14,794                $ 14,670
Apr-1997                         $ 17,526       $ 14,975                $ 14,674
May-1997                         $ 19,647       $ 16,734                $ 16,239
Jun-1997                         $ 20,873       $ 17,474                $ 17,156
Jul-1997                         $ 22,087       $ 18,573                $ 18,189
Aug-1997                         $ 22,456       $ 19,041                $ 18,635
Sep-1997                         $ 23,887       $ 20,300                $ 20,032
Oct-1997                         $ 22,924       $ 19,423                $ 19,235
Nov-1997                         $ 22,729       $ 19,281                $ 18,989
Dec-1997                         $ 22,870       $ 19,670                $ 18,968
Jan-1998                         $ 22,690       $ 19,287                $ 18,691
Feb-1998                         $ 24,691       $ 21,044                $ 20,087
Mar-1998                         $ 26,352       $ 21,848                $ 21,033
Apr-1998                         $ 26,052       $ 21,977                $ 21,235
May-1998                         $ 24,580       $ 20,814                $ 20,133
Jun-1998                         $ 25,101       $ 20,874                $ 20,061
Jul-1998                         $ 23,540       $ 19,278                $ 18,614
Aug-1998                         $ 18,396       $ 15,557                $ 15,016
Sep-1998                         $ 19,798       $ 16,511                $ 15,648
Oct-1998                         $ 20,418       $ 17,277                $ 16,290
Nov-1998                         $ 21,708       $ 18,249                $ 17,199
Dec-1998                         $ 23,634       $ 19,416                $ 18,279
Jan-1999                         $ 22,979       $ 19,171                $ 18,142
Feb-1999                         $ 20,831       $ 17,444                $ 16,660
Mar-1999                         $ 21,143       $ 17,669                $ 16,735
Apr-1999                         $ 22,232       $ 18,837                $ 17,864
May-1999                         $ 22,132       $ 19,294                $ 18,234
Jun-1999                         $ 23,717       $ 20,392                $ 19,288
Jul-1999                         $ 23,747       $ 20,213                $ 19,182
Aug-1999                         $ 23,232       $ 19,323                $ 18,478
Sep-1999                         $ 23,232       $ 19,404                $ 18,463
Oct-1999                         $ 22,970       $ 19,356                $ 18,624
Nov-1999                         $ 24,210       $ 20,165                $ 19,825
Dec-1999                         $ 26,885       $ 21,823                $ 21,964
Jan-2000                         $ 26,162       $ 21,146                $ 21,542
Feb-2000                         $ 29,673       $ 23,978                $ 24,580
Mar-2000                         $ 29,661       $ 23,090                $ 24,231
Apr-2000                         $ 29,955       $ 22,696                $ 22,884
May-2000                         $ 28,181       $ 22,024                $ 21,911
Jun-2000                         $ 30,427       $ 23,325                $ 23,844
Jul-2000                         $ 29,445       $ 22,752                $ 23,102
Aug-2000                         $ 32,436       $ 24,767                $ 25,160
Sep-2000                         $ 31,622       $ 24,094                $ 24,514
Oct-2000                         $ 31,486       $ 24,245                $ 23,776
Nov-2000                         $ 28,098       $ 21,721                $ 21,408
Dec-2000                         $ 30,692       $ 24,398                $ 23,487
Jan-2001                         $ 29,568       $ 25,444                $ 24,323
Feb-2001                         $ 27,469       $ 23,892                $ 22,778
Mar-2001                         $ 26,214       $ 22,795                $ 21,701
Apr-2001                         $ 28,326       $ 24,533                $ 23,430
May-2001                         $ 28,740       $ 25,001                $ 24,283
Jun-2001                         $ 29,062       $ 25,916                $ 25,034
Jul-2001                         $ 29,262       $ 25,483                $ 24,453
Aug-2001                         $ 28,393       $ 24,902                $ 23,768
Sep-2001                         $ 25,333       $ 21,536                $ 20,654
Oct-2001                         $ 26,255       $ 22,683                $ 21,881
Nov-2001                         $ 27,391       $ 24,342                $ 23,507
Dec-2001                         $ 28,783       $ 25,989                $ 25,157
Jan-2002                         $ 28,970       $ 26,216                $ 24,860
Feb-2002                         $ 28,689       $ 25,765                $ 24,197
Mar-2002                         $ 29,986       $ 27,800                $ 26,055
Apr-2002                         $ 30,493       $ 28,587                $ 26,183
May-2002                         $ 29,825       $ 27,403                $ 25,206
Jun-2002                         $ 28,068       $ 25,987                $ 23,795
Jul-2002                         $ 24,719       $ 22,317                $ 20,561
Aug-2002                         $ 24,916       $ 22,529                $ 20,670
Sep-2002                         $ 23,617       $ 21,150                $ 19,206
Oct-2002                         $ 23,963       $ 21,827                $ 19,888
Nov-2002                         $ 24,700       $ 22,962                $ 21,356
Dec-2002                         $ 23,850       $ 22,188                $ 20,318
Jan-2003                         $ 23,068       $ 21,425                $ 19,725
Feb-2003                         $ 22,770       $ 20,740                $ 19,109
Mar-2003                         $ 22,757       $ 20,903                $ 19,270
Apr-2003                         $ 24,388       $ 22,599                $ 20,875
May-2003                         $ 25,966       $ 24,420                $ 22,708
Jun-2003                         $ 26,381       $ 25,055                $ 23,203

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 20, 1994 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SMALL CAP GROWTH FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                    11/14/1997
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                           $2.2
Primary Benchmark                               RUSSELL 2000
                                                GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Growth Fund, which seeks growth from capital appreciation, rose 15.92% (Institutional shares) during the six months ended June 30, 2003. This compares with a gain of 19.32% for the Russell 2000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the market's rapid ascent, although results trailed the benchmark index. All sectors posted positive returns in the period, with particularly strong stock selection in the technology sector. Weaker stock selection in the healthcare sector, however, offset the stronger results in the sector and led to the Fund's underperformance.

   Medcath was the portfolio's top detractor in the period, disappointing investors with lacklustre results for its first fiscal year quarter. The company, which develops hospitals focused on providing cardiovascular care, reported earnings that met expectations but reflected moderate deterioration in several important operating trends. The lower-quality earnings raised the possibility that it may become increasingly difficult for the company to achieve ongoing operational efficiencies. Additionally Daisytek International, the leading wholesale distributor of consumable computer and non-paper office supplies, also detracted from the portfolio's performance. The company reported lower than expected profits for its fiscal third quarter, citing a heavy cost burden associated with the company's growth initiatives and a looming shortfall in working capital. As a result of these announcements, both positions were sold from the portfolio.

   Staar Surgical, which develops products for minimally invasive ophthalmic surgery, was the portfolio's top contributor for the period. Shares rose strongly after a recent study found that its implantable contact lenses are safer and more effective for vision correction than Lasik surgery. Another top contributor was Packeteer, the provider of bandwidth management software. The sluggish economy has been a key driver of growth for the bandwidth management industry as customers seek low-cost solutions to improve network capacity in a time when expensive network upgrades are not possible. As a result, the company reported its sixth consecutive quarter of sequential revenue growth and seventh consecutive quarter in which it generated positive operating cash flow.

Q: HOW WAS THE FUND MANAGED?

A: We focused on maintaining our longstanding philosophy of making long-term investments in small cap growth companies with leading competitive positions and strong management. Although recent market volatility presents challenges to investors, such as us, with a longer-term view, we fully believe our investment approach to be prudent over time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                  29.3%
Consumer Goods & Services                   27.3%
Health Services & Systems                   12.5%
Finance & Insurance                          8.8%
Industrial Products & Services               6.9%
Telecommunications                           4.2%
Energy                                       4.1%
Pharmaceuticals                              3.5%
REITs                                        2.0%
Short-Term Investments                       1.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Global Imaging Systems, Inc.             2.4%
 2. National Instruments Corp.               2.2%
 3. Gray Television, Inc.                    2.1%
 4. Ruby Tuesday, Inc.                       2.0%
 5. Hilb, Rogal & Hamilton Co.               2.0%
 6. Interactive Data Corp.                   1.9%
 7. Tech Data Corp.                          1.9%
 8. Serena Software, Inc.                    1.9%
 9. Pegasus Solutions, Inc.                  1.9%
10. Wright Medical Group, Inc.               1.7%

Top 10 equity holdings comprised 20.0% of the Portfolio's market value of investments ($428 in thousands). As of June 30, 2003 the Fund held 80 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                             SINCE
                                                                         INCEPTION
                                         1 YEAR    3 YEARS    5 YEARS    (11/14/97)
                                     ----------------------------------------------
CLASS A SHARES
               Without Sales Charge     (3.05%)   (20.53%)    (3.70%)       (0.69%)
                 With Sales Charge*     (8.63%)   (22.08%)    (4.83%)       (1.73%)
                                     ----------------------------------------------
 CLASS B SHARES
                       Without CDSC     (3.53%)   (20.78%)    (3.88%)       (0.86%)
                        With CDSC**     (8.35%)   (21.44%)    (4.13%)       (0.98%)
                                     ----------------------------------------------
CLASS C SHARES
                       Without CDSC     (3.69%)   (20.86%)    (3.94%)       (0.92%)
                       With CDSC***     (4.65%)   (20.86%)    (3.94%)       (0.92%)
                                     ----------------------------------------------
INSTITUTIONAL SHARES                    (2.11%)   (19.99%)    (3.30%)       (0.34%)
                                     ----------------------------------------------
SELECT SHARES                           (2.42%)   (20.16%)    (3.42%)       (0.45%)

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 6/30/03)

           JPMORGAN SMALL CAP GROWTH FUND    RUSSELL 2000    RUSSELL 2000    LIPPER SMALL-CAP
           (INSTITUTIONAL SHARES)            INDEX           GROWTH INDEX    GROWTH FUNDS INDEX
Nov-1997                     $  3,000,000    $  3,000,000    $  3,000,000          $  3,000,000
Nov-1997                     $  2,991,000    $  3,000,000    $  3,000,000          $  3,000,000
Dec-1997                     $  3,061,887    $  3,052,500    $  3,001,800          $  2,960,100
Jan-1998                     $  3,116,082    $  3,004,271    $  2,961,876          $  2,916,291
Feb-1998                     $  3,278,430    $  3,226,286    $  3,223,410          $  3,151,927
Mar-1998                     $  3,485,627    $  3,359,209    $  3,358,471          $  3,294,394
Apr-1998                     $  3,524,666    $  3,377,685    $  3,378,957          $  3,318,443
May-1998                     $  3,389,319    $  3,195,628    $  3,133,645          $  3,083,497
Jun-1998                     $  3,482,525    $  3,202,338    $  3,165,608          $  3,173,844
Jul-1998                     $  3,233,176    $  2,942,949    $  2,901,280          $  2,935,171
Aug-1998                     $  2,599,150    $  2,371,428    $  2,231,664          $  2,294,129
Sep-1998                     $  2,845,550    $  2,557,111    $  2,457,955          $  2,416,865
Oct-1998                     $  3,019,697    $  2,661,441    $  2,586,261          $  2,512,090
Nov-1998                     $  3,193,934    $  2,800,901    $  2,786,954          $  2,716,323
Dec-1998                     $  3,516,521    $  2,974,276    $  3,039,174          $  2,988,498
Jan-1999                     $  3,590,016    $  3,013,834    $  3,175,937          $  3,060,820
Feb-1999                     $  3,427,748    $  2,769,714    $  2,885,338          $  2,766,369
Mar-1999                     $  3,461,340    $  2,812,921    $  2,988,056          $  2,891,409
Apr-1999                     $  3,819,588    $  3,064,959    $  3,251,902          $  3,004,174
May-1999                     $  3,969,698    $  3,109,707    $  3,257,105          $  3,020,697
Jun-1999                     $  4,118,562    $  3,250,266    $  3,428,754          $  3,303,434
Jul-1999                     $  4,338,905    $  3,161,209    $  3,322,806          $  3,291,872
Aug-1999                     $  4,090,720    $  3,044,244    $  3,198,533          $  3,245,786
Sep-1999                     $  4,171,307    $  3,044,853    $  3,260,264          $  3,363,608
Oct-1999                     $  4,286,018    $  3,057,032    $  3,343,727          $  3,559,706
Nov-1999                     $  4,599,754    $  3,239,537    $  3,697,159          $  4,008,941
Dec-1999                     $  5,152,645    $  3,606,253    $  4,348,968          $  4,817,144
Jan-2000                     $  4,814,116    $  3,548,192    $  4,308,523          $  4,767,045
Feb-2000                     $  5,118,849    $  4,133,999    $  5,311,116          $  6,163,790
Mar-2000                     $  5,393,220    $  3,861,568    $  4,752,918          $  5,679,932
Apr-2000                     $  5,272,951    $  3,629,102    $  4,272,873          $  4,977,892
May-2000                     $  5,020,904    $  3,417,525    $  3,898,570          $  4,570,701
Jun-2000                     $  5,746,927    $  3,715,533    $  4,402,265          $  5,375,601
Jul-2000                     $  5,468,775    $  3,595,893    $  4,024,991          $  5,025,650
Aug-2000                     $  5,991,590    $  3,870,260    $  4,448,420          $  5,565,907
Sep-2000                     $  5,687,217    $  3,756,474    $  4,227,333          $  5,290,395
Oct-2000                     $  5,367,596    $  3,588,936    $  3,884,074          $  4,893,615
Nov-2000                     $  4,524,883    $  3,220,711    $  3,178,726          $  4,060,232
Dec-2000                     $  4,751,580    $  3,497,370    $  3,373,264          $  4,419,157
Jan-2001                     $  5,014,817    $  3,679,583    $  3,646,161          $  4,553,941
Feb-2001                     $  4,283,657    $  3,438,202    $  3,146,272          $  3,971,037
Mar-2001                     $  3,683,945    $  3,270,074    $  2,860,276          $  3,585,449
Apr-2001                     $  4,265,272    $  3,525,794    $  3,210,374          $  3,972,678
May-2001                     $  4,460,621    $  3,612,528    $  3,284,855          $  4,080,337
Jun-2001                     $  4,705,955    $  3,737,161    $  3,374,531          $  4,183,162
Jul-2001                     $  4,228,771    $  3,534,980    $  3,086,684          $  3,950,159
Aug-2001                     $  3,915,419    $  3,420,800    $  2,893,766          $  3,716,310
Sep-2001                     $  3,102,187    $  2,960,361    $  2,426,712          $  3,136,194
Oct-2001                     $  3,529,048    $  3,133,542    $  2,660,162          $  3,366,077
Nov-2001                     $  3,951,475    $  3,376,078    $  2,882,285          $  3,626,948
Dec-2001                     $  4,233,215    $  3,584,382    $  3,061,852          $  3,846,741
Jan-2002                     $  4,165,060    $  3,547,104    $  2,952,850          $  3,730,570
Feb-2002                     $  3,688,161    $  3,449,914    $  2,761,800          $  3,504,870
Mar-2002                     $  3,947,070    $  3,727,287    $  3,001,801          $  3,791,568
Apr-2002                     $  3,674,722    $  3,761,205    $  2,936,962          $  3,691,471
May-2002                     $  3,356,858    $  3,594,207    $  2,765,150          $  3,543,443
Jun-2002                     $  3,007,074    $  3,415,935    $  2,530,665          $  3,280,165
Jul-2002                     $  2,534,662    $  2,900,129    $  2,141,702          $  2,815,038
Aug-2002                     $  2,548,350    $  2,892,588    $  2,140,631          $  2,810,815
Sep-2002                     $  2,298,611    $  2,684,900    $  1,986,077          $  2,640,480
Oct-2002                     $  2,471,237    $  2,771,086    $  2,086,573          $  2,753,228
Nov-2002                     $  2,721,079    $  3,018,267    $  2,293,352          $  2,983,949
Dec-2002                     $  2,539,311    $  2,850,149    $  2,135,111          $  2,784,621
Jan-2003                     $  2,475,828    $  2,771,200    $  2,077,036          $  2,711,107
Feb-2003                     $  2,380,509    $  2,687,510    $  2,021,579          $  2,626,521
Mar-2003                     $  2,421,454    $  2,722,179    $  2,052,105          $  2,680,627
Apr-2003                     $  2,621,466    $  2,980,241    $  2,246,234          $  2,902,047
May-2003                     $  2,884,923    $  3,300,021    $  2,499,385          $  3,198,055
Jun-2003                     $  2,943,838    $  3,359,751    $  2,547,623          $  3,306,469

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TRUST SMALL CAP EQUITY FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                      1/1/1997
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                         $299.2
Primary Benchmark                                  S&P SMALL
                                               CAP 600 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Trust Small Cap Equity Fund (formerly JPMorgan Select Small Cap
   Equity Fund), which seeks capital growth over the long term, rose 10.59% (Select Class) in the six months ended June 30, 2003. This compares with a rise of 12.92% for the S&P Small Cap 600 Index, the Fund's index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund captured the majority of the rise in small capitalization U.S.
   equities, although it trailed its benchmark, the S&P Small Cap 600 Index. While delivering strong absolute returns for the period, the portfolio's bias toward owning high quality, profitable, and relatively larger small cap companies with longer track records hurt relative performance. The Fund was less exposed to the non-earning, low quality, low market cap, and low absolute stock price companies that rallied during April and May.

   Stock selection in the Finance and Retail sectors had the largest negative impact on relative performance. In Finance, mid-Atlantic based regional bank holding company, Commerce Bancorp, declined on concerns regarding slow balance sheet growth and deteriorating balance sheet quality. Some of the Fund's regional bank stocks underperformed the index. Additionally, it suffered from being underweight in the Finance sector.

   Within Retail, the greatest detractor from performance was AFC Enterprises, the franchiser and operator of quick-service restaurant brands such as Popeye's Chicken & Biscuits, where financial control issues forced management to restate earnings. In addition, casual-dining chain, Cheesecake Factory, negatively impacted Fund performance during the period, due to weak bakery sales and falling same store sales. We have sold both stocks.

   The Fund's best performing sectors relative to the benchmark were Health Services & Systems and Pharmaceuticals. In Health Services & Systems, managed care provider, Coventry Health Care, has delivered better than expected EPS results, driven by double-digit membership and pricing growth, continued acquisitions, and margin expansion. In addition, contact lens maker, Cooper Companies, is benefiting from better than expected contact lens sales and a new contact lens product launch in Japan.

   In Pharmaceuticals, biotechnology company, Scios, significantly added to performance after Johnson & Johnson agreed in February to acquire Scios for $45 per share, a 29% premium to the market price.

Q: HOW WAS THE FUND MANAGED?

A: In the absence of any clear, sustainable industry leadership coming out of the recession, the Fund has maintained broad diversification across the small-cap universe, with the exception of two sector underweights, Finance and Basic Materials. We continue to look for ideas in the healthcare technology, pharmaceutical, software, and industrial cyclical areas that should deliver upside during the recovery.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                  29.2%
Industrial Products & Services             17.3%
Technology                                 15.7%
Finance & Insurance                        11.4%
Health Services & Systems                  11.0%
Energy                                      6.5%
Utilities                                   3.3%
Short-Term Investments                      2.2%
REITs                                       1.6%
Pharmaceuticals                             1.3%
Telecommunications                          0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Cooper Companies, Inc.                  1.9%
 2. Integrated Circuit Systems, Inc.        1.6%
 3. Henry Schein, Inc.                      1.5%
 4. Pride International, Inc.               1.5%
 5. UCBH Holdings, Inc.                     1.4%
 6. East-West Bancorp, Inc.                 1.4%
 7. Alliant Techsystems, Inc.               1.4%
 8. Markel Corp.                            1.4%
 9. Chico's FAS, Inc.                       1.3%
10. Church & Dwight Co., Inc.               1.3%

Top 10 equity holdings comprised 14.7% of the Portfolio's market value of investments ($44,031 in thousands). As of June 30, 2003 the Fund held 110 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
                            -----------------------------------------
SELECT SHARES               (6.63%)     (3.94%)    (1.49%)      6.22%

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/93 TO 06/30/03)

          JPMORGAN TRUST SMALL CAP EQUITY    S&P SMALLCAP 600 INDEX     LIPPER SMALL-CAP CORE FUNDS INDEX
Jun-1993                     $  5,000,000              $  5,000,000                          $  5,000,000
Jul-1993                     $  5,103,000              $  5,051,500                          $  5,046,500
Aug-1993                     $  5,349,475              $  5,318,219                          $  5,197,895
Sep-1993                     $  5,502,470              $  5,511,271                          $  5,282,101
Oct-1993                     $  5,630,127              $  5,617,087                          $  5,394,081
Nov-1993                     $  5,514,147              $  5,415,995                          $  5,260,848
Dec-1993                     $  5,816,322              $  5,612,054                          $  5,413,412
Jan-1994                     $  5,857,618              $  5,744,499                          $  5,556,326
Feb-1994                     $  5,858,789              $  5,727,840                          $  5,545,769
Mar-1994                     $  5,567,022              $  5,317,154                          $  5,330,039
Apr-1994                     $  5,418,939              $  5,396,911                          $  5,320,978
May-1994                     $  5,509,977              $  5,290,052                          $  5,334,280
Jun-1994                     $  5,552,955              $  5,093,791                          $  5,160,916
Jul-1994                     $  5,564,061              $  5,156,954                          $  5,235,233
Aug-1994                     $  5,797,195              $  5,508,143                          $  5,476,578
Sep-1994                     $  5,807,050              $  5,479,500                          $  5,486,435
Oct-1994                     $  5,890,091              $  5,424,705                          $  5,514,965
Nov-1994                     $  5,652,720              $  5,217,482                          $  5,375,436
Dec-1994                     $  5,714,900              $  5,344,266                          $  5,422,203
Jan-1995                     $  5,792,623              $  5,268,378                          $  5,478,051
Feb-1995                     $  5,940,914              $  5,485,435                          $  5,696,078
Mar-1995                     $  5,989,629              $  5,596,241                          $  5,816,835
Apr-1995                     $  6,032,755              $  5,721,037                          $  5,914,557
May-1995                     $  6,131,692              $  5,810,285                          $  5,986,123
Jun-1995                     $  6,411,297              $  6,129,270                          $  6,224,371
Jul-1995                     $  6,669,031              $  6,598,159                          $  6,568,579
Aug-1995                     $  6,796,410              $  6,741,339                          $  6,787,313
Sep-1995                     $  6,952,727              $  6,913,243                          $  6,903,376
Oct-1995                     $  6,703,124              $  6,571,729                          $  6,658,996
Nov-1995                     $  6,913,602              $  6,808,311                          $  6,858,100
Dec-1995                     $  6,849,306              $  6,920,648                          $  7,088,532
Jan-1996                     $  6,847,936              $  6,935,874                          $  7,140,279
Feb-1996                     $  6,993,112              $  7,162,677                          $  7,393,044
Mar-1996                     $  7,252,557              $  7,315,958                          $  7,577,871
Apr-1996                     $  7,583,273              $  7,735,894                          $  8,100,744
May-1996                     $  7,652,281              $  8,010,518                          $  8,466,087
Jun-1996                     $  7,558,923              $  7,696,506                          $  8,081,727
Jul-1996                     $  7,230,110              $  7,166,986                          $  7,425,491
Aug-1996                     $  7,554,019              $  7,609,906                          $  7,804,191
Sep-1996                     $  7,805,568              $  7,943,981                          $  8,131,967
Oct-1996                     $  7,640,870              $  7,889,168                          $  7,979,899
Nov-1996                     $  7,955,674              $  8,298,615                          $  8,267,973
Dec-1996                     $  7,935,785              $  8,395,709                          $  8,414,316
Jan-1997                     $  7,804,051              $  8,535,078                          $  8,601,956
Feb-1997                     $  7,791,564              $  8,351,574                          $  8,376,584
Mar-1997                     $  7,493,927              $  7,906,435                          $  7,954,404
Apr-1997                     $  7,543,387              $  8,002,893                          $  7,956,791
May-1997                     $  8,296,971              $  8,943,233                          $  8,804,985
Jun-1997                     $  8,784,003              $  9,338,524                          $  9,302,466
Jul-1997                     $  9,244,285              $  9,925,917                          $  9,862,475
Aug-1997                     $  9,230,418              $ 10,176,051                          $ 10,104,105
Sep-1997                     $  9,638,403              $ 10,848,687                          $ 10,861,913
Oct-1997                     $  9,349,251              $ 10,380,024                          $ 10,429,609
Nov-1997                     $  9,145,437              $ 10,304,250                          $ 10,296,110
Dec-1997                     $  9,338,406              $ 10,512,396                          $ 10,284,784
Jan-1998                     $  9,146,035              $ 10,307,404                          $ 10,134,627
Feb-1998                     $  9,844,792              $ 11,246,409                          $ 10,891,683
Mar-1998                     $ 10,341,954              $ 11,676,021                          $ 11,404,682
Apr-1998                     $ 10,325,407              $ 11,744,910                          $ 11,514,166
May-1998                     $  9,932,009              $ 11,123,604                          $ 10,916,581
Jun-1998                     $  9,855,532              $ 11,155,863                          $ 10,877,282
Jul-1998                     $  9,456,383              $ 10,302,439                          $ 10,093,030
Aug-1998                     $  8,049,273              $  8,314,068                          $  8,142,047
Sep-1998                     $  8,286,727              $  8,823,721                          $  8,484,827
Oct-1998                     $  8,552,731              $  9,233,141                          $  8,832,705
Nov-1998                     $  9,104,382              $  9,752,967                          $  9,325,570
Dec-1998                     $  9,657,928              $ 10,376,182                          $  9,911,216
Jan-1999                     $  9,591,289              $ 10,245,442                          $  9,836,882
Feb-1999                     $  8,862,351              $  9,322,328                          $  9,033,208
Mar-1999                     $  8,722,326              $  9,442,586                          $  9,073,858
Apr-1999                     $  9,407,900              $ 10,066,741                          $  9,686,343
May-1999                     $  9,759,756              $ 10,311,362                          $  9,886,851
Jun-1999                     $ 10,043,765              $ 10,898,079                          $ 10,458,311
Jul-1999                     $  9,861,973              $ 10,802,176                          $ 10,400,790
Aug-1999                     $  9,186,427              $ 10,326,880                          $ 10,019,081
Sep-1999                     $  8,640,754              $ 10,370,253                          $ 10,011,066
Oct-1999                     $  8,194,027              $ 10,344,327                          $ 10,098,162
Nov-1999                     $  8,690,585              $ 10,776,720                          $ 10,749,493
Dec-1999                     $  9,314,569              $ 11,662,567                          $ 11,909,364
Jan-2000                     $  8,861,881              $ 11,301,027                          $ 11,680,704
Feb-2000                     $  9,670,970              $ 12,814,235                          $ 13,327,683
Mar-2000                     $  9,825,706              $ 12,340,108                          $ 13,138,430
Apr-2000                     $  9,969,161              $ 12,129,092                          $ 12,407,933
May-2000                     $  9,531,515              $ 11,770,071                          $ 11,880,596
Jun-2000                     $ 10,314,052              $ 12,465,682                          $ 12,928,465
Jul-2000                     $  9,979,877              $ 12,159,026                          $ 12,526,389
Aug-2000                     $ 11,020,778              $ 13,236,316                          $ 13,642,491
Sep-2000                     $ 10,686,849              $ 12,876,288                          $ 13,291,879
Oct-2000                     $ 10,664,406              $ 12,957,409                          $ 12,891,793
Nov-2000                     $  9,508,385              $ 11,608,543                          $ 11,607,771
Dec-2000                     $ 10,407,878              $ 13,038,715                          $ 12,734,885
Jan-2001                     $ 10,078,989              $ 13,598,076                          $ 13,188,247
Feb-2001                     $  9,384,547              $ 12,768,593                          $ 12,350,793
Mar-2001                     $  8,987,580              $ 12,182,515                          $ 11,766,601
Apr-2001                     $  9,670,636              $ 13,110,823                          $ 12,704,399
May-2001                     $  9,806,025              $ 13,361,239                          $ 13,166,839
Jun-2001                     $  9,917,814              $ 13,850,261                          $ 13,573,694
Jul-2001                     $  9,976,329              $ 13,618,961                          $ 13,258,785
Aug-2001                     $  9,691,006              $ 13,308,449                          $ 12,887,539
Sep-2001                     $  8,677,327              $ 11,509,147                          $ 11,199,271
Oct-2001                     $  9,014,007              $ 12,122,584                          $ 11,864,508
Nov-2001                     $  9,456,595              $ 13,008,745                          $ 12,746,041
Dec-2001                     $  9,953,066              $ 13,889,437                          $ 13,640,813
Jan-2002                     $ 10,056,578              $ 14,010,275                          $ 13,479,851
Feb-2002                     $  9,963,052              $ 13,769,299                          $ 13,119,939
Mar-2002                     $ 10,434,304              $ 14,857,073                          $ 14,127,550
Apr-2002                     $ 10,624,209              $ 15,277,528                          $ 14,196,775
May-2002                     $ 10,397,913              $ 14,645,039                          $ 13,667,236
Jun-2002                     $  9,791,715              $ 13,887,890                          $ 12,901,871
Jul-2002                     $  8,630,417              $ 11,926,920                          $ 11,148,506
Aug-2002                     $  8,702,050              $ 12,040,226                          $ 11,207,593
Sep-2002                     $  8,217,346              $ 11,303,364                          $ 10,414,096
Oct-2002                     $  8,319,241              $ 11,665,072                          $ 10,783,796
Nov-2002                     $  8,562,162              $ 12,271,655                          $ 11,579,640
Dec-2002                     $  8,266,768              $ 11,858,101                          $ 11,016,870
Jan-2003                     $  7,989,004              $ 11,450,182                          $ 10,695,177
Feb-2003                     $  7,894,734              $ 11,083,776                          $ 10,361,488
Mar-2003                     $  7,886,050              $ 11,171,338                          $ 10,448,524
Apr-2003                     $  8,443,594              $ 12,077,333                          $ 11,318,886
May-2003                     $  8,981,451              $ 13,050,767                          $ 12,312,684
Jun-2003                     $  9,142,655              $ 13,390,086                          $ 12,595,876

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $5,000,000 invested in the JPMorgan Trust Small Cap Equity Fund, S&P SmallCap 600 Index, and Lipper Small-Cap Core Funds Index from June 30, 1993 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                     11/4/1993
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                         $347.2
Primary Benchmark                         RUSSELL 2000 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Fund, which seeks to provide a high total return from a portfolio of small company stocks, returned 12.66% (Institutional shares) during the six months ended June 30, 2003. This compares with a gain of 17.88% for the Russell 2000 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Although we made up significant absolute performance and delivered numbers that were more competitive in the second quarter, our year-to-date relative performance was still negatively affected by our disappointing first quarter results. With war worries behind us and with the perception that the economy is improving, investors shrugged off mixed earnings results and added risk across their portfolios. Although we would have certainly benefited from owning lesser-quality and less-liquid stocks that drove much of the absolute performance of the Russell 2000 index, we have since the beginning of the year consciously focused on overlooked and mis-priced companies with real earnings potential. Many of the names that we were in a bit early have finally begun to pay-off.

   One way to explain the outperformance of the index is to look at the Fund's biotech and pharmaceutical holdings. Looking at the biotech area, this performance was significantly less than that of the more risky, stage-one testing biotech companies held in the benchmark.

   The portfolio underperformed mainly due to stock selection, which detracted from performance in the first half of this year. Stock picks within the software, pharmaceutical and media sectors were the primary drivers that negatively affected performance. The main detractors on a stock specific level were pharmaceutical companies First Horizon Pharmaceuticals and Adolor Corp. First Horizon fell because it failed to gain market share in a competitive calcium channel market. Also pressuring the stock were inventory-related issues and management's failure to properly recognize the challenges to the company's business. Adolor was hit by the Street's avoidance of risk, in advance of data from the company's Phase III trial results, which are expected shortly.

   Stock selection within the finance, industrial cyclicals and energy sectors added to performance. Top contributors included financial companies Doral Financial Corp. and Lendingtree Inc., which benefited from continuing strength in mortgage refinancing. In the industrial cyclical sector, the fund benefited from owning truck trailer producer, Wabash National Corp., and special situation stock, Unova Inc.

Q: HOW WAS THE FUND MANAGED?

A: The Fund utilizes active stock selection, within a systematic valuation process. This strategy invests in a diversified portfolio of 200-250 U.S. small capitalization stocks, with the aim of limiting the style or theme volatility that characterizes many small-cap competitors. As such, it is managed to maintain risk characteristics similar to those of the Russell 2000 index. The portfolio focuses on the bottom-up selection of attractively valued small-cap companies with strong fundamentals. Investment decisions are made based on market conditions, analysts' input and the portfolio manager's own quantitative and qualitative analysis. The portfolio managers work closely with research analysts to understand the relevant risk/reward trade-off between securities within the same industry.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                               19.5%
Consumer Goods & Services                19.1%
Industrial Products & Services           17.7%
Finance & Insurance                      14.5%
Health Services & Systems                 5.6%
Pharmaceuticals                           5.6%
REITs                                     5.4%
Energy                                    5.0%
Short-Term Investments                    3.6%
Utilities                                 2.9%
Telecommunications                        1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Crown Holdings, Inc.                  1.5%
 2. Maxtor Corp.                          1.3%
 3. Prentiss Properties Trust             1.2%
 4. NetBank, Inc.                         1.2%
 5. Sierra Pacific Resources              1.2%
 6. UNOVA, Inc.                           1.1%
 7. Precision Castparts Corp.             1.1%
 8. Silgan Holdings, Inc.                 1.1%
 9. Atmos Energy Corp.                    1.0%
10. EMCOR Group, Inc.                     1.0%

Top 10 equity holdings comprised 11.7% of the Portfolio's market value of investments ($41,192 in thousands). As of June 30, 2003 the Fund held 230 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                     -------------------------------------------
INSTITUTIONAL SHARES                   (3.84%)     (9.74%)    (0.60%)      7.18%
                                     -------------------------------------------
SELECT SHARES                          (4.02%)     (9.90%)    (0.78%)      7.05%

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/93 TO 06/30/03)

          JPMORGAN U.S. SMALL COMPANY FUND                           LIPPER SMALL-CAP CORE
          (INSTITUTIONAL SHARES)              RUSSELL 2000 INDEX     FUNDS INDEX
Jun-1993                      $  3,000,000          $  3,000,000              $  3,000,000
Jul-1993                      $  2,997,600          $  3,041,400              $  3,027,900
Aug-1993                      $  3,099,518          $  3,172,788              $  3,118,737
Sep-1993                      $  3,163,059          $  3,262,261              $  3,169,261
Oct-1993                      $  3,201,648          $  3,346,427              $  3,236,449
Nov-1993                      $  3,126,089          $  3,237,334              $  3,156,509
Dec-1993                      $  3,222,998          $  3,348,051              $  3,248,047
Jan-1994                      $  3,310,341          $  3,452,845              $  3,333,796
Feb-1994                      $  3,264,989          $  3,440,414              $  3,327,462
Mar-1994                      $  3,123,289          $  3,259,105              $  3,198,023
Apr-1994                      $  3,099,239          $  3,278,333              $  3,192,587
May-1994                      $  3,023,928          $  3,241,616              $  3,200,568
Jun-1994                      $  2,912,345          $  3,132,374              $  3,096,550
Jul-1994                      $  2,972,048          $  3,183,744              $  3,141,140
Aug-1994                      $  3,114,112          $  3,361,079              $  3,285,947
Sep-1994                      $  3,087,019          $  3,349,651              $  3,291,861
Oct-1994                      $  3,108,320          $  3,336,253              $  3,308,979
Nov-1994                      $  2,972,175          $  3,201,468              $  3,225,262
Dec-1994                      $  3,035,780          $  3,287,268              $  3,253,322
Jan-1995                      $  3,029,708          $  3,245,848              $  3,286,831
Feb-1995                      $  3,172,710          $  3,380,875              $  3,417,647
Mar-1995                      $  3,272,968          $  3,438,688              $  3,490,101
Apr-1995                      $  3,352,174          $  3,515,027              $  3,548,734
May-1995                      $  3,394,746          $  3,575,486              $  3,591,674
Jun-1995                      $  3,571,273          $  3,761,053              $  3,734,623
Jul-1995                      $  3,753,765          $  3,977,690              $  3,941,147
Aug-1995                      $  3,829,967          $  4,060,028              $  4,072,388
Sep-1995                      $  3,895,459          $  4,132,703              $  4,142,025
Oct-1995                      $  3,767,299          $  3,947,971              $  3,995,398
Nov-1995                      $  3,923,642          $  4,113,786              $  4,114,860
Dec-1995                      $  4,003,684          $  4,222,389              $  4,253,119
Jan-1996                      $  4,030,108          $  4,217,745              $  4,284,167
Feb-1996                      $  4,175,192          $  4,349,339              $  4,435,827
Mar-1996                      $  4,234,480          $  4,438,065              $  4,546,722
Apr-1996                      $  4,452,132          $  4,675,501              $  4,860,446
May-1996                      $  4,603,504          $  4,859,716              $  5,079,652
Jun-1996                      $  4,415,682          $  4,659,982              $  4,849,036
Jul-1996                      $  4,109,233          $  4,253,165              $  4,455,294
Aug-1996                      $  4,325,790          $  4,500,274              $  4,682,514
Sep-1996                      $  4,500,119          $  4,676,235              $  4,879,180
Oct-1996                      $  4,524,420          $  4,604,221              $  4,787,939
Nov-1996                      $  4,691,823          $  4,793,915              $  4,960,784
Dec-1996                      $  4,837,739          $  4,919,516              $  5,048,590
Jan-1997                      $  4,941,267          $  5,017,906              $  5,161,173
Feb-1997                      $  4,834,041          $  4,895,971              $  5,025,951
Mar-1997                      $  4,598,140          $  4,664,881              $  4,772,643
Apr-1997                      $  4,569,631          $  4,677,943              $  4,774,074
May-1997                      $  5,038,019          $  5,198,598              $  5,282,991
Jun-1997                      $  5,273,798          $  5,421,617              $  5,581,480
Jul-1997                      $  5,613,431          $  5,673,723              $  5,917,485
Aug-1997                      $  5,725,699          $  5,803,651              $  6,062,463
Sep-1997                      $  6,082,983          $  6,228,478              $  6,517,148
Oct-1997                      $  5,827,498          $  5,955,048              $  6,257,766
Nov-1997                      $  5,853,721          $  5,916,340              $  6,177,666
Dec-1997                      $  5,935,673          $  6,019,876              $  6,170,871
Jan-1998                      $  5,760,571          $  5,924,762              $  6,080,776
Feb-1998                      $  6,301,489          $  6,362,602              $  6,535,010
Mar-1998                      $  6,631,056          $  6,624,741              $  6,842,809
Apr-1998                      $  6,578,008          $  6,661,177              $  6,908,500
May-1998                      $  6,224,111          $  6,302,140              $  6,549,949
Jun-1998                      $  6,183,654          $  6,315,374              $  6,526,369
Jul-1998                      $  5,646,913          $  5,803,829              $  6,055,818
Aug-1998                      $  4,537,859          $  4,676,725              $  4,885,228
Sep-1998                      $  4,847,795          $  5,042,913              $  5,090,896
Oct-1998                      $  4,994,683          $  5,248,664              $  5,299,623
Nov-1998                      $  5,239,423          $  5,523,694              $  5,595,342
Dec-1998                      $  5,622,425          $  5,865,611              $  5,946,729
Jan-1999                      $  5,631,421          $  5,943,623              $  5,902,129
Feb-1999                      $  5,144,866          $  5,462,190              $  5,419,925
Mar-1999                      $  5,348,603          $  5,547,400              $  5,444,315
Apr-1999                      $  5,635,823          $  6,044,447              $  5,811,806
May-1999                      $  5,552,412          $  6,132,696              $  5,932,110
Jun-1999                      $  5,969,399          $  6,409,894              $  6,274,986
Jul-1999                      $  5,941,342          $  6,234,263              $  6,240,474
Aug-1999                      $  5,853,411          $  6,003,595              $  6,011,448
Sep-1999                      $  6,020,233          $  6,004,796              $  6,006,639
Oct-1999                      $  6,294,153          $  6,028,815              $  6,058,897
Nov-1999                      $  7,092,252          $  6,388,735              $  6,449,696
Dec-1999                      $  8,112,827          $  7,111,940              $  7,145,618
Jan-2000                      $  8,071,452          $  6,997,438              $  7,008,422
Feb-2000                      $  9,658,299          $  8,152,714              $  7,996,610
Mar-2000                      $  8,786,155          $  7,615,451              $  7,883,058
Apr-2000                      $  7,533,249          $  7,157,000              $  7,444,760
May-2000                      $  7,008,935          $  6,739,747              $  7,128,358
Jun-2000                      $  8,159,101          $  7,327,453              $  7,757,079
Jul-2000                      $  7,746,251          $  7,091,509              $  7,515,834
Aug-2000                      $  8,633,196          $  7,632,591              $  8,185,494
Sep-2000                      $  8,396,647          $  7,408,193              $  7,975,127
Oct-2000                      $  7,792,928          $  7,077,788              $  7,735,076
Nov-2000                      $  6,599,051          $  6,351,607              $  6,964,662
Dec-2000                      $  7,335,505          $  6,897,210              $  7,640,931
Jan-2001                      $  7,436,002          $  7,256,554              $  7,912,948
Feb-2001                      $  6,661,914          $  6,780,525              $  7,410,476
Mar-2001                      $  6,178,925          $  6,448,957              $  7,059,960
Apr-2001                      $  6,809,793          $  6,953,265              $  7,622,639
May-2001                      $  7,074,694          $  7,124,316              $  7,900,103
Jun-2001                      $  7,207,699          $  7,370,104              $  8,144,217
Jul-2001                      $  6,814,879          $  6,971,382              $  7,955,271
Aug-2001                      $  6,506,847          $  6,746,206              $  7,732,523
Sep-2001                      $  5,578,320          $  5,838,167              $  6,719,563
Oct-2001                      $  5,880,664          $  6,179,700              $  7,118,705
Nov-2001                      $  6,289,371          $  6,658,008              $  7,647,624
Dec-2001                      $  6,685,601          $  7,068,807              $  8,184,488
Jan-2002                      $  6,547,209          $  6,995,292              $  8,087,911
Feb-2002                      $  6,424,776          $  6,803,621              $  7,871,963
Mar-2002                      $  6,919,484          $  7,350,632              $  8,476,530
Apr-2002                      $  6,860,668          $  7,417,523              $  8,518,065
May-2002                      $  6,573,206          $  7,088,185              $  8,200,341
Jun-2002                      $  6,237,973          $  6,736,611              $  7,741,122
Jul-2002                      $  5,370,271          $  5,719,383              $  6,689,104
Aug-2002                      $  5,423,437          $  5,704,512              $  6,724,556
Sep-2002                      $  5,093,149          $  5,294,928              $  6,248,457
Oct-2002                      $  5,173,112          $  5,464,895              $  6,470,278
Nov-2002                      $  5,514,020          $  5,952,364              $  6,947,784
Dec-2002                      $  5,323,786          $  5,620,817              $  6,610,122
Jan-2003                      $  5,088,475          $  5,465,121              $  6,417,106
Feb-2003                      $  4,852,878          $  5,300,074              $  6,216,893
Mar-2003                      $  4,874,231          $  5,368,445              $  6,269,115
Apr-2003                      $  5,296,827          $  5,877,374              $  6,791,332
May-2003                      $  5,853,523          $  6,508,016              $  7,387,611
Jun-2003                      $  5,999,230          $  6,625,811              $  7,557,526

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/4/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 11/4/93 are based on historical expenses of the J.P. Morgan U.S. Small Company Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from June 30, 1993 to June 30, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                     6/16/1997
Fiscal Year End                                  DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                          $18.7
Primary Benchmark                               RUSSELL 2000
                                                GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Opportunities Fund, which seeks long-term growth from small-cap stocks, rose 8.24% (Select Shares) during the six months ended June 30, 2003. This compares with a gain of 19.32% for the Russell 2000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Although we made up significant absolute performance during the second quarter, we still trailed the benchmark during this period. However, a disappointing first quarter was the primary reason for our underperformance year-to-date, relative to the Russell 2000 Growth Index.

   Focusing on the second quarter bull market in equities, investors shrugged off mixed earnings results and added risk across their portfolios. This was due, in large part, to their relief that the war with Iraq was officially over and the aligned perception that the economy was improving, or soon would be. Both growth and value stocks did well, with the Russell 2000 Growth index returning 19.32% and the Russell 2000 Value index returning 16.49%, during the first half of this year. Although the growth side of the Russell 2000 has outperformed over the last three, six and twelve months, the spread is not that significant when compared to the 1998-2001 period, when the performance of each style varied considerably.

   Although we certainly would have benefited from owning the lesser quality and less liquid stocks (micro cap & non-earners) that drove much of the absolute performance of the Russell 2000 Index during this period, we instead consciously focused on overlooked and mis-priced companies with real earnings potential, as we had since the beginning of the year.

   Stock selection was the primary reason the portfolio underperformed the index over the first half. Stock decisions within the basic materials, energy and insurance sectors added to performance. However, stock picks within the software, pharmaceutical and consumer cyclical sectors had a significant negative impact on the portfolio.

   On a stock specific level, the main contributors to performance were Atherogenics Inc., Netbank Inc. and WR Berkley Corp. Atherogenics outperformed as its lead drug for treating heart inflammation, which has significant commercialization potential, entered phase III trials on a promising note. Netbank continued to execute well, as mortgage origination volume remained strong in the face of low interest rates. WR Berkley, a property casualty insurer, outperformed on the strength of its insurance premiums.

   The main detractors to performance included First Horizon Pharmaceuticals, Alloy Online Inc. and Monolithic Systems Technologies. First Horizon significantly underperformed, as the company was unable to grow its lead product, Sular, a hypertension product. Alloy Online, a catalog retailer and advertising company, missed earnings due to higher expenses in its retail business. The shares of the semiconductor company Monolithic Systems' declined when its major customer, Nintendo, slashed the sales forecast for its Gamecube.

Q: HOW WAS THE FUND MANAGED?

A: We have been managing the portfolio for an upturn in the economy all year.
   Although we have been a bit early, we are starting to see positive signs of a recovery. We still hold names in cyclical stocks as valuations remain cheap. We aggressively trimmed companies and sectors where we have seen outsized returns and mixed earnings picture such as pharmaceuticals (biotech) and software. Also, we've been gradually reducing our holdings in companies with mortgage exposure and redeploying money slowly into asset sensitive banks.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                               24.4%
Consumer Goods & Services                17.8%
Finance & Insurance                      11.4%
Short-Term Investments                    9.9%
Industrial Products & Services            9.9%
Health Services & Systems                 9.7%
Pharmaceuticals                           8.7%
Energy                                    6.3%
Utilities                                 0.8%
Telecommunications                        0.6%
REITs                                     0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. eSpeed, Inc., Class A                 2.0%
 2. W.R. Berkley Corp.                    1.9%
 3. Crown Holdings, Inc.                  1.8%
 4. NetBank, Inc.                         1.6%
 5. AtheroGenics, Inc.                    1.5%
 6. Global Imaging Systems, Inc.          1.5%
 7. Omnicare, Inc.                        1.5%
 8. Serena Software, Inc.                 1.5%
 9. EMCOR Group, Inc.                     1.5%
10. Maxtor Corp.                          1.4%

Top 10 equity holdings comprised 16.2% of the Portfolio's market value of investments ($3,037 in thousands). As of June 30, 2003 the Fund held 148 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                           SINCE
                                                                       INCEPTION
                                         1 YEAR    3 YEARS   5 YEARS   (6/16/97)
                                     -------------------------------------------
SELECT SHARES                           (7.52%)   (24.95%)   (7.40%)     (2.41%)

[CHART]

LIFE OF FUND FUND PERFORMANCE (06/16/97 TO 06/30/03)

           JPMORGAN U.S. SMALL COMPANY                                          LIPPER SMALL-CAP
           OPPORTUNITIES FUND (SELECT SHARES)    RUSSELL 2000 GROWTH INDEX      GROWTH FUNDS INDEX
Jun-1997                         $  1,000,000                 $  1,000,000            $  1,000,000
Jun-1997                         $  1,028,000                 $  1,000,000            $  1,000,000
Jul-1997                         $  1,092,970                 $  1,051,200            $  1,060,200
Aug-1997                         $  1,114,938                 $  1,082,736            $  1,077,057
Sep-1997                         $  1,222,976                 $  1,169,138            $  1,167,745
Oct-1997                         $  1,151,921                 $  1,098,873            $  1,108,074
Nov-1997                         $  1,136,946                 $  1,072,720            $  1,083,031
Dec-1997                         $  1,183,902                 $  1,073,364            $  1,068,627
Jan-1998                         $  1,182,955                 $  1,059,088            $  1,052,811
Feb-1998                         $  1,288,947                 $  1,152,605            $  1,137,878
Mar-1998                         $  1,363,964                 $  1,200,899            $  1,189,310
Apr-1998                         $  1,360,963                 $  1,208,225            $  1,197,992
May-1998                         $  1,256,986                 $  1,120,508            $  1,113,175
Jun-1998                         $  1,268,047                 $  1,131,937            $  1,145,791
Jul-1998                         $  1,186,005                 $  1,037,420            $  1,059,627
Aug-1998                         $    905,040                 $    797,984            $    828,205
Sep-1998                         $  1,012,016                 $    878,899            $    872,513
Oct-1998                         $  1,045,008                 $    924,778            $    906,890
Nov-1998                         $  1,131,012                 $    996,540            $    980,621
Dec-1998                         $  1,245,696                 $  1,086,727            $  1,078,879
Jan-1999                         $  1,303,248                 $  1,135,630            $  1,104,988
Feb-1999                         $  1,189,213                 $  1,031,720            $    998,688
Mar-1999                         $  1,229,290                 $  1,068,449            $  1,043,829
Apr-1999                         $  1,274,528                 $  1,162,793            $  1,084,538
May-1999                         $  1,250,949                 $  1,164,654            $  1,090,503
Jun-1999                         $  1,389,679                 $  1,226,031            $  1,192,574
Jul-1999                         $  1,384,537                 $  1,188,147            $  1,188,400
Aug-1999                         $  1,361,969                 $  1,143,710            $  1,171,762
Sep-1999                         $  1,412,362                 $  1,165,784            $  1,214,297
Oct-1999                         $  1,485,381                 $  1,195,628            $  1,285,091
Nov-1999                         $  1,688,879                 $  1,322,005            $  1,447,269
Dec-1999                         $  2,013,650                 $  1,555,075            $  1,739,039
Jan-2000                         $  2,083,524                 $  1,540,613            $  1,720,953
Feb-2000                         $  2,616,906                 $  1,899,113            $  2,225,192
Mar-2000                         $  2,220,183                 $  1,699,517            $  2,050,514
Apr-2000                         $  1,849,190                 $  1,527,865            $  1,797,071
May-2000                         $  1,634,314                 $  1,394,024            $  1,650,070
Jun-2000                         $  2,042,403                 $  1,574,132            $  1,940,648
Jul-2000                         $  1,863,488                 $  1,439,229            $  1,814,312
Aug-2000                         $  2,193,512                 $  1,590,636            $  2,009,350
Sep-2000                         $  2,084,494                 $  1,511,582            $  1,909,887
Oct-2000                         $  1,851,239                 $  1,388,841            $  1,766,646
Nov-2000                         $  1,401,018                 $  1,136,628            $  1,465,786
Dec-2000                         $  1,577,967                 $  1,206,189            $  1,595,362
Jan-2001                         $  1,607,475                 $  1,303,770            $  1,644,020
Feb-2001                         $  1,341,277                 $  1,125,023            $  1,433,585
Mar-2001                         $  1,155,510                 $  1,022,758            $  1,294,384
Apr-2001                         $  1,349,173                 $  1,147,944            $  1,434,178
May-2001                         $  1,380,879                 $  1,174,576            $  1,473,044
Jun-2001                         $  1,385,436                 $  1,206,642            $  1,510,165
Jul-2001                         $  1,261,994                 $  1,103,716            $  1,426,049
Aug-2001                         $  1,179,333                 $  1,034,733            $  1,341,627
Sep-2001                         $    940,282                 $    867,727            $  1,132,199
Oct-2001                         $  1,021,805                 $    951,203            $  1,215,189
Nov-2001                         $  1,123,781                 $  1,030,628            $  1,309,366
Dec-2001                         $  1,187,274                 $  1,094,836            $  1,388,713
Jan-2002                         $  1,119,244                 $  1,055,860            $  1,346,774
Feb-2002                         $  1,040,001                 $    987,546            $  1,265,294
Mar-2002                         $  1,138,593                 $  1,073,364            $  1,368,796
Apr-2002                         $  1,085,307                 $  1,050,179            $  1,332,659
May-2002                         $  1,011,723                 $    988,744            $  1,279,220
Jun-2002                         $    933,517                 $    904,898            $  1,184,174
Jul-2002                         $    796,477                 $    765,815            $  1,016,258
Aug-2002                         $    808,902                 $    765,433            $  1,014,733
Sep-2002                         $    761,338                 $    710,168            $    953,241
Oct-2002                         $    780,600                 $    746,103            $    993,944
Nov-2002                         $    836,101                 $    820,042            $  1,077,237
Dec-2002                         $    797,557                 $    763,459            $  1,005,277
Jan-2003                         $    752,255                 $    742,693            $    978,738
Feb-2003                         $    703,509                 $    722,863            $    948,201
Mar-2003                         $    722,785                 $    733,778            $    967,734
Apr-2003                         $    768,104                 $    803,193            $  1,047,669
May-2003                         $    850,829                 $    893,713            $  1,154,531
Jun-2003                         $    863,104                 $    910,962            $  1,193,670

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DYNAMIC SMALL CAP FUND

PORTFOLIO OF INVESTMENTS                                             (Unaudited)
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

           COMMON STOCKS -- 99.3%

           AEROSPACE -- 2.6%
    40     Alliant Techsystems, Inc.*                               $      2,074
    46     Engineered Support Systems, Inc.                                1,919
           ---------------------------------------------------------------------
                                                                           3,993
           ---------------------------------------------------------------------

           AIRLINES -- 0.6%
    71     Atlantic Coast Airlines Holdings, Inc.*                           958

           APPAREL -- 1.1%
    34     Coach, Inc.*                                                    1,691

           AUTOMOTIVE -- 3.2%
    44     Gentex Corp.*                                                   1,358
    30     Lithia Motors, Inc., Class A*                                     479
    59     O'Reilly Automotive, Inc.*                                      1,976
    28     Winnebago Industries, Inc. (l)                                  1,065
           ---------------------------------------------------------------------
                                                                           4,878
           ---------------------------------------------------------------------

           BANKING -- 6.7%
    46     CVB Financial Corp.                                               894
    55     East-West Bancorp, Inc.                                         1,977
    50     FNB Corp.                                                       1,521
    49     Pacific Northwest Bancorp.                                      1,696
    40     Texas Regional Bancshares, Class A                              1,387
    53     UCBH Holdings, Inc.                                             1,526
    62     Umpqua Holdings Corp.                                           1,179
           ---------------------------------------------------------------------
                                                                          10,180
           ---------------------------------------------------------------------

           BIOTECHNOLOGY -- 1.4%
    31     InterMune, Inc.*                                                  501
    38     Martek Biosciences Corp.*                                       1,640
           ---------------------------------------------------------------------
                                                                           2,141
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 0.9%
   115     Entravision Communications Corp., Class A*                      1,310

           BUSINESS SERVICES -- 2.7%
    49     Fair Isaac Corp.                                                2,511
    44     Iron Mountain, Inc.*                                            1,645
           ---------------------------------------------------------------------
                                                                           4,156
           ---------------------------------------------------------------------

           CHEMICALS -- 1.4%
    43     Cabot Microelectronics Corp.* (l)                        $      2,163

           COMPUTER NETWORKS -- 2.0%
    70     Avocent Corp.*                                                  2,081
    40     Cerner Corp.* (l)                                                 916
           ---------------------------------------------------------------------
                                                                           2,997
           ---------------------------------------------------------------------

           COMPUTER SOFTWARE -- 8.5%
    80     Ansys, Inc.* (l)                                                2,484
    24     BARRA, Inc.*                                                      864
    17     Kronos, Inc.*                                                     874
    52     Manhattan Associates, Inc.* (l)                                 1,344
    37     National Instruments Corp.*                                     1,398
    99     Pinnacle Systems, Inc.*                                         1,060
    41     Progress Software Corp.*                                          844
   156     RSA Security, Inc.,*                                            1,681
    71     Serena Software, Inc.*                                          1,482
    50     THQ, Inc.* (l)                                                    905
           ---------------------------------------------------------------------
                                                                          12,936
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 1.1%
    22     Zebra Technologies Corp., Class A*                              1,669

           CONSTRUCTION -- 1.3%
     3     NVR, Inc.*                                                      1,027
    34     Toll Brothers, Inc.*                                              963
           ---------------------------------------------------------------------
                                                                           1,990
           ---------------------------------------------------------------------

           CONSUMER PRODUCTS -- 2.4%
    21     Ethan Allen Interiors, Inc. (l)                                   731
    49     Fossil, Inc.*                                                   1,150
    22     Harman International Industries, Inc.                           1,757
           ---------------------------------------------------------------------
                                                                           3,638
           ---------------------------------------------------------------------

           CONSUMER SERVICES -- 4.8%
    46     Career Education Corp.*                                         3,133
    41     Education Management Corp.*                                     2,202
    70     Regis Corp.                                                     2,019
           ---------------------------------------------------------------------
                                                                           7,354
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.5%
    16     Amphenol Corp., Class A* (l)                             $        763
    73     Itron, Inc.*                                                    1,564
    41     Varian, Inc.*                                                   1,435
           ---------------------------------------------------------------------
                                                                           3,762
           ---------------------------------------------------------------------

           ENTERTAINMENT/LEISURE -- 1.0%
    77     Penn National Gaming, Inc.*                                     1,580

           ENVIRONMENTAL SERVICES -- 1.5%
    34     Stericycle, Inc.*                                               1,308
    30     Waste Connections, Inc.*                                        1,036
           ---------------------------------------------------------------------
                                                                           2,344
           ---------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 1.6%
    41     Performance Food Group Co.*                                     1,532
    34     United Natural Foods, Inc.*                                       957
           ---------------------------------------------------------------------
                                                                           2,489
           ---------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 12.7%
    44     Advanced Neuromodulation Systems, Inc.*                         2,298
    39     ICU Medical, Inc.* (l)                                          1,199
    49     Idexx Laboratories, Inc.*                                       1,644
    55     Mid Atlantic Medical Services*                                  2,860
    83     Odyssey Healthcare, Inc.*                                       3,063
    50     Pediatrix Medical Group, Inc.* (l)                              1,791
    30     Respironics, Inc.*                                              1,111
    19     SurModics, Inc.* (l)                                              586
    25     TECHNE Corp.*                                                     763
    28     Varian Medical Systems, Inc.*                                   1,618
    93     VCA Antech, Inc.* (l)                                           1,824
    40     Wright Medical Group, Inc.*                                       766
           ---------------------------------------------------------------------
                                                                          19,523
           ---------------------------------------------------------------------

           HOTELS/OTHER LODGING -- 0.6%
    64     Extended Stay America, Inc.*                                      858

           INSURANCE -- 1.0%
    56     ProAssurance Corp.*                                             1,506

           MACHINERY & ENGINEERING EQUIPMENT -- 1.9%
    53     Graco, Inc.                                                     1,702
    51     Lindsay Manufacturing Co.                                       1,173
           ---------------------------------------------------------------------
                                                                           2,875
           ---------------------------------------------------------------------

           MANUFACTURING -- 1.0%
    40     Clarcor, Inc.                                            $      1,538

           MULTI-MEDIA -- 2.1%
    65     Lin TV Corp., Class A*                                          1,540
    90     Radio One, Inc.* (l)                                            1,603
           ---------------------------------------------------------------------
                                                                           3,143
           ---------------------------------------------------------------------

           OIL & GAS -- 9.0%
    33     Evergreen Resources, Inc.*                                      1,766
    62     Hydril Co.*                                                     1,679
   144     Key Energy Services, Inc.*                                      1,538
    33     Pogo Producing Co.                                              1,389
    92     Pride International, Inc.*                                      1,739
    62     Spinnaker Exploration Co.*                                      1,627
    44     Varco International, Inc.*                                        870
    82     W-H Energy Services, Inc.*                                      1,597
    68     Westport Resources Corp.*                                       1,549
           ---------------------------------------------------------------------
                                                                          13,754
           ---------------------------------------------------------------------

           PHARMACEUTICALS -- 5.4%
    61     Celgene Corp.*                                                  1,844
    40     Medicines Co.*                                                    780
    24     Medicis Pharmaceutical Corp., Class A                           1,344
    80     NBTY, Inc.*                                                     1,683
    17     Neurocrine Biosciences, Inc.*                                     824
    38     Pharmaceutical Resources, Inc.                                  1,848
           ---------------------------------------------------------------------
                                                                           8,323
           ---------------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUST -- 0.5%
    19     Pan Pacific Retail Properties, Inc.                               756

           RESTAURANTS/FOOD SERVICES -- 3.8%
    49     P.F. Chang's China Bistro, Inc.* (l)                            2,401
    49     Panera Bread Co., Class A* (l)                                  1,952
    58     Sonic Corp.*                                                    1,467
           ---------------------------------------------------------------------
                                                                           5,820
           ---------------------------------------------------------------------

           RETAILING -- 4.4%
    47     Aeropostale, Inc.*                                              1,016
    59     Hot Topic, Inc.*                                                1,593
    83     Pier 1 Imports, Inc.                                            1,689
    61     The J. Jill Group, Inc.*                                        1,021

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

           RETAILING -- CONTINUED
    68     Too, Inc.*                                               $      1,377
           ---------------------------------------------------------------------
                                                                           6,696
           ---------------------------------------------------------------------

           SEMI-CONDUCTORS -- 4.4%
    34     Cymer, Inc.* (l)                                                1,088
    66     Power Integrations, Inc.*                                       1,599
    74     Rudolph Technologies, Inc.* (l)                                 1,180
    86     Semtech Corp.*                                                  1,222
    24     Silicon Laboratories, Inc.*                                       631
    33     Varian Semiconductor Equipment
             Associates, Inc.*                                               967
           ---------------------------------------------------------------------
                                                                           6,687
           ---------------------------------------------------------------------

           SHIPPING/TRANSPORTATION -- 1.0%
    44     C.H. Robinson Worldwide, Inc.                                   1,550

           TELECOMMUNICATIONS EQUIPMENT -- 0.2%
    77     C-COR.net Corp.*                                                  377

           TOYS & GAMES -- 0.4%
    36     RC2 Corp.*                                                        604

           TRANSPORTATION -- 2.9%
   101     Heartland Express, Inc.*                                        2,237
    39     Knight Transportation, Inc.*                                      959
    64     Pacer International, Inc.*                                      1,213
           ---------------------------------------------------------------------
                                                                           4,409
           ---------------------------------------------------------------------

           UTILITIES -- 0.7%
    38     American States Water Co.                                       1,050
           Total Common Stocks                                           151,698
             (Cost $126,977)
           ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.7%

           MONEY MARKET FUND -- 0.7%
 1,038     JPMorgan Prime Money Market Fund (a)                     $      1,038
             (Cost $1,038)
           ---------------------------------------------------------------------
           Total Investments -- 100.0%                              $    152,736
             (Cost $128,015)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                      VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
6,516      Merrill Lynch Premier Institution
             Money Market Fund                                      $      6,516
6,516      Reserve Primary
             Money Market Fund                                             6,516
           Cash                                                              965
           ---------------------------------------------------------------------
                                                                    $     13,997
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                                             (Unaudited)
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.5%

           COMMON STOCKS -- 97.5%

           AGRICULTURAL PRODUCTION/SERVICES -- 0.4%
    20     UST, Inc.                                                $        701

           AIRLINES -- 0.4%
    33     SkyWest, Inc.                                                     620

           APPAREL -- 1.9%
    28     Columbia Sportswear Co.*                                        1,414
    48     VF Corp.                                                        1,620
           ---------------------------------------------------------------------
                                                                           3,034
           ---------------------------------------------------------------------

           AUTOMOTIVE -- 1.0%
    30     Genuine Parts Co.                                                 961
    11     Polaris Industries, Inc. (l)                                      675
           ---------------------------------------------------------------------
                                                                           1,636
           ---------------------------------------------------------------------

           BANKING -- 7.8%
    38     Banknorth Group, Inc.                                             970
    26     BB&T Corp.                                                        902
     5     BOK Financial Corp.*                                              185
    30     Compass Bancshares, Inc.                                        1,048
    30     Cullen/Frost Bankers, Inc.                                        969
    18     M&T Bank Corp.                                                  1,482
    20     New York Community Bancorp, Inc.                                  582
    50     North Fork Bancorporation, Inc.                                 1,704
    37     TCF Financial Corp.                                             1,468
    39     Washington Federal, Inc.                                          900
    19     Webster Financial Corp.                                           699
    52     Wilmington Trust Corp.                                          1,529
           ---------------------------------------------------------------------
                                                                          12,438
           ---------------------------------------------------------------------

           BIOTECHNOLOGY -- 2.4%
    12     Biogen, Inc.*                                                     448
    15     Gilead Sciences, Inc.* (l)                                        848
    15     ICOS Corp.* (l)                                                   566
    28     MedImmune, Inc.*                                                1,018
    17     Myriad Genetics, Inc.*                                            234
    23     Pharmaceutical Product Development, Inc.*                         648
           ---------------------------------------------------------------------
                                                                           3,762
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 1.0%
     8     EchoStar Communications Corp., Class A*                           287
    57     Mediacom Communications Corp.*                                    567
    24     Univision Communications, Inc., Class A* (l)                      744
           ---------------------------------------------------------------------
                                                                           1,598
           ---------------------------------------------------------------------

           BUSINESS SERVICES -- 5.6%
    12     ChoicePoint, Inc.* (l)                                   $        419
    10     Cintas Corp.                                                      347
    14     CSG Systems International, Inc.*                                  198
    62     Deluxe Corp.                                                    2,769
    48     Equifax, Inc.                                                   1,257
    14     Fair Isaac Corp.                                                  715
    18     Hewitt Associates, Inc., Class A*                                 426
    59     IMS Health, Inc.                                                1,052
    14     Iron Mountain, Inc.*                                              512
    18     Moody's Corp.                                                     936
    12     SunGard Data Systems, Inc.*                                       321
           ---------------------------------------------------------------------
                                                                           8,952
           ---------------------------------------------------------------------

           CHEMICALS -- 0.6%
     9     Sigma-Aldrich Corp.                                               471
    12     Valspar Corp.                                                     499
           ---------------------------------------------------------------------
                                                                             970
           ---------------------------------------------------------------------

           COMPUTER NETWORKS -- 0.8%
    39     Juniper Networks, Inc.*                                           487
    50     Network Appliance, Inc.*                                          809
           ---------------------------------------------------------------------
                                                                           1,296
           ---------------------------------------------------------------------

           COMPUTER SOFTWARE -- 3.8%
    17     Adobe Systems, Inc.                                               542
    16     Affiliated Computer Services, Inc., Class A*                      732
    32     BEA Systems, Inc.*                                                349
    21     BMC Software, Inc.*                                               344
    37     Computer Associates International, Inc.                           820
    13     Electronic Arts, Inc.*                                            962
     8     Intuit, Inc.*                                                     356
    27     Macromedia, Inc.*                                                 563
    12     Mercury Interactive Corp.*                                        448
    16     National Instruments Corp.*                                       587
    14     VERITAS Software Corp.*                                           388
           ---------------------------------------------------------------------
                                                                           6,091
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 1.7%
    28     Apple Computer, Inc.*                                             542
    14     Emulex Corp.*                                                     314
     9     Lexmark International, Inc.*                                      616
    17     Tech Data Corp.*                                                  450

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           COMPUTERS/COMPUTER HARDWARE -- CONTINUED
    10     Zebra Technologies Corp., Class A*                       $        745
           ---------------------------------------------------------------------
                                                                           2,667
           ---------------------------------------------------------------------

           CONSTRUCTION -- 1.5%
   111     Clayton Homes, Inc.                                             1,390
     1     Lennar Corp., B Shares                                             85
    12     Lennar Corp., Class A                                             883
           ---------------------------------------------------------------------
                                                                           2,358
           ---------------------------------------------------------------------

           CONSTRUCTION MATERIALS -- 1.6%
    45     Florida Rock Industries, Inc.                                   1,870
    19     Vulcan Materials Co.                                              701
           ---------------------------------------------------------------------
                                                                           2,571
           ---------------------------------------------------------------------

           CONSUMER PRODUCTS -- 0.4%
    12     Fortune Brands, Inc.                                              637

           CONSUMER SERVICES -- 0.7%
    41     Interactive Data Corp.*                                           698
    10     Weight Watchers International, Inc.*                              462
           ---------------------------------------------------------------------
                                                                           1,160
           ---------------------------------------------------------------------

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.2%
    15     Amphenol Corp., Class A* (l)                                      698
    22     Jabil Circuit, Inc.*                                              495
    60     Vishay Intertechnology, Inc.*                                     793
           ---------------------------------------------------------------------
                                                                           1,986
           ---------------------------------------------------------------------

           ENTERTAINMENT/LEISURE -- 0.4%
     6     International Game Technology*                                    655

           ENVIRONMENTAL SERVICES -- 1.2%
    85     Republic Services, Inc.*                                        1,927

           FINANCIAL SERVICES -- 4.2%
    13     A.G. Edwards, Inc.                                                450
    25     Charter One Financial, Inc.                                       780
    22     Golden West Financial Corp.                                     1,728
    11     H & R Block, Inc.                                                 484
    10     Legg Mason, Inc.                                                  650
    67     T. Rowe Price Group, Inc.                                       2,525
           ---------------------------------------------------------------------
                                                                           6,617
           ---------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 2.4%
     6     Brown-Forman Corp., Class B                              $        455
    29     Dean Foods Co.*                                                   926
    48     Del Monte Foods Co.*                                              426
    45     Hormel Foods Corp.                                              1,066
    19     McCormick & Co., Inc.                                             517
    12     The J.M. Smucker Co.                                              472
           ---------------------------------------------------------------------
                                                                           3,862
           ---------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 9.3%
    12     Aetna, Inc.                                                       728
    15     Anthem, Inc.*                                                   1,130
    41     Caremark Rx, Inc.*                                              1,058
    36     Dentsply International, Inc.                                    1,487
    33     Health Management Associates, Inc.,
             Class A                                                         609
    28     Laboratory Corp. of America Holdings*                             841
    34     Lincare Holdings, Inc.*                                         1,078
    13     Manor Care, Inc.* (l)                                             327
    49     Omnicare, Inc.                                                  1,661
    13     Renal Care Group, Inc.*                                           458
    18     Steris Corp.*                                                     420
    14     Stryker Corp.                                                     964
    25     Triad Hospitals, Inc.*                                            613
    12     Varian Medical Systems, Inc.*                                     668
    19     WellPoint Health Networks, Inc.*                                1,635
    20     Zimmer Holdings, Inc.*                                            915
           ---------------------------------------------------------------------
                                                                          14,592
           ---------------------------------------------------------------------

           INSURANCE -- 4.0%
    12     Cincinnati Financial Corp.                                        452
    19     HCC Insurance Holdings, Inc.                                      571
    45     IPC Holdings LTD (Bermuda)                                      1,508
    11     John Hancock Financial Services, Inc.                             350
    32     MGIC Investment Corp.                                           1,492
    13     Principal Financial Group, Inc.                                   410
    44     SAFECO Corp.                                                    1,549
           ---------------------------------------------------------------------
                                                                           6,332
           ---------------------------------------------------------------------

           INTERNET SERVICES/SOFTWARE -- 0.9%
    12     CheckFree Corp.*                                                  329
     9     Expedia, Inc.* (l)                                                649
    11     Symantec Corp.*                                                   469
           ---------------------------------------------------------------------
                                                                           1,447
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
    18     IDEX Corp.                                               $        660

           MANUFACTURING -- 1.7%
     7     Carlisle Companies, Inc.                                          295
    25     Cooper Industries LTD, Class A                                  1,032
    43     Crane Co.                                                         973
    13     Harsco Corp.                                                      469
           ---------------------------------------------------------------------
                                                                           2,769
           ---------------------------------------------------------------------

           MULTI-MEDIA -- 3.6%
    25     Cox Radio, Inc., Class A*                                         567
    25     Gannett Co., Inc.                                               1,920
    11     Knight Ridder, Inc.                                               751
    27     The E.W. Scripps Co., Class A                                   2,405
           ---------------------------------------------------------------------
                                                                           5,643
           ---------------------------------------------------------------------

           OIL & GAS -- 5.5%
    28     Burlington Resources, Inc.                                      1,525
    45     Devon Energy Corp.                                              2,402
    18     Equitable Resources, Inc.                                         750
    24     FMC Technologies, Inc.*                                           500
    20     Murphy Oil Corp.                                                1,052
    12     Nabors Industries LTD (Barbados)*                                 469
    12     Patterson-UTI Energy, Inc.*                                       395
    17     Pioneer Natural Resources Co.*                                    453
    25     Premcor, Inc.*                                                    528
    14     Talisman Energy, Inc. (Canada)                                    644
           ---------------------------------------------------------------------
                                                                           8,718
           ---------------------------------------------------------------------

           PAPER/FOREST PRODUCTS -- 0.8%
    18     Plum Creek Timber Co., Inc.                                       477
    22     Rayonier, Inc.                                                    733
           ---------------------------------------------------------------------
                                                                           1,210
           ---------------------------------------------------------------------

           PHARMACEUTICALS -- 1.3%
     8     AmerisourceBergen Corp. (l)                                       565
    25     Andrx Corp.*                                                      499
    12     Medicis Pharmaceutical Corp., Class A                             698
    25     Vertex Pharmaceuticals, Inc.*                                     362
           ---------------------------------------------------------------------
                                                                           2,124
           ---------------------------------------------------------------------

           PIPELINES -- 1.1%
    33     Kinder Morgan, Inc.                                      $      1,793

           PRINTING & PUBLISHING -- 0.5%
     1     Washington Post Co., Class B                                      733

           REAL ESTATE -- 1.1%
    35     Brookfield Properties Corp. (Canada)                              748
    25     LNR Property Corp.                                                924
           ---------------------------------------------------------------------
                                                                           1,672
           ---------------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUST -- 3.8%
    25     AMB Property Corp.                                                704
    28     Equity Residential                                                727
    29     Kimco Realty Corp.                                              1,080
    20     Manufactured Home Communities, Inc.                               702
    37     PS Business Parks, Inc.                                         1,296
    21     Public Storage, Inc.                                              694
    20     Vornado Realty Trust                                              872
           ---------------------------------------------------------------------
                                                                           6,075
           ---------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 3.9%
    35     Applebee's International, Inc.                                  1,100
    29     CBRL Group, Inc. (l)                                            1,119
    29     Darden Restaurants, Inc.                                          552
    64     Outback Steakhouse, Inc.                                        2,512
    16     Ruby Tuesday, Inc.                                                396
    18     Yum! Brands, Inc.*                                                517
           ---------------------------------------------------------------------
                                                                           6,196
           ---------------------------------------------------------------------

           RETAILING -- 6.2%
    23     Abercrombie & Fitch Co., Class A*                                 648
    10     Amazon.com, Inc.*                                                 378
    17     AutoZone, Inc.*                                                 1,314
    21     Bed Bath & Beyond, Inc.*                                          806
    26     CarMax, Inc.*                                                     785
    22     CDW Corp.*                                                      1,001
    19     Family Dollar Stores                                              727
    20     Fastenal Co. (l)                                                  662
    35     Foot Locker, Inc.                                                 469
    29     PETsMART, Inc.*                                                   488
     9     Ross Stores, Inc.                                                 376
    57     Staples, Inc.*                                                  1,045

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           RETAILING -- CONTINUED
    38     The TJX Companies, Inc.                                  $        716
     8     Whole Foods Market, Inc.*                                         377
           ---------------------------------------------------------------------
                                                                           9,792
           ---------------------------------------------------------------------

           SEMI-CONDUCTORS -- 2.7%
    41     Altera Corp.*                                                     674
    20     Intersil Corp., Class A*                                          531
    21     KLA-Tencor Corp.*                                                 993
    28     MEMC Electronics Materials*                                       275
    34     Microchip Technology, Inc.                                        841
    25     Novellus Systems, Inc.*                                           912
           ---------------------------------------------------------------------
                                                                           4,226
           ---------------------------------------------------------------------

           SHIPPING/TRANSPORTATION -- 0.4%
    19     C.H. Robinson Worldwide, Inc.                                     688

           TELECOMMUNICATIONS -- 3.1%
    35     Alltel Corp.                                                    1,696
    40     CenturyTel, Inc.                                                1,394
    30     Nextel Communications, Inc., Class A* (l)                         541
    25     Telephone & Data Systems, Inc.                                  1,243
           ---------------------------------------------------------------------
                                                                           4,874
           ---------------------------------------------------------------------

           TELECOMMUNICATIONS EQUIPMENT -- 0.4%
    51     Corning, Inc.* (l)                                                376
   119     Lucent Technologies, Inc.* (l)                                    242
           ---------------------------------------------------------------------
                                                                             618
           ---------------------------------------------------------------------

           TEXTILES -- 0.8%
    23     Mohawk Industries, Inc.*                                        1,277

           UTILITIES -- 5.0%
    20     Dominion Resources, Inc.                                        1,253
    41     Energy East Corp.                                                 857
    38     FirstEnergy Corp.                                               1,453
    28     Nicor, Inc.                                                     1,039
    43     Pepco Holdings, Inc.                                              820
    14     Pinnacle West Capital Corp.                                       513
    44     SCANA Corp.                                                     1,509
    18     Sempra Energy                                                     508
                                                                           7,952
           ---------------------------------------------------------------------
           Total Common Stocks                                           154,929
             (Cost $133,373)
           ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 2.5%

           MONEY MARKET FUND -- 2.5%
 4,012     JPMorgan Prime Money Market Fund (a)                     $      4,012
             (Cost $4,012)
           ---------------------------------------------------------------------
           Total Investments-- 100.0%                               $    158,941
             (Cost $137,385)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                          VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
 3,866      Merrill Lynch Premier Institution
             Money Market Fund                                      $      3,866
 3,866      Reserve Primary Money Market Fund                               3,866
           ---------------------------------------------------------------------
                                                                    $      7,732
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                                             (Unaudited)
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.0%

           COMMON STOCKS -- 99.0%

           AIRLINES -- 1.0%
    30     SkyWest, Inc.                                            $        578

           AUTOMOTIVE -- 1.1%
    10     Polaris Industries, Inc. (l)                                      626

           BANKING -- 2.0%
     4     BOK Financial Corp.*                                              170
     7     M&T Bank Corp.                                                    592
    10     TCF Financial Corp.                                               398
           ---------------------------------------------------------------------
                                                                           1,160
           ---------------------------------------------------------------------

           BIOTECHNOLOGY -- 5.9%
    11     Biogen, Inc.*                                                     418
    14     Gilead Sciences, Inc.*                                            795
    14     ICOS Corp.* (l)                                                   531
    26     MedImmune, Inc.*                                                  947
    14     Myriad Genetics, Inc.*                                            184
    21     Pharmaceutical Product Development, Inc.*                         603
           ---------------------------------------------------------------------
                                                                           3,478
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 2.1%
    56     Mediacom Communications Corp.*                                    549
    23     Univision Communications, Inc., Class A* (l)                      705
           ---------------------------------------------------------------------
                                                                           1,254
           ---------------------------------------------------------------------

           BUSINESS SERVICES -- 7.3%
    11     ChoicePoint, Inc.*                                                394
     9     Cintas Corp.                                                      310
    24     CSG Systems International, Inc.*                                  338
    22     Equifax, Inc.                                                     576
    13     Fair Isaac Corp.                                                  669
    17     Hewitt Associates, Inc., Class A*                                 399
    13     Iron Mountain, Inc.*                                              464
    16     Moody's Corp.                                                     840
    12     SunGard Data Systems, Inc.*                                       298
           ---------------------------------------------------------------------
                                                                           4,288
           ---------------------------------------------------------------------

           COMPUTER NETWORKS -- 2.0%
    37     Juniper Networks, Inc.*                                           456
    45     Network Appliance, Inc.*                                          728
           ---------------------------------------------------------------------
                                                                           1,184
           ---------------------------------------------------------------------

           COMPUTER SOFTWARE -- 8.2%
    15     Adobe Systems, Inc.                                      $        486
    14     Affiliated Computer
             Services, Inc., Class A*                                        661
    30     BEA Systems, Inc.*                                                324
    19     BMC Software, Inc.*                                               310
    12     Electronic Arts, Inc.*                                            910
     8     Intuit, Inc.*                                                     334
    25     Macromedia, Inc.*                                                 527
    11     Mercury Interactive Corp.*                                        405
    14     National Instruments Corp.*                                       527
    12     VERITAS Software Corp.*                                           351
           ---------------------------------------------------------------------
                                                                           4,835
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 3.3%
    25     Apple Computer, Inc.*                                             487
    13     Emulex Corp.*                                                     287
    15     Tech Data Corp.*                                                  412
    10     Zebra Technologies Corp., Class A*                                733
           ---------------------------------------------------------------------
                                                                           1,919
           ---------------------------------------------------------------------

           CONSTRUCTION -- 1.6%
     1     Lennar Corp., B Shares                                             81
    12     Lennar Corp., Class A                                             847
           ---------------------------------------------------------------------
                                                                             928
           ---------------------------------------------------------------------

           CONSUMER SERVICES -- 0.7%
     9     Weight Watchers International, Inc.*                              430

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.1%
    13     Amphenol Corp., Class A*                                          627
    21     Jabil Circuit, Inc.*                                              465
    58     Vishay Intertechnology, Inc.*                                     762
           ---------------------------------------------------------------------
                                                                           1,854
           ---------------------------------------------------------------------

           ENTERTAINMENT/LEISURE -- 1.1%
     6     International Game Technology*                                    650

           FINANCIAL SERVICES -- 2.5%
    12     A.G. Edwards, Inc.                                                404
    28     T. Rowe Price Group, Inc.                                       1,043
           ---------------------------------------------------------------------
                                                                           1,447
           ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           FOOD/BEVERAGE PRODUCTS -- 0.7%
    43     Del Monte Foods Co.*                                     $        383

           HEALTH CARE/HEALTH CARE SERVICES -- 18.1%
    11     Aetna, Inc.                                                       674
    14     Anthem, Inc.*                                                   1,045
    38     Caremark Rx, Inc.*                                                976
    14     Dentsply International, Inc.                                      552
    31     Health Management
             Associates, Inc., Class A                                       569
    26     Laboratory Corp. of America Holdings*                             784
    12     Manor Care, Inc.*                                                 309
    46     Omnicare, Inc.                                                  1,549
    12     Renal Care Group, Inc.*                                           430
    17     Steris Corp.*                                                     391
    13     Stryker Corp.                                                     871
    22     Triad Hospitals, Inc.*                                            552
    11     Varian Medical Systems, Inc.*                                     610
     7     WellPoint Health Networks, Inc.*                                  611
    18     Zimmer Holdings, Inc.*                                            820
           ---------------------------------------------------------------------
                                                                          10,743
           ---------------------------------------------------------------------

           INSURANCE -- 0.9%
    18     HCC Insurance Holdings, Inc.                                      526

           INTERNET SERVICES/SOFTWARE -- 2.3%
    11     CheckFree Corp.*                                                  306
     8     Expedia, Inc.* (l)                                                608
    10     Symantec Corp.*                                                   456
           ---------------------------------------------------------------------
                                                                           1,370
           ---------------------------------------------------------------------

           MANUFACTURING -- 0.7%
    12     Harsco Corp.                                                      436

           MULTI-MEDIA -- 1.7%
    23     Cox Radio, Inc., Class A*                                         531
     5     The E.W. Scripps Co., Class A                                     452
           ---------------------------------------------------------------------
                                                                             983
           ---------------------------------------------------------------------

           OIL & GAS -- 3.8%
    22     FMC Technologies, Inc.*                                           453
    11     Nabors Industries LTD (Barbados)*                                 425
    11     Patterson-UTI Energy, Inc.*                                       363
    16     Pioneer Natural Resources Co.*                           $        405
    13     Talisman Energy, Inc. (Canada)                                    600
           ---------------------------------------------------------------------
                                                                           2,246
           ---------------------------------------------------------------------

           PHARMACEUTICALS -- 3.9%
     8     AmerisourceBergen Corp. (l)                                       527
    24     Andrx Corp.*                                                      470
    11     Medicis Pharmaceutical Corp., Class A                             649
    22     Millennium Pharmaceuticals, Inc.* (l)                             343
    23     Vertex Pharmaceuticals, Inc.*                                     331
           ---------------------------------------------------------------------
                                                                           2,320
           ---------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 4.2%
    27     CBRL Group, Inc. (l)                                            1,048
    27     Darden Restaurants, Inc.                                          515
    14     Outback Steakhouse, Inc.                                          527
    15     Ruby Tuesday, Inc.                                                368
           ---------------------------------------------------------------------
                                                                           2,458
           ---------------------------------------------------------------------

           RETAILING -- 11.4%
    20     Abercrombie & Fitch Co., Class A*                                 578
    10     Amazon.com, Inc.*                                                 352
    19     Bed Bath & Beyond, Inc.*                                          725
    24     CarMax, Inc.*                                                     722
    20     CDW Corp.*                                                        927
    17     Family Dollar Stores                                              654
    19     Fastenal Co. (l)                                                  628
    27     PETsMART, Inc.*                                                   454
     8     Ross Stores, Inc.                                                 350
    53     Staples, Inc.*                                                    982
     7     Whole Foods Market, Inc.*                                         348
           ---------------------------------------------------------------------
                                                                           6,720
           ---------------------------------------------------------------------

           SEMI-CONDUCTORS -- 6.6%
    39     Altera Corp.*                                                     633
    19     Intersil Corp., Class A*                                          499
    19     KLA-Tencor Corp.*                                                 891
    26     MEMC Electronics Materials*                                       257
    31     Microchip Technology, Inc.                                        768
    22     Novellus Systems, Inc.* (l)                                       822
           ---------------------------------------------------------------------
                                                                           3,870
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           SHIPPING/TRANSPORTATION -- 0.9%
    16     C.H. Robinson Worldwide, Inc.                            $        555

           TELECOMMUNICATIONS -- 0.9%
    28     Nextel Communications, Inc., Class A* (l)                         506

           TELECOMMUNICATIONS EQUIPMENT -- 1.0%
    48     Corning, Inc.* (l)                                                352
   112     Lucent Technologies, Inc.* (l)                                    227
           ---------------------------------------------------------------------
                                                                             579
           ---------------------------------------------------------------------
           Total Common Stocks                                            58,326
             (Cost $54,755)
           ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.0%

           MONEY MARKET FUND -- 1.0%
   581     JPMorgan Prime Money Market Fund (a)                     $        581
             (Cost $581)
           ---------------------------------------------------------------------
           Total Investments -- 100.0%                              $     58,907
             (Cost $55,336)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                          VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
 2,734     Merrill Lynch Premier Institution
             Money Market Fund                                      $      2,734
 2,735     Reserve Primary Money Market Fund                               2,735
           ---------------------------------------------------------------------
                                                                    $      5,469
           ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS                                             (Unaudited)
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.2%

           COMMON STOCKS -- 90.2%

           APPAREL -- 3.4%
    69     Columbia Sportswear Co.*                                 $      3,522
   215     VF Corp.                                                        7,303
           ---------------------------------------------------------------------
                                                                          10,825
           ---------------------------------------------------------------------

           AUTOMOTIVE -- 1.2%
   120     Genuine Parts Co.                                               3,841

           BANKING -- 11.5%
    92     Banknorth Group, Inc.                                           2,355
   122     BB&T Corp.                                                      4,178
    15     BOK Financial Corp.*                                              575
    56     Cullen/Frost Bankers, Inc.                                      1,807
    27     M&T Bank Corp.                                                  2,274
   230     North Fork Bancorporation, Inc.                                 7,835
   160     TCF Financial Corp.                                             6,374
   104     Washington Federal, Inc.                                        2,401
    93     Webster Financial Corp.                                         3,519
   166     Wilmington Trust Corp.                                          4,872
           ---------------------------------------------------------------------
                                                                          36,190
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 0.3%
    23     EchoStar Communications Corp., Class A*                           789

           BUSINESS SERVICES -- 4.0%
   148     Deluxe Corp.                                                    6,635
    77     Equifax, Inc.                                                   1,992
   218     IMS Health, Inc.                                                3,927
           ---------------------------------------------------------------------
                                                                          12,554
           ---------------------------------------------------------------------

           CHEMICALS -- 1.2%
    41     Sigma-Aldrich Corp.                                             2,243
    33     Valspar Corp.                                                   1,393
           ---------------------------------------------------------------------
                                                                           3,636
           ---------------------------------------------------------------------

           COMPUTER SOFTWARE -- 0.7%
   104     Computer Associates International, Inc.                         2,310

           COMPUTERS/COMPUTER HARDWARE -- 0.6%
    25     Lexmark International, Inc.*                                    1,769

           CONSTRUCTION -- 1.0%
   247     Clayton Homes, Inc.                                      $      3,095

           CONSTRUCTION MATERIALS -- 2.4%
   110     Florida Rock Industries, Inc.                                   4,557
    80     Vulcan Materials Co.                                            2,966
           ---------------------------------------------------------------------
                                                                           7,523
           ---------------------------------------------------------------------

           CONSUMER PRODUCTS -- 0.6%
    33     Fortune Brands, Inc.                                            1,743

           CONSUMER SERVICES -- 0.8%
   147     Interactive Data Corp.*                                         2,483

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.0%
    60     Energizer Holdings, Inc.*                                       1,884
    32     Mettler-Toledo International, Inc.
             (Switzerland)*                                                1,169
           ---------------------------------------------------------------------
                                                                           3,053
           ---------------------------------------------------------------------

           ENVIRONMENTAL SERVICES -- 1.4%
   200     Republic Services, Inc.*                                        4,534

           FINANCIAL SERVICES -- 5.6%
    67     Charter One Financial, Inc.                                     2,098
    60     Golden West Financial Corp.                                     4,801
    80     H & R Block, Inc.                                               3,460
    45     Legg Mason, Inc.                                                2,923
   115     T. Rowe Price Group, Inc.                                       4,341
           ---------------------------------------------------------------------
                                                                          17,623
           ---------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 4.4%
    21     Brown-Forman Corp., Class B                                     1,672
   120     Dean Foods Co.*                                                 3,789
   200     Hormel Foods Corp.                                              4,740
    68     McCormick & Co., Inc.                                           1,841
    47     The J.M. Smucker Co.                                            1,893
           ---------------------------------------------------------------------
                                                                          13,935
           ---------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 3.9%
    47     Dentsply International, Inc.                                    1,920
    30     Hillenbrand Industries, Inc.                                    1,508

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
   146     Lincare Holdings, Inc.*                                  $      4,600
    29     Patterson Dental Co.*                                           1,307
    36     Renal Care Group, Inc.*                                         1,282
    21     WellPoint Health Networks, Inc.*                                1,796
           ---------------------------------------------------------------------
                                                                          12,413
           ---------------------------------------------------------------------

           INSURANCE -- 6.5%
    48     Cincinnati Financial Corp.                                      1,765
   150     IPC Holdings LTD (Bermuda)                                      5,026
    30     John Hancock Financial Services, Inc.                             913
   123     MGIC Investment Corp.                                           5,728
    62     Principal Financial Group, Inc.                                 2,012
   140     SAFECO Corp.                                                    4,925
           ---------------------------------------------------------------------
                                                                          20,369
           ---------------------------------------------------------------------

           MACHINERY & ENGINEERING EQUIPMENT -- 0.5%
    48     IDEX Corp.                                                      1,732

           MANUFACTURING -- 2.2%
    25     Carlisle Companies, Inc.                                        1,054
    64     Cooper Industries LTD, Class A                                  2,643
   137     Crane Co.                                                       3,107
           ---------------------------------------------------------------------
                                                                           6,804
           ---------------------------------------------------------------------

           MULTI-MEDIA -- 4.5%
    84     Gannett Co., Inc.                                               6,452
    52     Knight Ridder, Inc.                                             3,550
    48     The E.W. Scripps Co., Class A                                   4,267
           ---------------------------------------------------------------------
                                                                          14,269
           ---------------------------------------------------------------------

           OIL & GAS -- 5.8%
    70     Burlington Resources, Inc.                                      3,785
   143     Devon Energy Corp.                                              7,641
    38     Equitable Resources, Inc. (l)                                   1,528
    55     Murphy Oil Corp.                                                2,893
   120     Premcor, Inc.*                                                  2,586
           ---------------------------------------------------------------------
                                                                          18,433
           ---------------------------------------------------------------------

           PAPER/FOREST PRODUCTS -- 1.2%
    58     Plum Creek Timber Co., Inc.                                     1,503
    70     Rayonier, Inc.                                                  2,316
           ---------------------------------------------------------------------
                                                                           3,819
           ---------------------------------------------------------------------

           PIPELINES -- 2.3%
   130     Kinder Morgan, Inc.                                      $      7,105

           PRINTING & PUBLISHING -- 1.2%
     5     Washington Post Co., Class B                                    3,665

           REAL ESTATE -- 2.2%
    98     Brookfield Properties Corp. (Canada)                            2,076
   133     LNR Property Corp.                                              4,978
           ---------------------------------------------------------------------
                                                                           7,054
           ---------------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUST -- 2.4%
    70     Kimco Realty Corp.                                              2,653
    78     PS Business Parks, Inc.                                         2,754
    60     Public Storage, Inc.                                            2,032
           ---------------------------------------------------------------------
                                                                           7,439
           ---------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 3.4%
    40     Applebee's International, Inc.                                  1,257
   210     Outback Steakhouse, Inc.                                        8,190
    44     Yum! Brands, Inc.*                                              1,298
           ---------------------------------------------------------------------
                                                                          10,745
           ---------------------------------------------------------------------

           RETAILING -- 3.8%
    90     AutoZone, Inc.*                                                 6,837
    35     CDW Corp.*                                                      1,603
    92     Foot Locker, Inc.                                               1,215
   130     The TJX Companies, Inc.                                         2,440
           ---------------------------------------------------------------------
                                                                          12,095
           ---------------------------------------------------------------------

           TELECOMMUNICATIONS -- 5.2%
   115     Alltel Corp.                                                    5,531
   154     CenturyTel, Inc.                                                5,370
   114     Telephone & Data Systems, Inc.                                  5,646
           ---------------------------------------------------------------------
                                                                          16,547
           ---------------------------------------------------------------------

           TEXTILES -- 1.4%
    80     Mohawk Industries, Inc.*                                        4,442

           UTILITIES -- 3.6%
    31     Dominion Resources, Inc.                                        1,999
   109     Energy East Corp.                                               2,259

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           UTILITIES -- CONTINUED
   130     Pepco Holdings, Inc.                                     $      2,491
   100     SCANA Corp.                                                     3,428
    45     Sempra Energy                                                   1,295
           ---------------------------------------------------------------------
                                                                          11,472
           ---------------------------------------------------------------------
           Total Common Stocks                                           284,306
             (Cost $255,883)
           ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 9.8%

           MONEY MARKET FUND -- 9.8%
31,029     JPMorgan Prime Money Market Fund (a)                     $     31,029
             (Cost $31,029)
           ---------------------------------------------------------------------
           Total Investments -- 100.0%                              $    315,335
             (Cost $286,912)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                          VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
    98     Merrill Lynch Premier Institution
             Money Market Fund                                      $         98
    97     Reserve Primary Money Market Fund                                  97
           ---------------------------------------------------------------------
                                                                    $        195
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS
(Amount in Thousands)

AS OF JUNE 30, 2003                                                  (Unaudited)

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

           COMMON STOCKS -- 100.0%

           AEROSPACE -- 1.5%
   187     Alliant Techsystems, Inc.*                               $      9,690

           APPAREL -- 2.2%
   392     Quiksilver, Inc.*                                               6,471
   135     Timberland Co., Class A*                                        7,141
           ---------------------------------------------------------------------
                                                                          13,612
           ---------------------------------------------------------------------

           APPLIANCES & HOUSEHOLD DURABLES -- 0.5%
   127     Furniture Brands International, Inc.*                           3,325

           AUTOMOTIVE -- 5.3%
   104     BorgWarner, Inc.                                                6,697
   166     Lithia Motors, Inc., Class A*                                   2,687
   183     O'Reilly Automotive, Inc.*                                      6,107
    96     Oshkosh Truck Corp.                                             5,707
   107     Polaris Industries, Inc. (l)                                    6,558
   151     Winnebago Industries, Inc. (l)                                  5,727
           ---------------------------------------------------------------------
                                                                          33,483
           ---------------------------------------------------------------------

           BANKING -- 6.7%
    46     Commerce Bancorp, Inc. (l)                                      1,703
    77     CVB Financial Corp.                                             1,504
    71     Downey Financial Corp.                                          2,912
   256     East-West Bancorp, Inc.                                         9,263
   109     Hancock Holding Co.                                             5,130
   323     UCBH Holdings, Inc.                                             9,274
   249     United Bankshares, Inc.                                         7,145
   158     Wintrust Financial Corp.                                        4,683
           ---------------------------------------------------------------------
                                                                          41,614
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 0.8%
   415     Sinclair Broadcast Group, Inc.*                                 4,823

           BUSINESS SERVICES -- 2.3%
   154     Banta Corp.                                                     4,985
    70     Fair Isaac Corp.                                                3,614
   155     Iron Mountain, Inc.*                                            5,743
           ---------------------------------------------------------------------
                                                                          14,342
           ---------------------------------------------------------------------

           CHEMICALS -- 3.3%
   237     Albemarle Corp.                                          $      6,628
    86     Cabot Microelectronics Corp.* (l)                               4,351
   248     Georgia Gulf Corp.                                              4,901
   225     Spartech Corp.                                                  4,763
           ---------------------------------------------------------------------
                                                                          20,643
           ---------------------------------------------------------------------

           COMPUTER NETWORKS -- 0.8%
   172     Avocent Corp.*                                                  5,133

           COMPUTER SOFTWARE -- 3.6%
   266     CACI International, Inc., Class A*                              9,131
   141     Hyperion Solutions Corp.*                                       4,743
   229     JDA Software Group, Inc.*                                       2,560
   306     Macromedia, Inc.*                                               6,432
           ---------------------------------------------------------------------
                                                                          22,866
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 1.6%
    91     Imation Corp.                                                   3,445
    91     Zebra Technologies Corp., Class A*                              6,805
           ---------------------------------------------------------------------
                                                                          10,250
           ---------------------------------------------------------------------

           CONSTRUCTION -- 2.4%
   150     EMCOR Group, Inc.*                                              7,414
    19     NVR, Inc.*                                                      7,706
           ---------------------------------------------------------------------
                                                                          15,120
           ---------------------------------------------------------------------

           CONSUMER PRODUCTS -- 6.1%
   259     Church & Dwight Co., Inc.                                       8,474
   215     Fossil, Inc.*                                                   5,060
   112     Harman International Industries, Inc.                           8,832
   213     Helen of Troy LTD*                                              3,235
   119     The Scotts Co., Class A*                                        5,866
   175     Toro Co.                                                        6,940
           ---------------------------------------------------------------------
                                                                          38,407
           ---------------------------------------------------------------------

           CONSUMER SERVICES -- 1.6%
   115     Education Management Corp.*                                     6,089
   145     Regis Corp.                                                     4,204
           ---------------------------------------------------------------------
                                                                          10,293
           ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.1%
   192     Ametek, Inc.                                             $      7,037
   183     Varian, Inc.*                                                   6,332
           ---------------------------------------------------------------------
                                                                          13,369
           ---------------------------------------------------------------------

           ENGINEERING SERVICES -- 1.2%
   179     Jacobs Engineering Group, Inc.*                                 7,532

           ENTERTAINMENT/LEISURE -- 1.2%
   424     Boyd Gaming Corp.*                                              7,323

           ENVIRONMENTAL SERVICES -- 1.1%
   195     Waste Connections, Inc.*                                        6,826

           FINANCIAL SERVICES -- 2.4%
   114     Affiliated Managers Group, Inc.*                                6,945
   238     Raymond James Financial, Inc.                                   7,876
           ---------------------------------------------------------------------
                                                                          14,821
           ---------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 2.7%
   140     American Italian Pasta Co., Class A* (l)                        5,818
   346     Hain Celestial Group, Inc*                                      5,534
   152     Performance Food Group Co.* (l)                                 5,628
           ---------------------------------------------------------------------
                                                                          16,980
           ---------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 11.4%
    93     AMERIGROUP Corp.*                                               3,463
   247     Community Health Systems, Inc.*                                 4,757
   329     Cooper Companies, Inc.                                         11,423
   189     Coventry Health Care, Inc.*                                     8,724
   105     Datascope Corp.                                                 3,101
   166     Henry Schein, Inc.* (l)                                         8,668
    85     Idexx Laboratories, Inc.*                                       2,849
   139     Inamed Corp.*                                                   7,463
   144     Ocular Sciences, Inc.*                                          2,850
   201     Owens & Minor, Inc.                                             4,501
    79     Respironics, Inc.*                                              2,979
   282     Steris Corp.*                                                   6,511
   156     Sybron Dental Specialties, Inc.*                                3,672
           ---------------------------------------------------------------------
                                                                          70,961
           ---------------------------------------------------------------------

           HOTELS/OTHER LODGING -- 1.0%
   453     Extended Stay America, Inc.*                             $      6,108

           INSURANCE -- 2.6%
   247     HCC Insurance Holdings, Inc.                                    7,298
    36     Markel Corp.*                                                   9,190
           ---------------------------------------------------------------------
                                                                          16,488
           ---------------------------------------------------------------------

           MACHINERY & ENGINEERING EQUIPMENT -- 2.7%
   191     IDEX Corp.                                                      6,933
   173     Kennametal, Inc.                                                5,861
   228     Regal-Beloit Corp.                                              4,355
           ---------------------------------------------------------------------
                                                                          17,149
           ---------------------------------------------------------------------

           MANUFACTURING -- 1.8%
   110     Actuant Corp., Class A*                                         5,191
   176     AptarGroup, Inc.                                                6,329
           ---------------------------------------------------------------------
                                                                          11,520
           ---------------------------------------------------------------------

           METALS/MINING -- 0.1%
   133     Century Aluminum Co.                                              933

           MULTI-MEDIA -- 1.1%
   298     Emmis Communications Corp., Class A*                            6,830

           OIL & GAS -- 6.8%
   187     Newfield Exploration Co.*                                       7,007
   226     Oceaneering International, Inc.*                                5,764
   219     Patina Oil & Gas Corp.                                          7,049
   500     Pride International, Inc.* (l)                                  9,402
   232     St. Mary Land & Exploration Co.                                 6,331
   292     Swift Energy Co.*                                               3,207
   185     Varco International, Inc.*                                      3,622
           ---------------------------------------------------------------------
                                                                          42,382
           ---------------------------------------------------------------------

           PHARMACEUTICALS -- 1.3%
   248     Medicines Co.*                                                  4,877
    67     Neurocrine Biosciences, Inc.*                                   3,341
           ---------------------------------------------------------------------
                                                                           8,218
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           REAL ESTATE INVESTMENT TRUST -- 1.6%
   111     Alexandria Real Estate Equities, Inc.                    $      4,973
   124     Chelsea Property Group, Inc.                                    5,014
           ---------------------------------------------------------------------
                                                                           9,987
           ---------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 1.7%
   191     Applebee's International, Inc.                                  5,993
   196     Sonic Corp.*                                                    4,984
           ---------------------------------------------------------------------
                                                                          10,977
           ---------------------------------------------------------------------

           RETAILING -- 5.4%
   256     AnnTaylor Stores Corp.*                                         7,420
   393     Chico's FAS, Inc.*                                              8,277
   170     Genesco, Inc.* (l)                                              3,013
   193     Luby's, Inc.*                                                     433
   388     Pier 1 Imports, Inc.                                            7,907
   253     School Specialty, Inc.* (l)                                     7,202
           ---------------------------------------------------------------------
                                                                          34,252
           ---------------------------------------------------------------------

           SEMI-CONDUCTORS -- 4.1%
    91     Cymer, Inc.* (l)                                                2,926
   333     Integrated Circuit Systems, Inc.*                              10,478
   256     International Rectifier Corp.*                                  6,866
   192     Varian Semiconductor Equipment
             Associates, Inc.*                                             5,708
           ---------------------------------------------------------------------
                                                                          25,978
           ---------------------------------------------------------------------

           SHIPPING/TRANSPORTATION -- 0.8%
   169     UTI Worldwide, Inc. (Virgin Islands)                            5,259

           TELECOMMUNICATIONS -- 0.5%
   259     Tekelec*                                                 $      2,921

           TELECOMMUNICATIONS EQUIPMENT -- 1.3%
   492     CommScope, Inc.*                                                4,669
   167     Inter-Tel, Inc.                                                 3,544
           ---------------------------------------------------------------------
                                                                           8,213
           ---------------------------------------------------------------------

           TRANSPORTATION -- 3.1%
   206     Arkansas Best Corp.                                             4,903
   108     Landstar System, Inc.*                                          6,769
   357     Werner Enterprises, Inc.                                        7,573
           ---------------------------------------------------------------------
                                                                          19,245
           ---------------------------------------------------------------------

           UTILITIES -- 3.3%
   198     American States Water Co.                                       5,397
   134     New Jersey Resources Corp.                                      4,750
   235     Philadelphia Suburban Corp.                                     5,732
   151     UGI Corp.                                                       4,798
           ---------------------------------------------------------------------
                                                                          20,677
           ---------------------------------------------------------------------
           Total Investments -- 100.0%                              $    628,550
             (Cost $544,663)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                          VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
22,575     Merrill Lynch Premier Institution
             Money Market Fund                                      $     22,575
22,575     Reserve Primary Money Market Fund                              22,575
           ---------------------------------------------------------------------
                                                                    $     45,150
           ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP GROWTH FUND                                       (Unaudited)

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.6%

           COMMON STOCKS -- 98.6%

           BANKING -- 3.9%
     1     CVB Financial Corp.                                      $         20
     1     East-West Bancorp, Inc.                                            22
     1     Southwest Bancorp of Texas, Inc.*                                  21
     1     Texas Regional Bancshares, Class A                                 20
           ---------------------------------------------------------------------
                                                                              83
           ---------------------------------------------------------------------

           BIOTECHNOLOGY -- 2.2%
     2     Abgenix, Inc.*                                                     20
     2     Myriad Genetics, Inc.*                                             26
           ---------------------------------------------------------------------
                                                                              46
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 2.9%
     3     Mediacom Communications Corp.*                                     28
     2     Salem Communications Corp., Class A*                               33
           ---------------------------------------------------------------------
                                                                              61
           ---------------------------------------------------------------------

           BUSINESS SERVICES -- 6.9%
     1     Alliance Data Systems Corp.*                                       32
     3     CSG Systems International, Inc.*                                   36
     0^^   Fair Isaac Corp.                                                   19
     1     Iron Mountain, Inc.*                                               28
     1     Sylvan Learning Systems, Inc.*                                     33
           ---------------------------------------------------------------------
                                                                             148
           ---------------------------------------------------------------------

           COMPUTER NETWORKS -- 1.0%
     7     Enterasys Networks, Inc.*                                          21

           COMPUTER SOFTWARE -- 8.6%
     5     Lawson Software, Inc.*                                             35
     1     National Instruments Corp.*                                        46
     1     Packeteer, Inc.*                                                   15
     2     Pinnacle Systems, Inc.*                                            26
     2     Serena Software, Inc.*                                             41
     4     Witness Systems, Inc.*                                             22
           ---------------------------------------------------------------------
                                                                             185
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 4.5%
     2     Electronics for Imaging, Inc.*                                     37
     3     Maxtor Corp.*                                                      19
     2     Tech Data Corp.*                                                   40
           ---------------------------------------------------------------------
                                                                              96
           ---------------------------------------------------------------------

           CONSUMER PRODUCTS -- 0.9%
     1     Ethan Allen Interiors, Inc.                              $         19

           CONSUMER SERVICES -- 3.9%
     1     Fidelity National Information
             Solutions, Inc.*                                                 16
     2     Interactive Data Corp.*                                            41
     1     Ritchie Bros. Auctioneers, Inc.*                                   27
           ---------------------------------------------------------------------
                                                                              84
           ---------------------------------------------------------------------

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.2%
     1     Mettler-Toledo International, Inc.
             (Switzerland)*                                                   34
     1     Technitrol, Inc.                                                   13
           ---------------------------------------------------------------------
                                                                              47
           ---------------------------------------------------------------------

           ENTERTAINMENT/LEISURE -- 3.7%
     2     Alliance Gaming Corp.*                                             39
     2     Pegasus Solutions, Inc.*                                           40
           ---------------------------------------------------------------------
                                                                              79
           ---------------------------------------------------------------------

           FINANCIAL SERVICES -- 1.1%
     0^^   Affiliated Managers Group, Inc.*                                   24

           FOOD/BEVERAGE PRODUCTS -- 1.5%
     1     Performance Food Group Co.*                                        33

           HEALTH CARE/HEALTH CARE SERVICES -- 12.4%
     1     Cobalt Corp.*                                                      18
     1     Cooper Companies, Inc.                                             19
     2     Covance, Inc.*                                                     31
     2     NDCHealth Corp.                                                    31
     2     STAAR Surgical Co.*                                                21
     2     United Surgical Partners International, Inc.*                      38
     2     VCA Antech, Inc.* (l)                                              39
     1     Ventana Medical Systems, Inc.* (l)                                 30
     2     Wright Medical Group, Inc.*                                        40
           ---------------------------------------------------------------------
                                                                             267
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           INSURANCE -- 3.8%
     1     Hilb, Rogal & Hamilton Co.                               $         42
     1     ProAssurance Corp.*                                                39
           ---------------------------------------------------------------------
                                                                              81
           ---------------------------------------------------------------------

           INTERNET SERVICES/SOFTWARE -- 3.5%
     1     CheckFree Corp.*                                                   22
     1     DoubleClick, Inc.*                                                 12
    14     Hollywood Media Corp.* (l)                                         18
     1     United Online, Inc.*                                               22
           ---------------------------------------------------------------------
                                                                              74
           ---------------------------------------------------------------------

           MANUFACTURING -- 1.0%
     1     Applied Films Corp.*                                               21

           METALS/MINING -- 0.5%
     0^^   Arch Coal, Inc.                                                    10

           MULTI-MEDIA -- 2.1%
     4     Gray Television, Inc.                                              44

           OFFICE/BUSINESS EQUIPMENT -- 2.7%
     1     Falcon Products, Inc.*                                              6
     2     Global Imaging Systems, Inc.*                                      52
           ---------------------------------------------------------------------
                                                                              58
           ---------------------------------------------------------------------

           OIL & GAS -- 4.1%
     2     Key Energy Services, Inc.*                                         19
     1     Newfield Exploration Co.*                                          21
     1     Unit Corp.*                                                        21
     1     Universal Compression Holding, Inc.*                               27
           ---------------------------------------------------------------------
                                                                              88
           ---------------------------------------------------------------------

           PHARMACEUTICALS -- 1.4%
     2     Vertex Pharmaceuticals, Inc.*                                      29

           PRINTING & PUBLISHING -- 1.7%
     2     Information Holdings, Inc.*                                        36

           REAL ESTATE INVESTMENT TRUST -- 2.0%
     2     American Financial Realty Trust$                                   26
     0^^   Chelsea Property Group, Inc.                                       17
           ---------------------------------------------------------------------
                                                                              43
           ---------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 2.0%
     2     Ruby Tuesday, Inc.                                                 42

           RETAILING -- 8.6%
     1     AnnTaylor Stores Corp.*                                            17
     1     CDW Corp.*                                                         35
     1     Finish Line, Inc., Class A*                                        14
     1     Guitar Center, Inc.*                                               25
     1     Men's Wearhouse, Inc.*                                             17
     1     PETCO Animal Supplies, Inc.*                                       32
     1     Tuesday Morning Corp.*                                             28
     1     Urban Outfitters, Inc.*                                            19
           ---------------------------------------------------------------------
                                                                             187
           ---------------------------------------------------------------------

           SEMI-CONDUCTORS -- 2.6%
     0^^   Formfactor, Inc.*                                                   4
     2     GlobespanVirata, Inc.*                                             16
     0^^   Omnivision Technologies, Inc. (l)                                   9
     1     Photronics, Inc.*                                                  26
           ---------------------------------------------------------------------
                                                                              55
           ---------------------------------------------------------------------

           SHIPPING/TRANSPORTATION -- 1.5%
     1     UTI Worldwide, Inc. (Virgin Islands)                               33

           TELECOMMUNICATIONS -- 4.2%
     6     LCC International, Inc.*                                           16
     3     Nextel Partners, Inc., Class A*                                    24
     2     Tekelec*                                                           21
     1     West Corp.*                                                        28
           ---------------------------------------------------------------------
                                                                              89
           ---------------------------------------------------------------------

           TRANSPORTATION -- 1.2%
     1     Knight Transportation, Inc.*                                       25
           ---------------------------------------------------------------------
           Total Common Stocks                                             2,108
             (Cost $1,885)
           ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.4%

           MONEY MARKET FUND -- 1.4%
    30     JPMorgan Prime Money Market Fund (a)                     $         30
             (Cost $30)
           ---------------------------------------------------------------------
           Total Investments-- 100.0%                               $      2,138
             (Cost $1,915)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                          VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
    17     Merrill Lynch Premier Institution
             Money Market Fund                                      $         17
    18     Reserve Primary Money Market Fund                                  18
           ---------------------------------------------------------------------
                                                                    $         35
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TRUST SMALL CAP EQUITY FUND                                 (Unaudited)

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.8%

           COMMON STOCKS -- 97.8%

           AEROSPACE -- 1.4%
    82     Alliant Techsystems, Inc.*                               $      4,281

           APPAREL -- 2.1%
   182     Quiksilver, Inc.*                                               3,001
    63     Timberland Co., Class A*                                        3,315
           ---------------------------------------------------------------------
                                                                           6,316
           ---------------------------------------------------------------------

           APPLIANCES & HOUSEHOLD DURABLES -- 0.7%
    77     Furniture Brands International, Inc.*                           2,007

           AUTOMOTIVE -- 5.3%
    50     BorgWarner, Inc.                                                3,205
    91     Lithia Motors, Inc., Class A*                                   1,471
    85     O'Reilly Automotive, Inc.*                                      2,831
    44     Oshkosh Truck Corp.                                             2,634
    50     Polaris Industries, Inc. (l)                                    3,039
    67     Winnebago Industries, Inc. (l)                                  2,543
           ---------------------------------------------------------------------
                                                                          15,723
           ---------------------------------------------------------------------

           BANKING -- 6.4%
    26     Commerce Bancorp, Inc. (l)                                        958
    36     CVB Financial Corp.                                               700
    33     Downey Financial Corp.                                          1,355
   119     East-West Bancorp, Inc.                                         4,308
    51     Hancock Holding Co.                                             2,386
   150     UCBH Holdings, Inc.                                             4,313
   116     United Bankshares, Inc.                                         3,323
    74     Wintrust Financial Corp. (l)                                    2,179
           ---------------------------------------------------------------------
                                                                          19,522
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 0.7%
   190     Sinclair Broadcast Group, Inc.*                                 2,201

           BUSINESS SERVICES -- 2.3%
    60     Banta Corp.                                                     1,942
    33     Fair Isaac Corp.                                                1,681
    86     Iron Mountain, Inc.* (l)                                        3,194
           ---------------------------------------------------------------------
                                                                           6,817
           ---------------------------------------------------------------------

           CHEMICALS -- 3.0%
   109     Albemarle Corp.                                          $      3,048
    40     Cabot Microelectronics Corp.* (l)                               2,009
   114     Georgia Gulf Corp.                                              2,255
    75     Spartech Corp.                                                  1,591
           ---------------------------------------------------------------------
                                                                           8,903
           ---------------------------------------------------------------------

           COMPUTER NETWORKS -- 0.6%
    65     Avocent Corp.* (l)                                              1,936

           COMPUTER SOFTWARE -- 3.9%
   112     CACI International, Inc., Class A*                              3,845
   108     Hyperion Solutions Corp.*                                       3,646
    97     JDA Software Group, Inc.*                                       1,087
   142     Macromedia, Inc.*                                               2,983
           ---------------------------------------------------------------------
                                                                          11,561
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 1.7%
    42     Imation Corp.                                                   1,600
    45     Zebra Technologies Corp., Class A*                              3,383
           ---------------------------------------------------------------------
                                                                           4,983
           ---------------------------------------------------------------------

           CONSTRUCTION -- 2.3%
    70     EMCOR Group, Inc.*                                              3,448
     9     NVR, Inc.*                                                      3,534
           ---------------------------------------------------------------------
                                                                           6,982
           ---------------------------------------------------------------------

           CONSUMER PRODUCTS -- 5.8%
   121     Church & Dwight Co., Inc.                                       3,943
    98     Fossil, Inc.*                                                   2,309
    45     Harman International Industries, Inc.                           3,561
    99     Helen of Troy LTD*                                              1,501
    55     The Scotts Co., Class A*                                        2,723
    81     Toro Co.                                                        3,220
           ---------------------------------------------------------------------
                                                                          17,257
           ---------------------------------------------------------------------

           CONSUMER SERVICES -- 1.6%
    55     Education Management Corp.*                                     2,933
    67     Regis Corp.                                                     1,949
           ---------------------------------------------------------------------
                                                                           4,882
           ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.0%
    86     Ametek, Inc.                                             $      3,134
    85     Varian, Inc.*                                                   2,945
           ---------------------------------------------------------------------
                                                                           6,079
           ---------------------------------------------------------------------

           ENGINEERING SERVICES -- 1.2%
    83     Jacobs Engineering Group, Inc.*                                 3,503

           ENTERTAINMENT/LEISURE -- 1.1%
   197     Boyd Gaming Corp.*                                              3,397

           ENVIRONMENTAL SERVICES -- 1.1%
    90     Waste Connections, Inc.* (l)                                    3,165

           FINANCIAL SERVICES -- 2.3%
    53     Affiliated Managers Group, Inc.* (l)                            3,230
   113     Raymond James Financial, Inc.                                   3,718
           ---------------------------------------------------------------------
                                                                           6,948
           ---------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 2.8%
    65     American Italian Pasta Co., Class A* (l)                        2,707
   161     Hain Celestial Group inc*                                       2,566
    82     Performance Food Group Co.* (l)                                 3,049
           ---------------------------------------------------------------------
                                                                           8,322
           ---------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 10.9%
    47     AMERIGROUP Corp.*                                               1,760
   115     Community Health Systems, Inc.*                                 2,213
   153     Cooper Companies, Inc.                                          5,314
    82     Coventry Health Care, Inc.*                                     3,785
    52     Datascope Corp.                                                 1,521
    85     Henry Schein, Inc.* (l)                                         4,454
    39     Idexx Laboratories, Inc.*                                       1,320
    65     Inamed Corp.*                                                   3,484
    67     Ocular Sciences, Inc.*                                          1,326
    91     Owens & Minor, Inc.                                             2,027
    37     Respironics, Inc.*                                              1,381
   116     Steris Corp.*                                                   2,678
    74     Sybron Dental Specialties, Inc.*                                1,742
           ---------------------------------------------------------------------
                                                                          33,005
           ---------------------------------------------------------------------

           HOTELS/OTHER LODGING -- 1.0%
   211     Extended Stay America, Inc.*                             $      2,841

           INSURANCE -- 2.6%
   115     HCC Insurance Holdings, Inc.                                    3,395
    17     Markel Corp.* (l)                                               4,275
           ---------------------------------------------------------------------
                                                                           7,670
           ---------------------------------------------------------------------

           MACHINERY & ENGINEERING EQUIPMENT -- 2.7%
    89     IDEX Corp.                                                      3,214
    81     Kennametal, Inc.                                                2,724
   106     Regal-Beloit Corp.                                              2,021
           ---------------------------------------------------------------------
                                                                           7,959
           ---------------------------------------------------------------------

           MANUFACTURING -- 1.8%
    49     Actuant Corp., Class A*                                         2,314
    85     AptarGroup, Inc.                                                3,049
           ---------------------------------------------------------------------
                                                                           5,363
           ---------------------------------------------------------------------

           METALS/MINING -- 0.1%
    62     Century Aluminum Co.                                              434

           MULTI-MEDIA -- 1.1%
   138     Emmis Communications Corp., Class A*                            3,167

           OIL & GAS -- 6.5%
    87     Newfield Exploration Co.*                                       3,259
   100     Oceaneering International, Inc.*                                2,545
    98     Patina Oil & Gas Corp.                                          3,143
   232     Pride International, Inc.* (l)                                  4,362
   137     St. Mary Land & Exploration Co. (l)                             3,748
    65     Swift Energy Co.*                                                 715
    86     Varco International, Inc.*                                      1,680
           ---------------------------------------------------------------------
                                                                          19,452
           ---------------------------------------------------------------------

           PHARMACEUTICALS -- 1.3%
   115     Medicines Co.* (l)                                              2,268
    31     Neurocrine Biosciences, Inc.*                                   1,553
           ---------------------------------------------------------------------
                                                                           3,821
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           REAL ESTATE INVESTMENT TRUST -- 1.6%
    52     Alexandria Real Estate Equities, Inc.                    $      2,322
    58     Chelsea Property Group, Inc.                                    2,326
           ---------------------------------------------------------------------
                                                                           4,648
           ---------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 1.7%
    89     Applebee's International, Inc.                                  2,782
    91     Sonic Corp.*                                                    2,312
           ---------------------------------------------------------------------
                                                                           5,094
           ---------------------------------------------------------------------

           RETAILING -- 5.4%
   119     AnnTaylor Stores Corp.*                                         3,451
   188     Chico's FAS, Inc.*                                              3,960
    79     Genesco, Inc.* (l)                                              1,398
   113     Luby's, Inc.*                                                     254
   180     Pier 1 Imports, Inc.                                            3,678
   117     School Specialty, Inc.* (l)                                     3,341
           ---------------------------------------------------------------------
                                                                          16,082
           ---------------------------------------------------------------------

           SEMI-CONDUCTORS -- 4.0%
    42     Cymer, Inc.* (l)                                                1,357
   153     Integrated Circuit Systems, Inc.* (l)                           4,821
   118     International Rectifier Corp.*                                  3,157
    89     Varian Semiconductor Equipment
             Associates, Inc.*                                             2,649
           ---------------------------------------------------------------------
                                                                          11,984
           ---------------------------------------------------------------------

           SHIPPING/TRANSPORTATION -- 0.8%
    78     UTI Worldwide, Inc. (Virgin Islands)                            2,439

           TELECOMMUNICATIONS -- 0.5%
   120     Tekelec* (l)                                                    1,355

           TELECOMMUNICATIONS EQUIPMENT -- 1.2%
   228     CommScope, Inc.*                                                2,166
    71     Inter-Tel, Inc.                                                 1,500
           ---------------------------------------------------------------------
                                                                           3,666
           ---------------------------------------------------------------------

           TRANSPORTATION -- 3.0%
    96     Arkansas Best Corp.                                      $      2,274
    50     Landstar System, Inc.*                                          3,143
   166     Werner Enterprises, Inc.                                        3,522
           ---------------------------------------------------------------------
                                                                           8,939
           ---------------------------------------------------------------------

           UTILITIES -- 3.3%
    92     American States Water Co.                                       2,510
    64     New Jersey Resources Corp.                                      2,286
   112     Philadelphia Suburban Corp.                                     2,725
    70     UGI Corp.                                                       2,232
           ---------------------------------------------------------------------
                                                                           9,753
           ---------------------------------------------------------------------
           Total Common Stocks                                           292,457
           (Cost $250,768)
           ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 2.2%

           MONEY MARKET FUND -- 2.2%
 6,517     JPMorgan Prime Money Market Fund (a)                            6,517
           (Cost $6,517)
           ---------------------------------------------------------------------
           Total Investments -- 100.0%                              $    298,974
           (Cost $257,285)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                          VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
13,487     Merrill Lynch Premier Institution
             Money Market Fund                                      $     13,487
13,487     Reserve Primary Money Market Fund                              13,487
           ---------------------------------------------------------------------
                                                                    $     26,974
           ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY FUND                                     (Unaudited)

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.4%

           COMMON STOCKS -- 95.8%

           AEROSPACE -- 0.7%
    86     Triumph Group, Inc.*                                     $      2,417

           AIRLINES -- 0.2%
    67     Northwest Airlines Corp.* (l)                                     757

           APPAREL -- 0.5%
    26     Columbia Sportswear Co.*                                        1,352
    21     Quiksilver, Inc.*                                                 345
           ---------------------------------------------------------------------
                                                                           1,697
           ---------------------------------------------------------------------

           AUTOMOTIVE -- 3.0%
    41     American Axle & Manufacturing
             Holdings, Inc.*                                                 984
   100     Lithia Motors, Inc., Class A*                                   1,610
    74     Navistar International Corp.* (l)                               2,415
    29     Oshkosh Truck Corp.                                             1,739
    28     Superior Industries International, Inc.                         1,184
   187     Wabash National Corp.*                                          2,621
           ---------------------------------------------------------------------
                                                                          10,553
           ---------------------------------------------------------------------

           BANKING -- 8.4%
    49     Allegiant Bancorp, Inc.                                           990
    55     Bank of Hawaii Corp.                                            1,808
    41     Banner Corp.                                                      845
    41     City National Corp.                                             1,808
    41     Community Bank System, Inc.                                     1,577
    41     Cullen/Frost Bankers, Inc.                                      1,305
    71     Doral Financial Corp. (Puerto Rico)                             3,154
    24     First Niagara Financial Group, Inc.                               334
    24     First State Bancorporation                                        661
    75     Irwin Financial Corp.                                           1,933
   326     NetBank, Inc.                                                   4,295
    70     R & G Financial Corp.
             (Puerto Rico), Class B                                        2,074
    24     Santander BanCorp (Puerto Rico)                                   387
    38     Silicon Valley Bancshares* (l)                                    915
    25     Southwest Bancorp of Texas, Inc.*                                 810
    65     Sterling Bancshares, Inc.                                         848
    25     Taylor Capital Group, Inc.                                        508

           BANKING -- CONTINUED
    38     Waypoint Financial Corp.                                 $        694
    93     West Coast Bancorp                                              1,689
    78     Westamerica Bancorporation                                      3,363
           ---------------------------------------------------------------------
                                                                          29,998
           ---------------------------------------------------------------------

           BIOTECHNOLOGY -- 0.7%
    21     Charles River Laboratories
             International, Inc.*                                            666
    56     Protein Design Labs, Inc.*                                        779
    57     Telik, Inc.* (l)                                                  914
           ---------------------------------------------------------------------
                                                                           2,359
           ---------------------------------------------------------------------

           BUSINESS SERVICES -- 2.1%
   119     Alliance Data Systems Corp.*                                    2,778
    55     Cognizant Technology Solutions Corp.*                           1,337
    51     G&K Services, Inc., Class A                                     1,496
   243     Spherion Corp.*                                                 1,692
           ---------------------------------------------------------------------
                                                                           7,303
           ---------------------------------------------------------------------

           CHEMICALS -- 1.5%
    62     Cytec Industries, Inc.*                                         2,105
   137     Millennium Chemicals, Inc.                                      1,301
   122     Solutia, Inc.                                                     267
   101     Symyx Technologies, Inc.*                                       1,648
           ---------------------------------------------------------------------
                                                                           5,321
           ---------------------------------------------------------------------

           COMPUTER NETWORKS -- 1.4%
    22     Black Box Corp.                                                   796
    85     Foundry Networks, Inc.*                                         1,224
   155     McDATA Corp., Class A*                                          2,267
    58     Secure Computing Corp.*                                           510
           ---------------------------------------------------------------------
                                                                           4,797
           ---------------------------------------------------------------------

           COMPUTER SOFTWARE -- 5.0%
    32     Ascential Software Corp.*                                         529
   195     Borland Software Corp.*                                         1,906
    24     Business Objects S.A. (France), ADR* (l)                          527
    19     CACI International, Inc., Class A*                                661
    26     Cognos, Inc. (Canada)*                                            705
    98     CompuCom Systems, Inc.*                                           441

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           COMPUTER SOFTWARE -- CONTINUED
    35     Computer Programs & Systems, Inc.*                       $        698
    48     Documentum, Inc.* (l)                                             952
    22     Hyperion Solutions Corp.*                                         753
    80     Informatica Corp.*                                                554
    60     JDA Software Group, Inc.*                                         667
   113     Legato Systems, Inc.*                                             944
    26     Manhattan Associates, Inc.* (l)                                   663
    43     ManTech International Corp., Class A*                             823
    79     NetIQ Corp.*                                                    1,217
    24     Progress Software Corp.*                                          498
    30     Serena Software, Inc.*                                            621
    36     Take-Two Interactive Software, Inc.* (l)                        1,009
    59     THQ, Inc.*                                                      1,066
   193     TIBCO Software, Inc.*                                             980
   119     Tier Technologies, Inc., Class B*                                 918
    67     webMethods, Inc.*                                                 546
           ---------------------------------------------------------------------
                                                                          17,678
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 3.6%
    25     Hutchinson Technology, Inc.* (l)                                  835
    37     Imation Corp.                                                   1,413
   609     Maxtor Corp.*                                                   4,574
   101     Synaptics, Inc.*                                                1,364
   239     Western Digital Corp.*                                          2,461
    27     Zebra Technologies Corp., Class A*                              1,996
           ---------------------------------------------------------------------
                                                                          12,643
           ---------------------------------------------------------------------

           CONSTRUCTION -- 1.3%
   158     Champion Enterprises, Inc.*                                       820
    73     EMCOR Group, Inc.*                                              3,627
           ---------------------------------------------------------------------
                                                                           4,447
           ---------------------------------------------------------------------

           CONSTRUCTION MATERIALS -- 1.6%
   156     ElkCorp                                                         3,504
    99     Universal Forest Products, Inc.                                 2,081
           ---------------------------------------------------------------------
                                                                           5,585
           ---------------------------------------------------------------------

           CONSUMER PRODUCTS -- 1.2%
    56     Alberto-Culver Co., Class B                                     2,860
    44     WD-40 Co.                                                       1,255
           ---------------------------------------------------------------------
                                                                           4,115
           ---------------------------------------------------------------------

           DISTRIBUTION -- 0.3%
    84     Advanced Marketing Services, Inc.                        $      1,090

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.2%
    72     Coherent, Inc.*                                                 1,715
   180     Encore Wire Corp.*                                              1,714
   100     Integrated Electrical Services, Inc.*                             726
           ---------------------------------------------------------------------
                                                                           4,155
           ---------------------------------------------------------------------

           ENGINEERING SERVICES -- 0.2%
    38     Chicago Bridge & Iron Co., NV - New York
             Registered Shares (The Netherlands)                             866

           ENTERTAINMENT/LEISURE -- 0.7%
    34     Macrovision Corp.*                                                676
    69     Penn National Gaming, Inc.*                                     1,423
    34     WMS Industries, Inc.* (l)                                         530
           ---------------------------------------------------------------------
                                                                           2,629
           ---------------------------------------------------------------------

           ENVIRONMENTAL SERVICES -- 0.1%
    10     Waste Connections, Inc.*                                          366

           FINANCIAL SERVICES -- 3.0%
    62     American Capital Strategies LTD                                 1,539
   105     American Home Mortgage Holdings, Inc.                           2,053
   167     eSpeed, Inc., Class A*                                          3,303
    50     Farmer Mac, Class C*                                            1,110
   118     Friedman, Billings, Ramsey Group, Inc.,
             Class A                                                       1,579
    26     Portfolio Recovery Associates, Inc.* (l)                          805
           ---------------------------------------------------------------------
                                                                          10,389
           ---------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 1.2%
    31     Adolph Coors Co., Class B                                       1,523
    33     Robert Mondavi Corp., Class A* (l)                                827
    44     The J.M. Smucker Co.                                            1,771
           ---------------------------------------------------------------------
                                                                           4,121
           ---------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 5.5%
    54     Accredo Health, Inc.*                                           1,176
    85     Centene Corp.*                                                  3,288
   129     Conceptus, Inc.* (l)                                            1,818

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY FUND

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
   153     CTI Molecular Imaging, Inc.* (l)                         $      2,897
    81     Inveresk Research Group, Inc.*                                  1,464
    40     LifePoint Hospitals, Inc.* (l)                                    833
    83     Omnicare, Inc.                                                  2,815
    15     Pediatrix Medical Group, Inc.* (l)                                524
    63     TECHNE Corp.*                                                   1,914
   104     Therasense, Inc.*                                               1,037
    76     United Surgical Partners
             International, Inc.* (l)                                      1,723
     6     Varian Medical Systems, Inc.*                                     355
           ---------------------------------------------------------------------
                                                                          19,844
           ---------------------------------------------------------------------

           HOTELS/OTHER LODGING -- 0.1%
   102     La Quinta Corp.*                                                  438

           INSURANCE -- 2.8%
    67     HCC Insurance Holdings, Inc.                                    1,975
    93     Protective Life Corp.                                           2,490
    47     StanCorp Financial Group, Inc.                                  2,478
    53     W.R. Berkley Corp.                                              2,784
           ---------------------------------------------------------------------
                                                                           9,727
           ---------------------------------------------------------------------

           INTERNET SERVICES/SOFTWARE -- 0.9%
   128     Ameritrade Holding Corp.*                                         947
   193     Ariba, Inc.* (l)                                                  573
    30     Internet Security Systems, Inc.*                                  434
    37     Kana Software, Inc.*                                              111
    23     LendingTree, Inc.*                                                567
    41     Verity, Inc.*                                                     515
           ---------------------------------------------------------------------
                                                                           3,147
           ---------------------------------------------------------------------

           LEASING -- 0.2%
    51     GATX Corp. (l)                                                    842

           MACHINERY & ENGINEERING EQUIPMENT -- 4.3%
   152     Applied Industrial Technologies, Inc.                           3,216
    44     IDEX Corp.                                                      1,581
    92     Kennametal, Inc.                                                3,126
    54     Nordson Corp.                                                   1,280
   121     Regal-Beloit Corp.                                              2,315
   338     UNOVA, Inc.*                                                    3,753
           ---------------------------------------------------------------------
                                                                          15,271
           ---------------------------------------------------------------------

           MANUFACTURING -- 1.5%
    79     Joy Global, Inc.*                                        $      1,166
   120     Timken Co.                                                      2,093
    57     Wilson Greatbatch Technologies, Inc.*                           2,046
           ---------------------------------------------------------------------
                                                                           5,305
           ---------------------------------------------------------------------

           METALS/MINING -- 2.9%
    85     Arch Coal, Inc.                                                 1,949
    98     Mueller Industries, Inc.*                                       2,669
   120     Precision Castparts Corp.                                       3,746
    87     Valmont Industries, Inc.                                        1,686
           ---------------------------------------------------------------------
                                                                          10,050
           ---------------------------------------------------------------------

           MULTI-MEDIA -- 1.9%
    47     Hearst-Argyle Television, Inc.*                                 1,210
   198     Insight Communications Co., Inc.* (l)                           2,604
   129     Journal Register Co.*                                           2,335
   423     Sirius Satellite Radio, Inc.* (l)                                 714
           ---------------------------------------------------------------------
                                                                           6,863
           ---------------------------------------------------------------------

           OFFICE/BUSINESS EQUIPMENT -- 1.3%
   116     Global Imaging Systems, Inc.*                                   2,681
   101     Herman Miller, Inc.                                             2,032
           ---------------------------------------------------------------------
                                                                           4,713
           ---------------------------------------------------------------------

           OIL & GAS -- 5.0%
    64     Energen Corp.                                                   2,136
   171     Global Industries LTD*                                            826
    64     Gulf Island Fabrication, Inc.*                                  1,084
   101     Lone Star Technologies*                                         2,148
    93     Maverick Tube Corp.*                                            1,776
    62     ONEOK, Inc.                                                     1,214
    25     Patterson-UTI Energy, Inc.*                                       805
    79     Premcor, Inc.*                                                  1,710
    94     Spinnaker Exploration Co.*                                      2,457
    50     Stone Energy Corp.*                                             2,092
    45     W-H Energy Services, Inc.*                                        868
    19     Westport Resources Corp.*                                         427
           ---------------------------------------------------------------------
                                                                          17,543
           ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           PACKAGING -- 2.6%
   743     Crown Holdings, Inc.*                                    $      5,308
   119     Silgan Holdings, Inc.*                                          3,722
           ---------------------------------------------------------------------
                                                                           9,030
           ---------------------------------------------------------------------

           PAPER/FOREST PRODUCTS -- 1.2%
    97     Aracruz Celulose SA (Brazil), ADR (l)                           2,051
   206     Caraustar Industries, Inc.*                                     1,647
    55     Domtar, Inc. (Canada)                                             605
           ---------------------------------------------------------------------
                                                                           4,303
           ---------------------------------------------------------------------

           PHARMACEUTICALS -- 5.0%
   251     Adolor Corp.* (l)                                               3,077
   128     Amylin Pharmaceuticals, Inc.*                                   2,808
    40     Andrx Corp.*                                                      793
   207     AtheroGenics, Inc.*                                             3,088
    19     Atrix Laboratories, Inc.* (l)                                     411
    83     Ligand Pharmaceuticals, Inc., Class B* (l)                      1,131
    32     NBTY, Inc.*                                                       670
    23     Neurocrine Biosciences, Inc.*                                   1,136
   142     SangStat Medical Corp.*                                         1,854
    33     Sepracor, Inc.*                                                   602
    35     Taro Pharmaceutical Industries LTD (Israel)*                    1,900
           ---------------------------------------------------------------------
                                                                          17,470
           ---------------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUST -- 5.4%
    55     Annaly Mortgage Management, Inc.                                1,104
    19     Centerpoint Properties Corp.                                    1,143
    24     Chelsea Property Group, Inc.                                      948
    47     Cousins Properties, Inc.                                        1,306
    25     Developers Diversified Realty Corp.                               699
    23     General Growth Properties, Inc.                                 1,412
    32     Highwoods Properties, Inc.                                        724
    31     Lexington Corporate Properties Trust                              540
    86     MFA Mortgage Investments, Inc.                                    863
    49     Post Properties, Inc.                                           1,287
   146     Prentiss Properties Trust                                       4,365
    17     Regency Centers Corp.                                             590
    87     United Dominion Realty Trust, Inc.                              1,495
    62     Ventas, Inc.                                                      939
    36     Weingarten Realty Investors                                     1,509
           ---------------------------------------------------------------------
                                                                          18,924
           ---------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 0.7%
    42     Landry's Restaurants, Inc.                               $        985
    10     O'Charleys, Inc.*                                                 213
    32     The Cheesecake Factory, Inc.*                                   1,135
           ---------------------------------------------------------------------
                                                                           2,333
           ---------------------------------------------------------------------

           RETAILING -- 5.3%
    54     AnnTaylor Stores Corp.*                                         1,550
   102     Big 5 Sporting Goods Corp.*                                     1,278
   123     BJ's Wholesale Club, Inc.*                                      1,849
    31     Chico's FAS, Inc.*                                                661
   108     CSK Auto Corp.*                                                 1,566
    37     Fred's, Inc.                                                    1,379
    23     Kirkland's, Inc.*                                                 376
    87     Linens `N Things, Inc.*                                         2,062
    46     Michaels Stores, Inc.* (l)                                      1,765
    37     Pacific Sunwear of California, Inc.*                              896
   126     Pier 1 Imports, Inc.                                            2,568
    54     School Specialty, Inc.* (l)                                     1,536
    68     Shoe Carnival, Inc.*                                              999
           ---------------------------------------------------------------------
                                                                          18,485
           ---------------------------------------------------------------------

           SEMI-CONDUCTORS -- 4.7%
    89     Applied Micro Circuits Corp.*                                     536
    76     ATMI, Inc.* (l)                                                 1,895
   238     ChipPAC, Inc., Class A* (l)                                     1,824
    23     Cree, Inc.* (l)                                                   369
    44     Integrated Circuit Systems, Inc.*                               1,368
    57     Intersil Corp., Class A*                                        1,521
   113     Lam Research Corp.*                                             2,058
   290     Lattice Semiconductor Corp.* (l)                                2,383
    30     Rambus, Inc.*                                                     504
   164     Semtech Corp.*                                                  2,330
   134     Skyworks Solutions, Inc.* (l)                                     909
    33     Varian Semiconductor Equipment
             Associates, Inc.*                                               970
           ---------------------------------------------------------------------
                                                                          16,667
           ---------------------------------------------------------------------

           STEEL -- 0.6%
   102     Reliance Steel & Aluminum Co.                                   2,106

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           TELECOMMUNICATIONS -- 1.1%
    39     Aeroflex, Inc.*                                          $        303
    68     American Tower Corp., Class A* (l)                                605
    80     Cincinnati Bell, Inc.*                                            536
   147     Citizens Communications Co.* (l)                                1,896
    19     IDT Corp., Class B* (l)                                           326
    29     Western Wireless Corp., Class A*                                  338
           ---------------------------------------------------------------------
                                                                           4,004
           ---------------------------------------------------------------------

           TELECOMMUNICATIONS EQUIPMENT -- 0.7%
    57     Advanced Fibre Communications, Inc.*                              934
   208     CIENA Corp.*                                                    1,082
    81     Sycamore Networks, Inc.*                                          311
           ---------------------------------------------------------------------
                                                                           2,327
           ---------------------------------------------------------------------

           TOYS & GAMES -- 0.9%
   184     JAKKS Pacific, Inc.* (l)                                        2,449
    37     Marvel Enterprises, Inc.*                                         714
           ---------------------------------------------------------------------
                                                                           3,163
           ---------------------------------------------------------------------

           TRANSPORTATION -- 0.4%
    64     Werner Enterprises, Inc.                                        1,359

           UTILITIES -- 2.9%
   148     Atmos Energy Corp.                                              3,671
    49     Great Plains Energy, Inc.                                       1,404
   696     Sierra Pacific Resources* (l)                                   4,133
    56     UniSource Energy Corp.                                          1,056
           ---------------------------------------------------------------------
                                                                          10,264
           ---------------------------------------------------------------------
           Total Common Stocks                                           337,464
              (Cost $259,395)
           ---------------------------------------------------------------------

PREFERRED STOCKS -- 0.6%

           ENTERTAINMENT/LEISURE -- 0.6%
   100     Six Flags, Inc.*                                         $      1,975
              (Cost $1,313)
           ---------------------------------------------------------------------
           Total Long-Term Investments                                   339,439
              (Cost $260,708)
           ---------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.6%

           U.S. TREASURY SECURITY -- 0.1%
   300     U.S. Treasury Note, 2.75%, 10/31/03 @                             302
              (Cost $302)

           MONEY MARKET FUND -- 3.5%
12,295     JPMorgan Prime Money Market Fund (a) +                         12,295
              (Cost $12,295)
           ---------------------------------------------------------------------
           Total Short-Term Investments                                   12,597
              (Cost $12,597)
           ---------------------------------------------------------------------
           Total Investments -- 100.0%                              $    352,036
              (Cost $273,305)
           ---------------------------------------------------------------------

SHARES     COLLATERAL INVESTMENTS                                          VALUE
--------------------------------------------------------------------------------
           MONEY MARKET FUNDS (c)
17,101     Merrill Lynch Premier Institution
             Money Market Fund                                      $     17,101
17,058     Reserve Primary Money Market Fund                              17,058
           ---------------------------------------------------------------------
                                                                    $     34,159
           ---------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                          NOTIONAL            UNREALIZED
NUMBER OF                                                                 VALUE AT          APPRECIATION
CONTRACTS  DESCRIPTION                          EXPIRATION DATE      6/30/03 (USD)  (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------
           LONG FUTURES OUTSTANDING
21         Russell 2000                         September, 2003         $  4,708                $   (44)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS                                             (Unaudited)
(Amount in thousands)

AS OF JUNE 30, 2003

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.0%

           COMMON STOCKS -- 90.0%

           ADVERTISING -- 0.4%
     4     Catalina Marketing Corp.*                                $         77

           AEROSPACE -- 0.9%
     6     Triumph Group, Inc.*                                              164

           AIRLINES -- 0.2%
     3     Northwest Airlines Corp.* (l)                                      35

           APPAREL -- 0.3%
     1     Columbia Sportswear Co.*                                           63

           AUTOMOTIVE -- 0.8%
     2     Oshkosh Truck Corp.                                               144

           BANKING -- 5.2%
     3     City National Corp.                                               137
     3     Cullen/Frost Bankers, Inc.                                         84
     5     Doral Financial Corp. (Puerto Rico)                               229
    23     NetBank, Inc.                                                     298
     4     Southwest Bancorp of Texas, Inc.*                                 133
     2     Westamerica Bancorporation                                         86
           ---------------------------------------------------------------------
                                                                             967
           ---------------------------------------------------------------------

           BIOTECHNOLOGY -- 0.9%
     1     Abgenix, Inc.*                                                      5
     2     Charles River Laboratories
             International, Inc.*                                             61
     6     Telik, Inc.* (l)                                                   99
           ---------------------------------------------------------------------
                                                                             165
           ---------------------------------------------------------------------

           BROADCASTING/CABLE -- 0.8%
     7     Salem Communications Corp., Class A*                              149

           BUSINESS SERVICES -- 0.2%
     2     Cognizant Technology Solutions Corp.*                              37

           CHEMICALS -- 0.6%
     7     Symyx Technologies, Inc.*                                         111

           COMPUTER NETWORKS -- 1.0%
     1     Black Box Corp.                                          $         40
     4     Foundry Networks, Inc.*                                            63
     6     McDATA Corp., Class A*                                             87
           ---------------------------------------------------------------------
                                                                             190
           ---------------------------------------------------------------------

           COMPUTER SOFTWARE -- 8.2%
     2     Ascential Software Corp.*                                          38
    13     Borland Software Corp.*                                           127
     1     Business Objects S.A. (France), ADR*                               20
     1     CACI International, Inc., Class A*                                 33
     2     Cognos, Inc. (Canada)*                                             43
    18     CompuCom Systems, Inc.*                                            80
     6     Computer Programs & Systems, Inc.*                                123
     3     Documentum, Inc.* (l)                                              58
     1     Hyperion Solutions Corp.*                                          48
     5     Informatica Corp.*                                                 31
     3     JDA Software Group, Inc.*                                          32
     1     Kronos, Inc.*                                                      62
     1     Manhattan Associates, Inc.*                                        30
     1     ManTech International Corp., Class A*                              28
     5     National Instruments Corp.*                                       184
     8     NetIQ Corp.*                                                      121
    13     Serena Software, Inc.*                                            279
    24     TIBCO Software, Inc.*                                             121
     4     Tier Technologies, Inc., Class B*                                  28
     4     webMethods, Inc.*                                                  32
           ---------------------------------------------------------------------
                                                                           1,518
           ---------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 6.5%
     6     Extreme Networks, Inc.*                                            30
     1     Hutchinson Technology, Inc.*                                       39
     2     Imation Corp.                                                      78
    36     Maxtor Corp.*                                                     271
    11     Synaptics, Inc.*                                                  142
     7     Tech Data Corp.*                                                  196
    22     Western Digital Corp.*                                            228
     3     Zebra Technologies Corp., Class A*                                233
           ---------------------------------------------------------------------
                                                                           1,217
           ---------------------------------------------------------------------

           CONSTRUCTION -- 1.5%
     6     EMCOR Group, Inc.*                                                273

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                          VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

           CONSTRUCTION MATERIALS -- 0.4%
     4     ElkCorp                                                  $         81

           CONSUMER PRODUCTS -- 1.8%
     3     Alberto-Culver Co., Class B                                       128
     7     WD-40 Co.                                                         211
           ---------------------------------------------------------------------
                                                                             339
           ---------------------------------------------------------------------

           CONSUMER SERVICES -- 1.0%
    11     Interactive Data Corp.*                                           189

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.8%
     6     Coherent, Inc.*                                                   154

           ENTERTAINMENT/LEISURE -- 0.3%
     2     Macrovision Corp.*                                                 30
     1     WMS Industries, Inc.*                                              23
           ---------------------------------------------------------------------
                                                                              53
           ---------------------------------------------------------------------

           ENVIRONMENTAL SERVICES -- 2.7%
     6     Stericycle, Inc.* (l)                                             240
     8     Waste Connections, Inc.*                                          270
           ---------------------------------------------------------------------
                                                                             510
           ---------------------------------------------------------------------

           FINANCIAL SERVICES -- 3.0%
     2     Affiliated Managers Group, Inc.*                                  123
    19     eSpeed, Inc., Class A*                                            375
     3     Farmer Mac, Class C*                                               62
           ---------------------------------------------------------------------
                                                                             560
           ---------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 2.1%
     2     Adolph Coors Co., Class B                                         105
     9     Del Monte Foods Co.*                                               77
     5     The J.M. Smucker Co.                                              215
           ---------------------------------------------------------------------
                                                                             397
           ---------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 9.8%
     1     Accredo Health, Inc.*                                              22
    13     AMN Healthcare Services, Inc.* (l)                                164
     5     Centene Corp.* (l)                                                203
    10     Conceptus, Inc.* (l)                                              136
     2     Cooper Companies, Inc.                                   $         86
    10     CTI Molecular Imaging, Inc.* (l)                                  184
     6     Inveresk Research Group, Inc.*                                    114
     8     Omnicare, Inc.                                                    283
     1     Pediatrix Medical Group, Inc.* (l)                                 21
     0^^   SurModics, Inc.* (l)                                                9
     5     TECHNE Corp.*                                                     154
     6     Therasense, Inc.*                                                  57
     4     United Surgical Partners International, Inc.*                      86
     2     Varian Medical Systems, Inc.*                                     105
     9     VCA Antech, Inc.* (l)                                             182
           ---------------------------------------------------------------------
                                                                           1,806
           ---------------------------------------------------------------------

           INSURANCE -- 3.2%
     9     Protective Life Corp.                                             251
     7     W.R. Berkley Corp.                                                349
           ---------------------------------------------------------------------
                                                                             600
           ---------------------------------------------------------------------

           INTERNET SERVICES/SOFTWARE -- 0.4%
     1     Internet Security Systems, Inc.*                                   20
     2     LendingTree, Inc.*                                                 49
     1     Verity, Inc.*                                                      13
           ---------------------------------------------------------------------
                                                                              82
           ---------------------------------------------------------------------

           MANUFACTURING -- 1.4%
     3     Roper Industries, Inc.                                            125
     4     Wilson Greatbatch Technologies, Inc.*                             130
           ---------------------------------------------------------------------
                                                                             255
           ---------------------------------------------------------------------

           MULTI-MEDIA -- 1.7%
    14     Gray Television, Inc.                                             179
     8     Journal Register Co.*                                             142
           ---------------------------------------------------------------------
                                                                             321
           ---------------------------------------------------------------------

           OFFICE/BUSINESS EQUIPMENT -- 1.5%
    12     Global Imaging Systems, Inc.*                                     288

           OIL & GAS -- 6.3%
    30     Global Industries LTD*                                            143
     4     Gulf Island Fabrication, Inc.*                                     67

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES   ISSUER                                                              VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

         OIL & GAS -- CONTINUED
     8   Lone Star Technologies*                                      $        175
     5   Maverick Tube Corp.*                                                  103
     3   ONEOK, Inc.                                                            67
     4   Patterson-UTI Energy, Inc.*                                           123
     5   Spinnaker Exploration Co.*                                            139
     4   Stone Energy Corp.*                                                   168
    10   W-H Energy Services, Inc.*                                            190
     0^^ XTO Energy, Inc.                                                        0^^
         -------------------------------------------------------------------------
                                                                             1,175
         -------------------------------------------------------------------------

         PACKAGING -- 2.4%
    47   Crown Holdings, Inc.*                                                 335
     4   Silgan Holdings, Inc.*                                                111
         -------------------------------------------------------------------------
                                                                               446
         -------------------------------------------------------------------------

         PHARMACEUTICALS -- 7.8%
    11   Adolor Corp.*                                                         140
     9   Amylin Pharmaceuticals, Inc.*                                         186
    19   AtheroGenics, Inc.*                                                   290
     4   Atrix Laboratories, Inc.* (l)                                          79
     4   Ligand Pharmaceuticals, Inc., Class B* (l)                             60
     2   NBTY, Inc.*                                                            41
     2   Neurocrine Biosciences, Inc.*                                         112
     6   SangStat Medical Corp.*                                                76
     4   Sepracor, Inc.*                                                        64
     3   Taro Pharmaceutical Industries LTD (Israel)*                          158
     6   Trimeris, Inc.* (l)                                                   259
         -------------------------------------------------------------------------
                                                                             1,465
         -------------------------------------------------------------------------

         REAL ESTATE INVESTMENT TRUST -- 0.5%
     3   Prentiss Properties Trust                                             101

         RESTAURANTS/FOOD SERVICES -- 0.6%
     3   Landry's Restaurants, Inc.                                             68
     1   The Cheesecake Factory, Inc.*                                          48
         -------------------------------------------------------------------------
                                                                               116
         -------------------------------------------------------------------------

         RETAILING -- 4.7%
     3   AnnTaylor Stores Corp.*                                                96
     3   Big 5 Sporting Goods Corp.*                                            44
     5   BJ's Wholesale Club, Inc.*                                   $         70
     1   Chico's FAS, Inc.*                                                     29
     3   CSK Auto Corp.*                                                        49
     4   Fred's, Inc.                                                          153
     4   Linens `N Things, Inc.*                                                99
     2   Michaels Stores, Inc.*                                                 58
     1   Pacific Sunwear of California, Inc.*                                   24
     7   Pier 1 Imports, Inc.                                                  133
     4   School Specialty, Inc.* (l)                                           107
     2   Shoe Carnival, Inc.*                                                   26
         -------------------------------------------------------------------------
                                                                               888
         -------------------------------------------------------------------------

         SEMI-CONDUCTORS -- 5.7%
     5   Applied Micro Circuits Corp.*                                          30
     6   ATMI, Inc.* (l)                                                       148
    13   ChipPAC, Inc., Class A*                                                97
     3   Cree, Inc.* (l)                                                        47
     2   Integrated Circuit Systems, Inc.* (l)                                  58
     4   Intersil Corp., Class A*                                               95
     6   Lam Research Corp.*                                                   116
    15   Lattice Semiconductor Corp.* (l)                                      126
     4   Rambus, Inc.*                                                          63
    10   Semtech Corp.*                                                        141
    10   Skyworks Solutions, Inc.* (l)                                          70
     3   Varian Semiconductor Equipment
           Associates, Inc.*                                                    77
         -------------------------------------------------------------------------
                                                                             1,068
         -------------------------------------------------------------------------

         STEEL -- 0.9%
     8   Reliance Steel & Aluminum Co.                                         172

         TELECOMMUNICATIONS -- 0.6%
     9   Citizens Communications Co.* (l)                                      113

         TELECOMMUNICATIONS EQUIPMENT -- 1.6%
     2   Advanced Fibre Communications, Inc.*                                   40
    42   CIENA Corp.*                                                          215
     9   Sycamore Networks, Inc.*                                               36
         -------------------------------------------------------------------------
                                                                               291
         -------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES   ISSUER                                                              VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

         TOYS & GAMES -- 0.5%
     7   JAKKS Pacific, Inc.*                                         $         92

         UTILITIES -- 0.8%
    15   Sierra Pacific Resources* (l)                                          87
     4   UniSource Energy Corp.                                                 66
         -------------------------------------------------------------------------
                                                                               153
         -------------------------------------------------------------------------
         Total Common Stocks
         (Cost $13,662)                                                     16,825
         -------------------------------------------------------------------------
         PREFERRED STOCKS -- 0.1%
         -------------------------------------------------------------------------
         ENTERTAINMENT/LEISURE -- 0.1%
     1   Six Flags, Inc.*
         (Cost $15)                                                             23
         -------------------------------------------------------------------------
         Total Long-Term Investments
         (Cost $13,677)                                                     16,848
         -------------------------------------------------------------------------

SHARES   ISSUER                                                              VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 9.9%

         MONEY MARKET FUND -- 9.9%
 1,861   JPMorgan Prime Money Market Fund (a)
         (Cost $1,861)                                                $      1,861
         -------------------------------------------------------------------------
         Total Investments-- 100.0%                                   $     18,709
         (Cost $15,538)
         -------------------------------------------------------------------------

SHARES   COLLATERAL INVESTMENTS                                              VALUE
----------------------------------------------------------------------------------
         MONEY MARKET FUNDS (c)
   800   Merrill Lynch Premier Institution Money Market Fund          $        800
   800   Reserve Primary Money Market Fund                                     800

         REPURCHASE AGREEMENT (c)
   506   Lehman Brothers, 1.35%, due 07/01/03,
         dated 06/30/03, proceeds $506, secured
         by U.S. Government Agency Securities                                  506
         -------------------------------------------------------------------------
                                                                      $      2,106
         -------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

ABBREVIATIONS:

*     -- Non-income producing security.
^^    -- Amount rounds to less than one thousand.
@     -- Security is fully or partially segregated with brokers as initial margin for futures contracts
+     -- All or portion of this security is segregated with the custodian for futures contracts, TBA, when issued, delayed delivery securities or swaps
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c)   -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
ADR   -- American Depository Receipt.
USD   -- United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES                                  (Unaudited)
(Amounts in thousands, except per share amounts)

AS OF JUNE 30, 2003

                                                          DYNAMIC        MID CAP        MID CAP
                                                        SMALL CAP         EQUITY         GROWTH
                                                             FUND           FUND           FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                      $    152,736   $    158,941   $     58,907
Investments held as collateral for
  securities lending program                               13,997          7,732          5,469
Cash                                                           --             52              2
Receivables:
    Fund shares sold                                          180             85              4
    Interest and dividends                                     35            141             16
    Securities lending (net)                                    1              1             --^
-----------------------------------------------------------------------------------------------
 Total Assets                                             166,949        166,952         64,398
-----------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Distributions                                              --            168             --
    Investment securities purchased                           205            173             --
    Collateral for securities
      lending program                                      13,997          7,732          5,469
    Fund shares redeemed                                    2,120             --             81
Accrued liabilities:
    Investment advisory fees                                   78             85             24
    Administration fees                                         7             13             --
    Shareholder servicing fees                                 10              7              3
    Distribution fees                                          56             --             13
    Custodian fees                                             11              7              8
    Trustees' fees - deferred
      compensation plan                                        23             21              1
    Other                                                      99             35             45
-----------------------------------------------------------------------------------------------
Total Liabilities                                          16,606          8,241          5,644
-----------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                          DYNAMIC        MID CAP        MID CAP
                                                        SMALL CAP         EQUITY         GROWTH
                                                             FUND           FUND           FUND
-----------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                           181,360        136,585        320,978
Accumulated undistributed
  (overdistributed) net investment income                  (1,009)           (20)          (302)
Accumulated net realized gain (loss)
  on investments                                          (54,729)           590       (265,493)
Net unrealized appreciation
  (depreciation) of investments                            24,721         21,556          3,571
-----------------------------------------------------------------------------------------------
 Total Net Assets                                    $    150,343   $    158,711   $     58,754
-----------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                                 5,502             --         13,438
    Class B                                                 3,866             --            732
    Class C                                                 1,025             --             --
    Select                                                    812          5,741             --
Net Asset Value:
    Class A (and redemption price)                   $      13.67   $         --   $       4.15
    Class B*                                         $      13.06   $         --   $       4.05
    Class C*                                         $      13.04   $         --   $         --
    Select (and redemption price)                    $      13.90   $      27.65   $         --
Class A Maximum Public Offering
  Price Per Share (net asset value per
  share/94.25%)                                      $      14.50   $         --   $       4.40
-----------------------------------------------------------------------------------------------
 Cost of investments                                 $    128,015   $    137,385   $     55,336
-----------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          MID CAP      SMALL CAP      SMALL CAP
                                                            VALUE         EQUITY         GROWTH
                                                             FUND           FUND           FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                      $    315,335   $    628,550   $      2,138
Investments held as collateral
  for securities lending program                              195         45,150             35
Cash                                                          104             --             --^
Receivables:
    Investment securities sold                                871          3,517              9
    Fund shares sold                                        4,236            931             --
    Interest and dividends                                    233            431              1
    Securities lending (net)                                   --^             5             --^
    Expense reimbursements                                     --             --             66
-----------------------------------------------------------------------------------------------
Total Assets                                              320,974        678,584          2,249
-----------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Due to custodian                                           --            135             --
    Investment securities purchased                         7,264          2,486             28
    Collateral for securities
      lending program                                         195         45,150             35
    Fund shares redeemed                                       56          6,084             --
Accrued liabilities:
    Investment advisory fees                                   62            338             --
    Administration fees                                        24             16             --
    Shareholder servicing fees                                 19             46             --^
    Distribution fees                                          53             25             --^
    Custodian fees                                             22             20             13
    Trustees' fees - deferred
      compensation plan                                        --^            95             --^
    Other                                                      43             57             14
-----------------------------------------------------------------------------------------------
Total Liabilities                                           7,738         54,452             90
-----------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                          MID CAP      SMALL CAP      SMALL CAP
                                                            VALUE         EQUITY         GROWTH
                                                             FUND           FUND           FUND
-----------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                           284,683        572,974          3,504
Accumulated undistributed
  (overdistributed) net investment income                     564         (1,004)            (8)
Accumulated net realized gain (loss)
  on investments                                             (434)       (31,725)        (1,560)
Net unrealized appreciation
  (depreciation) of investments                            28,423         83,887            223
-----------------------------------------------------------------------------------------------
Total Net Assets                                     $    313,236   $    624,132   $      2,159
-----------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
  ($0.001 par value; unlimited
  number of shares authorized):
    Class A                                                 4,703          3,787             76
    Class B                                                 2,120          1,032             24
    Class C                                                 1,991             --              9
    Institutional                                           8,585             --            222
    Select                                                  1,919         26,026              5
Net Asset Value:
    Class A (and redemption price)                   $      16.19   $      19.59   $       6.35
    Class B*                                         $      15.99   $      18.23   $       6.29
    Class C*                                         $      16.03   $         --   $       6.27
    Institutional (and redemption price)             $      16.32   $         --   $       6.48
    Select (and redemption price)                    $      16.26   $      20.41   $       6.44
Class A Maximum Public Offering
  Price Per Share (net asset value per
  share/94.25%)                                      $      17.18   $      20.79   $       6.74
-----------------------------------------------------------------------------------------------
Cost of investments                                  $    286,912   $    544,663   $      1,915
-----------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                                     U.S. SMALL
                                                      TRUST SMALL     U.S. SMALL        COMPANY
                                                       CAP EQUITY        COMPANY  OPPORTUNITIES
                                                             FUND           FUND           FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                      $    298,974   $    352,036   $     18,709
Investments held as collateral
  for securities lending program                           26,974         34,159          2,106
Cash                                                           19             52             --^
Receivables:
    Investment securities sold                                875            953              8
    Fund shares sold                                          591            306              1
    Interest and dividends                                    199            295              4
    Variation margin                                           --             17             --
    Securities lending (net)                                    2              9              1
-----------------------------------------------------------------------------------------------
Total Assets                                              327,634        387,827         20,829
-----------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Dividends                                                  40             --             --
    Investment securities purchased                         1,139          2,150             --
    Collateral for securities
      lending program                                      26,974         34,159          2,106
    Fund shares redeemed                                       10          4,035              4
Accrued liabilities:
    Investment advisory fees                                  107            173              2
    Administration fees                                        25             35             --
    Shareholder servicing fees                                 --             25             --
    Custodian fees                                             12             21             12
    Trustees' fees - deferred
      compensation plan                                        67              1              1
    Other                                                      44             34             18
-----------------------------------------------------------------------------------------------
Total Liabilities                                          28,418         40,633          2,143
-----------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                               SEMI - ANNUAL REPORT JUNE 30 2003

                                                                                                       U.S. SMALL
                                                                     TRUST SMALL     U.S. SMALL           COMPANY
                                                                      CAP EQUITY        COMPANY     OPPORTUNITIES
                                                                            FUND           FUND              FUND
NET ASSETS
Paid in capital                                                          267,058        385,452           178,561
Accumulated undistributed (overdistributed) net investment
  income                                                                     (69)           823               (81)
Accumulated net realized gain (loss) on investments and futures           (9,462)      (117,768)         (162,965)
Net unrealized appreciation (depreciation) of investments and
  futures                                                                 41,689         78,687             3,171
-----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $      299,216    $   347,194    $       18,686
-----------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
  ($0.001 par value; unlimited number of shares authorized):
    Institutional                                                             --         14,391                --
    Select                                                                 8,116         16,563             2,452
Net Asset Value:
    Institutional (and redemption price)                          $           --    $     11.21    $           --
    Select (and redemption price)                                 $        36.87    $     11.22    $         7.62
-----------------------------------------------------------------------------------------------------------------
Cost of investments                                               $      257,285    $      273,305 $       15,538
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2003                                                        (Unaudited)
(Amounts in thousands)

                                                                      DYNAMIC           MID CAP           MID CAP
                                                                    SMALL CAP            EQUITY            GROWTH
                                                                         FUND              FUND              FUND
INVESTMENT INCOME
Dividend                                                       $          231    $          979    $           66
Dividend income from affiliated investments*                               15                28                 7
Securities lending (net)                                                   26                 5                 5
Foreign taxes withheld                                                     --                (1)               --^
-----------------------------------------------------------------------------------------------------------------
Total investment income                                                   272             1,011                78
-----------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                  476               464               178
Administration fees                                                       110               107                41
Shareholder servicing fees                                                183               179                24
Distribution fees                                                         311                --                86
Custodian fees                                                             34                24                24
Printing and postage                                                       26                 3                14
Professional fees                                                          30                24                28
Registration expenses                                                      29                11                13
Transfer agent fees                                                       265                11                66
Trustees' fees                                                              1                 1                --^
Other                                                                      28                 4                 5
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                          1,493               828               479
-----------------------------------------------------------------------------------------------------------------
Less amounts waived                                                       239               185               100
Less earnings credits                                                      --^               --^               --
-----------------------------------------------------------------------------------------------------------------
    Net expenses                                                        1,254               643               379
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                             (982)              368              (301)
-----------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                               SEMI - ANNUAL REPORT JUNE 30 2003

                                                                      DYNAMIC           MID CAP           MID CAP
                                                                    SMALL CAP            EQUITY            GROWTH
                                                                         FUND              FUND              FUND
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                                        (6,917)            1,255            (3,882)
Change in net unrealized
  appreciation/depreciation of:
    Investments                                                        24,895            17,568            12,610
Net realized and unrealized gain (loss)
  on investments                                                       17,978            18,823             8,728
Net increase (decrease) in net assets
  from operations                                              $       16,996    $       19,191    $        8,427
-----------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $            2    $            4    $            1
-----------------------------------------------------------------------------------------------------------------

^   Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      MID CAP         SMALL CAP         SMALL CAP
                                                                        VALUE            EQUITY            GROWTH
                                                                         FUND              FUND              FUND
INVESTMENT INCOME
Dividend                                                       $        1,557    $        1,808    $            2
Dividend income from affiliated investments*                              122                60                 1
Securities lending (net)                                                    7                50                --^
Foreign taxes withheld                                                     (1)               --                --
-----------------------------------------------------------------------------------------------------------------
Total investment income                                                 1,685             1,918                 3
-----------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                  700             1,907                 7
Administration fees                                                       122               440                 1
Shareholder servicing fees                                                 81               682                --^
Distribution fees                                                         221               165                 1
Custodian fees                                                             51                55                42
Printing and postage                                                        4                27                --
Professional fees                                                          27                36                26
Registration expenses                                                      73                37                45
Transfer agent fees                                                       156               200                32
Trustees' fees                                                              1                 3                --^
Other                                                                      13                21                13
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                          1,449             3,573               167
-----------------------------------------------------------------------------------------------------------------
Less amounts waived                                                       328               761                 9
Less earnings credits                                                      --^               --^               --
Less expense reimbursements                                                --                --               147
-----------------------------------------------------------------------------------------------------------------
    Net expenses                                                        1,121             2,812                11
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              564              (894)               (8)
-----------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                               SEMI - ANNUAL REPORT JUNE 30 2003

                                                                      MID CAP         SMALL CAP         SMALL CAP
                                                                        VALUE            EQUITY            GROWTH
                                                                         FUND              FUND              FUND
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                                           991            (9,832)             (450)
Change in net unrealized appreciation/depreciation of:
    Investments                                                        25,475            73,011               726
Net realized and unrealized gain (loss)
  on investments                                                       26,466            63,179               276
Net increase (decrease) in net assets from operations          $       27,030    $       62,285    $          268
-----------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of investment advisory,
      administration and shareholder servicing fees :          $           17    $            8    $           --^
-----------------------------------------------------------------------------------------------------------------

^   Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                       U.S. SMALL
                                                                  TRUST SMALL        U.S. SMALL           COMPANY
                                                                   CAP EQUITY           COMPANY     OPPORTUNITIES
                                                                         FUND              FUND              FUND
INVESTMENT INCOME
Interest                                                       $           --    $            1    $           --
Dividend                                                                  789             2,383                44
Dividend income from affiliated investments*                               47                53                11
Securities lending (net)                                                   34                54                 7
Foreign taxes withheld                                                     --                (6)               --^
-----------------------------------------------------------------------------------------------------------------
Total investment income                                                   870             2,485                62
-----------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                  854             1,084                84
Administration fees                                                       197               271                21
Shareholder servicing fees                                                329               315                35
Custodian fees                                                             24                50                18
Printing and postage                                                        7                22                 2
Professional fees                                                          25                33                24
Registration expenses                                                       3                 7                 5
Transfer agent fees                                                        10                61                20
Trustees' fees                                                              1                 2                --^
Other                                                                       8                11                 4
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                          1,458             1,856               213
-----------------------------------------------------------------------------------------------------------------
Less amounts waived                                                       670               195                67
-----------------------------------------------------------------------------------------------------------------
Less earnings credits                                                      --^               --^                4
-----------------------------------------------------------------------------------------------------------------
    Net expenses                                                          788             1,661               142
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                      82               824               (80)
-----------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                       U.S. SMALL
                                                                  TRUST SMALL        U.S. SMALL           COMPANY
                                                                   CAP EQUITY           COMPANY     OPPORTUNITIES
                                                                         FUND              FUND              FUND
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                                        (2,691)          (52,559)           (7,719)
    Futures                                                                --               317                --
Change in net unrealized appreciation/depreciation of:
    Investments                                                        30,647            87,688             5,328
    Futures                                                                --               (44)               --
Net realized and unrealized gain (loss) on investments and
  futures                                                              27,956            35,402            (2,391)
Net increase (decrease) in net assets from operations          $       28,038    $       36,226    $       (2,471)
-----------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
      investment advisory, administration
      and shareholder servicing fees :                         $            7    $            8    $            1
-----------------------------------------------------------------------------------------------------------------

^   Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS                                   (Unaudited)

(Amounts in thousands)

FOR THE PERIODS INDICATED

                                                                DYNAMIC SMALL CAP FUND       MID CAP EQUITY FUND
                                                               ------------------------    ------------------------
                                                                   1/1/03          YEAR        1/1/03          YEAR
                                                                  THROUGH         ENDED       THROUGH         ENDED
                                                                  6/30/03      12/31/02       6/30/03      12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                                   $     (982)   $   (2,560)   $      368    $      752
Net realized gain (loss) on investments                            (6,917)      (21,721)        1,255         4,503
Change in net unrealized appreciation (depreciation) of
  investments                                                      24,895       (21,184)       17,568       (27,236)
-------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations              16,996       (45,465)       19,191       (21,981)
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                                  --            --          (369)         (747)
Net realized gain on investment transactions                           --            --            --        (5,775)
-------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                --            --          (369)       (6,522)
-------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital share transactions               (18,997)      (17,744)        1,258        12,071
-------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                        (2,001)      (63,209)       20,080       (16,432)
-------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                               152,344       215,553       138,631       155,063
-------------------------------------------------------------------------------------------------------------------
End of period                                                  $  150,343    $  152,344    $  158,711    $  138,631
-------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net investment
  income                                                       $   (1,009)   $      (27)   $      (20)   $      (19)
-------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                               SEMI - ANNUAL REPORT JUNE 30 2003

                                                                  MID CAP GROWTH FUND         MID CAP VALUE FUND
                                                               ------------------------    ------------------------
                                                                   1/1/03          YEAR        1/1/03          YEAR
                                                                  THROUGH         ENDED       THROUGH         ENDED
                                                                  6/30/03      12/31/02       6/30/03      12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                                   $     (301)   $     (916)   $      564    $      323
Net realized gain (loss) on investments                            (3,882)      (15,898)          991        (1,295)
Change in net unrealized appreciation (depreciation) of
  investments                                                      12,610       (11,548)       25,475         1,704
-------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations               8,427       (28,362)       27,030           732
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                                  --            --            --          (337)
Net realized gain on investment transactions                           --            --            --           (50)
-------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                --            --            --          (387)
-------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital share transactions                (5,829)      (21,856)      164,313       106,270
-------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                         2,598       (50,218)      191,343       106,615
-------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                                56,156       106,374       121,893        15,278
-------------------------------------------------------------------------------------------------------------------
End of period                                                  $   58,754    $   56,156    $  313,236    $  121,893
-------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net investment
  income                                                       $     (302)   $       (1)   $      564     $      --
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                SMALL CAP EQUITY FUND       SMALL CAP GROWTH FUND
                                                               ------------------------    ------------------------
                                                                   1/1/03          YEAR        1/1/03          YEAR
                                                                  THROUGH         ENDED       THROUGH         ENDED
                                                                  6/30/03      12/31/02       6/30/03      12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                                   $     (894)   $   (2,218)   $       (8)   $      (19)
Net realized gain (loss) on investments                            (9,832)      (21,869)         (450)         (761)
Change in net unrealized appreciation (depreciation) of
  investments                                                      73,011       (97,620)          726          (394)
-------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations              62,285      (121,707)          268        (1,174)
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions                           --        (4,099)           --            --

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital share transactions               (40,542)       82,821            91           441
-------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                        21,743       (42,985)          359          (733)
-------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                               602,389       645,374         1,800         2,533
-------------------------------------------------------------------------------------------------------------------
End of period                                                  $  624,132    $  602,389    $    2,159    $    1,800
-------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net investment
  income                                                       $   (1,004)   $     (110)   $       (8)    $      --
-------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                               SEMI - ANNUAL REPORT JUNE 30 2003

                                                             TRUST SMALL CAP EQUITY FUND    U.S. SMALL COMPANY FUND
                                                             ---------------------------   ------------------------
                                                                   1/1/03          YEAR        1/1/03          YEAR
                                                                  THROUGH         ENDED       THROUGH         ENDED
                                                                  6/30/03      12/31/02       6/30/03      12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                                   $       82    $      286    $      824    $    1,655
Net realized gain (loss) on investments and futures                (2,691)       (6,774)      (52,242)      (62,722)
Change in net unrealized appreciation (depreciation) of
  investments and futures                                          30,647       (49,269)       87,644       (57,422)
-------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations              28,038       (55,757)       36,226      (118,489)
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                                 (80)         (268)           --        (1,956)
Net realized gain on investment transactions                           --        (2,129)           --            --
-------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                               (80)       (2,397)           --        (1,956)
-------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital share transactions                12,195          (109)     (102,507)      (21,015)
-------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                        40,153       (58,263)      (66,281)     (141,460)
-------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                               259,063       317,326       413,475       554,935
-------------------------------------------------------------------------------------------------------------------
End of period                                                  $  299,216    $  259,063    $  347,194    $  413,475
-------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net investment
  income                                                       $      (69)   $      (71)   $      823    $       (1)
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                                         -------------------------------------
                                                                                    1/1/03                YEAR
                                                                                   THROUGH               ENDED
                                                                                   6/30/03            12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                                                  $        (80)       $       (693)
Net realized gain (loss) on investments                                             (7,719)            (53,436)
Change in net unrealized appreciation (depreciation) of investments                  5,328               8,085
--------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                               (2,471)            (46,044)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital share transactions                                (33,693)            (93,714)
--------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                        (36,164)           (139,758)
--------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                                                 54,850             194,608
--------------------------------------------------------------------------------------------------------------
End of period                                                                 $     18,686        $     54,850
--------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net investment income             $        (81)       $         (1)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

1. ORGANIZATION

J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Mutual Fund Group ("JPMMFG"), J.P. Morgan Mutual Fund Select Group ("JPMMFSG") and the J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized as Massachusetts business trusts and J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was organized as a Maryland corporation (collectively the "Trusts"). The Trusts are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. The Trusts were organized on the following dates: -

        TRUST      DATE
         JPMF      November 4, 1992
        JPMIF      November 4, 1992
       JPMMFG      May 11, 1987
      JPMMFSG      October 1, 1996
      JPMMFIT      September 23, 1997
      JPMFMFG      August 19, 1997

The following are nine separate portfolios of the Trusts (collectively, the "Funds"):

                                                    FUND   CLASSES OFFERED
             JPMorgan Dynamic Small Cap Fund ("DSCF")      Class A, Class B, Class C and Select
                JPMorgan Mid Cap Equity Fund ("MCEF")      Select
                JPMorgan Mid Cap Growth Fund ("MCGF")      Class A and Class B
                 JPMorgan Mid Cap Value Fund ("MCVF")      Class A, Class B, Class C, Institutional and Select
              JPMorgan Small Cap Equity Fund ("SCEF")      Class A, Class B and Select
              JPMorgan Small Cap Growth Fund ("SCGF")      Class A, Class B, Class C, Institutional and Select
        JPMorgan Trust Small Cap Equity Fund ("TSCEF")     Select
            JPMorgan U.S. Small Company Fund ("USSCF")     Institutional and Select
JPMorgan U.S. Small Company Opportunities Fund ("USSCOF")  Select

JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG were formerly named Mutual Fund Group, Mutual Fund Select Group, Mutual Fund Investment Trust and The Fleming Mutual Fund Group, Inc., respectively. The name change went into effect on May 1, 2003.

MCEF and TSCEF were formerly named JPMorgan Select Mid Cap Equity Fund and JPMorgan Select Small Cap Equity Fund, respectively. The name change went into effect on April 30, 2003.

USSCOF is a separate series of JPMF. USSCF is a separate series of JPMIF. SCEF and DSCF are separate series of JPMMFG. MCEF and TSCEF are separate series of JPMMFSG. MCGF is a separate series of JPMMFIT. MCVF and SCGF are separate series of JPMFMFG.

Beginning July 18, 2003, SCGF Classes B and C will no longer be offered for sale.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years.

No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Markets Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk.

The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of

                                               SEMI - ANNUAL REPORT JUNE 30 2003

trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2003, the Funds had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

C. RESTRICTED AND ILLIQUID SECURITIES -- Each Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITIES ON LOAN -- For all the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Funds) acting as lending agent to certain borrowers. By lending investment securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times, to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement. At June 30, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):


              MARKET VALUE OF       MARKET VALUE OF
            SECURITIES LOANED   COLLATERAL RECEIVED
DSCF          $      13,749       $    13,997
MCEF                  7,534             7,732
MCGF                  5,315             5,469
MCVF                    189               195
SCEF                 44,336            45,150
SCGF                     35                35
TSCEF                26,369            26,974
USSCF                33,070            34,159
USSCOF                2,048             2,106

JPMCB as lending agent receives a fee equal to 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

DSCF                              $         8
MCEF                                        3
MCGF                                        3
MCVF                                        3
SCEF                                       19
SCGF                                       --^
TSCEF                                      13
USSCF                                      13
USSCOF                                      2

^  Amount rounds to less than one thousand.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the fund first learns of the dividend.

F. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM"), J.P. Morgan Investment Management, Inc. ("JPMIM") and Robert Fleming, Inc. ("Fleming") (collectively, the "Advisors") act as the investment advisors to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the Advisor for DSCF, MCEF, MCGF, SCEF, and TSCEF. JPMIM, a wholly owned subsidiary of JPMorgan, is the Advisor for USSCF and USSCOF. Fleming, a wholly owned subsidiary of JPMorgan, is the Advisor for MCVF and SCGF. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                                               INVESTMENT
                                                         ADVISORY FEE (%)
FUND
DSCF                                                               0.65%
MCEF                                                               0.65%
MCGF                                                               0.65%
MCVF                                                               0.70%
SCEF                                                               0.65%
SCGF                                                               0.80%
TSCEF                                                              0.65%
USSCF                                                              0.60%
USSCOF                                                             0.60%

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                                                 CLASS A    CLASS B  CLASS C
FUND
DSCF                                                                                0.25       0.75     0.75
MCEF                                                                                 n/a        n/a      n/a
MCGF                                                                                0.25       0.75      n/a
MCVF                                                                                0.25       0.75     0.75
SCEF                                                                                0.25       0.75      n/a
SCGF                                                                                0.25       0.75     0.75
TSCEF                                                                                n/a        n/a      n/a
USSCF                                                                                n/a        n/a      n/a
USSCOF                                                                               n/a        n/a      n/a

Prior to May 1, 2003, MCGF Class B, MCVF Class B & C and SCGF Class B & C paid the Distributor a fee computed daily and paid monthly at an annual rate equal to 1.00% of the respective Fund Class' average daily net assets. MCGF Class A paid 0.30%.

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 3.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance service to the shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                                          INSTITUTIONAL      SELECT
                                                       CLASS A     CLASS B     CLASS C            CLASS       CLASS
FUND
DSCF                                                      0.25        0.25        0.25              n/a        0.25
MCEF                                                       n/a         n/a         n/a              n/a        0.25
MCGF                                                      0.25        0.25         n/a              n/a         n/a
MCVF                                                      0.25        0.25        0.25             0.10        0.25
SCEF                                                      0.25        0.25         n/a              n/a        0.25
SCGF                                                      0.25        0.25        0.25             0.10        0.25
TSCEF                                                      n/a         n/a         n/a              n/a        0.25
USSCF                                                      n/a         n/a         n/a             0.10        0.25
USSCOF                                                     n/a         n/a         n/a              n/a        0.25

Effective May 1, 2003, a shareholder servicing fee of 0.25% of average daily net assets was implemented for Class A and Class B Shares of the MCGF and Class A, Class B and Class C Shares of the MCVF and SCGF. Also effective May 1, 2003, a shareholder servicing fee of 0.10% of average daily net assets was implemented for the Institutional Class of MCVF and SCGF. In addition, the shareholder servicing fee for Class A shares of the SCEF changed from 0.01% to 0.25%.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMF, and JPMIF are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationships between Schwab, JPMF and JPMIF are terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody services for all the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion. Effective May 1, 2003, MCVF and SCGF pay Administrator fees as stated above. Prior to May 1, 2003, MCVF and SCGF paid the Administrator a fee computed daily and paid monthly at an annual rate equal to 0.10% of the respective Fund's average daily net assets.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                                          INSTITUTIONAL      SELECT
                                                       CLASS A     CLASS B     CLASS C            CLASS       CLASS
FUND
DSCF                                                      1.50        2.12        2.12              n/a        1.10
MCEF                                                       n/a         n/a         n/a              n/a        1.00^
MCGF                                                      1.35        2.05         n/a              n/a         n/a
MCVF                                                      1.25        2.00        2.00             0.75        1.00
SCEF                                                      1.38        2.12         n/a              n/a        0.85
SCGF                                                      1.60        2.35        2.35             0.85        1.10
USSCF                                                      n/a         n/a         n/a             0.83        1.01
USSCOF                                                     n/a         n/a         n/a              n/a        1.02

^  Effective May 1, 2003, the contractual cap for MCEF was established at 1.00%.

The expense limitation percentages in the table on the previous page are due to expire as follows:

                                                                                          INSTITUTIONAL      SELECT
                                                       CLASS A     CLASS B     CLASS C            CLASS       CLASS
FUND
DSCF                                                   4/30/04     4/30/04     4/30/04              n/a     4/30/04
MCEF                                                       n/a         n/a         n/a              n/a     4/30/04
MCGF                                                   4/30/04     4/30/04         n/a              n/a         n/a
MCVF                                                   4/30/04     4/30/04     4/30/04          4/30/04     4/30/04
SCEF                                                   4/30/04     4/30/04         n/a              n/a     4/30/04
SCGF                                                   4/30/04     4/30/04     4/30/04          4/30/04     4/30/04
USSCF                                                      n/a         n/a         n/a          4/30/05     4/30/05
USSCOF                                                     n/a         n/a         n/a              n/a     4/30/05

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                                             CONTRACTUAL WAIVERS
                       -------------------------------------------------------------------
                       INVESTMENT                     SHAREHOLDER                                CONTRACTUAL
                         ADVISORY    ADMINISTRATION     SERVICING   DISTRIBUTION   TOTAL      REIMBURSEMENTS
FUND
DSCF                   $       37   $            73   $       129   $         --   $   239   $            --
MCEF                           --                36           149             --       185               --
MCGF                           41                41            18             --       100               --
MCVF                          259                22            47             --       328               --
SCEF                           --               328           422             11       761               --
SCGF                            7                 1             1             --         9              147
TSCEF                         278                64           328             --       670               --
USSCF                          --                24           171             --       195               --
USSCOF                         33                13            21             --        67               --
-----------------------------------------------------------------------------------------------------------
                       $      655   $           602   $     1,286   $         11   $ 2,554   $          147
-----------------------------------------------------------------------------------------------------------

G. OTHER-- Certain officers of the Trusts are officers of JPMorgan or of BISYS or their subsidiaries.

During the period, certain Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

For the six months ended June 30, 2003, MCEF, USSCF and USSCOF incurred approximately (in thousands) $3, $2 and $1, respectively, as brokerage commissions with brokers/dealers affiliated with JPMCB.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended June 30, 2003 are as follows (amounts in thousands):

                                                                  SHAREHOLDER
FUND                                                                SERVICING    DISTRIBUTION    TRANSFER AGENT
DSCF
Class A                                                            $       99      $       99   $           155
Class B                                                                    57             172                89
Class C                                                                    14              40                21
Select                                                                     13              --                --
---------------------------------------------------------------------------------------------------------------
                                                                   $      183      $      311   $           265
MCEF

Select                                                             $      179      $       --   $            11
----------------------------------------------------------------------------------------------------------------

MCGF
Class A                                                            $       23      $       74   $            63
Class B                                                                     1              12                 3
----------------------------------------------------------------------------------------------------------------
                                                                   $       24      $       86   $            66
MCVF
Class A                                                            $       26      $       54   $            62

Class B                                                                    12              94                31
Class C                                                                    11              73                24
Institutional                                                              20              --                21
Select                                                                     12              --                18
----------------------------------------------------------------------------------------------------------------
                                                                   $       81      $      221   $           156

SCEF
Class A                                                            $       42      $       93   $           138
Class B                                                                    24              72                36
Select                                                                    616              --                26
                                                                   $      682      $      165   $           200
SCGF
Class A                                                            $       --^     $       --^   $           13
Class B                                                                    --^              1                 7
Class C                                                                    --^             --^                2
Institutional                                                              --^             --                 6
Select                                                                     --^             --                 4
----------------------------------------------------------------------------------------------------------------
                                                                   $       --^     $        1    $            32
----------------------------------------------------------------------------------------------------------------

                                                                  SHAREHOLDER
FUND                                                                SERVICING    DISTRIBUTION    TRANSFER AGENT
TSCEF
Select                                                             $      329      $       --   $            10
---------------------------------------------------------------------------------------------------------------
USSCF
Institutional                                                      $       91      $       --   $            19
Select                                                                    224              --                42
                                                                   $      315      $       --   $            61
---------------------------------------------------------------------------------------------------------------
USSCOF
Select                                                             $       35      $       --   $            20
---------------------------------------------------------------------------------------------------------------

^  Amounts round to less than one thousand.

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2003 and the year ended December 31, 2002 are as follows (amounts in thousands):

                                          SIX MONTHS ENDED 6/30/03                YEAR ENDED 12/31/02
                                    ------------------------------------  ---------------------------------
                                                  Net                                   Net
                                    Investment Income      Realized Gain  Investment Income   Realized Gain
MCEF
Select                              $             369      $          --  $             747   $       5,775
-----------------------------------------------------------------------------------------------------------

MCVF
Class A                             $              --      $          --  $              39   $          11
Class B                                            --                 --                 --              10
Class C                                            --                 --                 --               5
Institutional                                      --                 --                247              21
Select                                             --                 --                 51               3
-----------------------------------------------------------------------------------------------------------
                                    $              --      $          --  $             337   $          50
SCEF
Class A                             $              --      $          --  $              --   $         487
Class B                                            --                 --                 --             220
Select                                             --                 --                 --           3,392
-----------------------------------------------------------------------------------------------------------
                                    $              --      $          --  $              --   $       4,099

TSCEF
Select                              $              80      $          --  $             268   $       2,129
-----------------------------------------------------------------------------------------------------------
USSCF
Institutional                       $              --      $          --  $           1,414   $          --
Select                                             --                 --                542              --
-----------------------------------------------------------------------------------------------------------
                                    $              --      $          --  $           1,956              --
-----------------------------------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                            PURCHASES              SALES          PURCHASES           SALES
                                      (EXCLUDING U.S.    (EXCLUDING U.S.            OF U.S.         OF U.S.
                                          GOVERNMENT)        GOVERNMENT)         GOVERNMENT      GOVERNMENT
FUND
DSCF                                $          33,616      $      50,939  $              --   $          --
MCEF                                           54,767             54,888                 --              --
MCGF                                           15,337             21,418                 --              --
MCVF                                          190,370             41,174                 --              --
SCEF                                           97,197            116,733                 --              --
SCGF                                            1,373              1,260                 --              --
TSCEF                                          54,323             46,670                 --              --
USSCF                                         117,587            216,932                 --              --
USSCOF                                         21,545             55,523                 --              --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2003, are as follows (amounts in thousands):

                                                                   GROSS              GROSS  NET UNREALIZED
                                            AGGREGATE         UNREALIZED         UNREALIZED   APPRECIATION/
                                                 COST       APPRECIATION       DEPRECIATION   (DEPRECIATION)
FUND
DSCF                                $         128,015      $      34,276  $          (9,555)  $      24,721
MCEF                                          137,385             24,633             (3,077)         21,556
MCGF                                           55,336              7,972             (4,401)          3,571
MCVF                                          286,912             29,175               (752)         28,423
SCEF                                          544,663            115,075            (31,188)         83,887
SCGF                                            1,915                359               (136)            223
TSCEF                                         257,285             53,491            (11,802)         41,689
USSCF                                         273,305            108,907            (30,176)         78,731
USSCOF                                         15,538              3,293               (122)          3,171

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds had entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds could borrow money for temporary or emergency purposes. The Funds had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003.

The Funds had no borrowings outstanding at June 30, 2003, nor at anytime during the period then ended.

9. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. SUBSEQUENT EVENTS

On or about September 1, 2003, Robert Fleming ("Fleming") and J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM") will merge into J.P. Morgan Investment Management, Inc. ("JPMIM"). JPMIM, as the surviving entity, will assume all the rights and obligations of Fleming and JPMFAM.

In addition, on or about October 1, 2003, it is expected that JPMIM will change from being a wholly owned subsidiary of J.P. Morgan Chase & Co. ("Parent") to being an indirectly wholly-owned subsidiary of the Parent, with the intermediary being J.P. Morgan Fleming Asset Management Holdings, Inc.

The investment advisory services and personnel providing these services will not change as a result of the mergers.

USSCOF will undergo changes to its investment strategy, process and portfolio manager effective July 31, 2003.

                                               SEMI - ANNUAL REPORT JUNE 30 2003

11. CAPITAL SHARE TRANSACTIONS

                                                                                        DYNAMIC SMALL CAP FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                                               $           10,052    $           90,038
    Shares redeemed                                                                      (26,629)             (108,289)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $          (16,577)   $          (18,251)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              817                 6,338
    Shares redeemed                                                                       (2,093)               (7,485)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                    (1,276)               (1,147)

CLASS B
AMOUNT
    Shares sold                                                               $            3,712    $            6,717
    Shares redeemed                                                                       (6,199)              (15,379)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           (2,487)   $           (8,662)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              315                   498
    Shares redeemed                                                                         (536)               (1,173)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                      (221)                 (675)
----------------------------------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                                               $            3,052    $            5,293
    Shares redeemed                                                                       (1,179)               (2,731)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $            1,873    $            2,562
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              253                   392
    Shares redeemed                                                                         (102)                 (207)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                       151                   185
----------------------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                               $            6,150    $            9,610
    Shares redeemed                                                                       (7,956)               (3,003)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           (1,806)   $            6,607
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              494                   691
    Shares redeemed                                                                         (690)                 (210)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                      (196)                  481
----------------------------------------------------------------------------------------------------------------------

                                                                                         MID CAP EQUITY FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
SELECT
AMOUNT
    Shares sold                                                               $           12,084    $           25,152
    Shares issued in reinvestment of distributions                                            10                 5,252
    Shares redeemed                                                                      (10,836)              (18,333)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $            1,258    $           12,071
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              491                   902
    Shares issued in reinvestment of distributions                                             1                   210
    Shares redeemed                                                                         (434)                 (684)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                        58                   428
----------------------------------------------------------------------------------------------------------------------

                                                                                         MID CAP GROWTH FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                                               $              332    $              583
    Shares redeemed                                                                       (5,962)              (21,296)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           (5,630)   $          (20,713)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                               84                   131
    Shares redeemed                                                                       (1,610)               (5,120)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                    (1,526)               (4,989)
----------------------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                               $              116    $               79
    Shares redeemed                                                                         (315)               (1,222)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $             (199)   $           (1,143)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                               32                    20
    Shares redeemed                                                                          (88)                 (300)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                       (56)                 (280)
----------------------------------------------------------------------------------------------------------------------

                                                                            2003
                                                    SEMI - ANNUAL REPORT JUNE 30

                                                                                          MID CAP VALUE FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                                               $           59,971    $           26,683
    Shares issued in reinvestment of distributions                                            --                    39
    Shares redeemed                                                                      (15,582)               (5,570)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           44,389    $           21,152
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            3,936                 1,848
    Shares issued in reinvestment of distributions                                            --                     3
    Shares redeemed                                                                       (1,050)                 (389)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                     2,886                 1,462
----------------------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                               $           18,116    $           14,094
    Shares issued in reinvestment of distributions                                            --                     9
    Shares redeemed                                                                       (1,364)               (2,597)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           16,752    $           11,506
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            1,209                   967
    Shares issued in reinvestment of distributions                                            --                     1
    Shares redeemed                                                                          (93)                 (188)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                     1,116                   780
----------------------------------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                                               $           21,677    $            6,343
    Shares issued in reinvestment of distributions                                            --                     2
    Shares redeemed                                                                       (1,103)                 (502)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           20,574    $            5,843
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            1,445                   439
    Shares issued in reinvestment of distributions                                            --                    --^
    Shares redeemed                                                                          (76)                  (37)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                     1,369                   402
----------------------------------------------------------------------------------------------------------------------

^   Amount rounds to less than one thousand.

                                                                                          MID CAP VALUE FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
INSTITUTIONAL
AMOUNT
    Shares sold                                                               $          102,643    $           64,698
    Shares issued in reinvestment of distributions                                            --                   234
    Shares redeemed                                                                      (34,748)              (11,126)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           67,895    $           53,806
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            6,844                 4,507
    Shares issued in reinvestment of distributions                                            --                    16
    Shares redeemed                                                                       (2,297)                 (769)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                     4,547                 3,754
----------------------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                               $           17,127    $           16,044
    Shares issued in reinvestment of distributions                                            --                    48
    Shares redeemed                                                                       (2,424)               (2,129)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           14,703    $           13,963
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            1,138                 1,092
    Shares issued in reinvestment of distributions                                            --                     3
    Shares redeemed                                                                         (166)                 (149)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                       972                   946
----------------------------------------------------------------------------------------------------------------------

                                                                            2003
                                                    SEMI - ANNUAL REPORT JUNE 30

                                                                                        SMALL CAP EQUITY FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                                               $            9,048    $           56,894
    Shares issued in reinvestment of distributions                                            --                   424
    Shares redeemed                                                                      (19,589)              (36,553)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $          (10,541)   $           20,765
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              513                 2,807
    Shares issued in reinvestment of distributions                                            --                    23
    Shares redeemed                                                                       (1,067)               (1,790)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                      (554)                1,040
----------------------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                               $            1,186    $            2,257
    Shares issued in reinvestment of distributions                                            --                   200
    Shares redeemed                                                                       (6,743)              (14,892)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           (5,557)   $          (12,435)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                               71                   122
    Shares issued in reinvestment of distributions                                            --                    12
    Shares redeemed                                                                         (412)                 (815)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                      (341)                 (681)
----------------------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                               $           52,840    $          179,771
    Shares issued in reinvestment of distributions                                            --                 3,005
    Shares redeemed                                                                      (77,284)             (108,285)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $          (24,444)   $           74,491
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            2,867                 8,666
    Shares issued in reinvestment of distributions                                            --                   158
    Shares redeemed                                                                       (4,228)               (5,380)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                    (1,361)                3,444
----------------------------------------------------------------------------------------------------------------------

                                                                                        SMALL CAP GROWTH FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                                               $              179    $              328
    Shares redeemed                                                                          (18)                 (138)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $              161    $              190
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                               29                    41
    Shares redeemed                                                                           (3)                  (22)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                        26                    19
----------------------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                               $               26    $              137
    Shares redeemed                                                                          (55)                  (34)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $              (29)   $              103
----------------------------------------------------------------------------------------------------------------------

SHARES
    Shares sold                                                                                4                    22
    Shares redeemed                                                                          (10)                   (6)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                        (6)                   16
----------------------------------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                                               $               41    $               27
    Shares redeemed                                                                          (21)                   (5)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $               20    $               22
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                                7                     4
    Shares redeemed                                                                           (4)                   (1)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                         3                     3
----------------------------------------------------------------------------------------------------------------------

                                                                            2003
                                                    SEMI - ANNUAL REPORT JUNE 30

                                                                                   SMALL CAP GROWTH FUND (continued)
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
INSTITUTIONAL
AMOUNT
    Shares sold                                                               $               --    $               16
    Shares redeemed                                                                           --^                  (21)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $               --^   $               (5)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                               --                     2
    Shares redeemed                                                                           --                    (3)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                        --                    (1)
----------------------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                               $               --^   $              133
    Shares redeemed                                                                          (61)                   (2)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $              (61)   $              131
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                                1                    15
    Shares redeemed                                                                          (12)                   --
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                       (11)                   15
----------------------------------------------------------------------------------------------------------------------

^   Amount rounds to less than one thousand.

                                                                                    TRUST SMALL CAP EQUITY FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
SELECT
AMOUNT
    Shares sold                                                               $           27,681    $           62,285
    Shares issued in reinvestment of distributions                                             1                 1,864
    Shares redeemed                                                                      (15,487)              (64,258)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $           12,195    $             (109)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              812                 1,634
    Shares issued in reinvestment of distributions                                            --^                   47
    Shares redeemed                                                                         (465)               (1,754)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                       347                   (73)
----------------------------------------------------------------------------------------------------------------------

^   Amount rounds to less than one thousand.

                                                                                      U.S. SMALL COMPANY FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
INSTITUTIONAL
AMOUNT
    Shares sold                                                               $           17,932    $          175,305
    Shares issued in reinvestment of distributions                                            --                   641
    Shares redeemed                                                                      (87,657)             (168,386)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $          (69,725)   $            7,560
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            1,820                14,949
    Shares issued in reinvestment of distributions                                            --                    64
    Shares redeemed                                                                       (9,000)              (14,859)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                    (7,180)                  154
----------------------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                               $           15,859    $           95,072
    Shares issued in reinvestment of distributions                                            --                   469
    Shares redeemed                                                                      (48,641)             (124,116)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $          (32,782)   $          (28,575)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            1,591                 8,028
    Shares issued in reinvestment of distributions                                            --                    47
    Shares redeemed                                                                       (4,981)              (10,851)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                    (3,390)               (2,776)
----------------------------------------------------------------------------------------------------------------------

                                                                            2003
                                                    SEMI - ANNUAL REPORT JUNE 30

                                                                                U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                                              ----------------------------------------
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                                   JUNE 30, 2003     DECEMBER 31, 2002
SELECT
AMOUNT
    Shares sold                                                               $            9,423    $           97,467
    Shares redeemed                                                                      (43,116)             (191,181)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        $          (33,693)   $          (93,714)
----------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                            1,327                10,913
    Shares redeemed                                                                       (6,663)              (21,694)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                                    (5,336)              (10,781)
----------------------------------------------------------------------------------------------------------------------

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

CLASS A SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                 -------------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                  NET ASSET             NET      SECURITIES
                                     VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                  BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                  OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03        $       12.14           (0.07)@          1.60             1.53
Year Ended 12/31/02           $       15.72           (0.18)          (3.40)           (3.58)
11/1/01 Through 12/31/01^     $       14.21           (0.03)           1.54             1.51
Year Ended 10/31/01           $       24.54           (0.24)          (6.71)           (6.95)
Year Ended 10/31/00           $       15.98           (0.22)@          8.78             8.56
Year Ended 10/31/99           $       12.79           (0.15)           3.34             3.19
Year Ended 10/31/98           $       13.85           (0.09)          (0.97)           (1.06)

MID CAP GROWTH FUND
1/1/03 Through 6/30/03        $        3.57           (0.02)@          0.60             0.58
Year Ended 12/31/02           $        5.06           (0.05)@         (1.44)           (1.49)
10/1/01 Through 12/31/01^^    $        4.27           (0.01)           0.80             0.79
Year Ended 9/30/01            $       12.51           (0.02)@         (8.06)           (8.08)
10/29/99* Through 9/30/00     $       10.00           (0.09)           2.60             2.51

MID CAP VALUE FUND
1/1/03 Through 6/30/03        $       14.44            0.03@           1.72             1.75
Year Ended 12/31/02           $       14.10            0.07@           0.31             0.38
10/1/01 Through 12/31/01^^    $       13.43            0.02@           1.48             1.50
4/30/01** Through 9/30/01     $       14.24            0.04@          (0.85)           (0.81)

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                             LESS DISTRIBUTIONS:
                                 ------------------------------------------
                                  DIVIDENDS
                                   FROM NET   DISTRIBUTIONS
                                 INVESTMENT    FROM CAPITAL           TOTAL
                                     INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
11/1/01 Through 12/31/01^                --              --              --
Year Ended 10/31/01                      --            3.38            3.38
Year Ended 10/31/00                      --              --              --
Year Ended 10/31/99                      --              --              --
Year Ended 10/31/98                      --              --              --

MID CAP GROWTH FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
10/1/01 Through 12/31/01^^               --              --              --
Year Ended 9/30/01                       --            0.16            0.16
10/29/99* Through 9/30/00                --              --              --

MID CAP VALUE FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                    0.03            0.01            0.04
10/1/01 Through 12/31/01^^             0.08            0.75            0.83
4/30/01** Through 9/30/01                --              --              --

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ^^ The Fund changed its fiscal year end from September 30 to December 31.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------

                                  NET ASSET
                                 VALUE, END              TOTAL
                                  OF PERIOD      RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03        $       13.67              12.60%
Year Ended 12/31/02           $       12.14             (22.77%)
11/1/01 Through 12/31/01^     $       15.72              10.63%
Year Ended 10/31/01           $       14.21             (30.60%)
Year Ended 10/31/00           $       24.54              53.57%
Year Ended 10/31/99           $       15.98              24.94%
Year Ended 10/31/98           $       12.79              (7.65%)

MID CAP GROWTH FUND
1/1/03 Through 6/30/03        $        4.15              16.25%
Year Ended 12/31/02           $        3.57             (29.45%)
10/1/01 Through 12/31/01^^    $        5.06              18.50%
Year Ended 9/30/01            $        4.27             (65.10%)
10/29/99* Through 9/30/00     $       12.51              25.12%

MID CAP VALUE FUND
1/1/03 Through 6/30/03        $       16.19              12.12%
Year Ended 12/31/02           $       14.44               2.68%
10/1/01 Through 12/31/01^^    $       14.10              11.20%
4/30/01** Through 9/30/01     $       13.43              (5.69%)

                                                                    RATIOS/SUPPLEMENTAL DATA:
                              ---------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                             ------------------------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                               NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                    END OF              INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03        $         76       1.50%       (1.13%)                  1.89%                 (1.52%)           23%
Year Ended 12/31/02           $         82       1.50%       (1.20%)                  1.82%                 (1.52%)           52%
11/1/01 Through 12/31/01^     $        125       1.50%       (1.21%)                  1.63%                 (1.34%)            8%
Year Ended 10/31/01           $        120       1.50%       (1.13%)                  1.64%                 (1.27%)           57%
Year Ended 10/31/00           $        154       1.50%       (0.99%)                  1.76%                 (1.25%)           87%
Year Ended 10/31/99           $         78       1.49%       (0.95%)                  1.89%                 (1.35%)           92%
Year Ended 10/31/98           $         62       1.50%       (0.91%)                  1.83%                 (1.24%)           68%

MID CAP GROWTH FUND
1/1/03 Through 6/30/03        $         56       1.35%       (1.06%)                  1.72%                 (1.43%)           28%
Year Ended 12/31/02           $         53       1.35%       (1.15%)                  1.62%                 (1.42%)           39%
10/1/01 Through 12/31/01^^    $        101       1.35%       (0.84%)                  1.35%                 (0.84%)          135%
Year Ended 9/30/01            $         94       1.30%       (0.54%)                  1.30%                 (0.54%)          159%
10/29/99* Through 9/30/00     $         33       1.16%       (0.68%)                  1.20%                 (0.72%)          147%

MID CAP VALUE FUND
1/1/03 Through 6/30/03        $         76       1.25%        0.42%                   1.65%                  0.02%            22%
Year Ended 12/31/02           $         26       1.25%        0.50%                   1.70%                  0.05%            51%
10/1/01 Through 12/31/01^^    $          5       1.25%        0.47%                   3.72%!!               (2.00%)           15%
4/30/01** Through 9/30/01     $          2       1.30%        0.71%                  15.30%!!              (13.29%)!!         98%

SEE NOTES TO FINANCIAL STATEMENTS.

                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                 -------------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                  NET ASSET             NET      SECURITIES
                                     VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                  BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                  OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03        $       17.68           (0.06)@          1.97             1.91
Year Ended 12/31/02           $       21.53           (0.15)@         (3.57)           (3.72)
11/1/01 Through 12/31/01^     $       19.64           (0.03)@          1.92             1.89
Year Ended 10/31/01           $       27.89           (0.10)          (4.26)           (4.36)
Year Ended 10/31/00           $       22.77           (0.20)@          7.97             7.77
Year Ended 10/31/99           $       20.40           (0.13)@          2.67             2.54
Year Ended 10/31/98           $       23.57           (0.11)          (2.42)           (2.53)

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03        $        5.50           (0.04)@          0.89             0.85
Year Ended 12/31/02           $        9.25           (0.09)@         (3.66)           (3.75)
10/1/01 Through 12/31/01^^    $        6.80           (0.01)           2.46             2.45
4/30/01** Through 9/30/01     $        9.20           (0.05)@         (2.35)           (2.40)

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                             LESS DISTRIBUTIONS:
                                 ------------------------------------------
                                  DIVIDENDS
                                   FROM NET   DISTRIBUTIONS
                                 INVESTMENT    FROM CAPITAL           TOTAL
                                     INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --            0.13            0.13
11/1/01 Through 12/31/01^                --              --              --
Year Ended 10/31/01                      --            3.89            3.89
Year Ended 10/31/00                      --            2.65            2.65
Year Ended 10/31/99                      --            0.17            0.17
Year Ended 10/31/98                      --            0.64            0.64

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
10/1/01 Through 12/31/01^^               --              --              --
4/30/01** Through 9/30/01                --              --              --

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ^^ The Fund changed its fiscal year end from September 30 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  + Amount rounds to less than one million.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------

                                  NET ASSET
                                 VALUE, END              TOTAL
                                  OF PERIOD      RETURN (1)(a)
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03        $       19.59              10.80%
Year Ended 12/31/02           $       17.68             (17.30%)
11/1/01 Through 12/31/01^     $       21.53               9.62%
Year Ended 10/31/01           $       19.64             (16.62%)
Year Ended 10/31/00           $       27.89              37.10%
Year Ended 10/31/99           $       22.77              12.49%
Year Ended 10/31/98           $       20.40             (10.93%)

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03        $        6.35              15.45%
Year Ended 12/31/02           $        5.50             (40.54%)
10/1/01 Through 12/31/01^^    $        9.25              36.03%
4/30/01** Through 9/30/01     $        6.80             (26.09%)

                                                                    RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS: #
                                               -----------------------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                NET ASSETS,                      NET               EXPENSES            INCOME (LOSS)
                                     END OF               INVESTMENT       WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                     PERIOD         NET       INCOME         REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                 (MILLIONS)    EXPENSES       (LOSS)   AND EARNINGS CREDITS     AND EARNINGS CREDITS      RATE (a)
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03        $          74        1.38%       (0.73%)                 1.59%                   (0.94%)          17%
Year Ended 12/31/02           $          77        1.38%       (0.74%)                 1.40%                   (0.76%)          51%
11/1/01 Through 12/31/01^     $          71        1.38%       (0.81%)                 1.38%                   (0.81%)           6%
Year Ended 10/31/01           $          67        1.39%       (0.80%)                 1.40%                   (0.81%)          47%
Year Ended 10/31/00           $          93        1.44%       (0.77%)                 1.44%                   (0.77%)          75%
Year Ended 10/31/99           $          98        1.40%       (0.59%)                 1.40%                   (0.59%)          92%
Year Ended 10/31/98           $         133        1.38%       (0.43%)                 1.38%                   (0.43%)          74%

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03        $           1        1.60%       (1.30%)                23.81%!!                (23.51%)!!        71%
Year Ended 12/31/02           $           1        1.60%       (1.39%)                21.25%!!                (21.04%)!!        76%
10/1/01 Through 12/31/01^^    $          --+       1.54%       (1.27%)                12.17%!!                (11.90%)!!        25%
4/30/01** Through 9/30/01     $          --+       1.60%       (1.37%)                11.04%!!                (10.81%)!!        71%

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                 -------------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                  NET ASSET             NET      SECURITIES
                                     VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                  BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                  OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03        $       11.63           (0.10)@          1.53             1.43
Year Ended 12/31/02           $       15.16           (0.27)          (3.26)           (3.53)
11/1/01 Through 12/31/01^     $       13.72           (0.04)           1.48             1.44
Year Ended 10/31/01           $       23.96           (0.23)          (6.63)           (6.86)
Year Ended 10/31/00           $       15.71           (0.40)@          8.65             8.25
Year Ended 10/31/99           $       12.67           (0.27)           3.31             3.04
Year Ended 10/31/98           $       13.81           (0.17)          (0.97)           (1.14)

MID CAP GROWTH FUND
1/1/03 Through 6/30/03        $        3.49           (0.03)@          0.59             0.56
Year Ended 12/31/02           $        4.99           (0.08)@         (1.42)           (1.50)
10/1/01 Through 12/31/01^^    $        4.22           (0.02)           0.79             0.77
Year Ended 9/30/01            $       12.43           (0.07)@         (7.98)           (8.05)
10/29/99* Through 9/30/00     $       10.00           (0.17)           2.60             2.43

MID CAP VALUE FUND
1/1/03 Through 6/30/03        $       14.32           (0.02)@          1.69             1.67
Year Ended 12/31/02           $       14.06           (0.04)@          0.31             0.27
10/1/01 Through 12/31/01^^    $       13.40           (0.01)@          1.47             1.46
4/30/01** Through 9/30/01     $       14.24              --@          (0.84)           (0.84)

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                             LESS DISTRIBUTIONS:
                                 ------------------------------------------
                                  DIVIDENDS
                                   FROM NET   DISTRIBUTIONS
                                 INVESTMENT    FROM CAPITAL           TOTAL
                                     INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
11/1/01 Through 12/31/01^                --              --              --
Year Ended 10/31/01                      --            3.38            3.38
Year Ended 10/31/00                      --              --              --
Year Ended 10/31/99                      --              --              --
Year Ended 10/31/98                      --              --              --

MID CAP GROWTH FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
10/1/01 Through 12/31/01^^               --              --              --
Year Ended 9/30/01                       --            0.16            0.16
10/29/99* Through 9/30/00                --              --              --

MID CAP VALUE FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --            0.01            0.01
10/1/01 Through 12/31/01^^             0.05            0.75            0.80
4/30/01** Through 9/30/01                --              --              --

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ^^ The Fund changed its fiscal year end from September 30 to December 31.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                       PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------
                                            NET ASSET
                                           VALUE, END             TOTAL
                                            OF PERIOD     RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                  $       13.06             12.30%
Year Ended 12/31/02                     $       11.63            (23.28%)
11/1/01 Through 12/31/01^               $       15.16             10.50%
Year Ended 10/31/01                     $       13.72            (31.02%)
Year Ended 10/31/00                     $       23.96             52.51%
Year Ended 10/31/99                     $       15.71             23.99%
Year Ended 10/31/98                     $       12.67             (8.25%)

MID CAP GROWTH FUND
1/1/03 Through 6/30/03                  $        4.05             16.05%
Year Ended 12/31/02                     $        3.49            (30.06%)
10/1/01 Through 12/31/01^^              $        4.99             18.25%
Year Ended 9/30/01                      $        4.22            (65.30%)
10/29/99* Through 9/30/00               $       12.43             24.31%

MID CAP VALUE FUND
1/1/03 Through 6/30/03                  $       15.99             11.66%
Year Ended 12/31/02                     $       14.32              1.94%
10/1/01 Through 12/31/01^^              $       14.06             10.94%
4/30/01** Through 9/30/01               $       13.40             (5.90%)

                                                           RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                    ---------------------------------------------------------
                                     NET ASSETS,                             NET                EXPENSES
                                          END OF                      INVESTMENT        WITHOUT WAIVERS,
                                          PERIOD           NET            INCOME          REIMBURSEMENTS
                                      (MILLIONS)      EXPENSES            (LOSS)    AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03             $          50          2.12%           (1.75%)                   2.39%
Year Ended 12/31/02                $          48          2.12%           (1.82%)                   2.32%
11/1/01 Through 12/31/01^          $          72          2.12%           (1.83%)                   2.12%
Year Ended 10/31/01                $          67          2.13%           (1.75%)                   2.14%
Year Ended 10/31/00                $         110          2.20%           (1.69%)                   2.26%
Year Ended 10/31/99                $          66          2.23%           (1.69%)                   2.39%
Year Ended 10/31/98                $          57          2.24%           (1.65%)                   2.33%

MID CAP GROWTH FUND
1/1/03 Through 6/30/03             $           3          2.05%           (1.76%)                   2.35%
Year Ended 12/31/02                $           3          2.05%           (1.85%)                   2.32%
10/1/01 Through 12/31/01^^         $           5          2.05%           (1.53%)                   2.05%
Year Ended 9/30/01                 $           6          2.00%           (1.22%)                   2.00%
10/29/99* Through 9/30/00          $          25          1.86%           (1.38%)                   1.91%

MID CAP VALUE FUND
1/1/03 Through 6/30/03             $          34          2.00%           (0.32%)                   2.28%
Year Ended 12/31/02                $          14          2.00%           (0.27%)                   2.49%
10/1/01 Through 12/31/01^^         $           3          1.99%           (0.27%)                   4.47%!!
4/30/01** Through 9/30/01          $           1          2.03%            0.01%                   16.00%!!

                                                        RATIOS/SUPPLEMENTAL DATA:
                                         ------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: #
                                         ------------------------------------------------------
                                                    NET INVESTMENT
                                                      INCOME (LOSS)
                                                   WITHOUT WAIVERS,             PORTFOLIO
                                                     REIMBURSEMENTS              TURNOVER
                                               AND EARNINGS CREDITS              RATE (a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                                       (2.02%)                   23%
Year Ended 12/31/02                                          (2.02%)                   52%
11/1/01 Through 12/31/01^                                    (1.83%)                    8%
Year Ended 10/31/01                                          (1.76%)                   57%
Year Ended 10/31/00                                          (1.75%)                   87%
Year Ended 10/31/99                                          (1.85%)                   92%
Year Ended 10/31/98                                          (1.74%)                   68%

MID CAP GROWTH FUND
1/1/03 Through 6/30/03                                       (2.06%)                   28%
Year Ended 12/31/02                                          (2.12%)                   39%
10/1/01 Through 12/31/01^^                                   (1.53%)                  135%
Year Ended 9/30/01                                           (1.22%)                  159%
10/29/99* Through 9/30/00                                    (1.43%)                  147%

MID CAP VALUE FUND
1/1/03 Through 6/30/03                                       (0.60%)                   22%
Year Ended 12/31/02                                          (0.76%)                   51%
10/1/01 Through 12/31/01^^                                   (2.75%)                   15%
4/30/01** Through 9/30/01                                   (13.96%)!!                 98%

SEE NOTES TO FINANCIAL STATEMENTS.

                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                 -------------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                  NET ASSET             NET      SECURITIES
                                     VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                  BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                  OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03        $       16.50           (0.12)@          1.85             1.73
Year Ended 12/31/02           $       20.26           (0.29)@         (3.34)           (3.63)
11/1/01 Through 12/31/01^     $       18.50           (0.05)@          1.81             1.76
Year Ended 10/31/01           $       26.73           (0.09)          (4.25)           (4.34)
Year Ended 10/31/00           $       22.06           (0.37)@          7.69             7.32
Year Ended 10/31/99           $       19.91           (0.28)@          2.60             2.32
Year Ended 10/31/98           $       23.19           (0.31)          (2.33)           (2.64)

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03        $        5.47           (0.06)@          0.88             0.82
Year Ended 12/31/02           $        9.25           (0.14)@         (3.64)           (3.78)
10/1/01 Through 12/31/01^^    $        6.80           (0.02)           2.47             2.45
4/30/01** Through 9/30/01     $        9.20           (0.08)@         (2.32)           (2.40)

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                             LESS DISTRIBUTIONS:
                                 ------------------------------------------
                                  DIVIDENDS
                                   FROM NET   DISTRIBUTIONS
                                 INVESTMENT    FROM CAPITAL           TOTAL
                                     INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --            0.13            0.13
11/1/01 Through 12/31/01^                --              --              --
Year Ended 10/31/01                      --            3.89            3.89
Year Ended 10/31/00                      --            2.65            2.65
Year Ended 10/31/99                      --            0.17            0.17
Year Ended 10/31/98                      --            0.64            0.64

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
10/1/01 Through 12/31/01^^               --              --              --
4/30/01** Through 9/30/01                --              --              --

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ^^ The Fund changed its fiscal year end from September 30 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  + Amount rounds to less than one million.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                          PER SHARE OPERATING PERFORMANCE:
                                  -----------------------------------------------
                                        NET ASSET
                                       VALUE, END                    TOTAL
                                        OF PERIOD            RETURN (1)(a)
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03              $       18.23                    10.48%
Year Ended 12/31/02                 $       16.50                   (17.94%)
11/1/01 Through 12/31/01^           $       20.26                     9.51%
Year Ended 10/31/01                 $       18.50                   (17.37%)
Year Ended 10/31/00                 $       26.73                    36.17%
Year Ended 10/31/99                 $       22.06                    11.69%
Year Ended 10/31/98                 $       19.91                   (11.60%)

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03              $        6.29                    14.99%
Year Ended 12/31/02                 $        5.47                   (40.86%)
10/1/01 Through 12/31/01^^          $        9.25                    36.03%
4/30/01** Through 9/30/01           $        6.80                   (26.09%)

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                     -----------------------------------------------------------------------------
                                                                       RATIOS TO AVERAGE NET ASSETS: #
                                                          --------------------------------------------------------
                                           NET ASSETS,                             NET                 EXPENSES
                                                END OF                      INVESTMENT         WITHOUT WAIVERS,
                                                PERIOD            NET           INCOME           REIMBURSEMENTS
                                            (MILLIONS)       EXPENSES           (LOSS)     AND EARNINGS CREDITS
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03                   $          19           2.12%           (1.47%)                   2.23%
Year Ended 12/31/02                      $          23           2.12%           (1.50%)                   2.16%
11/1/01 Through 12/31/01^                $          42           2.12%           (1.55%)                   2.12%
Year Ended 10/31/01                      $          39           2.13%           (1.54%)                   2.14%
Year Ended 10/31/00                      $          57           2.17%           (1.50%)                   2.17%
Year Ended 10/31/99                      $          57           2.12%           (1.31%)                   2.12%
Year Ended 10/31/98                      $          80           2.10%           (1.15%)                   2.10%

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                   $          --+          2.35%           (2.05%)                  24.15%!!
Year Ended 12/31/02                      $          --+          2.35%           (2.14%)                  21.81%!!
10/1/01 Through 12/31/01^^               $          --+          2.35%           (2.09%)                  12.97%!!
4/30/01** Through 9/30/01                $          --+          2.38%           (2.11%)                  12.16%!!

                                                         RATIOS/SUPPLEMENTAL DATA:
                                            ------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: #
                                            ------------------------------------------------
                                                      NET INVESTMENT
                                                        INCOME (LOSS)
                                                     WITHOUT WAIVERS,        PORTFOLIO
                                                       REIMBURSEMENTS         TURNOVER
                                                 AND EARNINGS CREDITS         RATE (a)
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03                                         (1.58%)              17%
Year Ended 12/31/02                                            (1.54%)              51%
11/1/01 Through 12/31/01^                                      (1.55%)               6%
Year Ended 10/31/01                                            (1.55%)              47%
Year Ended 10/31/00                                            (1.50%)              75%
Year Ended 10/31/99                                            (1.31%)              92%
Year Ended 10/31/98                                            (1.15%)              74%

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                                        (23.85%)!!            71%
Year Ended 12/31/02                                           (21.60%)!!            76%
10/1/01 Through 12/31/01^^                                    (12.71%)!!            25%
4/30/01** Through 9/30/01                                     (11.89%)!!            71%

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                 -------------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                  NET ASSET             NET      SECURITIES
                                     VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                  BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                  OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03        $       11.61           (0.10)@          1.53             1.43
Year Ended 12/31/02           $       15.13           (0.21)          (3.31)           (3.52)
11/1/01 Through 12/31/01 ^    $       13.70           (0.04)           1.47             1.43
Year Ended 10/31/01           $       23.93           (0.23)          (6.62)           (6.85)
Year Ended 10/31/00           $       15.69           (0.35)@          8.59             8.24
Year Ended 10/31/99           $       12.66           (0.26)           3.29             3.03
1/7/98** Through 10/31/98     $       13.17           (0.08)          (0.43)           (0.51)

MID CAP VALUE FUND
1/1/03 Through 6/30/03        $       14.35           (0.03)@          1.71             1.68
Year Ended 12/31/02           $       14.09           (0.04)@          0.31             0.27
10/1/01 Through 12/31/01^^    $       13.41           (0.01)@          1.48             1.47
4/30/01** Through 9/30/01     $       14.24              --@          (0.83)           (0.83)

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03        $        5.46           (0.06)@          0.87             0.81
Year Ended 12/31/02           $        9.23           (0.14)@         (3.63)           (3.77)
10/1/01 Through 12/31/01^^    $        6.79           (0.01)           2.45             2.44
4/30/01** Through 9/30/01     $        9.20           (0.08)@         (2.33)           (2.41)

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                             LESS DISTRIBUTIONS:
                                 ------------------------------------------
                                  DIVIDENDS
                                   FROM NET   DISTRIBUTIONS
                                 INVESTMENT    FROM CAPITAL           TOTAL
                                     INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
11/1/01 Through 12/31/01 ^               --              --              --
Year Ended 10/31/01                      --            3.38            3.38
Year Ended 10/31/00                      --              --              --
Year Ended 10/31/99                      --              --              --
1/7/98** Through 10/31/98                --              --              --

MID CAP VALUE FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --            0.01            0.01
10/1/01 Through 12/31/01^^             0.04            0.75            0.79
4/30/01** Through 9/30/01                --              --              --

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
10/1/01 Through 12/31/01^^               --              --              --
4/30/01** Through 9/30/01                --              --              --

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ^^ The Fund changed its fiscal year end from September 30 to December 31.
 ** Commencement of offering of class of shares..
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  + Amounts round to less than one million.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                           PER SHARE OPERATING PERFORMANCE:
                                    ---------------------------------------------

                                           NET ASSET
                                          VALUE, END                    TOTAL
                                           OF PERIOD            RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                 $       13.04                    12.32%
Year Ended 12/31/02                    $       11.61                   (23.26%)
11/1/01 Through 12/31/01 ^             $       15.13                    10.44%
Year Ended 10/31/01                    $       13.70                   (31.02%)
Year Ended 10/31/00                    $       23.93                    52.52%
Year Ended 10/31/99                    $       15.69                    23.93%
1/7/98** Through 10/31/98              $       12.66                    (3.87%)

MID CAP VALUE FUND
1/1/03 Through 6/30/03                 $       16.03                    11.71%
Year Ended 12/31/02                    $       14.35                     1.94%
10/1/01 Through 12/31/01^^             $       14.09                    11.05%
4/30/01** Through 9/30/01              $       13.41                    (5.83%)

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                 $        6.27                    14.84%
Year Ended 12/31/02                    $        5.46                   (40.85%)
10/1/01 Through 12/31/01^^             $        9.23                    35.94%
4/30/01** Through 9/30/01              $        6.79                   (26.20%)

                                                           RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS: #
                                                      ------------------------------------------------------------
                                    NET ASSETS,                                  NET                 EXPENSES
                                         END OF                           INVESTMENT         WITHOUT WAIVERS,
                                         PERIOD                  NET          INCOME           REIMBURSEMENTS
                                     (MILLIONS)             EXPENSES          (LOSS)     AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03            $          13                 2.12%          (1.75%)                   2.39%
Year Ended 12/31/02               $          10                 2.12%          (1.82%)                   2.32%
11/1/01 Through 12/31/01 ^        $          11                 2.12%          (1.83%)                   2.12%
Year Ended 10/31/01               $          10                 2.13%          (1.76%)                   2.14%
Year Ended 10/31/00               $          14                 2.20%          (1.69%)                   2.26%
Year Ended 10/31/99               $           6                 2.23%          (1.69%)                   2.39%
1/7/98** Through 10/31/98         $           5                 2.24%          (1.55%)                   2.29%

MID CAP VALUE FUND
1/1/03 Through 6/30/03            $          32                 2.00%          (0.34%)                   2.28%
Year Ended 12/31/02               $           9                 2.00%          (0.28%)                   2.51%
10/1/01 Through 12/31/01^^        $           3                 1.99%          (0.30%)                   4.48%!!
4/30/01** Through 9/30/01         $           2                 2.04%           0.03%                   15.95%!!

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03            $          --+                2.35%          (2.05%)                  24.45%!!
Year Ended 12/31/02               $          --+                2.35%          (2.14%)                  20.89%!!
10/1/01 Through 12/31/01^^        $          --+                2.35%          (2.11%)                  12.97%!!
4/30/01** Through 9/30/01         $          --+                2.35%          (2.11%)                  10.97%!!

                                                        RATIOS/SUPPLEMENTAL DATA:
                                           --------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: #
                                           --------------------------------------------------
                                                      NET INVESTMENT
                                                       INCOME (LOSS)
                                                    WITHOUT WAIVERS,        PORTFOLIO
                                                      REIMBURSEMENTS         TURNOVER
                                                AND EARNINGS CREDITS         RATE (a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                                         (2.02%)             23%
Year Ended 12/31/02                                            (2.02%)             52%
11/1/01 Through 12/31/01 ^                                     (1.83%)              8%
Year Ended 10/31/01                                            (1.77%)             57%
Year Ended 10/31/00                                            (1.75%)             87%
Year Ended 10/31/99                                            (1.85%)             92%
1/7/98** Through 10/31/98                                      (1.60%)             68%

MID CAP VALUE FUND
1/1/03 Through 6/30/03                                         (0.62%)             22%
Year Ended 12/31/02                                            (0.79%)             51%
10/1/01 Through 12/31/01^^                                     (2.79%)             15%
4/30/01** Through 9/30/01                                     (13.88%)!!           98%

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                                        (24.15%)!!           71%
Year Ended 12/31/02                                           (20.68%)!!           76%
10/1/01 Through 12/31/01^^                                    (12.73%)!!           25%
4/30/01** Through 9/30/01                                     (10.73%)!!           71%

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                 -------------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                  NET ASSET             NET      SECURITIES
                                     VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                  BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                  OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
MID CAP VALUE FUND
1/1/03 Through 6/30/03        $       14.52            0.07@           1.73             1.80
Year Ended 12/31/02           $       14.14            0.15@           0.30             0.45
10/1/01 Through 12/31/01^^    $       13.47            0.03@           1.48             1.51
Year Ended 9/30/01            $       13.06            0.15@           1.28             1.43
Year Ended 9/30/00            $       13.56            0.11            2.59             2.70
Year Ended 9/30/99            $       10.62            0.02            3.20             3.22
11/13/97* Through 9/30/98     $       10.00            0.11            0.54             0.65

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03        $        5.59           (0.02)@          0.91             0.89
Year Ended 12/31/02           $        9.32           (0.04)@         (3.69)           (3.73)
10/1/01 Through 12/31/01^^    $        6.83              --            2.49             2.49
Year Ended 9/30/01            $       15.12           (0.07)@         (6.07)           (6.14)
Year Ended 9/30/00            $       13.45           (0.08)           4.34             4.26
Year Ended 9/30/99            $        9.47            0.08            4.28             4.36
11/14/97* Through 9/30/98     $       10.00            0.08           (0.59)           (0.51)

U.S. SMALL COMPANY FUND
1/1/03 Through 6/30/03        $        9.95            0.03@           1.23             1.26
Year Ended 12/31/02           $       12.57            0.05           (2.61)           (2.56)
6/1/01 Through 12/31/01^      $       13.34            0.05@          (0.78)           (0.73)
Year Ended 5/31/01            $       15.11            0.08            0.03             0.11
Year Ended 5/31/00            $       11.98            0.04            3.10             3.14
Year Ended 5/31/99            $       15.30            0.08           (1.83)           (1.75)
Year Ended 5/31/98            $       14.09            0.09            3.04             3.13

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                             LESS DISTRIBUTIONS:
                                 ------------------------------------------
                                  DIVIDENDS
                                   FROM NET   DISTRIBUTIONS
                                 INVESTMENT    FROM CAPITAL           TOTAL
                                     INCOME           GAINS   DISTRIBUTIONS
MID CAP VALUE FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                    0.06            0.01            0.07
10/1/01 Through 12/31/01^^             0.09            0.75            0.84
Year Ended 9/30/01                     0.15            0.87            1.02
Year Ended 9/30/00                     0.09            3.11            3.20
Year Ended 9/30/99                     0.10            0.18            0.28
11/13/97* Through 9/30/98              0.03              --            0.03

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                      --              --              --
10/1/01 Through 12/31/01^^               --              --              --
Year Ended 9/30/01                       --            2.15            2.15
Year Ended 9/30/00                     0.04            2.55            2.59
Year Ended 9/30/99                     0.09            0.29            0.38
11/14/97* Through 9/30/98              0.02              --            0.02

U.S. SMALL COMPANY FUND
1/1/03 Through 6/30/03                   --              --              --
Year Ended 12/31/02                    0.06              --            0.06
6/1/01 Through 12/31/01^               0.04              --            0.04
Year Ended 5/31/01                     0.09            1.79            1.88
Year Ended 5/31/00                     0.01              --            0.01
Year Ended 5/31/99                     0.08            1.49            1.57
Year Ended 5/31/98                     0.08            1.84            1.92

 ^^ The Fund changed its fiscal year end from September 30 to December 31.
  ^ The fund changed its fiscal year end from May 31 to December 31.
  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                       PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------
                                         NET ASSET
                                        VALUE, END           TOTAL
                                         OF PERIOD      RETURN (a)
MID CAP VALUE FUND
1/1/03 Through 6/30/03               $       16.32           12.40%
Year Ended 12/31/02                  $       14.52            3.23%
10/1/01 Through 12/31/01^^           $       14.14           11.30%
Year Ended 9/30/01                   $       13.47           11.19%
Year Ended 9/30/00                   $       13.06           23.76%
Year Ended 9/30/99                   $       13.56           30.41%
11/13/97* Through 9/30/98            $       10.62            6.50%

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03               $        6.48           15.92%
Year Ended 12/31/02                  $        5.59          (40.02%)
10/1/01 Through 12/31/01^^           $        9.32           36.46%
Year Ended 9/30/01                   $        6.83          (45.44%)
Year Ended 9/30/00                   $       15.12           36.33%
Year Ended 9/30/99                   $       13.45           46.61%
11/14/97* Through 9/30/98            $        9.47           (5.15%)

U.S. SMALL COMPANY FUND
1/1/03 Through 6/30/03               $       11.21           12.66%
Year Ended 12/31/02                  $        9.95          (20.36%)
6/1/01 Through 12/31/01^             $       12.57           (5.50%)
Year Ended 5/31/01                   $       13.34            0.94%
Year Ended 5/31/00                   $       15.11           26.23%
Year Ended 5/31/99                   $       11.98          (10.79%)
Year Ended 5/31/98                   $       15.30           23.55%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                              -----------------------------------------------------------------
                                             NET ASSETS,                               NET                 EXPENSES
                                                  END OF                        INVESTMENT         WITHOUT WAIVERS,
                                                  PERIOD              NET           INCOME           REIMBURSEMENTS
                                              (MILLIONS)         EXPENSES           (LOSS)     AND EARNINGS CREDITS
MID CAP VALUE FUND
1/1/03 Through 6/30/03                     $         140             0.75%            0.94%                    1.07%
Year Ended 12/31/02                        $          59             0.75%            1.01%                    1.22%
10/1/01 Through 12/31/01^^                 $           4             0.75%            0.94%                    3.30%!!
Year Ended 9/30/01                         $           4             0.75%            1.07%                    3.25%!!
Year Ended 9/30/00                         $           5             0.97%            0.84%                    4.24%!!
Year Ended 9/30/99                         $           4             1.25%            0.06%                    5.11%!!
11/13/97* Through 9/30/98                  $           3             1.25%            0.73%                    7.72%!!

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                     $           1             0.85%           (0.56%)                  15.65%!!
Year Ended 12/31/02                        $           1             0.85%           (0.64%)                   8.07%!!
10/1/01 Through 12/31/01^^                 $           2             0.85%           (0.62%)                   6.66%!!
Year Ended 9/30/01                         $           2             0.85%           (0.53%)                   5.82%!!
Year Ended 9/30/00                         $           4             1.05%           (0.61%)                   5.47%!!
Year Ended 9/30/99                         $           2             1.35%           (0.68%)                  10.19%!!
11/14/97* Through 9/30/98                  $           1             1.35%           (0.30%)                  13.84%!!

U.S. SMALL COMPANY FUND
1/1/03 Through 6/30/03                     $         186             0.83%            0.54%                    0.94%
Year Ended 12/31/02                        $         214             0.83%            0.41%                    0.93%
6/1/01 Through 12/31/01^                   $         269             0.82%            0.57%                    0.86%
Year Ended 5/31/01                         $         410             0.82%            0.54%                    0.82%
Year Ended 5/31/00                         $         358             0.80%            0.26%                    0.82%
Year Ended 5/31/99                         $         345             0.80%            0.55%                    0.85%
Year Ended 5/31/98                         $         420             0.80%            0.55%                    0.85%

                                                        RATIOS/SUPPLEMENTAL DATA:
                                           --------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: #
                                           --------------------------------------------------------
                                                      NET INVESTMENT
                                                        INCOME (LOSS)
                                                     WITHOUT WAIVERS,        PORTFOLIO
                                                       REIMBURSEMENTS         TURNOVER
                                                 AND EARNINGS CREDITS       RATE ~ (a)
MID CAP VALUE FUND
1/1/03 Through 6/30/03                                          0.62%               22%
Year Ended 12/31/02                                             0.54%               51%
10/1/01 Through 12/31/01^^                                     (1.61%)              15%
Year Ended 9/30/01                                             (1.43%)              98%
Year Ended 9/30/00                                             (2.43%)              99%
Year Ended 9/30/99                                             (3.80%)!!           109%
11/13/97* Through 9/30/98                                      (5.74%)!!            73%

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                                        (15.36%)!!            71%
Year Ended 12/31/02                                            (7.86%)!!            76%
10/1/01 Through 12/31/01^^                                     (6.43%)!!            25%
Year Ended 9/30/01                                             (5.50%)!!            71%
Year Ended 9/30/00                                             (5.03%)!!            88%
Year Ended 9/30/99                                             (9.52%)!!            71%
11/14/97* Through 9/30/98                                     (12.79%)!!            35%

U.S. SMALL COMPANY FUND
1/1/03 Through 6/30/03                                          0.43%               33%
Year Ended 12/31/02                                             0.31%               90%
6/1/01 Through 12/31/01^                                        0.53%               48%
Year Ended 5/31/01                                              0.54%              110%
Year Ended 5/31/00                                              0.24%              104%
Year Ended 5/31/99                                              0.50%              104%
Year Ended 5/31/98                                              0.50%               96%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT SHARES

                                                                  PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                          ------------------------------------------  ---------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                               NET ASSET          NET      SECURITIES                   DIVIDENDS
                                  VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03         $   12.32        (0.04)@          1.62          1.58            --              --              --
Year Ended 12/31/02            $   15.89        (0.08)          (3.49)        (3.57)           --              --              --
11/1/01 Through 12/31/01^      $   14.37        (0.02)           1.54          1.52            --              --              --
Year Ended 10/31/01            $   24.65        (0.21)          (6.69)        (6.90)           --            3.38            3.38
Year Ended 10/31/00            $   15.98        (0.13)@          8.80          8.67            --              --              --
4/15/99** Through 10/31/99     $   14.11        (0.05)           1.92          1.87            --              --              --

MID CAP EQUITY FUND^^
1/1/03 Through 6/30/03         $   24.39         0.06            3.26          3.32          0.06              --            0.06
Year Ended 12/31/02            $   29.51         0.13           (4.07)        (3.94)         0.13            1.05            1.18
11/1/01 Through 12/31/01^      $   26.17         0.02            3.43          3.45          0.02            0.09            0.11
Year Ended 10/31/01            $   37.85         0.12           (5.30)        (5.18)         0.12            6.38            6.50
Year Ended 10/31/00            $   37.55         0.17            9.34          9.51          0.20            9.01            9.21
Year Ended 10/31/99            $   29.63         0.15            8.52          8.67          0.14            0.61            0.75
Year Ended 10/31/98            $   32.39         0.14           (0.42)        (0.28)         0.13            2.35            2.48

MID CAP VALUE FUND
1/1/03 Through 6/30/03         $   14.48         0.05@           1.73          1.78            --              --              --
Year Ended 12/31/02            $   14.14         0.14@           0.27          0.41          0.06            0.01            0.07
10/31/01** Through 12/31/01^   $   13.48         0.01@           1.49          1.50          0.09            0.75            0.84

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ^^ On November 20, 1998, the fund underwent a split of shares. Prior periods have been restated to reflect the split.
 ** Commencement of offering of class of shares..
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  + Amounts round to less than one million.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                               PER SHARE OPERATING PERFORMANCE:
                                            ------------------------------------
                                                   NET ASSET
                                                  VALUE, END          TOTAL
                                                   OF PERIOD     RETURN (a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03                          $      13.90          12.82%
Year Ended 12/31/02                             $      12.32         (22.47%)
11/1/01 Through 12/31/01^                       $      15.89          10.58%
Year Ended 10/31/01                             $      14.37         (30.20%)
Year Ended 10/31/00                             $      24.65          54.26%
4/15/99** Through 10/31/99                      $      15.98          13.25%

MID CAP EQUITY FUND^^
1/1/03 Through 6/30/03                          $      27.65          13.65%
Year Ended 12/31/02                             $      24.39         (13.39%)
11/1/01 Through 12/31/01^                       $      29.51          13.20%
Year Ended 10/31/01                             $      26.17         (15.27%)
Year Ended 10/31/00                             $      37.85          30.94%
Year Ended 10/31/99                             $      37.55          29.65%
Year Ended 10/31/98                             $      29.63          (0.70%)

MID CAP VALUE FUND
1/1/03 Through 6/30/03                          $      16.26          12.29%
Year Ended 12/31/02                             $      14.48           2.90%
10/31/01** Through 12/31/01^                    $      14.14          11.18%

                                                                       RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------------------------------------------------------------------------
                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                               NET ASSETS,              NET ASSETS,                 EXPENSES           INCOME (LOSS)
                                    END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DYNAMIC SMALL CAP FUND
1/1/03 Through 6/30/03         $        11       1.10%        (0.73%)                   1.25%                  (0.88%)          23%
Year Ended 12/31/02            $        12       1.10%        (0.79%)                   1.22%                  (0.91%)          52%
11/1/01 Through 12/31/01^      $         8       1.10%        (0.82%)                  10.33%!!               (10.05%)!!         8%
Year Ended 10/31/01            $        --+      1.12%        (0.76%)                  12.21%!!               (11.86%)!!        57%
Year Ended 10/31/00            $        --+      1.10%        (0.59%)                  15.48%!!               (14.97%)!!        87%
4/15/99** Through 10/31/99     $        --+      1.91%        (0.96%)                  34.70%!!               (33.75%)!!        92%

MID CAP EQUITY FUND^^
1/1/03 Through 6/30/03         $       159       0.90%         0.52%                    1.16%                   0.26%           39%
Year Ended 12/31/02            $       139       0.77%         0.51%                    1.14%                   0.14%           84%
11/1/01 Through 12/31/01^      $       155       0.60%         0.38%                    1.15%                  (0.17%)           2%
Year Ended 10/31/01            $       133       0.55%         0.38%                    1.15%                  (0.22%)          55%
Year Ended 10/31/00            $       164       0.41%         0.52%                    1.14%                  (0.21%)          84%
Year Ended 10/31/99            $       129       0.07%         0.44%                    0.93%                  (0.42%)         101%
Year Ended 10/31/98            $       112       0.08%         0.43%                    0.94%                  (0.43%)          67%

MID CAP VALUE FUND
1/1/03 Through 6/30/03         $        31       1.00%         0.69%                    1.28%                   0.41%           22%
Year Ended 12/31/02            $        14       1.00%         0.96%                    1.71%                   0.25%           51%
10/31/01** Through 12/31/01^   $        --+      0.99%         0.58%                    3.68%!!                (2.11%)          15%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

                                                                     PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          ------------------------------------------  ----------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                               NET ASSET          NET      SECURITIES                   DIVIDENDS
                                  VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03         $   18.37        (0.02)@          2.06          2.04            --              --              --
Year Ended 12/31/02            $   22.25        (0.04)@         (3.71)        (3.75)           --            0.13            0.13
11/1/01 Through 12/31/01^      $   20.27        (0.01)@          1.99          1.98            --              --              --
Year Ended 10/31/01            $   28.52        (0.10)          (4.26)        (4.36)           --            3.89            3.89
Year Ended 10/31/00            $   23.10        (0.05)@          8.12          8.07            --            2.65            2.65
Year Ended 10/31/99            $   20.59        (0.02)@          2.70          2.68            --            0.17            0.17
Year Ended 10/31/98            $   23.71        (0.02)          (2.46)        (2.48)           --            0.64            0.64

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03         $    5.56        (0.02)@          0.90          0.88            --              --              --
Year Ended 12/31/02            $    9.30        (0.06)@         (3.68)        (3.74)           --              --              --
10/31/01** Through 12/31/01    $    7.77        (0.01)           1.54          1.53            --              --              --

TRUST SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03         $   33.35         0.01            3.52          3.53          0.01              --            0.01
Year Ended 12/31/02            $   40.46         0.04           (6.86)        (6.82)         0.03            0.26            0.29
11/1/01 Through 12/31/01^      $   36.65         0.01            3.81          3.82          0.01              --            0.01
Year Ended 10/31/01            $   51.12         0.10           (7.61)        (7.51)         0.14            6.82            6.96
Year Ended 10/31/00            $   47.66         0.08           12.44         12.52          0.08            8.98            9.06
Year Ended 10/31/99            $   52.73         0.64           (2.50)        (1.86)         0.64            2.57            3.21
Year Ended 10/31/98            $   60.54         0.74           (5.72)        (4.98)         0.75            2.08            2.83

  ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  + Amount rounds to less than one million.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                              PER SHARE OPERATING PERFORMANCE:
                                             ----------------------------------
                                                   NET ASSET
                                                  VALUE, END          TOTAL
                                                   OF PERIOD     RETURN (a)
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03                          $      20.41          11.11%
Year Ended 12/31/02                             $      18.37         (16.87%)
11/1/01 Through 12/31/01^                       $      22.25           9.77%
Year Ended 10/31/01                             $      20.27         (16.19%)
Year Ended 10/31/00                             $      28.52          37.94%
Year Ended 10/31/99                             $      23.10          13.06%
Year Ended 10/31/98                             $      20.59         (10.64%)

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03                          $       6.44          15.83%
Year Ended 12/31/02                             $       5.56         (40.22%)
10/31/01** Through 12/31/01                     $       9.30          19.69%

TRUST SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03                          $      36.87          10.59%
Year Ended 12/31/02                             $      33.35         (16.94%)
11/1/01 Through 12/31/01^                       $      40.46          10.42%
Year Ended 10/31/01                             $      36.65         (15.47%)
Year Ended 10/31/00                             $      51.12          30.16%
Year Ended 10/31/99                             $      47.66          (4.20%)
Year Ended 10/31/98                             $      52.73          (8.53%)

                                                                       RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------------------------------------------------------------------------
                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                            ----------------------------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                               NET ASSETS,              NET ASSETS,                 EXPENSES           INCOME (LOSS)
                                    END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03         $       531       0.85%        (0.20%)                   1.12%                  (0.47%)          17%
Year Ended 12/31/02            $       502       0.85%        (0.22%)                   1.09%                  (0.46%)          51%
11/1/01 Through 12/31/01^      $       532       0.88%        (0.31%)                   1.10%                  (0.53%)           6%
Year Ended 10/31/01            $       390       0.88%        (0.30%)                   1.12%                  (0.54%)          47%
Year Ended 10/31/00            $       383       0.88%        (0.20%)                   1.13%                  (0.45%)          75%
Year Ended 10/31/99            $       269       0.88%        (0.07%)                   1.13%                  (0.32%)          92%
Year Ended 10/31/98            $       254       1.04%        (0.09%)                   1.13%                  (0.18%)          74%

SMALL CAP GROWTH FUND
1/1/03 Through 6/30/03         $        --+      1.10%        (0.88%)                  33.07%!!               (32.85%)!!        71%
Year Ended 12/31/02            $        --+      1.10%        (0.89%)                  24.20%!!               (23.99%)!!        76%
10/31/01** Through 12/31/01    $        --+      1.10%        (0.88%)                   9.40%!!                (9.18%)!!        25%

TRUST SMALL CAP EQUITY FUND
1/1/03 Through 6/30/03         $       299       0.60%         0.06%                    1.11%                  (0.45%)          18%
Year Ended 12/31/02            $       259       0.51%         0.10%                    1.11%                  (0.50%)          52%
11/1/01 Through 12/31/01^      $       317       0.40%         0.09%                    1.12%                  (0.63%)           7%
Year Ended 10/31/01            $       299       0.34%         0.28%                    1.13%                  (0.51%)          50%
Year Ended 10/31/00            $       380       0.50%         0.19%                    1.07%                  (0.38%)          76%
Year Ended 10/31/99            $       339       0.04%         1.16%                    0.86%                   0.34%           55%
Year Ended 10/31/98            $       418       0.02%         1.28%                    0.85%                   0.45%            6%

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                       LESS DISTRIBUTIONS:
                                          ------------------------------------------  ----------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                               NET ASSET          NET      SECURITIES                   DIVIDENDS
                                  VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
U.S. SMALL COMPANY FUND+
1/1/03 Through 6/30/03         $    9.97        0.02@            1.23          1.25            --              --              --
Year Ended 12/31/02            $   12.57         0.03           (2.60)        (2.57)         0.03              --            0.03
6/1/01 Through 12/31/01^       $   13.43        0.04@           (0.79)        (0.75)         0.05            0.06            0.11
Year Ended 5/31/01             $   14.45         0.05            0.04          0.09          0.03            1.08            1.11
Year Ended 5/31/00             $   11.49           --            2.97          2.97          0.01              --            0.01
Year Ended 5/31/99             $   14.76         0.04           (1.76)        (1.72)         0.04            1.51            1.55
Year Ended 5/31/98             $   13.89         0.06            2.97          3.03          0.07            2.09            2.16

U.S. SMALL COMPANY
OPPORTUNITIES FUND
1/1/03 Through 6/30/03         $    7.04        (0.03)           0.61          0.58            --              --              --
Year Ended 12/31/02            $   10.48        (0.09)          (3.35)        (3.44)           --              --              --
6/1/01 Through 12/31/01^       $   12.19        (0.04)          (1.67)        (1.71)           --              --              --
Year Ended 5/31/01             $   15.90        (0.07)          (2.29)        (2.36)           --            1.35            1.35
Year Ended 5/31/00             $   12.17           --            3.73          3.73            --              --              --
Year Ended 5/31/99             $   12.57        (0.01)          (0.08)        (0.09)           --            0.31            0.31
6/16/97* Through 5/31/98       $   10.00        (0.02)           2.59          2.57            --              --              --

  + On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
  ^ The fund changed its fiscal year end from May 31 to December 31.
  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                               PER SHARE OPERATING PERFORMANCE:
                                              ----------------------------------
                                                   NET ASSET
                                                  VALUE, END          TOTAL
                                                   OF PERIOD     RETURN (a)
U.S. SMALL COMPANY FUND+
1/1/03 Through 6/30/03                          $      11.22          12.54%
Year Ended 12/31/02                             $       9.97         (20.48%)
6/1/01 Through 12/31/01^                        $      12.57          (5.56%)
Year Ended 5/31/01                              $      13.43           0.75%
Year Ended 5/31/00                              $      14.45          25.90%
Year Ended 5/31/99                              $      11.49         (10.95%)
Year Ended 5/31/98                              $      14.76          23.37%

U.S. SMALL COMPANY
OPPORTUNITIES FUND
1/1/03 Through 6/30/03                          $       7.62           8.24%
Year Ended 12/31/02                             $       7.04         (32.82%)
6/1/01 Through 12/31/01^                        $      10.48         (14.03%)
Year Ended 5/31/01                              $      12.19         (15.51%)
Year Ended 5/31/00                              $      15.90          30.65%
Year Ended 5/31/99                              $      12.17          (0.49%)
6/16/97* Through 5/31/98                        $      12.57          25.70%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------------
                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                               NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                    END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                    PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS     RATE ~ (a)
U.S. SMALL COMPANY FUND+
1/1/03 Through 6/30/03         $       161       1.01%         0.37%                    1.11%                   0.27%           33%
Year Ended 12/31/02            $       199       1.01%         0.23%                    1.10%                   0.14%           90%
6/1/01 Through 12/31/01^       $       286       1.01%         0.39%                    1.04%                   0.36%           48%
Year Ended 5/31/01             $       296       1.01%         0.35%                    1.01%                   0.35%          110%
Year Ended 5/31/00             $       285       1.00%         0.05%                    1.00%                   0.05%          104%
Year Ended 5/31/99             $       187       1.02%         0.34%                    1.02%                   0.34%          104%
Year Ended 5/31/98             $       262       0.97%         0.39%                    1.03%                   0.33%           96%

U.S. SMALL COMPANY
OPPORTUNITIES FUND
1/1/03 Through 6/30/03         $        19       1.02%        (0.57%)                   1.53%                  (1.08%)          88%
Year Ended 12/31/02            $        55       1.02%        (0.66%)                   1.17%                  (0.81%)         100%
6/1/01 Through 12/31/01^       $       195       1.02%        (0.50%)                   1.07%                  (0.55%)          55%
Year Ended 5/31/01             $       339       0.99%        (0.35%)                   0.99%                  (0.35%)         117%
Year Ended 5/31/00             $       529       0.99%        (0.47%)                   0.99%                  (0.47%)         132%
Year Ended 5/31/99             $       286       1.07%        (0.42%)                   1.07%                  (0.42%)         116%
6/16/97* Through 5/31/98       $       189       1.19%        (0.37%)                   1.25%                  (0.43%)          73%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DISCIPLINED EQUITY VALUE FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL
  OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAX FREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES
  MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

JPMORGAN FUNDS ARE DISTRIBUTED BY J.P. MORGAN FUND DISTRIBUTORS, INC., WHICH IS UNAFFILIATED WITH THE JPMORGAN CHASE BANK. JPMORGAN CHASE AND ITS RESPECTIVE AFFILIATES RECEIVE COMPENSATION FROM JPMORGAN FUNDS FOR PROVIDING SERVICES TO THE FUNDS.

THE FINANCIAL INFORMATION IN THIS REPORT HAS BEEN TAKEN FROM THE BOOKS AND RECORDS OF THE FUNDS WITHOUT EXAMINATION BY INDEPENDENT AUDITORS, WHO EXPRESS NO OPINION THERETO.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

TO OBTAIN A PROSPECTUS FOR ANY OF THE JPMORGAN FUNDS, CALL 1-800-348-4782. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

 JPMorgan Funds Fulfillment Center                                 PRSRT STD
        393 Manley Street                                         U.S. POSTAGE
  West Bridgewater, MA 02379-1039                                     PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2003  All rights reserved.
 August 2003.                                                       SAN-SMC-603

[GRAPHIC]

JPMORGAN FUNDS

SEMI-ANNUAL REPORT JUNE 30 2003 (UNAUDITED)

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND


[JPMORGAN FLEMING LOGO]

ASSET MANAGEMENT

[JPMORGAN FLEMING LOGO]

ASSET MANAGEMENT

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

CONTENTS

President's Letter                                  1

JPMorgan Capital Growth Fund
Fund Commentary                                     2

Portfolio of Investments                            5

Financial Statements                                8

Notes to Financial Statements                      12

Financial Highlights                               22

HIGHLIGHTS

-  Quicker than expected war sparks relief rally

-  Liquidity and positive Q1 earnings support investor sentiment

-  Economic data remains mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN CAPITAL GROWTH FUND

PRESIDENT'S LETTER  AUGUST 4, 2003


DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Capital Growth Fund for the six months ended June 30, 2003.

THE "BAGHDAD BOUNCE" TRIGGERS A LIQUIDITY DRIVEN RALLY

Despite the uncertainty of the first few months of 2003, equity markets found direction once it became clear that allied troops would cross the border into Iraq in mid-March. Prior to that, wrangling in the United Nations regarding the legitimacy of war dogged market sentiment. However, the combination of action, followed by a quicker than expected war, led to a relief-rally -- the "Baghdad Bounce".

This then acquired momentum thanks to utterances by the Fed confirming its determination to avoid deflation and to nurture growth, a weaker dollar, and Congress approval of a $350 billion package of tax cuts by the Bush administration in an attempt to boost consumer demand. The combination of liquidity and the lack of any major negative earnings surprises supported investor sentiment. By June 30th, the S&P 500 Index of blue chip U.S. stocks had risen 11.76% year to date, while the S&P 600 Index of small company stocks was up 12.9%.

While stock market sentiment improved, economic data was mixed with the labor market sluggish, but deteriorating less rapidly, and core CPI -- the benchmark measure of inflation -- falling to its lowest level in 40 years, +1.5%. However, there was some positive leading indicator data towards the end of the period, prompting the Fed to comment in its Beige Book that: "the unwinding of war-related concerns appears to have provided some lift to business and consumer confidence, but most reports suggested that the effect had not been dramatic".

OUTLOOK

From an economic perspective, we expect the accommodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004. This should provide further support to equities through improved earnings, while undermining bonds. The extent to which improving earnings will be reflected in stock prices is open to question, however, as price/earning valuation multiples are still not cheap relative to history. In the meantime, equities may be stuck in a trading range due to profit taking and concern about the recovery.

We would like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

[SIDE NOTE]

[PHOTO]

FROM AN ECONOMIC PERSPECTIVE, WE EXPECT THE ACCOMODATIVE FISCAL AND MONETARY POLICIES, COMBINED WITH A WEAK DOLLAR, TO START DELIVERING GROWTH
LATER THIS YEAR AND IN 2004.

JPMORGAN CAPITAL GROWTH FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                         9/23/1987
Fiscal Year End                      DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                             $428.8
Primary Benchmark                 RUSSELL MIDCAP
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Capital Growth Fund, which seeks to provide capital growth over the long term, rose 14.96% (Class A shares, without sales charge) during the six months ended June 30, 2003. This compares with a rise of 18.7% for the Russell Mid Cap Growth Index.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund posted a solid gain for the period, but trailed its market benchmark. All sectors posted positive returns in the period, with particularly strong stock selection in the producer durable and auto & transportation sectors. Weaker stock selection in the consumer discretionary and technology sectors, however, offset the stronger results in those sectors and led to the Fund's underperformance.

     The portfolio's top detractors were Pepsi-Cola Bottling, a manufacturer and distributor of Pepsi-Cola beverages, and Brinker International, operator of Chili's Grill & Bar and other restaurant chains. Shares of Pepsi Cola Bottling declined after management cut its 2003 earnings forecast, as severe weather earlier in the year negatively impacted sales. Following this announcement we sold our position in the company. Shares of Brinker International declined as investor sentiment turned negative due to rising industry costs and adverse weather conditions earlier in the year.

     The portfolio's top contributor for the period was Expedia, the provider of online travel services. USA Interactive announced in March that it would buy the remaining stake in Expedia. The deal comes five months after USA Interactive dropped an earlier effort to take full control of the company.

Q.   HOW WAS THE FUND MANAGED?

A: Given the range of events the market has encountered so far in 2003, the portfolio manager has sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends. The portfolio manager's focus remains on stock selection, believing that quality growth companies -- regardless of their economic sector -- will perform well even in a challenging economic environment.

     During the period we did increase the Fund's weighting in the technology sector, where we added names such as Lucent Technologies, Corning and Juniper Networks. To fund these new names we reduced the portfolio's exposure in the consumer discretionary sector, by eliminating retail stocks that had disappointed such as TJX, Circuit City, Office Depot and Costco Wholesale.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

[CHART]

PERCENTAGE OF PORTFOLIO INVESTMENTS

Technology                              33.5%
Consumer Goods & Services               23.6%
Health Services & Systems               18.3%
Pharmaceuticals                          9.2%
Finance & Insurance                      5.4%
Energy                                   3.9%
Industrial Products & Services           3.4%
Short-Term Investments                   1.8%
Telecommunications                       0.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Omnicare, Inc.                       2.6%
 2. Anthem, Inc.                         1.8%
 3. T. Rowe Price Group, Inc.            1.8%
 4. CBRL Group, Inc.                     1.8%
 5. Caremark Rx, Inc.                    1.7%
 6. Staples, Inc.                        1.7%
 7. CDW Corp.                            1.6%
 8. KLA-Tencor Corp.                     1.6%
 9. MedImmune, Inc.                      1.6%
10. Stryker Corp.                        1.5%

Top 10 equity holdings comprised 17.7% of the Portfolio's market value of investments ($75,890 in thousands). As of June 30, 2003 the Fund held 104 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                             1 YEAR              3 YEARS           5 YEARS          10 YEARS
                                    ----------------------------------------------------------------------------
CLASS A SHARES

                Without Sales Charge         (0.02%)             (5.33%)           (0.80%)            8.12%

                  With Sales Charge*         (5.76%)             (7.18%)           (1.97%)            7.49%

CLASS B SHARES

                        Without CDSC         (0.54%)             (5.80%)           (1.30%)            7.70%

                         With CDSC**         (5.46%)             (6.62%)           (1.57%)            7.70%

CLASS C SHARES

                        Without CDSC         (0.67%)             (5.86%)           (1.31%)            7.51%

                        With CDSC***         (1.65%)             (5.86%)           (1.31%)            7.51%

SELECT SHARES                                 0.42%              (4.80%)           (0.32%)            8.49%

 *   Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN YEAR FUND PERFORMANCE (06/30/93 to 06/30/03)

                JPMORGAN CAPITAL GROWTH     RUSSELL MIDCAP      LIPPER MID-CAP GROWTH
                FUND (CLASS A SHARES)       GROWTH INDEX        FUNDS INDEX
-------------------------------------------------------------------------------------
 6/30/1993                     $  9,425           $ 10,000                   $ 10,000
 7/31/1993                     $  9,557           $  9,968                   $ 10,020
 8/31/1993                     $ 10,086           $ 10,547                   $ 10,551
 9/30/1993                     $ 10,307           $ 10,674                   $ 10,977
10/31/1993                     $ 10,266           $ 10,846                   $ 11,115
11/30/1993                     $ 10,026           $ 10,593                   $ 10,807
12/31/1993                     $ 10,377           $ 11,018                   $ 11,268
 1/31/1994                     $ 10,629           $ 11,301                   $ 11,545
 2/28/1994                     $ 10,619           $ 11,204                   $ 11,503
 3/31/1994                     $ 10,236           $ 10,676                   $ 10,714
 4/30/1994                     $ 10,315           $ 10,650                   $ 10,626
 5/31/1994                     $ 10,214           $ 10,666                   $ 10,415
 6/30/1994                     $  9,930           $ 10,208                   $  9,884
 7/31/1994                     $ 10,149           $ 10,490                   $ 10,133
 8/31/1994                     $ 10,621           $ 11,116                   $ 10,962
 9/30/1994                     $ 10,572           $ 10,932                   $ 11,041
10/31/1994                     $ 10,536           $ 11,121                   $ 11,411
11/30/1994                     $ 10,061           $ 10,631                   $ 10,992
12/31/1994                     $ 10,241           $ 10,780                   $ 11,268
 1/31/1995                     $ 10,171           $ 10,909                   $ 11,117
 2/28/1995                     $ 10,617           $ 11,489                   $ 11,636
 3/31/1995                     $ 10,962           $ 11,946                   $ 12,043
 4/30/1995                     $ 11,060           $ 12,046                   $ 12,123
 5/31/1995                     $ 11,284           $ 12,343                   $ 12,314
 6/30/1995                     $ 11,557           $ 12,905                   $ 13,323
 7/31/1995                     $ 12,228           $ 13,717                   $ 14,449
 8/31/1995                     $ 12,281           $ 13,868                   $ 14,692
 9/30/1995                     $ 12,403           $ 14,177                   $ 15,267
10/31/1995                     $ 11,999           $ 13,818                   $ 14,967
11/30/1995                     $ 12,359           $ 14,436                   $ 15,535
12/31/1995                     $ 12,518           $ 14,443                   $ 15,683
 1/31/1996                     $ 12,662           $ 14,699                   $ 15,578
 2/29/1996                     $ 12,998           $ 15,254                   $ 16,243
 3/31/1996                     $ 13,287           $ 15,375                   $ 16,623
 4/30/1996                     $ 13,731           $ 16,117                   $ 18,048
 5/31/1996                     $ 13,993           $ 16,446                   $ 18,759
 6/30/1996                     $ 13,562           $ 15,950                   $ 17,939
 7/31/1996                     $ 12,830           $ 14,712                   $ 15,977
 8/31/1996                     $ 13,605           $ 15,508                   $ 17,012
 9/30/1996                     $ 14,425           $ 16,493                   $ 18,167
10/31/1996                     $ 14,575           $ 16,300                   $ 17,486
11/30/1996                     $ 15,416           $ 17,260                   $ 17,886
12/31/1996                     $ 15,547           $ 16,970                   $ 17,795
 1/31/1997                     $ 16,070           $ 17,721                   $ 18,250
 2/28/1997                     $ 15,681           $ 17,332                   $ 17,037
 3/31/1997                     $ 15,000           $ 16,352                   $ 15,740
 4/30/1997                     $ 15,264           $ 16,753                   $ 15,603
 5/31/1997                     $ 16,373           $ 18,254                   $ 17,635
 6/30/1997                     $ 17,013           $ 18,760                   $ 18,377
 7/31/1997                     $ 18,171           $ 20,555                   $ 19,500
 8/31/1997                     $ 18,140           $ 20,354                   $ 19,446
 9/30/1997                     $ 18,957           $ 21,383                   $ 20,838
10/31/1997                     $ 18,432           $ 20,312                   $ 19,671
11/30/1997                     $ 18,802           $ 20,525                   $ 19,356
12/31/1997                     $ 19,180           $ 20,794                   $ 19,809
 1/31/1998                     $ 19,027           $ 20,420                   $ 19,435
 2/28/1998                     $ 20,686           $ 22,339                   $ 21,085
 3/31/1998                     $ 21,743           $ 23,275                   $ 22,177
 4/30/1998                     $ 21,997           $ 23,592                   $ 22,272
 5/31/1998                     $ 21,007           $ 22,622                   $ 20,974
 6/30/1998                     $ 21,430           $ 23,263                   $ 21,939
 7/31/1998                     $ 20,302           $ 22,267                   $ 20,478
 8/31/1998                     $ 16,408           $ 18,016                   $ 16,063
 9/30/1998                     $ 17,235           $ 19,378                   $ 17,738
10/31/1998                     $ 18,137           $ 20,804                   $ 18,391
11/30/1998                     $ 18,674           $ 22,207                   $ 19,788
12/31/1998                     $ 20,242           $ 24,507                   $ 22,341
 1/31/1999                     $ 19,943           $ 25,243                   $ 23,449
 2/28/1999                     $ 18,985           $ 24,008                   $ 21,627
 3/31/1999                     $ 19,151           $ 25,345                   $ 23,169
 4/30/1999                     $ 20,225           $ 26,501                   $ 24,119
 5/31/1999                     $ 20,229           $ 26,159                   $ 24,018
 6/30/1999                     $ 21,077           $ 27,985                   $ 25,954
 7/31/1999                     $ 20,767           $ 27,095                   $ 25,598
 8/31/1999                     $ 20,142           $ 26,814                   $ 25,468
 9/30/1999                     $ 20,011           $ 26,586                   $ 26,211
10/31/1999                     $ 20,731           $ 28,641                   $ 28,528
11/30/1999                     $ 21,446           $ 31,608                   $ 32,106
12/31/1999                     $ 22,825           $ 37,082                   $ 38,803
 1/31/2000                     $ 21,748           $ 37,075                   $ 38,136
 2/29/2000                     $ 23,196           $ 44,868                   $ 47,692
 3/31/2000                     $ 24,906           $ 44,913                   $ 44,335
 4/30/2000                     $ 24,699           $ 40,552                   $ 38,487
 5/31/2000                     $ 23,642           $ 37,596                   $ 35,027
 6/30/2000                     $ 24,257           $ 41,585                   $ 40,470
 7/31/2000                     $ 24,148           $ 38,952                   $ 38,791
 8/31/2000                     $ 26,852           $ 44,826                   $ 43,865
 9/30/2000                     $ 26,291           $ 42,634                   $ 41,755
10/31/2000                     $ 26,078           $ 39,718                   $ 38,377
11/30/2000                     $ 23,960           $ 31,087                   $ 30,352
12/31/2000                     $ 26,057           $ 32,726                   $ 32,541
 1/31/2001                     $ 26,219           $ 34,594                   $ 32,983
 2/28/2001                     $ 24,892           $ 28,609                   $ 28,036
 3/31/2001                     $ 23,055           $ 24,515                   $ 25,061
 4/30/2001                     $ 24,915           $ 28,602                   $ 28,364
 5/31/2001                     $ 25,381           $ 28,468                   $ 28,597
 6/30/2001                     $ 25,171           $ 28,482                   $ 28,485
 7/31/2001                     $ 24,748           $ 26,562                   $ 26,987
 8/31/2001                     $ 23,953           $ 24,637                   $ 25,179
 9/30/2001                     $ 21,237           $ 20,564                   $ 21,548
10/31/2001                     $ 21,944           $ 22,725                   $ 22,748
11/30/2001                     $ 23,364           $ 25,173                   $ 24,616
12/31/2001                     $ 24,878           $ 26,129                   $ 25,684
 1/31/2002                     $ 24,127           $ 25,280                   $ 24,703
 2/28/2002                     $ 22,694           $ 23,847                   $ 23,475
 3/31/2002                     $ 24,196           $ 25,666                   $ 24,954
 4/30/2002                     $ 23,364           $ 24,309                   $ 24,126
 5/31/2002                     $ 22,656           $ 23,584                   $ 23,320
 6/30/2002                     $ 20,583           $ 20,981                   $ 21,226
 7/31/2002                     $ 18,570           $ 18,941                   $ 18,938
 8/31/2002                     $ 18,219           $ 18,875                   $ 18,712
 9/30/2002                     $ 16,923           $ 17,374                   $ 17,550
10/31/2002                     $ 18,037           $ 18,721                   $ 18,435
11/30/2002                     $ 18,845           $ 20,187                   $ 19,530
12/31/2002                     $ 17,901           $ 18,967                   $ 18,376
 1/31/2003                     $ 17,657           $ 18,782                   $ 18,104
 2/28/2003                     $ 17,207           $ 18,618                   $ 17,825
 3/31/2003                     $ 17,639           $ 18,964                   $ 18,080
 4/30/2003                     $ 18,602           $ 20,256                   $ 19,347
 5/31/2003                     $ 20,204           $ 22,205                   $ 20,947
 6/30/2003                     $ 20,653           $ 22,522                   $ 21,276

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class
A Shares of the JPMorgan Capital Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from June 30, 1993 to June 30, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher financial growth values.

The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS                                             (Unaudited)
(Amounts in thousands)

AS OF JUNE 30, 2003

SHARES    ISSUER                                              VALUE
-------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.2%

          COMMON STOCKS -- 98.2%

          AIRLINES -- 1.0%
   220    SkyWest, Inc.                                  $    4,190

          AUTOMOTIVE -- 1.1%
    74    Polaris Industries, Inc. (l)                        4,568

          BANKING -- 2.0%
    32    BOK Financial Corp.*                                1,219
    52    M&T Bank Corp.                                      4,338
    73    TCF Financial Corp.                                 2,888
          ---------------------------------------------------------
                                                              8,445
          ---------------------------------------------------------

          BIOTECHNOLOGY -- 5.9%
    80    Biogen, Inc.*                                       3,032
   104    Gilead Sciences, Inc.*                              5,781
   105    ICOS Corp.* (l)                                     3,851
   187    MedImmune, Inc.*                                    6,795
   104    Myriad Genetics, Inc.*                              1,410
   152    Pharmaceutical Product Development, Inc.*           4,355
          ---------------------------------------------------------
                                                             25,224
          ---------------------------------------------------------

          BROADCASTING/CABLE -- 1.9%
   345    Mediacom Communications Corp.*                      3,401
   157    Univision Communications, Inc.,
          Class A* (l)                                        4,785
          ---------------------------------------------------------
                                                              8,186
          ---------------------------------------------------------

          BUSINESS SERVICES -- 6.9%
    82    ChoicePoint, Inc.* (l)                              2,843
    66    Cintas Corp.                                        2,345
    86    CSG Systems International, Inc.*                    1,217
   148    Equifax, Inc.                                       3,843
    94    Fair Isaac Corp.                                    4,836
   116    Hewitt Associates, Inc., Class A*                   2,720
    96    Iron Mountain, Inc.*                                3,553
   120    Moody's Corp.                                       6,320
    84    SunGard Data Systems, Inc.*                         2,173
          ---------------------------------------------------------
                                                             29,850
          ---------------------------------------------------------

          COMPUTER NETWORKS -- 2.1%
   268    Juniper Networks, Inc.* (l)                         3,315
   343    Network Appliance, Inc.*                            5,558
          ---------------------------------------------------------
                                                              8,873
          ---------------------------------------------------------

          COMPUTER SOFTWARE -- 8.3%
   117    Adobe Systems, Inc.                            $    3,746
   110    Affiliated Computer Services, Inc., Class A*        5,035
   220    BEA Systems, Inc.*                                  2,385
   145    BMC Software, Inc.*                                 2,361
    80    Electronic Arts, Inc.*                              5,897
    58    Intuit, Inc.*                                       2,587
   182    Macromedia, Inc.*                                   3,829
    80    Mercury Interactive Corp.*                          3,097
   107    National Instruments Corp.*                         4,027
    94    VERITAS Software Corp.*                             2,692
          ---------------------------------------------------------
                                                             35,656
          ---------------------------------------------------------

          COMPUTERS/COMPUTER HARDWARE -- 3.3%
   196    Apple Computer, Inc.*                               3,749
    95    Emulex Corp.*                                       2,163
   110    Tech Data Corp.*                                    2,947
    70    Zebra Technologies Corp., Class A*                  5,234
          ---------------------------------------------------------
                                                             14,093
          ---------------------------------------------------------

          CONSTRUCTION -- 1.6%
     9    Lennar Corp., B Shares                                589
    86    Lennar Corp., Class A                               6,127
          ---------------------------------------------------------
                                                              6,716
          ---------------------------------------------------------

          CONSUMER SERVICES -- 0.7%
    68    Weight Watchers International, Inc.*                3,112

          ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.0%
   103    Amphenol Corp., Class A*                            4,844
   136    Jabil Circuit, Inc.*                                3,012
   386    Vishay Intertechnology, Inc.*                       5,090
          ---------------------------------------------------------
                                                             12,946
          ---------------------------------------------------------

          ENTERTAINMENT/LEISURE -- 1.1%
    45    International Game Technology*                      4,615

          FINANCIAL SERVICES -- 2.5%
    90    A.G. Edwards, Inc.                                  3,066
   203    T. Rowe Price Group, Inc.                           7,656
          ---------------------------------------------------------
                                                             10,722
          ---------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES    ISSUER                                              VALUE
-------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

          FOOD/BEVERAGE PRODUCTS -- 0.7%
   324    Del Monte Foods Co.*                           $    2,864

          HEALTH CARE/HEALTH CARE SERVICES -- 18.2%
    82    Aetna, Inc.                                         4,912
   100    Anthem, Inc.*                                       7,746
   289    Caremark Rx, Inc.*                                  7,422
    98    Dentsply International, Inc.                        4,010
   224    Health Management Associates, Inc.,
          Class A                                             4,129
   187    Laboratory Corp. of America Holdings*               5,650
    90    Manor Care, Inc.*                                   2,238
   333    Omnicare, Inc.                                     11,266
    89    Renal Care Group, Inc.*                             3,120
   123    Steris Corp.*                                       2,835
    94    Stryker Corp.                                       6,507
   166    Triad Hospitals, Inc.*                              4,128
    74    Varian Medical Systems, Inc.*                       4,277
    52    WellPoint Health Networks, Inc.*                    4,400
   136    Zimmer Holdings, Inc.*                              6,145
          ---------------------------------------------------------
                                                             78,785
          ---------------------------------------------------------

          INSURANCE -- 0.9%
   130    HCC Insurance Holdings, Inc.                        3,843

          INTERNET SERVICES/SOFTWARE -- 2.2%
    80    CheckFree Corp.*                                    2,224
    57    Expedia, Inc.* (l)                                  4,377
    70    Symantec Corp.*                                     3,057
          ---------------------------------------------------------
                                                              9,658
          ---------------------------------------------------------

          MANUFACTURING -- 0.7%
    88    Harsco Corp.                                        3,154

          MULTI-MEDIA -- 1.7%
   167    Cox Radio, Inc., Class A*                           3,855
    37    The E.W. Scripps Co., Class A                       3,256
          ---------------------------------------------------------
                                                              7,111
          ---------------------------------------------------------

          OIL & GAS -- 3.9%
   161    FMC Technologies, Inc.*                             3,390
    81    Nabors Industries LTD (Barbados)*                   3,184
    81    Patterson-UTI Energy, Inc.*                    $    2,634
   117    Pioneer Natural Resources Co.*                      3,054
    95    Talisman Energy, Inc. (Canada)                      4,353
          ---------------------------------------------------------
                                                             16,615
          ---------------------------------------------------------

          PHARMACEUTICALS -- 3.4%
    55    AmerisourceBergen Corp. (l)                         3,828
   172    Andrx Corp.*                                        3,413
    84    Medicis Pharmaceutical Corp., Class A               4,740
   166    Vertex Pharmaceuticals, Inc.*                       2,421
          ---------------------------------------------------------
                                                             14,402
          ---------------------------------------------------------

          RESTAURANTS/FOOD SERVICES -- 4.1%
   195    CBRL Group, Inc. (l)                                7,590
   197    Darden Restaurants, Inc.                            3,735
    98    Outback Steakhouse, Inc.                            3,806
   108    Ruby Tuesday, Inc.                                  2,673
          ---------------------------------------------------------
                                                             17,804
          ---------------------------------------------------------

          RETAILING -- 11.3%
   154    Abercrombie & Fitch Co., Class A*                   4,381
    71    Amazon.com, Inc.*                                   2,573
   140    Bed Bath & Beyond, Inc.*                            5,446
   173    CarMax, Inc.*                                       5,224
   151    CDW Corp.*                                          6,913
   129    Family Dollar Stores                                4,916
   124    Fastenal Co. (l)                                    4,198
   198    PETsMART, Inc.*                                     3,299
    60    Ross Stores, Inc.                                   2,560
   389    Staples, Inc.*                                      7,135
    51    Whole Foods Market, Inc.*                           2,422
          ---------------------------------------------------------
                                                             49,067
          ---------------------------------------------------------

          SEMI-CONDUCTORS -- 6.7%
   281    Altera Corp.*                                       4,600
   136    Intersil Corp., Class A*                            3,622
   148    KLA-Tencor Corp.* (l)                               6,860
   190    MEMC Electronics Materials*                         1,857
   226    Microchip Technology, Inc.                          5,564
   173    Novellus Systems, Inc.*                             6,339
          ---------------------------------------------------------
                                                             28,842
          ---------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

SHARES    ISSUER                                              VALUE
-------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

          SHIPPING/TRANSPORTATION -- 1.1%
   131    C.H. Robinson Worldwide, Inc.                  $    4,658

          TELECOMMUNICATIONS -- 0.9%
   203    Nextel Communications, Inc., Class A* (l)           3,677

          TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   347    Corning, Inc.*                                      2,563
   812    Lucent Technologies, Inc.* (l)                      1,648
          ---------------------------------------------------------
                                                              4,211
          ---------------------------------------------------------
          Total Common Stocks                               421,887
          (Cost $367,717)
          ---------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.8%

          MONEY MARKET FUND -- 1.8%
 7,709    JPMorgan Prime Money Market Fund (a)           $    7,709
          (Cost $7,709)
          ---------------------------------------------------------
          Total Investments -- 100.0%                    $  429,596
          (Cost $375,426)
          ---------------------------------------------------------

SHARES    COLLATERAL INVESTMENTS                              VALUE
-------------------------------------------------------------------
          MONEY MARKET FUNDS (c)
 9,551    Merrill Lynch Premier Institution
          Money Market Fund                              $    9,551
 9,551    Reserve Primary Money Market Fund                   9,551
          ---------------------------------------------------------
                                                         $   19,102
          ---------------------------------------------------------

Abbreviations
*   --Non-income producing security.
(a) --Affiliated. Money market fund registered under the Investment
      Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c) --Investment of cash collateral for portfolio securities on loan.
(l) --Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES                                  (Unaudited)
(Amounts in thousands, except per share amounts)

AS OF JUNE 30, 2003

ASSETS
Investment securities, at value                                                                      $  429,596
Investments held as collateral for
securities lending program                                                                               19,102
Cash                                                                                                         18
Receivables:
    Fund shares sold                                                                                         11
    Interest and dividends                                                                                  103
    Securities lending (net)                                                                                  3
    Expense reimbursements                                                                                    1
---------------------------------------------------------------------------------------------------------------
Total Assets                                                                                            448,834
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Collateral for securities
    lending program                                                                                      19,102
    Fund shares redeemed                                                                                    203
Accrued liabilities:
    Investment advisory fees                                                                                142
    Administration fees                                                                                       7
    Shareholder servicing fees                                                                               88
    Distribution fees                                                                                       113
    Custodian fees                                                                                           12
    Trustees' fees - deferred
    compensation plan                                                                                       179
    Other                                                                                                   171
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                        20,017
---------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

NET ASSETS
Paid in capital                                                                                         383,117
Accumulated undistributed
(overdistributed) net investment income                                                                  (2,412)
Accumulated net realized gain (loss)
on investments                                                                                           (6,058)
Net unrealized appreciation
(depreciation) of investments                                                                            54,170
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                     $  428,817
---------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                                                                              11,196
    Class B                                                                                               1,753
    Class C                                                                                                 117
    Select                                                                                                   77
Net Asset Value:
    Class A (and redemption price)                                                                   $    32.88
    Class B*                                                                                         $    31.10
    Class C*                                                                                         $    30.71
    Select (and redemption price)                                                                    $    34.06
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                                                                        $    34.89
---------------------------------------------------------------------------------------------------------------
Cost of investments                                                                                  $  375,426
---------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN CAPITAL GROWTH FUND

STATEMENT OF OPERATIONS                                              (Unaudited)
(Amounts in thousands)

FOR THE SIX MONTHS ENDED JUNE 30, 2003

INVESTMENT INCOME
Dividend                                                                                             $      475
Dividend income from affiliated
investments*                                                                                                 74
Securities lending (net)                                                                                     23
Foreign taxes withheld                                                                                       (3)
---------------------------------------------------------------------------------------------------------------
Total investment income                                                                                     569
---------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                                    782
Administration fees                                                                                         293
Shareholder servicing fees                                                                                  489
Distribution fees                                                                                           626
Custodian fees                                                                                                2
Accounting fees                                                                                              44
Printing and postage                                                                                         19
Professional fees                                                                                            28
Registration expenses                                                                                        26
Transfer agent fees                                                                                         691
Trustees' fees                                                                                                2
Other                                                                                                        16
---------------------------------------------------------------------------------------------------------------
Total expenses                                                                                            3,018
---------------------------------------------------------------------------------------------------------------
Less amounts waived                                                                                         238
Less earnings credits                                                                                        --^
Less expense reimbursements                                                                                   6
---------------------------------------------------------------------------------------------------------------
    Net expenses                                                                                          2,774
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                             (2,205)
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                                                                           1,171
Change in net unrealized
appreciation/depreciation of:
    Investments                                                                                          56,725
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                                                                    57,896
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets from operations                                                                               $   55,691
---------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:                                                                  $       10
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                                   (Unaudited)
(Amounts in thousands)

FOR THE PERIODS INDICATED

                                                                                     1/1/03
                                                                                    THROUGH         YEAR ENDED
                                                                                    6/30/03           12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    $   (2,205)         $  (6,293)
Net realized gain (loss) on investments
and futures                                                                          1,171             (5,328)
Change in net unrealized appreciation
(depreciation) of investments
and futures                                                                         56,725           (165,106)
--------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                                 55,691           (176,727)
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain on investment
transactions                                                                             -             (3,963)
--------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                  -             (3,963)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from
capital share transactions                                                         (21,361)           (97,879)
--------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                                                      34,330           (278,569)
--------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                                                394,487            673,056
--------------------------------------------------------------------------------------------------------------
End of period                                                                   $  428,817          $ 394,487
--------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                                               $   (2,412)         $    (207)
--------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

1. ORGANIZATION

J.P. Morgan Mutual Fund Group ("JPMMFG" or "the Trust") was organized on May 11, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. JPMorgan Capital Growth Fund ("CGF") ("the Fund") is a separate series of the Trust. The Fund offers Class A, Class B, Class C and Select Shares.

JPMMFG was formerly named Mutual Fund Group. The name change went into effect on May 1, 2003.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. REORGANIZATIONS

Prior to the open of business on March 24, 2003, CGF ("Acquiring Fund") acquired all the net assets of JPMorgan H&Q Technology Fund (the "Target Fund"). This reorganization was pursuant to the Reorganization Plan approved by the Target Fund's shareholders on February 13, 2003. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under the Reorganization Plan, shareholders of the Target Fund received shares in the Acquiring Fund with a value equal to their holdings in the Target Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization (amounts in thousands, except per share amounts):

JPMORGAN CAPITAL GROWTH FUND REORGANIZATION

                                                                                                           NET
                                                                                   NET ASSET        UNREALIZED
                                                      SHARES                           VALUE      APPRECIATION
                                                 OUTSTANDING       NET ASSETS      PER SHARE    (DEPRECIATION)
TARGET FUND
JPMorgan H&Q Technology Fund                                                                    $         (19)
   Class A                                             1,025       $    1,205      $    1.18
   Class B                                               833       $      968      $    1.16
   Class C                                               233       $      271      $    1.16

ACQUIRING FUND
JPMorgan Capital Growth Fund                                                                    $       1,902
   Class A                                            11,346       $  330,493      $   29.13
   Class B                                             1,895       $   52,299      $   27.59
   Class C                                               108       $    2,941      $   27.29
   Select Class                                           78       $    2,358      $   30.14

POST REORGANIZATION
JPMorgan Capital Growth Fund                                                                    $       1,883
   Class A                                            11,387       $  331,698      $   29.13
   Class B                                             1,930       $   53,267      $   27.59
   Class C                                               118       $    3,212      $   27.29
   Select Class                                           78       $    2,358      $   30.14

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED FUND:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds), with a maturity of 61 days or more held by Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITIES ON LOAN -- For the Fund, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Fund) acting as lending agent to certain borrowers. By lending investment securities the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Fund in accordance with investment guidelines contained in the securities lending agreement. At June 30, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                     MARKET VALUE OF         MARKET VALUE OF
                   SECURITIES LOANED     COLLATERAL RECEIVED
                            $ 18,682                $ 19,102

JPMCB as lending agent received a fee of $12 (amount in thousands) from the Fund, which is equal to 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

G. FOREIGN TAXES -- The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Advisor"), a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), acts as the investment advisor to the Fund. The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets.

The Fund may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to the Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. JPMFD receives no compensation in its capacity as the Fund's underwriter.

The Trustees have adopted the Distribution Plan (the "Distribution Plan") for Class A, B, and C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

      CLASS A          CLASS B           CLASS C
         0.25             0.75              0.75

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

C. SHAREHOLDER SERVICING FEE -- The Trust has entered into Shareholder Servicing Agreements on behalf of the Fund with JPMCB under which JPMCB provides account administration and personal account maintenance service to the shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

      CLASS A          CLASS B           CLASS C       SELECT
         0.25             0.25              0.25         0.25

JPMCB waived fees as outlined in Note 4.F. below.

D. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Fund. Compensation for such services is presented in the Statement of Operations as Custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                             SELECT
   CLASS A       CLASS B      CLASS C         CLASS
      1.35          1.85         1.85          0.93

The expense limitation percentages in the table above are due to expire on 4/30/04.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2003, the Fund's vendors waived fees and the Administrator contractually reimbursed expenses as follows (amounts in thousands):

                                                           CONTRACTUAL WAIVERS
                                 -----------------------------------------------------------------
                                   INVESTMENT                  SHAREHOLDER                            CONTRACTUAL
                                     ADVISORY  ADMINISTRATION    SERVICING  DISTRIBUTION   TOTAL   REIMBURSEMENTS
FUND
CGF                                    $    -          $  235        $   3       $     -   $ 238            $   6

G. OTHER -- Certain officers of the Trust are officers of JPMorgan or of BISYS or their subsidiaries.

The Fund may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

For the six months ended June 30, 2003, the Fund did not purchase any securities from brokers/dealers affiliated with JPMCB.

5. CLASS SPECIFIC EXPENSES

The Fund's class specific expenses for the six months ended June 30, 2003, are as follows (amounts in thousands):

                                                                 SHAREHOLDER
                                                                   SERVICING    DISTRIBUTION    TRANSFER AGENT
Class A                                                           $      416       $     415         $     582
Class B                                                                   66             199                93
Class C                                                                    4              12                 5
Select                                                                     3               -                11
                                                                  $      489       $     626         $     691

6. CLASS SPECIFIC DISTRIBUTIONS

The Fund's class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2003, and the year ended December 31, 2002, are as follows (amounts in thousands):

                                          SIX MONTHS ENDED 6/30/03                   YEAR ENDED 12/31/02
                                    ------------------------------------   -------------------------------------
                                                  NET                                    NET
                                    INVESTMENT INCOME      REALIZED GAIN   INVESTMENT INCOME       REALIZED GAIN
Class A                                     $       -          $       -           $       -          $    3,170
Class B                                             -                  -                   -                 739
Class C                                             -                  -                   -                  32
Select                                              -                  -                   -                  22
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                                            $       -          $       -           $       -          $    3,963
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7. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, purchases and sales of investments (excluding short-term investments) are as follows (amounts in thousands):

                                               PURCHASES               SALES         PURCHASES            SALES
                                         (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                             GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
                                             $   107,942         $   138,632        $        -         $      -

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2003, are as follows (amounts in thousands):

                                                                        GROSS           GROSS    NET UNREALIZED
                                                   AGGREGATE       UNREALIZED      UNREALIZED     APPRECIATION/
                                                        COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                   $ 375,426     $     76,480    $   (22,310)    $       54,170

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Fund may borrow money for temporary or emergency purposes. The Fund has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Fund. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Fund could borrow money for temporary or emergency purposes. The Fund had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Fund. This agreement expired on April 16, 2003.

The Fund had no borrowings outstanding at June 30, 2003, nor at anytime during the period then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

11. SUBSEQUENT EVENTS

On or about September 1, 2003, JPMFAM and Robert Fleming, Inc. ("RFI") will merge into J.P. Morgan Investment Management Inc. ("JPMIM"). JPMIM, as the surviving entity, will assume all the rights and obligations of JPMFAM and RFI.

In addition, it is expected that, on or about October 1, 2003, JPMIM will change from being a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("Parent") to being an indirectly wholly-owned subsidiary of the Parent, with the intermediary being J.P. Morgan Fleming Asset Management Holdings Inc.

The investment advisory services and personnel providing these services will not change as a result of the mergers.

12. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                             SIX MONTHS ENDED               YEAR ENDED
                                                JUNE 30, 2003        DECEMBER 31, 2002
CLASS A SHARES
AMOUNT
    Shares sold                              $        30,417         $        133,124
    Shares issued in connection with
    Fund Reorganization (Note 2)                       1,205                        -
    Shares issued in reinvestment
    of distributions                                       -                    2,924
    Shares redeemed                                  (41,206)                (159,892)
    Net increase (decrease) in Fund
    shares outstanding                       $        (9,584)        $        (23,844)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                        1,043                    3,798
    Shares issued in connection with
    Fund Reorganization (Note 2)                          41                        -
    Shares issued in reinvestment
    of distributions                                       -                       99
    Shares redeemed                                   (1,415)                  (4,723)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  (331)                    (826)
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CLASS B SHARES
AMOUNT
    Shares sold                              $         5,168         $         22,644
    Shares issued in connection with
    Fund Reorganization (Note 2)                         968                        -
    Shares issued in reinvestment
    of distributions                                       -                      675
    Shares redeemed                                  (17,895)                 (97,037)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                       $       (11,759)        $        (73,718)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                          185                      668
    Shares issued in connection with
    Fund Reorganization (Note 2)                          35                        -
    Shares issued in reinvestment
    of distributions                                       -                       24
    Shares redeemed                                     (655)                  (2,940)
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    Net increase (decrease) in Fund
    shares outstanding                                  (435)                  (2,248)
--------------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                     JUNE 30, 2003  DECEMBER 31, 2002
CLASS C SHARES
AMOUNT
   Shares sold                                                     $          225     $          705
   Shares issued in connection with Fund Reorganization (Note 2)              271                  -
   Shares issued in reinvestment of distributions                               -                 23
   Shares redeemed                                                           (460)              (914)
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   Net increase (decrease) in Fund shares outstanding              $           36     $         (186)
-----------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                  8                 21
   Shares issued in connection with Fund Reorganization (Note 2)               10                  -
   Shares issued in reinvestment of distributions                               -                  1
   Shares redeemed                                                            (17)               (30)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                           1                 (8)
-----------------------------------------------------------------------------------------------------
SELECT SHARES
AMOUNT
   Shares sold                                                     $          252     $          948
   Shares issued in reinvestment of distributions                               -                 22
   Shares redeemed                                                           (306)            (1,101)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding              $          (54)    $         (131)
-----------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                  9                 27
   Shares issued in reinvestment of distributions                               -                  1
   Shares redeemed                                                            (10)               (33)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                          (1)                (5)
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JPMORGAN CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

CLASS A SHARES

                                            1/1/03         YEAR      11/1/01                       YEAR ENDED
                                           THROUGH        ENDED      THROUGH   ---------------------------------------------------
                                           6/30/03     12/31/02    12/31/01^     10/31/01      10/31/00    10/31/99     10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  28.60     $  40.10     $  35.37     $  47.91     $  42.85     $  41.22     $  46.76
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              (0.15)@      (0.38)@      (0.03)       (0.19)@      (0.14)@      (0.20)@      (0.12)
   Net gains or losses on securities
    (both realized and unrealized)            4.43       (10.86)        4.76        (6.87)       10.11         5.75        (0.52)
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations           4.28       (11.24)        4.73        (7.06)        9.97         5.55        (0.64)
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LESS DISTRIBUTIONS:
   Distributions from capital gains              -         0.26            -         5.48         4.91         3.92         4.90
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Net asset value, end of period            $  32.88     $  28.60     $  40.10     $  35.37     $  47.91     $  42.85     $  41.22
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TOTAL RETURN(1)(a)                           14.96%      (28.04)%      13.37%      (15.86)%      25.81%       14.30%       (1.60)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (millions)   $    368     $    330     $    495     $    426     $    523     $    577     $    728
RATIOS TO AVERAGE NET ASSETS:#
   Net expenses                               1.35%        1.35%        1.35%        1.35%        1.35%        1.30%        1.27%
   Net investment income (loss)              (1.06)%      (1.13)%      (0.40)%      (0.47)%      (0.32)%      (0.48)%      (0.24)%
   Expenses without waivers,
   reimbursements and earnings credits        1.47%        1.38%        1.35%        1.37%        1.35%        1.30%        1.27%
   Net investment income (loss)
   without waivers, reimbursements and
   earnings credits                          (1.18)%      (1.16)%      (0.40)%      (0.49)%      (0.32)%      (0.48)%      (0.24)%
PORTFOLIO TURNOVER RATE(a)~                     28%          93%           2%          43%          66%          86%         104%
----------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                            1/1/03         YEAR      11/1/01                       YEAR ENDED
                                           THROUGH        ENDED      THROUGH   ---------------------------------------------------
                                           6/30/03     12/31/02    12/31/01^     10/31/01     10/31/00     10/31/99     10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  27.13     $  38.24     $  33.75     $  46.20     $  41.67     $  40.38     $  46.11
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              (0.22)@      (0.65)@      (0.06)       (0.38)@      (0.35)@      (0.40)@      (0.29)
   Net gains or losses on securities
   (both realized and unrealized)             4.19       (10.20)        4.55        (6.59)        9.79         5.61        (0.54)
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations           3.97       (10.85)        4.49        (6.97)        9.44         5.21        (0.83)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Distributions from capital gains              -         0.26            -         5.48         4.91         3.92         4.90
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  31.10     $  27.13     $  38.24     $  33.75     $  46.20     $  41.67     $  40.38
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                           14.63%      (28.39)%      13.30%      (16.30)%      25.21%       13.71%       (2.08)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (millions)   $     54     $     59     $    170     $    164     $    318     $    338     $    405
RATIOS TO AVERAGE NET ASSETS:#
   Net expenses                               1.85%        1.85%        1.85%        1.85%        1.85%        1.80%        1.77%
   Net investment income (loss)              (1.56)%      (1.64)%      (0.93)%      (0.97)%      (0.82)%      (0.98)%      (0.74)%
   Expenses without waivers,
   reimbursements and earnings credits        1.97%        1.89%        1.85%        1.87%        1.85%        1.80%        1.77%
   Net investment income (loss)
   without waivers, reimbursements and
   earnings credits                          (1.68)%      (1.68)%      (0.93)%      (0.99)%      (0.82)%      (0.98)%      (0.74)%
PORTFOLIO TURNOVER RATE(a)~                     28%          93%           2%          43%          66%          86%         104%
----------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                            1/1/03         YEAR      11/1/01                 YEAR ENDED                 1/2/98**
                                           THROUGH        ENDED      THROUGH     ----------------------------------      THROUGH
                                           6/30/03     12/31/02   12/31/01 ^     10/31/01     10/31/00     10/31/99     10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  26.83     $  37.82     $  33.38     $  45.76     $  41.31     $  40.03     $  42.81
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              (0.21)@      (0.53)@      (0.05)       (0.37)@      (0.35)@      (0.39)@      (0.09)
   Net gains or losses on securities
   (both realized and unrealized)             4.09       (10.20)        4.49        (6.53)        9.71         5.59        (2.69)
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations           3.88       (10.73)        4.44        (6.90)        9.36         5.20        (2.78)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Distributions from capital gains              -         0.26            -         5.48         4.91         3.92            -
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  30.71     $  26.83     $  37.82     $  33.38     $  45.76     $  41.31     $  40.03
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                           14.46%      (28.39)%      13.30%      (16.30)%      25.25%       13.81%       (6.49)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (millions)   $      4     $      3     $      5     $      4     $      5     $      6     $      4
RATIOS TO AVERAGE NET ASSETS:#
   Net expenses                               1.85%        1.85%        1.85%        1.85%        1.85%        1.80%        1.73%
   Net investment income (loss)              (1.56)%      (1.63)%      (0.91)%      (0.97)%      (0.82)%      (0.97)%      (0.59)%
   Expenses without waivers,
   reimbursements and earnings credits        1.97%        1.88%        1.85%        1.87%        1.85%        1.80%        1.73%
   Net investment income (loss)
   without waivers, reimbursements and
   earnings credits                          (1.68)%      (1.66)%      (0.91)%      (0.99)%      (0.82)%      (0.97)%      (0.59)%
PORTFOLIO TURNOVER RATE(a)~                     28%          93%           2%          43%          66%          86%         104%
--------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                            1/1/03         YEAR      11/1/01                       YEAR ENDED
                                           THROUGH        ENDED      THROUGH    -------------------------------------------------
                                           6/30/03     12/31/02    12/31/01^     10/31/01     10/31/00     10/31/99     10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  29.57     $  41.26     $  36.37     $  48.76     $  43.36     $  41.53     $  46.90
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              (0.10)@      (0.24)@       0.01            -+        0.04@       (0.05)@       0.07
   Net gains or losses on securities
   (both realized and unrealized)             4.59       (11.19)        4.88        (6.91)       10.27         5.80        (0.54)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations           4.49       (11.43)        4.89        (6.91)       10.31         5.75        (0.47)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Distributions from capital gains              -         0.26            -         5.48         4.91         3.92         4.90
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  34.06     $  29.57     $  41.26     $  36.37     $  48.76     $  43.36     $  41.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                              15.18%      (27.71)%      13.45%      (15.20)%      26.34%       14.71%       (1.20)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (millions)   $      3     $      2     $      3     $      3     $     15     $     18     $     52
RATIOS TO AVERAGE NET ASSETS:#
   Net expenses                               0.93%        0.93%        0.93%        0.93%        0.94%        0.92%        0.91%
   Net investment income (loss)              (0.64)%      (0.71)%       0.01%       (0.01)%       0.09%       (0.11)%       0.11%
   Expenses without waivers,
   reimbursements and earnings credits        1.79%        1.26%        2.06%        1.18%        1.06%        0.99%        0.91%
   Net investment income (loss)
   without waivers, reimbursements and
   earnings credits                          (1.50)%      (1.04)%      (1.12)%      (0.26)%      (0.03)%      (0.18)%       0.11%
PORTFOLIO TURNOVER RATE(a)~                     28%          93%           2%          43%          66%          86%         104%
---------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
  + Amount rounds to less than one cent per share.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)


A Special Meeting of Shareholders was held on February 13, 2003 at 522 Fifth Avenue, New York, New York 10036 for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between the following series of J.P. Morgan Mutual Fund Group:


ACQUIRING FUND                                                    TARGET FUND
JPMorgan Capital Growth Fund            JPMorgan H&Q Technology Fund ("HQTF")


Under the Reorganization Plan, the Target Fund transferred all of its assets and liabilities to the Acquiring Fund in a tax-free reorganization. In exchange, shareholders of the Target Fund received shares of the Acquiring Fund with a value equal to their respective holdings in the Target Fund. A majority of shareholders of approved the Reorganization Plan by the following votes:

                                             FOR    AGAINST   ABSTAIN
HQTF                                   1,165,983    149,936    58,634

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

Capital Growth Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS

Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS

Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS

Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAXFREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

               Funds may be registered under separate registrants.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING LOGO]

ASSET MANAGEMENT

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

The financial information in this report has been taken from the books and records of the funds without examination by independent auditors, who express no opinion thereto.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
       393 Manley Street                                          U.S. POSTAGE
West Bridgewater, MA 02379-1039                                       PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2003 All rights reserved. August 2003

                                                                     SAN-CGF-603

[GRAPHIC]

JPMORGAN FUNDS


SEMI-ANNUAL REPORT JUNE 30 (UNAUDITED) 2003


U.S. EQUITY FUNDS

GROWTH AND INCOME FUND


[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

CONTENTS

President's Letter                                  1

JPMorgan Growth and Income Fund
  Fund Commentary                                   3

Financial Statements                                6

Notes to Financial Statements                       9

Financial Highlights                               15

Growth and Income Portfolio of Investments         19

Financial Statements                               22

Notes to Financial Statements                      25

Supplementary Data                                 29

HIGHLIGHTS

-  Quicker than expected war sparks relief rally

-  Liquidity and positive Q1 earnings support investor sentiment

-  Economic data remains mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN GROWTH AND INCOME FUND

PRESIDENT'S LETTER  AUGUST 4, 2003

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Growth and Income Fund for the six months ended June 30, 2003.

THE "BAGHDAD BOUNCE" TRIGGERS A LIQUIDITY DRIVEN RALLY
Despite the uncertainty of the first few months of 2003, equity markets found direction once it became clear that allied troops would cross the border into Iraq in mid-March. Prior to that, wrangling in the United Nations regarding the legitimacy of war dogged market sentiment. However, the combination of action, followed by a quicker than expected war, led to a relief-rally -- the "Baghdad Bounce".

This then acquired momentum thanks to utterances by the Fed confirming its determination to avoid deflation and to nurture growth, a weaker dollar, and Congress approval of a $350 billion package of tax cuts by the Bush administration in an attempt to boost consumer demand. The combination of liquidity and the lack of any major negative earnings surprises supported investor sentiment. By June 30th, the S&P 500 Index of blue chip U.S. stocks had risen 11.76% year to date, while the S&P Small Cap 600 Index of small company stocks was up 12.92%.

While stock market sentiment improved, economic data was mixed with the labor market sluggish, but deteriorating less rapidly, and core CPI -- the benchmark measure of inflation -- falling to its lowest level in 40 years, +1.5%. However, there was some positive leading indicator data towards the end of the period, prompting the Fed to comment in its Beige Book that: "the unwinding of war-related concerns appears to have provided some lift to business and consumer confidence, but most reports suggested that the effect had not been dramatic".

OUTLOOK
From an economic perspective, we expect the accomodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004. This should provide further support to equities through improved earnings, while undermining bonds. The extent to which improving earnings will be reflected in stock prices is open to question, however, as price/earning valuation multiples are still not cheap relative to history.

[SIDENOTE]

From an economic perspective, we expect the accomodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004.

[PHOTO]

In the meantime, equities may be stuck in a trading range due to profit taking and concern about the recovery.

We would like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely yours,


/s/ George C.W. Gatch


George C.W. Gatch
President
JPMorgan Funds


JPMORGAN FUNDS

JPMORGAN GROWTH AND INCOME FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                         9/23/1987
Fiscal Year End                      DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                     $        713.1
Primary Benchmark                  S&P 500/BARRA
                                     VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, gained 10.96% (Class A shares, without sales charge) during the six months ended June 30, 2003. This compares to a return of 12.29% from the S&P 500/BARRA Value Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund's underperformance was mostly attributable to its adverse stock selection and underweight position in the information technology and telecommunications sector. Adept stock selection in the consumer discretionary sector enhanced the fund's relative return.

   Amongst the portfolio's main detractors was Freddie Mac, the government-sponsored mortgage company. Earnings restatements, management resignations and the subsequent political machinations combined to push Freddie Mac down for the quarter. We are awaiting final restatements to prior year's earnings, which should boost earnings going back three years. Although the news surrounding Freddie Mac has been dramatic, its current valuation discounts a lot of the negative news. However, we felt it prudent to reduce the position until we gain more clarity on the extent of the problem.

   The top contributor for the period was Citigroup, which posted strong first-quarter earnings, beating consensus Wall Street expectations. Credit cards and retail banking segments remained the company's primary growth drivers.

Q: HOW WAS THE FUND MANAGED?

A: We continue to favor consumer discretionary names as the best way to play an economic recovery. First, lower interest rates and taxes act as a direct infusion into consumers' bank accounts. Second, consumer confidence and real incomes are rising. Third, many of these names have easy compares and remain attractively priced.

   Despite the market's climb we found high quality companies in which to invest. Holdings such as Pfizer, Wyeth, PepsiCo, and Qualcomm incorporated concerns into their prices rather than the high returns and durable business models that we see. We also found traditional value plays: companies in lower growth industries that possess strong balance sheets and generate excess cash flow. Holdings in this area include Altria Group, Mattel, Autozone, and Automatic Data Processing.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                      33.80%
Consumer Goods & Services                22.20%
Energy                                   11.60%
Industrial Products & Services            7.80%
Telecommunications                        7.50%
Technology                                6.20%
Utilities                                 3.80%
Short-Term Investments                    3.20%
Pharmaceuticals                           1.70%
REITs                                     1.30%
Health Services & Systems                 0.90%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                             4.6%

 2. Exxon Mobil Corp.                           4.2%

 3. American International Group, Inc.          2.8%

 4. SBC Communications, Inc.                    2.2%

 5. Verizon Communications, Inc.                2.2%

 6. ChevronTexaco Corp.                         2.1%

 7. U.S. Bancorp                                1.9%

 8. AOL Time Warner, Inc.                       1.9%

 9. Liberty Media Corp., Class A                1.9%

10. Golden West Financial Corp.                 1.9%

Top 10 equity holdings comprised 25.7% of the Portfolio's market value of investments ($281,141 in thousands). As of June 30, 2003, the Fund held 91 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                       1 YEAR          3 YEARS         5 YEARS      10 YEARS
                                         -------------------------------------------------------------------
CLASS A SHARES

             Without Sales Charge                     (1.02%)           (6.96%)        (2.58%)         6.78%
               With Sales Charge*                     (6.70%)           (8.78%)        (3.72%)         6.15%
                                         -------------------------------------------------------------------

CLASS B SHARES

                     Without CDSC                     (1.54%)           (7.43%)        (3.07%)         6.35%
                      With CDSC**                     (6.44%)           (8.21%)        (3.32%)         6.35%
                                         -------------------------------------------------------------------

CLASS C SHARES

                     Without CDSC                     (1.48%)           (7.42%)        (3.07%)         6.09%
                     With CDSC***                     (2.46%)           (7.42%)        (3.07%)         6.09%
                                         -------------------------------------------------------------------
SELECT SHARES                                         (0.60%)           (6.13%)        (1.89%)         7.26%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (6/30/93 to 6/30/03)

            JPMORGAN GROWTH AND                  S&P 500/BARRA           LIPPER LARGE-CAP
            INCOME FUND (CLASS A)                VALUE INDEX             VALUE FUNDS INDEX
Jun-93                  $   9,425                    $  10,000                   $  10,000
Jul-93                  $   9,356                    $  10,124                   $   9,970
Aug-93                  $   9,638                    $  10,521                   $  10,373
Sep-93                  $   9,669                    $  10,517                   $  10,410
Oct-93                  $   9,729                    $  10,573                   $  10,589
Nov-93                  $   9,585                    $  10,384                   $  10,421
Dec-93                  $   9,753                    $  10,561                   $  10,643
Jan-94                  $  10,053                    $  11,053                   $  10,990
Feb-94                  $   9,872                    $  10,653                   $  10,726
Mar-94                  $   9,493                    $  10,215                   $  10,281
Apr-94                  $   9,474                    $  10,430                   $  10,408
May-94                  $   9,544                    $  10,604                   $  10,558
Jun-94                  $   9,362                    $  10,310                   $  10,304
Jul-94                  $   9,538                    $  10,658                   $  10,605
Aug-94                  $   9,851                    $  10,960                   $  11,034
Sep-94                  $   9,647                    $  10,574                   $  10,746
Oct-94                  $   9,744                    $  10,805                   $  10,922
Nov-94                  $   9,396                    $  10,367                   $  10,542
Dec-94                  $   9,420                    $  10,495                   $  10,661
Jan-95                  $   9,504                    $  10,779                   $  10,853
Feb-95                  $   9,884                    $  11,197                   $  11,257
Mar-95                  $  10,159                    $  11,506                   $  11,520
Apr-95                  $  10,319                    $  11,885                   $  11,856
May-95                  $  10,668                    $  12,414                   $  12,296
Jun-95                  $  10,940                    $  12,508                   $  12,562
Jul-95                  $  11,426                    $  12,940                   $  12,959
Aug-95                  $  11,495                    $  13,050                   $  13,038
Sep-95                  $  11,701                    $  13,504                   $  13,506
Oct-95                  $  11,477                    $  13,293                   $  13,398
Nov-95                  $  11,924                    $  13,990                   $  13,979
Dec-95                  $  12,017                    $  14,377                   $  14,205
Jan-96                  $  12,443                    $  14,807                   $  14,643
Feb-96                  $  12,558                    $  14,946                   $  14,807
Mar-96                  $  12,793                    $  15,296                   $  14,966
Apr-96                  $  12,973                    $  15,452                   $  15,170
May-96                  $  13,143                    $  15,685                   $  15,451
Jun-96                  $  13,098                    $  15,610                   $  15,460
Jul-96                  $  12,505                    $  14,951                   $  14,854
Aug-96                  $  12,941                    $  15,364                   $  15,240
Sep-96                  $  13,530                    $  16,021                   $  15,987
Oct-96                  $  13,726                    $  16,565                   $  16,324
Nov-96                  $  14,612                    $  17,832                   $  17,493
Dec-96                  $  14,344                    $  17,539                   $  17,197
Jan-97                  $  15,132                    $  18,348                   $  18,066
Feb-97                  $  15,124                    $  18,482                   $  18,210
Mar-97                  $  14,530                    $  17,850                   $  17,515
Apr-97                  $  15,112                    $  18,519                   $  18,294
May-97                  $  15,989                    $  19,680                   $  19,348
Jun-97                  $  16,603                    $  20,432                   $  20,155
Jul-97                  $  17,918                    $  22,067                   $  21,674
Aug-97                  $  17,269                    $  21,069                   $  20,747
Sep-97                  $  18,183                    $  22,304                   $  21,809
Oct-97                  $  17,685                    $  21,483                   $  21,150
Nov-97                  $  18,240                    $  22,302                   $  21,844
Dec-97                  $  18,579                    $  22,797                   $  22,093
Jan-98                  $  18,486                    $  22,516                   $  22,124
Feb-98                  $  19,795                    $  24,205                   $  23,580
Mar-98                  $  20,708                    $  25,432                   $  24,627
Apr-98                  $  20,851                    $  25,732                   $  24,878
May-98                  $  20,317                    $  25,369                   $  24,455
Jun-98                  $  20,703                    $  25,562                   $  24,912
Jul-98                  $  20,061                    $  25,008                   $  24,481
Aug-98                  $  16,994                    $  20,986                   $  21,140
Sep-98                  $  18,176                    $  22,262                   $  22,156
Oct-98                  $  19,292                    $  24,005                   $  23,931
Nov-98                  $  19,840                    $  25,256                   $  25,152
Dec-98                  $  21,199                    $  26,143                   $  26,122
Jan-99                  $  21,392                    $  26,671                   $  26,556
Feb-99                  $  20,498                    $  26,097                   $  25,948
Mar-99                  $  21,191                    $  26,888                   $  26,737
Apr-99                  $  22,409                    $  29,206                   $  28,311
May-99                  $  22,201                    $  28,689                   $  27,827
Jun-99                  $  22,938                    $  29,791                   $  29,055
Jul-99                  $  22,092                    $  28,873                   $  28,229
Aug-99                  $  21,475                    $  28,142                   $  27,716
Sep-99                  $  20,724                    $  27,042                   $  26,690
Oct-99                  $  21,766                    $  28,570                   $  27,977
Nov-99                  $  21,905                    $  28,401                   $  28,075
Dec-99                  $  22,915                    $  29,469                   $  28,939
Jan-00                  $  22,368                    $  28,532                   $  27,715
Feb-00                  $  21,587                    $  26,749                   $  26,548
Mar-00                  $  23,681                    $  29,539                   $  28,980
Apr-00                  $  23,378                    $  29,341                   $  28,658
May-00                  $  22,873                    $  29,432                   $  28,678
Jun-00                  $  22,559                    $  28,269                   $  28,363
Jul-00                  $  22,968                    $  28,835                   $  28,235
Aug-00                  $  24,346                    $  30,767                   $  29,870
Sep-00                  $  23,603                    $  30,761                   $  29,398
Oct-00                  $  23,695                    $  31,336                   $  29,633
Nov-00                  $  22,368                    $  29,731                   $  28,362
Dec-00                  $  23,022                    $  31,262                   $  29,505
Jan-01                  $  23,001                    $  32,582                   $  29,750
Feb-01                  $  21,731                    $  30,422                   $  28,316
Mar-01                  $  20,686                    $  29,220                   $  27,215
Apr-01                  $  22,213                    $  31,201                   $  28,758
May-01                  $  22,452                    $  31,529                   $  29,221
Jun-01                  $  21,579                    $  30,507                   $  28,426
Jul-01                  $  21,422                    $  29,979                   $  28,233
Aug-01                  $  20,066                    $  28,247                   $  26,911
Sep-01                  $  18,492                    $  25,563                   $  24,812
Oct-01                  $  18,603                    $  25,563                   $  24,974
Nov-01                  $  19,645                    $  27,186                   $  26,574
Dec-01                  $  19,922                    $  27,600                   $  26,976
Jan-02                  $  19,715                    $  26,843                   $  26,477
Feb-02                  $  19,660                    $  26,604                   $  26,331
Mar-02                  $  20,515                    $  27,967                   $  27,492
Apr-02                  $  19,477                    $  26,566                   $  26,321
May-02                  $  19,664                    $  26,672                   $  26,355
Jun-02                  $  18,356                    $  24,989                   $  24,518
Jul-02                  $  16,699                    $  22,288                   $  22,400
Aug-02                  $  16,839                    $  22,441                   $  22,550
Sep-02                  $  15,035                    $  19,876                   $  19,943
Oct-02                  $  16,389                    $  21,528                   $  21,407
Nov-02                  $  17,188                    $  23,041                   $  22,749
Dec-02                  $  16,374                    $  21,843                   $  21,666
Jan-03                  $  15,945                    $  21,245                   $  21,151
Feb-03                  $  15,466                    $  20,667                   $  20,622
Mar-03                  $  15,434                    $  20,640                   $  20,610
Apr-03                  $  16,815                    $  22,681                   $  22,349
May-03                  $  17,957                    $  24,351                   $  23,726
Jun-03                  $  18,170                    $  24,528                   $  23,996

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/BARRA Value Index, and Lipper Large-Cap Value Funds Index from June 30, 1993 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2003                                                  (Unaudited)
(Amounts in thousands, except per share amounts)

ASSETS
Investment in Growth and Income Portfolio, at value               $     715,042
Receivables:
    Fund shares sold                                                          5
    Expense reimbursements                                                    2
-------------------------------------------------------------------------------
Total Assets                                                            715,049
-------------------------------------------------------------------------------
LIABILITIES
Payables:
    Distributions                                                         1,027
    Fund shares redeemed                                                    304
Accrued liabilities:
    Shareholder servicing fees                                              119
    Distribution fees                                                       182
    Trustees' fees -- deferred compensation plan                            155
    Other                                                                   205
-------------------------------------------------------------------------------
Total Liabilities                                                         1,992
-------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                                         775,143
Accumulated undistributed
  (overdistributed) net investment income                                  (314)
Accumulated net realized gain
  (loss) on investment in Portfolio                                    (104,762)
Net unrealized appreciation
  (depreciation) of investment in Portfolio                              42,990
-------------------------------------------------------------------------------
Total Net Assets                                                  $     713,057
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value;
  unlimited number of shares authorized):
    Class A                                                              24,635
    Class B                                                               2,870
    Class C                                                                 219
    Select                                                                   25
Net Asset Value:
    Class A (and redemption price)                                $       25.75
    Class B*                                                      $       25.31
    Class C*                                                      $       24.50
    Select (and redemption price)                                 $       26.49
Class A Maximum Public Offering
  Price Per Share (net asset value per share/94.25%)              $       27.32
-------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003                               (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME
Allocated investment income from Portfolio                        $       7,113
Allocated expenses from Portfolio                                        (1,575)
-------------------------------------------------------------------------------
Total investment income                                                   5,538
-------------------------------------------------------------------------------

EXPENSES
Administration fees                                                         338
Shareholder servicing fees                                                  846
Distribution fees                                                         1,041
Printing and postage                                                         27
Professional fees                                                            22
Registration expenses                                                        40
Transfer agent fees                                                       1,154
Trustees' fees                                                                2
Accounting fees                                                              28
Other                                                                        33
-------------------------------------------------------------------------------
Total expenses                                                            3,531
-------------------------------------------------------------------------------
Less amounts waived                                                         508
Less expense reimbursements                                                   4
-------------------------------------------------------------------------------
    Net expenses                                                          3,019
-------------------------------------------------------------------------------
Net investment income (loss)                                              2,519
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) allocated from Portfolio                       (67,655)
Change in net unrealized appreciation
  (depreciation) allocated from Portfolio                               135,892
-------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                                                  68,237
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations             $      70,756
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED                                            (Unaudited)
(Amounts in thousands)

                                                                     1/1/03
                                                                    THROUGH         YEAR ENDED
                                                                    6/30/03           12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                                  $       2,519     $        6,461
Net realized gain (loss) allocated from Portfolio                   (67,655)           (35,742)
Change in net unrealized appreciation
  (depreciation) allocated from Portfolio                           135,892           (145,904)
----------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      from operations                                                70,756           (175,185)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                                (2,781)            (6,124)
Net realized gain on investment transactions                             --             (7,200)
----------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (2,781)           (13,324)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
    Increase (decrease) from capital share transactions             (60,250)          (171,948)
----------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                           7,725           (360,457)
----------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                                 705,332          1,065,789
End of period                                                 $     713,057     $      705,332
Accumulated undistributed
  (overdistributed) net investment income                     $        (314)    $          (52)
----------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

1. ORGANIZATION

J.P. Morgan Mutual Fund Group ("JPMMFG" or the "Trust") was organized on May 11, 1987 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. JPMorgan Growth and Income Fund ("GIF" or the "Fund") is a separate series of the Trust. The Fund offers Class A, Class B, Class C and Select shares.

JPMMFG was formerly named Mutual Fund Group. The name change went into effect May 1, 2003.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund utilizes a Master Feeder Fund Structure and seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio (the "Portfolio") which, like the Fund, is an open-end management investment company having the same investment objective as the Fund. As of June 30, 2003, the Fund owned 65.4% of the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

A. VALUATION OF INVESTMENTS -- The Fund records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to the Portfolio's financial statements.

B. INVESTMENT INCOME AND EXPENSES -- The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

C. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income tax or excise tax is necessary.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of the Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, Class B, and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

   CLASS A             CLASS B            CLASS C
    0.25                0.75               0.75

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in Note 3.D.

B. SHAREHOLDER SERVICING FEE -- The Trust has entered into a Shareholder Servicing Agreement on behalf of the Fund with JPMCB under which JPMCB provides account administration and personal account maintenance service to the shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

   CLASS A       CLASS B      CLASS C      SELECT
    0.25          0.25         0.25         0.25

The Shareholder Servicing Agents waived fees as outlined in Note 3.D.

C. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.10% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.025% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentage of its respective average daily net assets as shown in the table below (%):

   CLASS A       CLASS B      CLASS C      SELECT
    1.30          1.80         1.80         0.90

The expense limitation percentages in the table above are due to expire on April 30, 2004.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.D.

D. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2003, the Fund's vendors waived fees and the Administrator contractually reimbursed expenses as follows (amounts in thousands):

                                      CONTRACTUAL WAIVERS
                       --------------------------------------------------
                                        SHAREHOLDER                            CONTRACTUAL
                       ADMINISTRATION     SERVICING  DISTRIBUTION   TOTAL   REIMBURSEMENTS
                             $    338       $   170        $   --  $  508            $   4

E. OTHER -- Certain officers of the Trusts are officers of JPMorgan or of BISYS or their subsidiaries.

4. CLASS SPECIFIC EXPENSES

The Fund's class specific expenses for the six months ended June 30, 2003, are as follows (amounts in thousands):

                           SHAREHOLDER
                             SERVICING    DISTRIBUTION    TRANSFER AGENT
Class A                        $   747        $    747          $  1,016
Class B                             92             275               124
Class C                              6              19                 9
Select                               1              --                 5
                               $   846        $  1,041          $  1,154

5. CLASS SPECIFIC DISTRIBUTIONS

The Fund's class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2003, and the year ended December 31, 2002, are as follows (amounts in thousands):

                                       SIX MONTHS ENDED 6/30/03                    YEAR ENDED 12/31/02
                                   --------------------------------------------------------------------------
                                                NET                                     NET
                                   INVESTMENT INCOME   REALIZED GAIN      INVESTMENT INCOME     REALIZED GAIN
Class A                                 $     2,632    $          --           $      5,792         $   6,083
Class B                                         135               --                    283             1,041
Class C                                          11               --                     21                52
Select                                            3               --                     28                24
-------------------------------------------------------------------------------------------------------------
                                        $     2,781    $          --           $      6,124         $   7,200
-------------------------------------------------------------------------------------------------------------

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Fund may borrow money for temporary or emergency purposes. The Fund has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Fund. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

The Fund had no borrowings outstanding at June 30, 2003, nor at anytime during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

8. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                        SIX MONTHS ENDED         YEAR ENDED
                                                           JUNE 30, 2003  DECEMBER 31, 2002
CLASS A

AMOUNT
    Shares sold                                            $      16,344        $    72,477
    Shares issued in reinvestment of distributions                 1,518             11,008
    Shares redeemed                                              (59,379)          (184,897)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding     $     (41,517)       $  (101,412)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                      706              2,747
    Shares issued in reinvestment of distributions                    69                431
    Shares redeemed                                               (2,531)            (7,168)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding            (1,756)            (3,990)
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                            $       1,697        $     4,255
    Shares issued in reinvestment of distributions                    95              1,209
    Shares redeemed                                              (20,492)           (73,250)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding     $     (18,700)       $   (67,786)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       72                163
    Shares issued in reinvestment of distributions                     4                 48
    Shares redeemed                                                 (903)            (2,855)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding              (827)            (2,644)
-------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED         YEAR ENDED
                                                           JUNE 30, 2003  DECEMBER 31, 2002
CLASS C

AMOUNT
    Shares sold                                                $     282          $     696
    Shares issued in reinvestment of distributions                     8                 69
    Shares redeemed                                                 (523)            (1,835)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding         $    (233)         $  (1,070)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       13                 28
    Shares issued in reinvestment of distributions                    --^                 3
    Shares redeemed                                                  (23)               (74)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               (10)               (43)
-------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                $     235          $     591
    Shares issued in reinvestment of distributions                     2                 43
    Shares redeemed                                                  (37)            (2,314)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding         $     200          $  (1,680)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       10                 20
    Shares issued in reinvestment of distributions                    --^                 2
    Shares redeemed                                                   (1)              (104)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                 9                (82)
-------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

JPMORGAN GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

                                                                        CLASS A
                                          ---------------------------------------------------------------------------
                                            1/1/03       YEAR    11/1/01                  YEAR ENDED
                                           THROUGH      ENDED    THROUGH   ------------------------------------------
                                           6/30/03   12/31/02  12/31/01^   10/31/01    10/31/00   10/31/99   10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  23.31   $  28.83   $  26.95   $  40.71   $   43.65   $  43.24   $  46.21
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)              0.09@      0.21@      0.03       0.19        0.09@      0.18@      0.19@
    Net gains or losses on securities
      (both realized and unrealized)          2.45      (5.31)      1.88      (8.04)       3.31       5.07       3.59
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations          2.54      (5.10)      1.91      (7.85)       3.40       5.25       3.78
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income      0.10       0.21       0.03       0.21        0.03       0.17       0.19
    Distributions from capital gains            --       0.21         --       5.70        6.31       4.67       6.56
---------------------------------------------------------------------------------------------------------------------
    Total distributions                       0.10       0.42       0.03       5.91        6.34       4.84       6.75
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  25.75   $  23.31   $  28.83   $  26.95   $   40.71   $  43.65   $  43.24
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                           10.96%    (17.81)%     7.09%    (21.50)%      8.88%     12.82%      9.09%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)  $    634   $    615   $    876   $    833   $   1,131   $  1,385   $  1,499
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses*                             1.30%      1.30%      1.30%      1.30%       1.30%      1.26%      1.25%
    Net investment income (loss)              0.80%      0.81%      0.62%      0.59%       0.23%      0.41%      0.44%
    Expenses without waivers and
      reimbursements*                         1.45%      1.44%      1.30%      1.32%       1.30%      1.26%      1.25%
    Net investment income (loss) without
      waivers and reimbursements              0.65%      0.67%      0.62%      0.57%       0.23%      0.41%      0.44%
PORTFOLIO TURNOVER RATE~(a)                     21%        70%         0%        12%         30%       125%       113%
---------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, in which the Fund invested all of its investable assets.
  * Includes expenses allocated from the Portfolio.

       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         CLASS B
                                          ---------------------------------------------------------------------------
                                            1/1/03       YEAR    11/1/01                YEAR ENDED
                                           THROUGH      ENDED    THROUGH   ------------------------------------------
                                           6/30/03   12/31/02  12/31/01^   10/31/01    10/31/00   10/31/99   10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  22.91   $  28.32   $  26.48   $  40.09   $   43.25   $  42.92   $  45.96
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)              0.03@      0.08@      0.01       0.02       (0.11)@    (0.04)@    (0.02)@
    Net gains or losses on securities
      (both realized and unrealized)          2.41      (5.21)      1.83      (7.89)       3.26       5.04       3.54
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations          2.44      (5.13)      1.84      (7.87)       3.15       5.00       3.52
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income      0.04       0.07         --       0.04          --         --         --
    Distributions from capital gains            --       0.21         --       5.70        6.31       4.67       6.56
---------------------------------------------------------------------------------------------------------------------
    Total distributions                       0.04       0.28         --       5.74        6.31       4.67       6.56
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  25.31   $  22.91   $  28.32   $  26.48   $   40.09   $  43.25   $  42.92
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                           10.69%    (18.21)%     6.95%    (21.90)%      8.32%     12.29%      8.52%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)  $     73   $     85   $    180   $    185   $     409   $    528   $    542
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses*                             1.80%      1.80%      1.80%      1.80%       1.80%      1.76%      1.75%
    Net investment income (loss)              0.30%      0.30%      0.12%      0.10%      (0.27)%    (0.09)%    (0.06)%
    Expenses without waivers and
      reimbursements*                         1.95%      1.95%      1.80%      1.82%       1.80%      1.76%      1.75%
    Net investment income (loss) without
      waivers and reimbursements              0.15%      0.15%      0.12%      0.08%      (0.27)%    (0.09)%    (0.06)%
PORTFOLIO TURNOVER RATE~(a)                     21%        70%         0%        12%         30%       125%       113%
---------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, in which the Fund invested all of its investable assets.
  * Includes expenses allocated from the Portfolio.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                         CLASS C
                                          ---------------------------------------------------------------------------
                                            1/1/03       YEAR    11/1/01           YEAR ENDED                1/2/98**
                                           THROUGH      ENDED    THROUGH   -------------------------------    THROUGH
                                           6/30/03   12/31/02  12/31/01^   10/31/01    10/31/00   10/31/99   10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  22.19   $  27.47   $  25.68   $  39.10   $   42.34   $  42.13   $  41.64
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)              0.03@      0.08@      0.01       0.05       (0.11)@    (0.03)@    (0.02)@
    Net gains or losses on securities
      (both realized and unrealized)          2.33      (5.06)      1.78      (7.70)       3.18       4.94       0.68
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations          2.36      (4.98)      1.79      (7.65)       3.07       4.91       0.66
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income      0.05       0.09         --       0.07          --       0.03       0.09
    Distributions from capital gains            --       0.21         --       5.70        6.31       4.67       0.08
---------------------------------------------------------------------------------------------------------------------
    Total distributions                       0.05       0.30         --       5.77        6.31       4.70       0.17
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  24.50   $  22.19   $  27.47   $  25.68   $   39.10   $  42.34   $  42.13
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                           10.69%    (18.21)%     6.97%    (21.89)%      8.31%     12.29%      1.55%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)  $      5   $      5   $      7   $      7   $       9   $     10   $      5
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses*                             1.80%      1.80%      1.80%      1.80%       1.80%      1.76%      1.72%
    Net investment income (loss)              0.30%      0.31%      0.12%      0.09%      (0.27)%    (0.07)%    (0.05)%
    Expenses without waivers and
      reimbursements*                         1.95%      1.94%      1.80%      1.82%       1.80%      1.76%      1.72%
    Net investment income (loss) without
      waivers and reimbursements              0.15%      0.17%      0.12%      0.07%      (0.27)%    (0.07)%    (0.05)%
PORTFOLIO TURNOVER RATE~(a)                    21%         70%         0%        12%         30%       125%       113%
---------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, in which the Fund invested all of its investable assets.
  * Includes expenses allocated from the Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         SELECT
                                          ---------------------------------------------------------------------------
                                            1/1/03       YEAR    11/1/01                  YEAR ENDED
                                           THROUGH      ENDED    THROUGH   ------------------------------------------
                                           6/30/03   12/31/02  12/31/01^   10/31/01    10/31/00   10/31/99   10/31/98
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $  23.98   $  29.64   $  27.72   $  40.99   $   43.89   $  43.43   $  46.35
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)              0.14@      0.32@      0.05       0.14        0.26@      0.35@      0.43@
    Net gains or losses on securities
      (both realized and unrealized)          2.52      (5.46)      1.93      (7.53)       3.33       5.12       3.50
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations          2.66      (5.14)      1.98      (7.39)       3.59       5.47       3.93
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income      0.15       0.31       0.06       0.18        0.18       0.34       0.29
    Distributions from capital gains            --       0.21         --       5.70        6.31       4.67       6.56
---------------------------------------------------------------------------------------------------------------------
    Total distributions                       0.15       0.52       0.06       5.88        6.49       5.01       6.85
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  26.49   $  23.98   $  29.64   $  27.72   $   40.99   $  43.89   $  43.43
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                              11.17%    (17.47)%     7.13%    (20.01)%      9.34%     13.30%      9.44%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)  $      1   $     --+  $      3   $      3   $       5   $     15   $     24
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses*                             0.90%      0.90%      0.90%      0.89%       0.89%      0.85%      0.85%
    Net investment income (loss)              1.19%      1.16%      1.02%      0.93%       0.64%      0.80%      0.95%
    Expenses without waivers and
      reimbursements*                         2.66%      1.56%      3.34%      2.07%       0.93%      0.85%      0.85%
    Net investment income (loss) without
      waivers and reimbursements             (0.57)%     0.50%     (1.42)%    (0.25)%      0.60%      0.80%      0.95%
PORTFOLIO TURNOVER RATE~(a)                     21%        70%         0%        12%         30%       125%       113%
---------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, in which the Fund invested all of its investable assets.
  * Includes expenses allocated from the Portfolio.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2003                                                  (Unaudited)
(Amounts in thousands)

SHARES    ISSUER                                            VALUE
-----------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.8%

          COMMON STOCKS -- 96.8%

          AEROSPACE -- 2.3%
   120    General Dynamics Corp.                      $     8,671
   238    United Technologies Corp.                        16,858
          -------------------------------------------------------
                                                           25,529
          -------------------------------------------------------

          APPAREL -- 1.1%
    92    Nike, Inc., Class B                               4,937
   210    VF Corp.                                          7,117
          -------------------------------------------------------
                                                           12,054
          -------------------------------------------------------

          AUTOMOTIVE -- 0.5%
   155    Genuine Parts Co. (l)                             4,946

          BANKING -- 11.6%
   251    Bank of America Corp.                            19,813
   369    BB&T Corp.                                       12,640
   235    North Fork Bancorporation, Inc. (l)               7,987
   172    PNC Financial Services Group, Inc.                8,390
   304    SunTrust Banks, Inc.                             18,027
   318    The Bank of New York Co., Inc.                    9,145
   856    U.S. Bancorp                                     20,965
   330    Wachovia Corp.                                   13,187
   326    Wells Fargo & Co.                                16,451
          -------------------------------------------------------
                                                          126,605
          -------------------------------------------------------

          BROADCASTING/CABLE -- 0.6%
   195    EchoStar Communications Corp., Class A*           6,741

          BUSINESS SERVICES -- 1.9%
   106    Automatic Data Processing, Inc.                   3,582
   350    Equifax, Inc.                                     9,095
   452    IMS Health, Inc.                                  8,137
          -------------------------------------------------------
                                                           20,814
          -------------------------------------------------------

          CHEMICALS -- 0.5%
   112    PPG Industries, Inc.                              5,693

          COMPUTER SOFTWARE -- 0.9%
   429    Computer Associates International, Inc.           9,551

          COMPUTERS/COMPUTER HARDWARE -- 2.9%
   433    Hewlett-Packard Co.                               9,219
   135    International Business Machines Corp.       $    11,104
   136    Lexmark International, Inc.*                      9,632
   117    Seagate Technology (Cayman Islands)*              2,057
          -------------------------------------------------------
                                                           32,012
          -------------------------------------------------------

          CONSTRUCTION -- 0.3%
   303    Clayton Homes, Inc.                               3,805

          CONSTRUCTION MATERIALS -- 0.9%
   278    Vulcan Materials Co.                             10,287

          CONSUMER PRODUCTS -- 1.9%
   448    Altria Group, Inc.                               20,334

          DIVERSIFIED -- 0.7%
   412    Tyco International LTD (Bermuda)                  7,822

          ENTERTAINMENT/LEISURE -- 0.8%
   273    Carnival Corp. (l)                                8,878

          ENVIRONMENTAL SERVICES -- 0.9%
   411    Waste Management, Inc. (l)                        9,896

          FINANCIAL SERVICES -- 13.1%
   459    American Express Co.                             19,178
 1,184    Citigroup, Inc.                                  50,690
   249    Freddie Mac                                      12,662
   256    Golden West Financial Corp.                      20,467
   527    Janus Capital Group, Inc.                         8,641
    94    Merrill Lynch & Co., Inc.                         4,388
   266    Prudential Financial, Inc.                        8,948
   271    T. Rowe Price Group, Inc.                        10,219
   217    Washington Mutual, Inc.                           8,966
          -------------------------------------------------------
                                                          144,159
          -------------------------------------------------------

          FOOD/BEVERAGE PRODUCTS -- 2.6%
    68    Brown-Forman Corp., Class B                       5,381
   453    Kraft Foods, Inc., Class A                       14,745
   182    PepsiCo, Inc.                                     8,108
          -------------------------------------------------------
                                                           28,234
          -------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES    ISSUER                                            VALUE
-----------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

          HEALTH CARE/HEALTH CARE SERVICES -- 0.9%
   117    WellPoint Health Networks, Inc.* (l)        $     9,829

          INSURANCE -- 9.0%
   546    American International Group, Inc.               30,147
   115    Chubb Corp.                                       6,912
   185    Hartford Financial Services Group, Inc.           9,301
   115    John Hancock Financial Services, Inc.             3,540
   209    Marsh & McLennan Companies, Inc.                 10,679
   277    MGIC Investment Corp.                            12,924
   144    Principal Financial Group, Inc. (l)               4,628
   258    SAFECO Corp.                                      9,113
   708    Travelers Property Casualty Corp.,
            Class A (l)                                    11,255
          -------------------------------------------------------
                                                           98,499
          -------------------------------------------------------

          MANUFACTURING -- 1.6%
   168    Cooper Industries LTD, Class A                    6,918
   383    Honeywell International, Inc.                    10,289
          -------------------------------------------------------
                                                           17,207
          -------------------------------------------------------

          METALS/MINING -- 0.5%
   230    Alcoa, Inc.                                       5,857

          MULTI-MEDIA -- 8.9%
 1,276    AOL Time Warner, Inc.*                           20,531
   403    Comcast Corp., Class A*                          12,149
   132    Dow Jones & Co., Inc.                             5,697
   120    Gannett Co., Inc.                                 9,240
    41    Knight Ridder, Inc.                               2,854
 1,771    Liberty Media Corp., Class A*                    20,476
    88    The E.W. Scripps Co., Class A                     7,843
   385    The Walt Disney Co.                               7,594
   247    Viacom, Inc., Class B*                           10,800
          -------------------------------------------------------
                                                           97,184
          -------------------------------------------------------

          OIL & GAS -- 10.3%
   215    Burlington Resources, Inc. (l)                   11,625
   322    ChevronTexaco Corp.                              23,247
   341    ConocoPhillips                                   18,682
   234    Devon Energy Corp.                               12,506
 1,281    Exxon Mobil Corp.                                46,015
          -------------------------------------------------------
                                                          112,075
          -------------------------------------------------------

          PHARMACEUTICALS -- 1.7%
   223    Pfizer, Inc.                                $     7,602
   232    Wyeth                                            10,554
          -------------------------------------------------------
                                                           18,156
          -------------------------------------------------------

          PIPELINES -- 1.3%
   269    Kinder Morgan, Inc.                              14,717

          REAL ESTATE -- 0.6%
   299    Brookfield Properties Corp. (Canada)              6,360

          REAL ESTATE INVESTMENT TRUST -- 0.7%
   220    Public Storage, Inc.                              7,448

          RESTAURANTS/FOOD SERVICES -- 0.9%
   247    Outback Steakhouse, Inc.                          9,645

          RETAILING -- 4.2%
   132    AutoZone, Inc.*                                  10,051
   364    CarMax, Inc.* (l)                                10,982
   861    Circuit City Stores, Inc.                         7,576
   348    Home Depot, Inc.                                 11,529
   279    The TJX Companies, Inc.                           5,262
          -------------------------------------------------------
                                                           45,400
          -------------------------------------------------------

          TELECOMMUNICATIONS -- 7.5%
   367    Alltel Corp.                                     17,682
   212    BellSouth Corp.                                   5,638
   750    General Motors - Hughes
            Electronics Corp., Class H*                     9,601
   959    SBC Communications, Inc.                         24,510
   611    Verizon Communications, Inc.                     24,093
          -------------------------------------------------------
                                                           81,524
          -------------------------------------------------------

          TELECOMMUNICATIONS EQUIPMENT -- 0.5%
   161    QUALCOMM, Inc.                                    5,738

          TOYS & GAMES -- 0.9%
   518    Mattel, Inc.                                      9,808

          UTILITIES -- 3.8%
   224    Consolidated Edison, Inc.                         9,699

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES    ISSUER                                            VALUE
-----------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

          UTILITIES -- CONTINUED
   194    Dominion Resources, Inc.                    $    12,488
   304    Energy East Corp.                                 6,315
   327    FirstEnergy Corp.                                12,585
          -------------------------------------------------------
                                                           41,087
          -------------------------------------------------------
          Total Common Stocks                           1,057,894
          (Cost $992,240)
          -------------------------------------------------------

SHORT-TERM INVESTMENT -- 3.2%

          MONEY MARKET FUND -- 3.2%
34,539    JPMorgan Prime Money Market Fund (a)             34,539
          (Cost $34,539)
          -------------------------------------------------------
          Total Investments -- 100.0%                 $ 1,092,433
          (Cost $1,026,779)
          -------------------------------------------------------

SHARES    COLLATERAL INVESTMENTS                            VALUE
-----------------------------------------------------------------
          MONEY MARKET FUNDS (c)
 2,504    Merrill Lynch Premier Institution
          Money Market Fund                           $     2,504
 2,504    Reserve Primary Money Market Fund                 2,504
          -------------------------------------------------------
                                                      $     5,008
          -------------------------------------------------------

Abbreviations:

*     -- Non-income producing security.
(a) -- Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c)   -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.

SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2003                                                 (Unaudited)
(Amounts in thousands)

ASSETS
Investment securities, at value                                  $     1,092,433
Investments held as collateral for securities lending program              5,008
Cash                                                                           3
Receivables:
    Investment securities sold                                             4,894
    Interest and dividends                                                 1,123
    Security lending (net)                                                     1
--------------------------------------------------------------------------------
Total Assets                                                           1,103,462
--------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                                        4,780
    Collateral for securities lending program                              5,008
Accrued liabilities:
    Investment advisory fees                                                 364
    Administration fees                                                       46
    Custodian fees                                                             8
    Trustees' fees -- deferred compensation plan                             176
    Other                                                                     46
--------------------------------------------------------------------------------
Total Liabilities                                                         10,428
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS         $     1,093,034
--------------------------------------------------------------------------------
Cost of investments                                              $     1,026,779
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003                               (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME
Dividend                                                         $        10,517
Dividend income from affiliated investments*                                 183
Securities lending (net)                                                      34
Foreign taxes withheld                                                        (8)
--------------------------------------------------------------------------------
Total investment income                                                   10,726
--------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                   2,045
Administration fees                                                          256
Custodian fees                                                                10
Accounting fees                                                                6
Professional fees                                                             43
Trustees' fees                                                                 3
Other                                                                         15
--------------------------------------------------------------------------------
Total expenses                                                             2,378
--------------------------------------------------------------------------------
Net investment income (loss)                                               8,348
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from investments               (101,725)
Change in net unrealized appreciation
  (depreciation) of investments                                          205,586
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                   103,861
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            $       112,209
--------------------------------------------------------------------------------
*  Includes reimbursements of  investment advisory and
   administration fees:                                          $            26
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED                                            (Unaudited)
(Amounts in thousands)

                                                                1/1/03
                                                               THROUGH         YEAR ENDED
                                                               6/30/03           12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                             $       8,348       $     21,760
Net realized gain (loss) on investments                       (101,725)           (68,049)
Change in net unrealized appreciation
  (depreciation) of investments                                205,586           (205,933)
-----------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations          112,209           (252,222)
-----------------------------------------------------------------------------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                   32,793            126,703
Withdrawals                                                   (116,718)          (399,691)
-----------------------------------------------------------------------------------------
    Increase (decrease) from transactions in investors'
      beneficial interest                                      (83,925)          (272,988)
-----------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                     28,284           (525,210)
-----------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                          1,064,750          1,589,960
End of period                                            $   1,093,034       $  1,064,750
-----------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

1. ORGANIZATION

Growth and Income Portfolio ("GIP" or the "Portfolio") is separately registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITIES ON LOAN -- For the Portfolio, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Portfolio) acting as lending agent to certain borrowers. By lending investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Portfolio in accordance with investment guidelines contained in the securities lending agreement. At June 30, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                    MARKET VALUE OF          MARKET VALUE OF
                  SECURITIES LOANED      COLLATERAL RECEIVED
                           $ 4,940                  $ 5,008

JPMCB as lending agent received a fee of $15 (amount in thousands) from the Portfolio, which is equal to 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify the Portfolio from any loss resulting from a borrower's failure to return a loaned security when due.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. EXPENSES -- Expenses directly attributable to the Portfolio are charged to the Portfolio; other expenses are allocated on another reasonable basis.

F. FEDERAL INCOME TAXES -- The Portfolio intends to continue to qualify as a partnership and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement,
J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM" or "Advisor") acts as the investment advisor to the Portfolio. JPMFAM is a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator"), provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets.

D. OTHER -- The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

For the six months ended June 30, 2003, the Portfolio did not purchase any securities from brokers/dealers affiliated with JPMCB.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                                       PURCHASES             SALES
                                                 (EXCLUDING U.S.   (EXCLUDING U.S.
                                                     GOVERNMENT)       GOVERNMENT)
                                                       $ 210,459         $ 304,997

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2003, are as follows (amounts in thousands):

                                                                        GROSS           GROSS    NET UNREALIZED
                                                   AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                                                        COST     APPRECIATION    DEPRECIATION     (DEPRECIATION)
                                                 $ 1,026,779        $ 118,486       $ (52,832)         $ 65,654

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Portfolio could borrow money for temporary or emergency purposes. The Portfolio had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement expired on April 16, 2003.

The Portfolio had no borrowings outstanding at June 30, 2003, nor at any time during the period then ended.

7. SUBSEQUENT EVENTS

On or about September 1, 2003, JPMFAM and Robert Fleming, Inc. ("RFI") will merge into J.P. Morgan Investment Management, Inc. ("JPMIM"). JPMIM, as the surviving entity, will assume all the rights and obligations of JPMFAM and RFI.

In addition, on or about October 1, 2003, it is expected that JPMIM will change from being a wholly owned subsidiary of JPMorgan ("Parent") to being an indirectly wholly owned subsidiary of the Parent, with the intermediary being J.P. Morgan Fleming Asset Management Holdings, Inc.

The investment advisory services and personnel providing these services will not change as a result of the mergers.

SUPPLEMENTARY DATA                                                   (Unaudited)

                                        1/1/03       YEAR    11/1/01                   YEAR ENDED
                                       THROUGH      ENDED    THROUGH    ---------------------------------------
                                       6/30/03   12/31/02  12/31/01*    10/31/01  10/31/00   10/31/99  10/31/98
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                         0.46%      0.47%      0.46%      0.47%      0.47%      0.47%     0.47%
    Net investment income (loss)         1.63%      1.64%      1.45%      1.43%      1.05%      1.20%     1.21%
    Expenses without reimbursements      0.46%      0.47%      0.46%      0.48%      0.47%      0.47%     0.47%
    Net investment income (loss)
      without reimbursements             1.63%      1.64%      1.45%      1.42%      1.05%      1.20%     1.21%
PORTFOLIO TURNOVER RATE(a)                 21%        70%         0%        12%        30%       125%      113%
===============================================================================================================
TOTAL RETURN(a)                          11.5%     (15.9)%      7.1%     (18.7)%      9.1%      14.1%      8.7%
===============================================================================================================

 * The Portfolio changed its fiscal year end from October 31 to December 31. # Short periods have been annualized.
(a) Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

Capital Growth Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS

Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS

Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS

Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

               Funds may be registered under separate registrants.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

The financial information in this report has been taken from the books and records of the fund without examination by independent auditors, who express no opinion thereto.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
       393 Manley Street                                         U.S. POSTAGE
 West Bridgewater, MA 02379-1039                                     PAID
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                                                                KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2003 All rights reserved,
August 2003                                                          SAN-GIF-603

[JPMORGAN LOGO]

                          SELECT GROWTH AND INCOME FUND
                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)

                                  JUNE 30, 2003

PRESIDENT'S LETTER                                                AUGUST 4, 2003


Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Select Growth and Income Fund for the six months ended June 30, 2003.

THE "BAGHDAD BOUNCE" TRIGGERS A LIQUIDITY DRIVEN RALLY
Despite the uncertainty of the first few months of 2003, equity markets found direction once it became clear that allied troops would cross the border into Iraq in mid-March. Prior to that, wrangling in the United Nations regarding the legitimacy of war dogged market sentiment. However, the combination of action, followed by a quicker than expected war, led to a relief-rally - the "Baghdad Bounce".

This then acquired momentum thanks to utterances by the Fed confirming its determination to avoid deflation and to nurture growth, a weaker dollar, and Congress's approval of a $350 billion package of tax cuts by the Bush administration in an attempt to boost consumer demand. The combination of liquidity and the lack of any major negative earnings surprises supported investor sentiment. By June 30th, the S&P 500 Index of blue chip U.S. stocks had risen 11.76% year to date, while the S&P Small Cap 600 Index of small company stocks was up 12.92%.

While stock market sentiment improved, economic data was mixed with the labor market sluggish, but deteriorating less rapidly, and core CPI - the benchmark measure of inflation - falling to its lowest level in 40 years, +1.5%. However, there was some positive leading indicator data towards the end of the period, prompting the Fed to comment in its Beige Book that: "the unwinding of war-related concerns appears to have provided some lift to business and consumer confidence, but most reports suggested that the effect had not been dramatic".

OUTLOOK
From an economic perspective, we expect the accomodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004. This should provide further support to equities through improved earnings, while undermining bonds. The extent to which improving earnings will be reflected in stock prices is open to question, however, as price/earning valuation multiples are still not cheap relative to history. In the meantime, equities may be stuck in a trading range due to profit taking and concern about the recovery.

We'd like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely yours,


/s/


George C.W. Gatch
President
JPMorgan Funds

Fund Facts

Fund Inception                                                   1/6/1998
Fiscal Year End                                               DECEMBER 31
Net Assets as of 6/30/2003 (In Millions)                            $ 0.4
Primary Benchmark                               S&P 500/BARRA VALUE INDEX

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Select Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, gained 11.37% during the six months ended June 30, 2003. This compares to a return of 12.29% from the S&P 500/BARRA Value Index.

Q. WHY DID THE FUND PERFORM THIS WAY?
A. The Fund's underperformance was mostly attributable to its adverse stock selection and underweight position in the information technology and telecommunications sector. Adept stock selection in the consumer discretionary sector enhanced the fund's relative return.

Amongst the portfolio's main detractors was Freddie Mac, the government-sponsored mortgage company. Earnings restatements, management resignations and the subsequent political machinations combined to push Freddie Mac down for the quarter. We are awaiting final restatements to prior year's earnings, which should boost earnings going back three years. Although the news surrounding Freddie Mac has been dramatic, its current valuation discounts a lot of the negative news. However, we felt it prudent to reduce the position until we gain more clarity on the extent of the problem.

The top contributor for the period was Citigroup, which posted strong first-quarter earnings, beating consensus Wall Street expectations. Credit cards and retail banking segments remained the company's primary growth drivers.

Q. HOW WAS THE FUND MANAGED?
A. We continue to favor consumer discretionary names as the best way to play an economic recovery. First, lower interest rates and taxes act as a direct infusion into consumers' bank accounts. Second, consumer confidence and real incomes are rising. Third, many of these names have easy compares and remain attractively priced.

Despite the market's climb we found high quality companies in which to invest. Holdings such as Pfizer, Wyeth, PepsiCo, and Qualcomm incorporated concerns into their prices rather than the high returns and durable business models that we see. We also found traditional value plays: companies in lower growth industries that possess strong balance sheets and generate excess cash flow. Holdings in this area include Altria Group, Mattel, Autozone, and Automatic Data Processing.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENT

Finance & Insurance             33.8%
Consumer Goods & Services       22.2%
Energy                          11.6%
Industrial Products & Services   7.8%
Telecommunications               7.5%
Technology                       6.2%
Utilities                        3.8%
Short-term Investments           3.2%
Pharmaceuticals                  1.7%
REITs                            1.3%
Health Services & Systems        0.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIOS


1. Citigroup, Inc.                         4.6%
2. Exxon Mobil Corp.                       4.2%
3. American International Group, Inc.      2.8%
4. SBC Communications Inc.                 2.2%
5. Verizon Communications, Inc.            2.2%
6. Chevron Texaco Corp.                    2.3%
7. U.S. Bancorp                            1.9%
8. AOL Time Warner, Inc.                   1.9%
9. Liberty Media Corp., Class A            1.9%
10.Golden West Financial Corp.             1.9%

Top 10 equity holdings comprised 25.7% of the Portfolio's market value of investments ($281,141 in thousands). As of June 30, 2003, the Fund held 91 equity holdings. Portfolio holdings are subject to change at any time.

Average Annual Total Returns

                                         1 YEAR         3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------
Select Growth & Income Fund             (0.27%)         (6.28%)         (1.89%)            7.27%
------------------------------------------------------------------------------------------------

TEN-YEAR PERFORMANCE (6/30/93 TO 6/30/03)*

[CHART]

JPMORGAN SELECT GROWTH & INCOME FUND - #695

                JPMORGAN SELECT GROWTH &     S&P 500/BARRA       LIPPER LARGE-CAP
                     INCOME FUND              VALUE INDEX        VALUE FUNDS INDEX
                     PLOT POINTS              PLOT POINTS           PLOT POINTS
06/30/93            5,000,000.00             5,000,000.00           5,000,000.00
07/31/93            4,963,500.00             5,062,000.00           4,985,000.00
08/31/93            5,112,901.35             5,260,430.40           5,186,394.00
09/30/93            5,129,262.63             5,258,326.23           5,205,065.02
10/31/93            5,161,064.06             5,286,721.19           5,294,592.14
11/30/93            5,084,680.31             5,192,088.88           5,210,408.12
12/31/93            5,174,170.69             5,280,354.39           5,321,389.81
01/31/94            5,333,017.73             5,526,418.91           5,494,867.12
02/28/94            5,237,023.41             5,326,362.54           5,362,990.31
03/31/94            5,035,921.71             5,107,449.04           5,140,426.21
04/30/94            5,025,849.87             5,215,216.22           5,204,167.50
05/31/94            5,063,041.16             5,301,788.80           5,279,107.51
06/30/94            4,966,337.07             5,154,929.25           5,151,881.02
07/31/94            5,059,704.21             5,329,165.86           5,302,315.95
08/31/94            5,226,168.47             5,479,981.26           5,517,059.74
09/30/94            5,117,986.79             5,287,085.92           5,373,064.48
10/31/94            5,169,166.66             5,402,344.39           5,461,182.74
11/30/94            4,984,627.41             5,183,549.44           5,271,133.58
12/31/94            4,997,587.44             5,247,307.10           5,330,697.39
01/31/95            5,042,065.97             5,389,509.12           5,426,649.94
02/28/95            5,243,244.40             5,598,622.08           5,628,521.32
03/31/95            5,389,530.92             5,753,144.05           5,760,228.72
04/30/95            5,474,146.55             5,942,422.49           5,927,851.38
05/31/95            5,659,172.70             6,206,860.29           6,147,774.66
06/30/95            5,803,481.61             6,254,032.42           6,281,181.37
07/31/95            6,061,736.54             6,469,796.54           6,479,666.70
08/31/95            6,098,106.96             6,524,789.81           6,519,192.67
09/30/95            6,207,263.07             6,751,852.50           6,753,231.69
10/31/95            6,088,704.35             6,646,523.60           6,699,205.83
11/30/95            6,325,554.95             6,994,801.44           6,989,281.45
12/31/95            6,374,894.28             7,188,557.44           7,102,507.81
01/31/96            6,603,115.49             7,403,495.30           7,321,265.05
02/29/96            6,665,845.09             7,473,088.16           7,403,263.21
03/31/96            6,795,162.48             7,647,958.42           7,483,218.46
04/30/96            6,893,012.82             7,725,967.60           7,584,990.23
05/31/96            6,985,379.20             7,842,629.71           7,725,312.55
06/30/96            6,962,327.44             7,804,985.09           7,729,947.73
07/31/96            6,651,111.41             7,475,614.72           7,426,933.78
08/31/96            6,884,565.42             7,681,941.68           7,620,034.06
09/30/96            7,200,566.97             8,010,728.79           7,993,415.73
10/31/96            7,308,575.48             8,282,292.49           8,162,076.80
11/30/96            7,783,632.88             8,915,887.87           8,746,481.50
12/31/96            7,641,970.76             8,769,667.31           8,598,665.96
01/31/97            8,063,043.35             9,173,948.97           9,032,898.60
02/28/97            8,060,624.44             9,240,918.80           9,105,161.78
03/31/97            7,747,872.21             8,924,879.37           8,757,344.60
04/30/97            8,063,985.40             9,259,562.35           9,147,046.44
05/31/97            8,532,502.95             9,840,136.91           9,673,916.31
06/30/97            8,862,710.81            10,216,030.14          10,077,318.62
07/31/97            9,569,068.86            11,033,312.55          10,837,148.45
08/31/97            9,225,539.29            10,534,606.82          10,373,318.49
09/30/97            9,718,183.09            11,151,934.78          10,904,432.40
10/31/97            9,454,820.33            10,741,543.58          10,575,118.54
11/30/97            9,754,538.13            11,150,796.39          10,921,982.43
12/31/97            9,938,898.90            11,398,344.07          11,046,493.03
01/31/98            9,891,192.19            11,258,144.44          11,061,958.12
02/28/98           10,596,434.19            12,102,505.28          11,789,834.97
03/31/98           11,091,287.67            12,716,102.29          12,313,303.64
04/30/98           11,172,254.07            12,866,152.30          12,438,899.34
05/31/98           10,892,947.72            12,684,739.55          12,227,438.05
06/30/98           11,105,360.20            12,781,143.57          12,456,091.14
07/31/98           10,767,757.25            12,503,792.76          12,240,600.76
08/31/98            9,127,827.82            10,493,182.88          10,569,758.76
09/30/98            9,768,601.33            11,131,168.40          11,078,164.15
10/31/98           10,371,324.03            12,002,738.89          11,965,525.10
11/30/98           10,674,166.70            12,628,081.58          12,575,766.88
12/31/98           11,410,684.20            13,071,327.25          13,061,191.48
01/31/99           11,517,944.63            13,335,368.06          13,278,007.26
02/28/99           11,042,253.52            13,048,657.64          12,973,940.90
03/31/99           11,425,419.71            13,444,031.97          13,368,348.70
04/30/99           12,084,666.43            14,602,907.53          14,155,744.44
05/31/99           11,979,529.83            14,344,436.06          13,913,681.21
06/30/99           12,385,635.89            14,895,262.41          14,527,274.55
07/31/99           11,936,037.31            14,436,488.33          14,114,699.95
08/31/99           11,608,989.89            14,071,245.17          13,857,812.41
09/30/99           11,207,318.84            13,521,059.49          13,345,073.35
10/31/99           11,778,892.10            14,284,999.35          13,988,305.89
11/30/99           11,861,344.34            14,200,717.85          14,037,264.96
12/31/99           12,414,082.99            14,734,664.84          14,469,612.72
01/31/00           12,123,593.45            14,266,102.50          13,857,548.10
02/29/00           11,708,966.55            13,374,471.09          13,274,145.33
03/31/00           12,849,419.89            14,769,428.43          14,490,057.04
04/30/00           12,693,941.91            14,670,473.26          14,329,217.41
05/31/00           12,426,099.74            14,715,951.72          14,339,247.86
06/30/00           12,263,317.83            14,134,671.63          14,181,516.13
07/31/00           12,495,094.54            14,417,365.06          14,117,699.31
08/31/00           13,251,047.76            15,383,328.52          14,935,114.10
09/30/00           12,853,516.33            15,380,251.86          14,699,139.30
10/31/00           12,913,927.85            15,667,862.57          14,816,732.41
11/30/00           12,197,204.86            14,865,668.00          14,181,094.59
12/31/00           12,560,681.56            15,631,249.91          14,752,592.70
01/31/01           12,558,169.43            16,290,888.65          14,875,039.22
02/28/01           11,873,749.19            15,210,802.73          14,158,062.33
03/31/01           11,306,183.98            14,609,976.03          13,607,313.71
04/30/01           12,148,494.69            15,600,532.40          14,378,848.39
05/31/01           12,284,557.83            15,764,337.99          14,610,347.85
06/30/01           11,815,287.72            15,253,573.44          14,212,946.39
07/31/01           11,736,125.29            14,989,686.62          14,116,298.36
08/31/01           11,000,270.24            14,123,282.73          13,455,655.59
09/30/01           10,144,449.21            12,781,570.87          12,406,114.46
10/31/01           10,212,417.02            12,781,570.87          12,486,754.20
11/30/01           10,787,376.10            13,593,200.62          13,287,155.15
12/31/01           10,945,950.53            13,799,817.27          13,487,791.19
01/31/02           10,840,869.40            13,421,702.28          13,238,267.05
02/28/02           10,815,935.40            13,302,249.13          13,165,456.58
03/31/02           11,291,836.56            13,983,324.29          13,746,053.22
04/30/02           10,727,244.73            13,282,759.74          13,160,471.35
05/31/02           10,837,735.35            13,335,890.78          13,177,579.96
06/30/02           10,121,361.05            12,494,396.07          12,259,102.64
07/31/02            9,214,487.10            11,143,751.85          11,199,916.17
08/31/02            9,297,417.48            11,220,643.74          11,274,955.61
09/30/02            8,310,031.74             9,938,124.16           9,971,570.74
10/31/02            9,062,089.62            10,763,982.28          10,703,484.03
11/30/02            9,507,038.22            11,520,690.23          11,374,592.48
12/31/02            9,063,059.53            10,921,614.34          10,833,161.88
01/31/03            8,829,232.60            10,622,362.11          10,575,332.63
02/28/03            8,573,184.85            10,333,433.86          10,310,949.31
03/31/03            8,562,039.71            10,320,000.40          10,304,762.74
04/30/03            9,330,054.67            11,340,648.44          11,174,484.72
05/31/03            9,968,230.41            12,175,320.16          11,862,832.98
06/30/03              10,091,058               12,264,200             11,998,069

Source: Lipper Analytical Services, Inc. Past Performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

*The Fund commenced operations on 1/6/98.

Returns for the Fund prior to 1/6/98 (offering date of the Fund) are calculated using the historical expenses of the JPMorgan Growth and Income Fund (Select Shares), which are higher than the expenses of the Select Growth and Income Fund.

The graph illustrates comparative performance for $5,000,000 invested in the JPMorgan Select Growth and Income Fund, S&P 500/BARRA Value Index, and Lipper Large-Cap Value Funds Index from June 30, 1993 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500/BARRA Value Index contains large U.S. companies with lower price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Fund has a $5,000,000 minimum initial deposit and carries no sales charge.

     JPMORGAN SELECT GROWTH AND INCOME FUND
     Statement of Assets & Liabilities

As of June 30, 2003 (unaudited)
(Amounts in thousands, except per share amount)

ASSETS:
  Investment in Growth and Income Portfolio, at value                       $    377,992

LIABILITIES:

  Accrued liabilities:
    Administration fees                                                               31
    Trustees' fees - deferred compensation plan                                       29
    Other                                                                             87
----------------------------------------------------------------------------------------
Total Liabilities                                                                    147
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                                420,669
  Accumulated undistributed (overdistributed) net investment income                2,501
  Accumulated net realized gain (loss) on investment in Portfolio                (64,428)
  Net unrealized appreciation (depreciation) of investment in Portfolio           19,103
----------------------------------------------------------------------------------------
Total Net Assets                                                            $    377,845
----------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value;
  unlimited number of shares authorized):                                         10,535
Net asset value, redemption and offering price per share:                   $      35.87
========================================================================================

                       See notes to financial statements.

     JPMORGAN SELECT GROWTH AND INCOME FUND
     Statement of Operations

For the six months ended June 30, 2003 (unaudited)
(Amounts in thousands)

INVESTMENT INCOME:
  Allocated investment income from Portfolio                                $      3,584
  Allocated expenses from Portfolio                                                 (796)
----------------------------------------------------------------------------------------
Total investment income                                                            2,788
----------------------------------------------------------------------------------------
EXPENSES:
  Administration fees                                                                171
  Accounting fees                                                                      4
  Professional fees                                                                    6
  Transfer agent fees                                                                  5
  Trustees' fees                                                                       1
----------------------------------------------------------------------------------------
Total expenses                                                                       187
----------------------------------------------------------------------------------------
Net investment income (loss)                                                       2,601
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) allocated from Portfolio                              (33,814)
  Change in net unrealized appreciation (depreciation) allocated
    from Portfolio                                                                69,697
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                          35,883
----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from operations                     $     38,484
========================================================================================

                       See notes to financial statements.

JPMORGAN SELECT GROWTH AND INCOME FUND
Statement of Changes in Net Assets For the periods indicated (unaudited)

(Amounts in thousands)

                                                                                   1/1/03          YEAR
                                                                                  THROUGH         ENDED
                                                                                  6/30/03        12/31/02
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)                                               $      2,601    $      5,981
    Net realized gain (loss) allocated from Portfolio                               (33,814)        (29,835)
    Change in net unrealized appreciation (depreciation)
      allocated from Portfolio                                                       69,697         (50,607)
-----------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations                              38,484         (74,461)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                              (148)         (5,833)
    Net realized gain on investment transactions                                          -               -
-----------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                              (148)         (5,833)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued                                                      12,968          30,874
    Dividends reinvested                                                                148           5,833
    Cost of shares redeemed                                                         (16,404)        (58,463)
      Increase (decrease) from capital share transactions                            (3,288)        (21,756)
-----------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                        35,048        (102,050)
-----------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of period                                                             342,797         444,847
-----------------------------------------------------------------------------------------------------------
    End of period                                                              $    377,845    $    342,797
-----------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME              $      2,501    $         48
-----------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Issued                                                                              401             862
    Reinvested                                                                            4             177
    Redeemed                                                                           (509)         (1,642)
-----------------------------------------------------------------------------------------------------------
      Change in shares                                                                 (104)           (603)
-----------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN SELECT GROWTH AND INCOME FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION
J.P. Morgan Mutual Fund Group ("JPMMFG" or the "Trust") was organized on May 11, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. JPMorgan Select Growth and Income Fund (the "Fund") is a separate series of the Trust.

JPMMFG was formerly named Mutual Fund Group. The name change went into effect on May 1, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUND:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund utilizes a Master Feeder Fund structure and seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio (the "Portfolio") which, like the Fund, is an open-end management investment company having the same investment objective as the Fund. As of June 30, 2003, the Fund owned 34.6% of the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

A. VALUATION OF INVESTMENTS - The Fund records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to the Portfolio's financial statements.

B. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

C. ALLOCATION OF EXPENSES - Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

D. FEDERAL INCOME TAXES - The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income tax or excise tax is necessary.

E. DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. ADMINISTRATION FEE - Pursuant to the Administration Agreement, JPMorgan Chase Bank ("JPMCB" or the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.10% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.025% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

B. OTHER - Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

4. BANK BORROWINGS
Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Fund may borrow money for temporary or emergency purposes. The Fund has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Fund. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

The Fund had no borrowings outstanding at June 30, 2003, nor at anytime during the period then ended.

5. CONCENTRATIONS AND INDEMNIFICATIONS
At June 30, 2003, all of the Fund's outstanding shares are owned by the participants in the 401(k) Savings Plan of J.P. Morgan Chase & Co.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

JPMORGAN SELECT GROWTH AND INCOME FUND
Financial Highlights (unaudited)

                                           1/1/03        YEAR       11/1/01                 YEAR ENDED               1/6/98*
                                           THROUGH       ENDED      THROUGH     ---------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:           6/30/03     12/31/02     12/31/01^   10/31/01     10/31/00    10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  32.22    $  39.57     $  37.45    $  52.99     $  48.88    $  43.51    $  42.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 0.25        0.57         0.09        0.53         0.49        0.53        0.38
  Net gains or losses on securities (both
    realized and unrea1ized)                   3.41       (7.36)        2.60      (10.81)        4.18        5.37        1.47
                                           --------    --------     --------    --------     --------    --------    --------
    Total from investment operations           3.66       (6.79)        2.69      (10.28)        4.67        5.90        1.85
                                           --------    --------     --------    --------     --------    --------    --------
Less distributions:
  Dividends from net investment income         0.01        0.56         0.57        0.47         0.11        0.53        0.34
  Distributions from capital gains                -           -            -        4.79         0.45           -           -
                                           --------    --------     --------    --------     --------    --------    --------
    Total distributions                        0.01        0.56         0.57        5.26         0.56        0.53        0.34
                                           --------    --------     --------    --------     --------    --------    --------
Net asset value, end of period             $  35.87    $  32.22     $  39.57    $  37.45     $  52.99    $  48.88    $  43.51
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                              11.37%     (17.19%)       7.19%     (20.92%)       9.63%      13.57%       4.38%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (millions)     $    378    $    343     $    445    $    403     $    531    $    553    $    518
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
  Net expenses+                                0.57%       0.58%        0.58%       0.58%        0.60%       0.59%       0.61%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                 1.52%       1.54%        1.34%       1.31%        0.92%       1.08%       1.04%
-----------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursements+             0.57%       0.58%        0.58%       0.59%        0.60%       0.59%       0.61%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)
    without reimbursements                     1.52%       1.54%        1.34%       1.30%        0.92%       1.08%       1.04%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~ (a)                    21%         70%           0%         12%          30%        125%        113%
-----------------------------------------------------------------------------------------------------------------------------

  ^  The Fund changed its fiscal year end from October 31 to December 31.
  *  Commencement of operations.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Portfolio, of which the Fund invested all of its investable assets.
  +  Includes expenses allocated from the Portfolio.

Growth and Income Portfolio

Semi-Annual Report June 30, 2003
(unaudited)

(The following pages should be read in conjunction with the JPMorgan Select Growth and Income Fund Semi-Annual Financial Statements)

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of June 30, 2003 (unaudited)
(Amounts in thousands)

       SHARES   ISSUER                                                     VALUE
--------------------------------------------------------------------------------
        LONG - TERM INVESTMENTS - 96.8%
--------------------------------------------------------------------------------
                COMMON STOCKS -- 96.8%
                AEROSPACE -- 2.3%
          120   General Dynamics Corp.                              $      8,671
          238   United Technologies Corp.                                 16,858
                                                                    ------------
                                                                          25,529
                APPAREL -- 1.1%
           92   Nike, Inc., Class B                                        4,937
          210   VF Corp.                                                   7,117
                                                                    ------------
                                                                          12,054
                AUTOMOTIVE -- 0.5%
          155   Genuine Parts Co. (l)                                      4,946
                BANKING-- 11.6%
          251   Bank of America Corp.                                     19,813
          369   BB&T Corp.                                                12,640
          235   North Fork Bancorporation, Inc. (l)                        7,987
          172   PNC Financial Services Group, Inc.                         8,390
          304   SunTrust Banks, Inc.                                      18,027
          318   The Bank of New York Co., Inc.                             9,145
          856   U.S. Bancorp                                              20,965
          330   Wachovia Corp.                                            13,187
          326   Wells Fargo & Co.                                         16,451
                                                                    ------------
                                                                         126,605
                BROADCASTING/CABLE -- 0.6%
          195   EchoStar Communications Corp., Class A *                   6,741
                BUSINESS SERVICES -- 1.9%
          106   Automatic Data Processing, Inc.                            3,582
          350   Equifax, Inc.                                              9,095
          452   IMS Health, Inc.                                           8,137
                                                                    ------------
                                                                          20,814
                CHEMICALS -- 0.5%
          112   PPG Industries, Inc.                                       5,693
                COMPUTER SOFTWARE -- 0.9%
          429   Computer Associates International, Inc.                    9,551
                COMPUTERS/COMPUTER HARDWARE -- 2.9%
          433   Hewlett-Packard Co.                                        9,219
          135   International Business Machines Corp.                     11,104
          136   Lexmark International, Inc. *                              9,632
          117   Seagate Technology (Cayman Islands) *                      2,057
                                                                    ------------
                                                                          32,012
                CONSTRUCTION -- 0.3%
          303   Clayton Homes, Inc.                                        3,805

                CONSTRUCTION MATERIALS -- 0.9%
          278   Vulcan Materials Co.                                      10,287
                CONSUMER PRODUCTS -- 1.9%
          448   Altria Group, Inc.                                        20,334
                DIVERSIFIED -- 0.7%
          412   Tyco International LTD (Bermuda)                           7,822
                ENTERTAINMENT/LEISURE -- 0.8%
          273   Carnival Corp. (l)                                         8,878
                ENVIRONMENTAL SERVICES -- 0.9%
          411   Waste Management, Inc. (l)                                 9,896
                FINANCIAL SERVICES-- 13.1%
          459   American Express Co.                                      19,178
        1,184   Citigroup, Inc.                                           50,690
          249   Freddie Mac                                               12,662
          256   Golden West Financial Corp.                               20,467
          527   Janus Capital Group, Inc.                                  8,641
           94   Merrill Lynch & Co., Inc.                                  4,388
          266   Prudential Financial, Inc.                                 8,948
          271   T. Rowe Price Group, Inc.                                 10,219
          217   Washington Mutual, Inc.                                    8,966
                                                                    ------------
                                                                         144,159
                FOOD/BEVERAGE PRODUCTS -- 2.6%
           68   Brown-Forman Corp., Class B                                5,381
          453   Kraft Foods, Inc., Class A                                14,745
          182   PepsiCo, Inc.                                              8,108
                                                                    ------------
                                                                          28,234

                HEALTH CARE/HEALTH CARE SERVICES -- 0.9%
          117   WellPoint Health Networks, Inc. * (l)                      9,829
                INSURANCE -- 9.0%
          546   American International Group, Inc.                        30,147
          115   Chubb Corp.                                                6,912
          185   Hartford Financial Services Group, Inc.                    9,301
          115   John Hancock Financial Services, Inc.                      3,540
          209   Marsh & McLennan Companies, Inc.                          10,679
          277   MGIC Investment Corp.                                     12,924
          144   Principal Financial Group, Inc. (l)                        4,628
          258   SAFECO Corp.                                               9,113
          708   Travelers Property Casualty Corp., Class A (l)            11,255
                                                                    ------------
                                                                          98,499
                MANUFACTURING -- 1.6%
          168   Cooper Industries LTD, Class A                             6,918
          383   Honeywell International, Inc.                             10,289
                                                                    ------------
                                                                          17,207
                METALS/MINING -- 0.5%
          230   Alcoa, Inc.                                                5,857
                MULTI-MEDIA -- 8.9%
        1,276   AOL Time Warner, Inc. *                                   20,531
          403   Comcast Corp., Class A *                                  12,149
          132   Dow Jones & Co., Inc.                                      5,697
          120   Gannett Co., Inc.                                          9,240
           41   Knight Ridder, Inc.                                        2,854
        1,771   Liberty Media Corp., Class A *                            20,476
           88   The E.W. Scripps Co., Class A                              7,843
          385   The Walt Disney Co.                                        7,594
          247   Viacom, Inc., Class B *                                   10,800
                                                                    ------------
                                                                          97,184
                OIL & GAS -- 10.3%
          215   Burlington Resources, Inc. (l)                            11,625
          322   ChevronTexaco Corp.                                       23,247
          341   ConocoPhillips                                            18,682
          234   Devon Energy Corp.                                        12,506
        1,281   Exxon Mobil Corp.                                         46,015
                                                                    ------------
                                                                         112,075
                PHARMACEUTICALS -- 1.7%
          223   Pfizer, Inc.                                               7,602
          232   Wyeth                                                     10,554
                                                                    ------------
                                                                          18,156
                PIPELINES -- 1.3%
          269   Kinder Morgan, Inc.                                       14,717
                REAL ESTATE -- 0.6%
          299   Brookfield Properties Corp. (Canada)                       6,360
                REAL ESTATE INVESTMENT TRUST -- 0.7%
          220   Public Storage, Inc.                                       7,448
                RESTAURANTS/FOOD SERVICES -- 0.9%
          247   Outback Steakhouse, Inc.                                   9,645
                RETAILING -- 4.2%
          132   AutoZone, Inc. *                                          10,051
          364   CarMax, Inc. * (l)                                        10,982
          861   Circuit City Stores, Inc.                                  7,576
          348   Home Depot, Inc.                                          11,529
          279   The TJX Companies, Inc.                                    5,262
                                                                    ------------
                                                                          45,400
                TELECOMMUNICATIONS -- 7.5%
          367   Alltel Corp.                                              17,682
          212   BellSouth Corp.                                            5,638
          750   General Motors - Hughes Electronics Corp., Class H*        9,601
          959   SBC Communications, Inc.                                  24,510
          611   Verizon Communications, Inc.                              24,093
                                                                    ------------
                                                                          81,524
                TELECOMMUNICATIONS EQUIPMENT -- 0.5%
          161   QUALCOMM, Inc.                                             5,738
                TOYS & GAMES -- 0.9%
          518   Mattel, Inc.                                               9,808
                UTILITIES -- 3.8%
          224   Consolidated Edison, Inc.                                  9,699

          194   Dominion Resources, Inc.                                  12,488
          304   Energy East Corp.                                          6,315
          327   FirstEnergy Corp.                                         12,585
                                                                    ------------
                                                                          41,087
                Total Common Stocks                                    1,057,894
                (Cost $992,240)
--------------------------------------------------------------------------------
        SHORT - TERM INVESTMENT - 3.2%
--------------------------------------------------------------------------------
                MONEY MARKET FUND -- 3.2%
       34,539   JPMorgan Prime Money Market Fund (a)                      34,539
                (Cost $34,539)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                         $  1,092,433
                (Cost $1,026,779)
--------------------------------------------------------------------------------

       SHARES   COLLATERAL INVESTMENTS                                    VALUE
--------------------------------------------------------------------------------
                MONEY MARKET FUNDS (c)
        2,504   Merrill Lynch Premier Institution Money Market Fund $      2,504
        2,504   Reserve Primary Money Market Fund                          2,504
                                                                    ------------
                                                                    $      5,008

Abbreviations:
*      -  Non-income producing security.
(a) - Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c)    -  Investment of cash collateral for portfolio securities on loan.
(l) - Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.

GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2003                                                 (Unaudited)
(Amounts in thousands)

ASSETS
Investment securities, at value                                  $     1,092,433
Investments held as collateral for securities lending program              5,008
Cash                                                                           3
Receivables:
    Investment securities sold                                             4,894
    Interest and dividends                                                 1,123
    Security lending (net)                                                     1
--------------------------------------------------------------------------------
Total Assets                                                           1,103,462
--------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                                        4,780
    Collateral for securities lending program                              5,008
Accrued liabilities:
    Investment advisory fees                                                 364
    Administration fees                                                       46
    Custodian fees                                                             8
    Trustees' fees -- deferred compensation plan                             176
    Other                                                                     46
--------------------------------------------------------------------------------
Total Liabilities                                                         10,428
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS         $     1,093,034
--------------------------------------------------------------------------------
Cost of investments                                              $     1,026,779
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003                               (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME
Dividend                                                         $        10,517
Dividend income from affiliated investments*                                 183
Securities lending (net)                                                      34
Foreign taxes withheld                                                        (8)
--------------------------------------------------------------------------------
Total investment income                                                   10,726
--------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                   2,045
Administration fees                                                          256
Custodian fees                                                                10
Accounting fees                                                                6
Professional fees                                                             43
Trustees' fees                                                                 3
Other                                                                         15
--------------------------------------------------------------------------------
Total expenses                                                             2,378
--------------------------------------------------------------------------------
Net investment income (loss)                                               8,348
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from investments               (101,725)
Change in net unrealized appreciation
  (depreciation) of investments                                          205,586
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                   103,861
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            $       112,209
--------------------------------------------------------------------------------
*  Includes reimbursements of  investment advisory and
   administration fees:                                          $            26
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED                                            (Unaudited)
(Amounts in thousands)

                                                                1/1/03
                                                               THROUGH         YEAR ENDED
                                                               6/30/03           12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                             $       8,348       $     21,760
Net realized gain (loss) on investments                       (101,725)           (68,049)
Change in net unrealized appreciation
  (depreciation) of investments                                205,586           (205,933)
-----------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations          112,209           (252,222)
-----------------------------------------------------------------------------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                   32,793            126,703
Withdrawals                                                   (116,718)          (399,691)
-----------------------------------------------------------------------------------------
    Increase (decrease) from transactions in investors'
      beneficial interest                                      (83,925)          (272,988)
-----------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                     28,284           (525,210)
-----------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                          1,064,750          1,589,960
End of period                                            $   1,093,034       $  1,064,750
-----------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

1. ORGANIZATION

Growth and Income Portfolio ("GIP" or the "Portfolio") is separately registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITIES ON LOAN -- For the Portfolio, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Portfolio) acting as lending agent to certain borrowers. By lending investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Portfolio in accordance with investment guidelines contained in the securities lending agreement. At June 30, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                    MARKET VALUE OF          MARKET VALUE OF
                  SECURITIES LOANED      COLLATERAL RECEIVED
                           $ 4,940                  $ 5,008

JPMCB as lending agent received a fee of $15 (amount in thousands) from the Portfolio, which is equal to 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify the Portfolio from any loss resulting from a borrower's failure to return a loaned security when due.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. EXPENSES -- Expenses directly attributable to the Portfolio are charged to the Portfolio; other expenses are allocated on another reasonable basis.

F. FEDERAL INCOME TAXES -- The Portfolio intends to continue to qualify as a partnership and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement,
J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM" or "Advisor") acts as the investment advisor to the Portfolio. JPMFAM is a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator"), provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets.

D. OTHER -- The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

For the six months ended June 30, 2003, the Portfolio did not purchase any securities from brokers/dealers affiliated with JPMCB.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                                       PURCHASES             SALES
                                                 (EXCLUDING U.S.   (EXCLUDING U.S.
                                                     GOVERNMENT)       GOVERNMENT)
                                                       $ 210,459         $ 304,997

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2003, are as follows (amounts in thousands):

                                                                        GROSS           GROSS    NET UNREALIZED
                                                   AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                                                        COST     APPRECIATION    DEPRECIATION     (DEPRECIATION)
                                                 $ 1,026,779        $ 118,486       $ (52,832)         $ 65,654

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Portfolio could borrow money for temporary or emergency purposes. The Portfolio had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement expired on April 16, 2003.

The Portfolio had no borrowings outstanding at June 30, 2003, nor at any time during the period then ended.

7. SUBSEQUENT EVENTS

On or about September 1, 2003, JPMFAM and Robert Fleming, Inc. ("RFI") will merge into J.P. Morgan Investment Management, Inc. ("JPMIM"). JPMIM, as the surviving entity, will assume all the rights and obligations of JPMFAM and RFI.

In addition, on or about October 1, 2003, it is expected that JPMIM will change from being a wholly owned subsidiary of JPMorgan ("Parent") to being an indirectly wholly owned subsidiary of the Parent, with the intermediary being J.P. Morgan Fleming Asset Management Holdings, Inc.

The investment advisory services and personnel providing these services will not change as a result of the mergers.

SUPPLEMENTARY DATA                                                   (Unaudited)

                                        1/1/03       YEAR    11/1/01                   YEAR ENDED
                                       THROUGH      ENDED    THROUGH    ---------------------------------------
                                       6/30/03   12/31/02  12/31/01*    10/31/01  10/31/00   10/31/99  10/31/98
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                         0.46%      0.47%      0.46%      0.47%      0.47%      0.47%     0.47%
    Net investment income (loss)         1.63%      1.64%      1.45%      1.43%      1.05%      1.20%     1.21%
    Expenses without reimbursements      0.46%      0.47%      0.46%      0.48%      0.47%      0.47%     0.47%
    Net investment income (loss)
      without reimbursements             1.63%      1.64%      1.45%      1.42%      1.05%      1.20%     1.21%
PORTFOLIO TURNOVER RATE(a)                 21%        70%         0%        12%        30%       125%      113%
===============================================================================================================
TOTAL RETURN(a)                          11.5%     (15.9)%      7.1%     (18.7)%      9.1%      14.1%      8.7%
===============================================================================================================

 * The Portfolio changed its fiscal year end from October 31 to December 31. # Short periods have been annualized.
(a) Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

Capital Growth Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS

Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS

Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS

Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

               Funds may be registered under separate registrants.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

The financial information in this report has been taken from the books and records of the fund without examination by independent auditors, who express no opinion thereto.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

ITEM 2. CODE OF ETHICS.

     (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                    (i) Has at least one audit committee financial expert serving on its audit committee; or

                    (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
              (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                    (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
              (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, FOLLOWING AN EVALUATION WITHIN 90 DAYS PRIOR TO THE FILING DATE OF THIS REPORT OF THE DISCLOSURE CONTROLS AND PROCEDURES AS DEFINED IN RULE 30a-2(c) UNDER THE ACT CONCLUDE AS FOLLOWS:

1. THE DISCLOSURE CONTROLS AND PROCEDURES REFLECT A CUMULATIVE PROCESS INVOLVING THE REGISTRANT'S SERVICE PROVIDERS;

2. THE CUMULATIVE PROCESS SEEKS TO ENSURE THAT THE INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIOD SPECIFIED IN THE COMMISSION'S RULES AND FORMS AND THAT THE INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THESE REPORTS IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT INCLUDING ITS PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND THAT

3. THIS PROCESS IS EFFECTIVE WITH REGARDS TO ITS PURPOSE.

     (b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

THERE WAS NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAS MATERIALLY AFFECTED OR IS REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.


ITEM 10. EXHIBITS.

     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2)

CERTIFICATIONS PURSUANT TO SECTION 302 AND 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                   J.P. Morgan Mutual Fund Group
            --------------------------------------------------------------------

By (Signature and Title)*      /s/ David Wezdenko
                         -----------------------------------------------
                                               David Wezdenko, Treasurer

Date        August 25, 2003
    --------------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ David Wezdenko
                         -----------------------------------------------
                                               David Wezdenko, Treasurer

Date        August 25, 2003
    --------------------------------------------------------------------

By (Signature and Title)*      /s/ George C.W. Gatch
                         -------------------------------------------------------
                                               George C.W. Gatch, President

Date        August 25, 2003
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.